  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 13, 1996
                                                      REGISTRATION NO. 811-8282


                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                             _____________________

                                   FORM N-1A


                            REGISTRATION STATEMENT
                                     UNDER
                      THE INVESTMENT COMPANY ACT OF 1940  [X]
                                AMENDMENT NO. 8           [X]
                       (CHECK APPROPRIATE BOX OR BOXES)

                             _____________________

                        LOOMIS SAYLES INVESTMENT TRUST
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                    ONE FINANCIAL CENTER, BOSTON, MA 02111
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (617) 482-2450

     NAME AND ADDRESS
     OF AGENT FOR SERVICE                      COPY TO
     --------------------                      -------

     SANDRA P. TICHENOR, ESQ.                  J.B. KITTREDGE, ESQ.
     LOOMIS, SAYLES & COMPANY, L.P.            ROPES & GRAY
     ONE FINANCIAL CENTER                      ONE INTERNATIONAL PLACE
     BOSTON, MA 02111                          BOSTON, MA 02110

                        LOOMIS SAYLES INVESTMENT TRUST
                 CROSS REFERENCE SHEET PURSUANT TO RULE 481(A)
                          ITEMS REQUIRED BY FORM N-1A

PART A

ITEM NO.         REGISTRATION STATEMENT CAPTION          CAPTION IN PROSPECTUSES
1.               Cover Page                              Cover Page

2.               Synopsis                                Summary of Expenses

3.               Condensed Financial                     Prior Performance
                 Information

4.               General Description of                  Cover Page; The
                 Registrant                              Trust; Investment
                                                         Objective and
                                                         Policies; and More
                                                         Information About the
                                                         Fund's Investments

5.               Management of the Fund                  Cover Page; The
                                                         Trust; The Fund's
                                                         Investment Adviser;
                                                         Fund Expenses; and
                                                         Portfolio Transactions

5A.              Management's Discussion of              Not applicable
                 Fund Performance

6.               Capital Stock and Other                 Cover Page; The
                 Securities                              Trust; How to
                                                         Redeem Shares; and
                                                         Dividends, Capital
                                                         Gain Distributions and
                                                         Taxes; Other Information

7.               Purchase of Securities Being            How to Purchase
                 Offered                                 Shares

8.               Redemption or Repurchase              How to Redeem
                                                       Shares

9.               Pending Legal                         Not applicable
                 Proceedings



PART B

ITEM NO.         REGISTRATION STATEMENT CAPTION        CAPTION IN STATEMENTS OF
                                                       ADDITIONAL INFORMATION
10.              Cover Page                            Cover Page

11.              Table of Contents                     Table of Contents

12.              General Information and               Not applicable
                 History

13.              Investment Objectives                 Investment Objective,
                 and Policies                          Policies and Restrictions

14.              Management of the Fund                Management of the Trust

15.              Control Persons and                   Management of the Trust
                 Principal Holders of
                 Securities

16.              Investment Advisory and               Investment Advisory and
                 Other Services                        Other Services

17.              Brokerage Allocation and              Portfolio Transactions
                 Other Practices                       and Brokerage

18               Capital Stock and Other               How to Redeem Shares
                 Securities                            (Prospectus);
                                                       Redemptions; Dividends,
                                                       Capital Gain
                                                       Distributions and Taxes
                                                       (Prospectus); Income
                                                       Dividends, Capital Gain
                                                       Distributions and Tax
                                                       Status; Description of
                                                       the Trust

19.              Purchase, Redemption              How to Purchase Shares
                 and Pricing of Securities         (Prospectus); How to
                 Being Offered                     Redeem Shares (Prospectus);
                                                   Redemptions; Net Asset Value


20.              Tax Status                        Dividends, Capital Gain
                                                   Distributions and Taxes
                                                   (Prospectus); Income
                                                   Dividends, Capital Gain
                                                   Distributions and Tax Status

21.              Underwriters                      Not applicable

22.              Calculations of                   Calculation of Yield and
                 Performance Data                  Total Return; Performance
                                                   Comparisons; Performance
                                                   Data

23.              Financial Statements              Financial Statements

PART C

The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

     This Amendment No. 8 to the Registration Statement has been filed by the Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. However, beneficial interests in the Registrant have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), since such interests have been issued and sold solely in reliance upon the exemption from registration contained in Section 4(2) of the 1933 Act. Investments in the Registrant may only be made by individuals or entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Amendment No. 8 to the Registration Statement does not constitute an offer to sell or the solicitation of an offer to buy any beneficial interests in the Registrant.


     This Registration Statement relates solely to interests in the Loomis Sayles Investment Grade Fixed Income Fund series, the Loomis Sayles Fixed Income Fund series, the Loomis Sayles California Tax-Free Income Fund series, the Loomis Sayles Core Growth Fund series, the Loomis Sayles High Yield Fixed Income Fund series, the Loomis Sayles Core Fixed Income Fund series and the Loomis Sayles Intermediate Duration Fixed Income Fund series of Loomis Sayles Investment Trust. Private Placement Memoranda and Statements of Additional Information for the Loomis Sayles Convertible Bond Fund series and the Loomis Sayles Mortgage Securities Fund series of Loomis Sayles Investment Trust are neither amended nor superseded by this Registration Statement.

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+INFORMATION CONTAINED HEREIN PERTAINING TO THE FUND IS SUBJECT TO COMPLETION + +OR AMENDMENT. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE + +SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF SECURITIES OF + +THE FUND IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE + +UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS +
+OF ANY SUCH STATE.                                                            +
+++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++


                        LOOMIS SAYLES INVESTMENT TRUST

               LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

                             ONE FINANCIAL CENTER
                         BOSTON, MASSACHUSETTS  02111
                                (617) 482-2450


                                  PROSPECTUS


                               ________ __, 1996


     The Loomis Sayles Investment Trust (the "Trust" ) is a group of nine mutual funds including the Loomis Sayles Investment Grade Fixed Income Fund (the "Fund"). The other series which are publicly offered by the Trust and are described in separate prospectuses are:


                 Loomis Sayles California Tax-Free Income Fund
                     Loomis Sayles Core Fixed Income Fund
                        Loomis Sayles Core Growth Fund
                        Loomis Sayles Fixed Income Fund
                  Loomis Sayles High Yield Fixed Income Fund
             Loomis Sayles Intermediate Duration Fixed Income Fund





     Except for the California Tax-Free Income Fund, the funds are designed specifically for tax-exempt investors such as pension plans, endowments and foundations, although other institutions and high net-worth individuals are eligible to invest. Each of the funds is separately managed and has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of each of the funds.


     This Prospectus concisely describes the information that you should know before investing in the Fund. Please read it carefully and keep it for future reference. A Statement of Additional Information dated ________ __, 1996 is available free of charge; to obtain a free copy or to make any inquiries about the Fund write to Loomis Sayles Investment Trust, One Financial Center, Boston, Massachusetts 02111 or telephone (617) 482-2450. The Statement of Additional Information, which contains more detailed information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE TRANSFERRED OR RESOLD UNLESS SO REGISTERED OR EXEMPT THEREFROM. HOWEVER, THE SECURITIES ARE REDEEMABLE AS DESCRIBED IN THIS PROSPECTUS. IN CERTAIN CASES INVESTORS MAY BE REDEEMED "IN KIND" AND RECEIVE PORTFOLIO SECURITIES HELD BY THE FUND IN LIEU OF CASH UPON REDEMPTION. IN SUCH CASE, AN INVESTOR WILL INCUR COSTS WHEN THE INVESTOR SELLS THE SECURITIES DISTRIBUTED.

                               TABLE OF CONTENTS

SUMMARY OF EXPENSES......................................................  -3-

PRIOR PERFORMANCE........................................................  -4-

THE TRUST................................................................  -5-

INVESTMENT OBJECTIVE AND POLICIES........................................  -5-

MORE INFORMATION ABOUT THE FUND'S INVESTMENTS............................  -6-

THE FUND'S INVESTMENT ADVISER............................................  -9-

FUND EXPENSES............................................................  -9-

PORTFOLIO TRANSACTIONS................................................... -10-

HOW TO PURCHASE SHARES................................................... -10-

HOW TO REDEEM SHARES..................................................... -11-

OTHER INFORMATION........................................................ -11-

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES.......................... -11-

                              SUMMARY OF EXPENSES


     The following information is provided to assist you in understanding the various costs and expenses that, as an investor in the Fund, you will bear directly or indirectly. The information is based on expenses for the Fund's fiscal year ended December 31, 1995. The information below should not be considered a representation of past or future expenses, as actual expenses may be greater or less than those shown. Also, the assumed 5% annual return in the example should not be considered a representation of investment performance, as actual performance will depend upon the actual investment results of securities held in the Fund's portfolio.


Shareholder Transaction Expenses:
 Maximum Sales Load Imposed on
 Purchases (as a percentage of offering price)              none
 Maximum Sales Load Imposed on
 Reinvested Dividends (as a percentage of
 offering price)                                            none
 Deferred Sales Load (as a percentage of original
  purchase price or redemption
  proceeds as applicable)                                   none
 Redemption Fees (as a percentage of amount redeemed)       none
 Exchange Fees                                              none

Annual Operating Expenses After Expense
Reimbursement (as a
 percentage of net assets)/1/:
  Management Fees/1/                                        .01%
  12b-1 Fees                                                none
  Other Operating Expenses/1/                               .54%
  Total Operating Expenses/1/                               .55%

Example
 You would pay the following
 expenses on a $1,000 investment
 assuming a 5% annual return
 (with or without a redemption at
 the end of each time period):

 One Year                                                   $6
 Three Years                                                $18
 Five Years                                                 $31
 Ten Years                                                  $69


________________________

     /1/ Loomis Sayles has voluntarily undertaken for an indefinite period to limit the Fund's total operating expenses to the percentage of net assets shown above. In the absence of the voluntary expense limitation, Management Fees and Total Operating Expenses for the fiscal year ended December 31, 1995 would have been .40% and .94%, respectively.

                                  PRIOR PERFORMANCE


    (FOR A SHARE OF THE FUND OUTSTANDING THROUGHOUT THE INDICATED PERIODS)


     The information presented below relates to periods prior to the effectiveness of the Fund's registration statement under the Securities Act of 1933, as amended. The information presented below for the six months ended June 30, 1996 is unaudited. The information presented below for other periods is included in financial statements of the Fund that have been audited by Coopers & Lybrand L.L.P., independent accountants. The following information should be read in conjunction with the financial statements and the notes thereto contained in the Fund's 1996 Semiannual Report and 1995 Annual Report, which are incorporated by reference in this Prospectus and the Statement of Additional Information.



                                                                  Six Months       Year Ended    July 1* Through
                                                                Ended June 30,    December 31,     December 31,
                                                               1996 (Unaudited)       1995             1994
                                                               ----------------       ----             ----

Net asset value, beginning of period.........................      $ 11.56          $  9.57           $ 10.00

Income from investment operations -
  Net investment income......................................         0.45             0.75              0.41
  Net realized and unrealized gain (loss) on investments.....        (0.31)            2.05             (0.43)
                                                                   -------          -------           -------
    Total from investment operations.........................         0.14             2.80             (0.02)

Less distributions -
  Dividends from net investment income.......................        (0.42)           (0.76)            (0.41)
  Distributions from net realized capital gains..............         0.00            (0.05)             0.00
                                                                   -------          -------           -------
    Total distributions......................................        (0.42)           (0.81)            (0.41)
                                                                   -------          -------           -------
Net asset value, end of period...............................      $ 11.28          $ 11.56           $  9.57

Total return (%).............................................         0.64            30.28             (0.29)
Net assets, end of period (000)..............................      $31,612          $21,816           $ 4,649
Ratio of operating expenses to average net assets (%)........         0.55**           0.55              0.55**
Ratio of net investment income to average net assets (%).....         7.14**           7.61              8.18**
Portfolio turnover rate (%)..................................        52.3              21.6            112.0
Without giving effect to the voluntary expense limitations:
  The ratio of operating expenses to average net assets
  would have been (%)........................................         0.77**           0.94              1.55**
The net income per share would have been.....................      $  0.33          $  0.71           $  0.36



*  Commencement of operations.


** Annualized.


     Further information about the performance of the Fund is contained in the Fund's semiannual and annual reports to shareholders, which may be obtained without charge by writing or telephoning the Trust at the address and telephone number stated on the cover of this Prospectus.

                                   THE TRUST


     The Fund is a series of the Trust. The Trust is a diversified open-end management investment company which was organized as a Massachusetts business trust on December 23, 1993. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series. Shares are freely transferable and entitle shareholders to receive dividends as determined by the Trust's board of trustees (the "Trustees") and to cast a vote for each share held (with fractional votes for each fractional share held) at shareholder meetings. The Trust does not generally hold shareholder meetings and will do so only when required by law. Shareholders may call meetings to consider removal of the Trustees.

                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is above-average total investment return through a combination of current income and capital appreciation.


     The Fund seeks to achieve its objective by investing in a diversified portfolio of debt securities, although up to 20% of its assets may be invested in preferred stocks. These debt securities may include corporate securities, securities issued or guaranteed by the U.S. Government, its authorities, agencies or instrumentalities, or certificates representing undivided interest in the interest or principal of U.S. Treasury securities ("U.S. Government Securities"), zero coupon securities, collateralized mortgage securities and when-issued securities, which are described herein (together with their related risks) under "More Information About the Fund's Investments." The Fund will normally invest at least 90% of its assets in investment grade securities. Investment grade securities include those rated BBB and above by Standard & Poor's ("S&P") or Baa and above by Moody's Investors Service, Inc. ("Moody's") or unrated securities that Loomis Sayles has determined to be of comparable quality. The Fund may continue to hold securities that are downgraded in quality subsequent to their purchase if, in the opinion of Loomis Sayles, it would be advantageous to do so. The Fund may invest a portion of its assets in securities of Canadian issuers, and a limited portion of its assets in securities of other foreign issuers. See "More Information About the Fund's Investments; Foreign Securities."


     The percentages of the Fund's net assets invested during the fiscal year ended December 31, 1995 in securities assigned to the various rating categories by S&P and Moody's on a dollar-weighted basis were approximately as follows: "AAA"/"Aaa," 8.8%; "AA"/"Aa," 10.3%; "A"/"A," 21.2%; "BBB"/"Baa,"
49.2%; "BB"/"Ba," 3.7%; "B"/"B," 2.7%;  and below "B" 1.6%.  The percentage of the Fund's net assets invested during such fiscal year in unrated debt securities as a group was approximately 2.5%. The percentages of the Fund's net assets invested during such fiscal year in such unrated securities (categorized by comparable rating category) were approximately as follows: "AAA"/"Aaa," 0%; "AA"/"Aa," 0%; "A"/"A," 0%; "BBB"/"Baa," 0%; "BB"/"Ba," 2.5%; "B"/"B," 0%; and
below "B," 0%.


     Some of the Fund's investment restrictions are "fundamental" and cannot be changed without a majority vote of the Fund's shareholders . Such restrictions include: (1) a restriction prohibiting the Fund from making loans; (2) a restriction prohibiting the Fund from purchasing a security (other than U.S. Government Securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry; (3) a restriction prohibiting the Fund from borrowing money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, and from borrowing any money except as a temporary measure for extraordinary or emergency purposes; and (4) a restriction prohibiting the Fund from purchasing any illiquid security including a security that is not readily marketable if, as a result, more than 15% of the Fund's net assets based on current value would then be invested in such security. For additional investment restrictions, see the Statement of Additional Information.

     Although authorized to invest in restricted securities, the Fund, as a matter of nonfundamental operating policy, currently does not intend to invest in such securities, other than Rule 144A securities. Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trustees, that the particular issue of Rule 144A securities is liquid.


          The investment objective of the Fund is "fundamental" and cannot be changed without a majority vote of the Fund's shareholders. All investment policies other than those that are identified as "fundamental" may be changed by the Trustees without a vote of the Fund's shareholders.

                 MORE INFORMATION ABOUT THE FUND'S INVESTMENTS


     The net asset value of the Fund's shares will vary as a result of changes in the value of securities in the Fund's portfolio. The following describes the types of securities in which the Fund will principally invest and the risks associated with them. Additional information about the Fund's investment practices can be found in the Statement of Additional Information.

FIXED INCOME SECURITIES
-----------------------


     The Fund may invest in fixed income securities of any maturity. Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of foreign and domestic private issuers. Because interest rates vary, it is impossible to predict the income of the Fund for any particular period.

     Fixed income securities are subject to market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments of principal and interest. Generally, the longer the maturity of a fixed income security, the greater the fluctuations in its value because of market and credit risk.

U.S. GOVERNMENT SECURITIES
--------------------------

     U.S. Government Securities have different kinds of government support.
For example, some U.S. Government Securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government Securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States.


     Although U.S. Government Securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government Securities will fluctuate as interest rates change. Thus, for example, the value of an investment in U.S. Government Securities may fall during times of rising interest rates. Yields on U.S. Government Securities tend to be lower than those of other fixed income securities of comparable maturities.


     Some U.S. Government Securities, such as Government National Mortgage Association Certificates, are known as "mortgage-backed" securities, representing interests in "pools" of mortgage loans secured by residential or commercial real property. Interest and principal payments on the mortgages underlying mortgage-backed U.S. Government Securities are passed through to the holders of the security. If the Fund purchases mortgage-backed securities at a discount or a premium, the Fund will recognize a gain or loss when the payments of principal, through prepayment or otherwise, are passed through to the Fund and, if the payment occurs in a period of falling interest rates, the Fund may not be able to reinvest the payment at as favorable an interest rate. As a result of these principal prepayment features, mortgage-backed securities are generally more volatile investments than many other fixed income securities. See "Collateralized Mortgage obligations" below for additional information regarding the risks associated with mortgage-backed securities.


     In addition to investing directly in U.S. Government Securities, the Fund may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Treasury securities. These investment instruments may be highly volatile.




ZERO COUPON SECURITIES
----------------------


     The Fund may invest in "zero coupon" fixed income securities. These securities accrue interest at a specified rate, but do not pay interest in cash on a current basis. The Fund is required to distribute the income on zero coupon securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus the Fund may be forced to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities is generally more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity.

COLLATERALIZED MORTGAGE OBLIGATIONS
-----------------------------------


          The Fund may invest in collateralized mortgage obligations ("CMOs").
A CMO is a limited recourse security backed by a portfolio of mortgages or, more typically, by mortgage-backed securities held under an indenture. CMOs may be issued by instrumentalities of the U.S. Government or by non-governmental entities. The issuer's obligation to make interest and principal payments is derived from and secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal payments on the underlying collateral or a combination thereof. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, the early retirement of a particular class or series of CMOs held by the Fund could involve the loss of any premium the Fund paid when it acquired the investment and could result in the Fund's reinvesting the proceeds at a lower interest rate than the interest rate paid by the retired CMO. Because of the early retirement feature, CMOs may be more volatile than many other fixed income investments. In addition, slower than anticipated prepayments on the underlying mortgages can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities.


COMMERCIAL MORTGAGE-BACKED SECURITIES
-------------------------------------


     The Fund may invest in commercial mortgage-backed securities. Commercial mortgage-backed securities are securities that represent an interest in, or are secured by, mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals, and senior living centers. The commercial mortgage-backed securities market is newer and in terms of total outstanding principal amount of issues is relatively small compared to the total size of the market for residential mortgage-backed securities.

     Commercial mortgage-backed securities are generally structured similarly to pass-through securities or to CMOs, although other structures are possible. They may pay fixed or adjustable rates of interest. Commercial mortgage-backed securities have been issued in public or private transactions by a variety of public and private issuers.

     The commercial mortgage loans that underlie commercial mortgage-backed securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. Commercial mortgage loans also tend to have shorter maturities than residential mortgage loans, and may not be fully amortizing, meaning that they have a significant principal balance, or "balloon" payment, due on maturity. Assets underlying commercial mortgage-backed securities may relate only to a few properties or a single property. The risk involved in single property financings is highly concentrated. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. At the same time, commercial mortgage-backed securities may have a lower prepayment risk than residential mortgage-backed securities, because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-backed securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans.

WHEN-ISSUED SECURITIES
----------------------


     The Fund may purchase securities on a "when-issued" basis. This means that the Fund will enter into a commitment to buy the security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is issued. If the value of the security being purchased falls between the time the Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually held in its portfolio at the time. When the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If the Fund has outstanding obligations to buy when-issued securities, it will maintain liquid assets in a segregated account at its custodian bank in an amount sufficient to satisfy these obligations.

FOREIGN SECURITIES
------------------


     The Fund may invest in securities of issuers organized or headquartered outside the United States ("foreign securities"). The Fund will not purchase a foreign security (for purposes of this limitation securities of Canadian issuers publicly traded in the United States will not be treated as foreign securities) if, as a result, the Fund's total holdings of foreign securities would exceed 20% of the Fund's total assets.


     Foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or governmental issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations . In addition, the remedies of the Fund may be extremely limited if a foreign issuer defaults on its obligations.

     The Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

     Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Changes in the value relative to the U.S. dollar of a foreign currency in which the Fund's holdings are denominated will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

     In addition, although part of the Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.


LOWER RATED FIXED INCOME SECURITIES
-----------------------------------


     The Fund may invest a portion of its assets in securities rated below investment grade ("lower rated fixed income securities"), including securities in the lowest rating categories, and unrated securities determined by Loomis Sayles to be of comparable quality. Lower rated fixed income securities generally provide higher yields, but are subject to greater credit and market risk than higher quality fixed income securities. Lower rated fixed income securities are considered speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the fund's investment objective through investments in lower rated fixed income securities may be more dependent on Loomis Sayles's credit analysis than is the case with higher quality bonds. The market for lower rated fixed income securities may be more severely affected than other financial markets by economic recession or substantial interest rate increases. The value and liquidity of lower rated fixed income securities may be diminished by adverse publicity and investor perceptions. In addition, legislation that limits the tax benefits to issuers or holders of taxable lower rated fixed income securities or that limits the ability of certain categories of financial institutions to invest in these securities may adversely affect their market value. the secondary market for lower rated fixed income securities may be less liquid than the secondary market for higher rated fixed income securities. This lack of liquidity at certain times may affect the values of these securities and may make the valuation and sale of these securities by the fund more difficult. Certain lower rated fixed income securities do not pay interest on a current basis. However, the fund will accrue and distribute this interest on a current basis, and may be required to sell securities at times when loomis sayles would not otherwise deem it advisable to do so in order to generate cash for distributions. Securities of below investment grade quality are commonly referred to as "junk bonds." Securities in the lowest rating categories may be in poor standing or in default. Investment grade fixed income securities may share some of the characteristics of lower rated fixed income securities described above.

                         THE FUND'S INVESTMENT ADVISER


     The Fund's investment adviser is Loomis Sayles, One Financial Center, Boston, Massachusetts 02111. Founded in 1926, Loomis Sayles is one of the country's oldest and largest investment firms. Loomis Sayles's sole general partner is indirectly owned by New England Investment Companies, L.P., a publicly traded limited partnership whose sole general partner is indirectly owned by Metropolitan Life Insurance Company.


     In addition to selecting and reviewing the Fund's investments, Loomis Sayles provides executive and other personnel for the management of the Fund. The Board of Trustees supervises Loomis Sayles's conduct of the affairs of the Fund.

     The portfolio manager for the Fund since its inception has been Daniel
J. Fuss, who has been with Loomis Sayles since 1976 and is head of the Fixed Income Management Group. Mr. Fuss is an Executive Vice President of Loomis Sayles.


                                 FUND EXPENSES


     The Fund pays Loomis Sayles a monthly investment advisory fee. This fee is paid at the annual rate of 0.40% of the Fund's average weekly net assets.

     In addition to the investment advisory fee, the Fund pays all expenses not expressly assumed by Loomis Sayles, including taxes, brokerage commissions, fees of the Fund's custodian, independent accountants and legal counsel and fees of the Trustees who are not directors, officers or employees of Loomis Sayles or its affiliated companies.


     Loomis Sayles has voluntarily undertaken for an indefinite period to waive its fees and, to the extent necessary, to bear other Fund expenses in order to limit the Fund's annualized total operating expenses to .55% of average annual net assets.

                            PORTFOLIO TRANSACTIONS


     Loomis Sayles selects brokers and dealers to execute portfolio transactions for the Fund. Portfolio turnover considerations will not limit Loomis Sayles's investment discretion in managing the Fund's assets. The Fund anticipates that its portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may involve higher costs such as higher brokerage commissions and higher levels of taxable gains. Portfolio turnover rates for the life of the Fund are set forth above under the heading "Prior Performance." See "Dividends, Capital Gain Distributions and Taxes" for information on the tax consequences of investing in the Fund.

                            HOW TO PURCHASE SHARES


     You may make an initial purchase of shares of the Fund by submitting a completed application form and payment to Loomis Sayles.

     The minimum initial investment in the Fund is $3,000,000. Subsequent investments must be at least $50,000. The Trust reserves the right to waive these minimums in its sole discretion.


     Shares of the Fund may be purchased by exchange of (i) cash, (ii) securities on deposit with a custodian acceptable to Loomis Sayles or (iii) a combination of such securities and cash. Purchase of shares of the Fund in exchange for securities is subject in each case to the determination by Loomis Sayles that the securities to be exchanged are acceptable for purchase by the
Fund.   Securities accepted by Loomis Sayles in exchange for Fund shares will be valued in the same manner as the Fund's assets, as described below, as of the time of the Fund's next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes would be realized upon the exchange by an investor that is subject to federal income taxation, depending upon the investor's basis in the securities tendered. A shareholder who wishes to purchase shares by exchanging securities should obtain instructions by calling (617) 482-2450.


     Loomis Sayles will not approve the acceptance of securities in exchange for shares of the Fund unless (1) Loomis Sayles, in its sole discretion, believes the securities are appropriate investments for the Fund; (2) the investor represents and agrees that all securities offered to the Fund can be resold by the Fund without restriction under the Securities Act or otherwise; and (3) the securities are eligible to be acquired under the Fund's investment policies and restrictions. No investor owning 5% or more of the Fund's shares may purchase additional Fund shares by the exchange of securities.

     Upon acceptance of your order, the Trust opens an account for you, applies the payment to the purchase of full and fractional Fund shares and mails a statement of the account confirming the transaction. After an account has been established, you may send subsequent investments at any time.


     The Trust reserves the right to reject any purchase order for any reason which the Trust in its sole discretion deems appropriate. Although the Trust does not anticipate that it will do so, the Trust reserves the right to suspend or change the terms of the offering of its shares.


     The price you pay will be the per share net asset value next calculated after a proper investment order is received by the Trust. Shares of the Fund are sold without any sales charge. The net asset value of the Fund's shares is calculated by dividing the Fund's net assets by the number of shares outstanding. Net asset value is calculated at least weekly and as of the close of the New York Stock Exchange (the "Exchange") on each day on which an order for purchase or redemption of Fund shares is received and on which the Exchange is open for unrestricted trading. Portfolio securities are valued at their market value as more fully described in the Statement of Additional
Information.

                             HOW TO REDEEM SHARES



     You can redeem your shares by sending a written request to the Trust.

     The written request must include the name of the Fund, your account number, the exact name(s) in which your shares are registered, and the number of shares or the dollar amount to be redeemed. All owners of the shares must sign the written request in the exact names in which the shares are registered and should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity).

     The redemption price will be the net asset value per share next determined after the written redemption request and any necessary special documentation are received by the Trust in proper form.


     Proceeds resulting from a written redemption request will normally be mailed to you within seven days after receipt of your request in good order. If you purchased your shares by check and your check was deposited less than fifteen days prior to the redemption request, the Trust may withhold redemption proceeds until your check has cleared.

     Redemption proceeds may be made in money or in kind, or partly in money and partly in kind, as determined by the Trust.

     The Fund may suspend the right of redemption and may postpone payment for more than seven days when the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.


                               OTHER INFORMATION


     The Board of Trustees may, without shareholder approval, divide the Trust's shares of beneficial interest into multiple series. The Trust is currently divided into nine series, including the Fund, the other publicly-offered funds listed on the cover of this Prospectus, and two other funds, Loomis Sayles Convertible Bond Fund and Loomis Sayles Mortgage Securities Fund, shares of which are not presently being publicly offered.


     As of November 7, 1996, each of Peabody Essex Museum and Wichita State University Endowment Association may be deemed to control the Fund because it possessed beneficial ownership, either directly or indirectly, of more than 25% of the Fund's shares.

                DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

     Because the Fund is designed primarily for tax-exempt investors such as pension plans, endowments and foundations, the Fund is not managed with a view to reducing taxes. The Fund pays any net investment income to shareholders as monthly dividends. The Fund also distributes all of its net realized capital gains after applying any capital loss carryovers. Any capital gain distributions are normally made annually in December, but may, to the extent permitted by law, be made more frequently as deemed advisable by the Trustees. The Trustees may change the frequency with which the Fund declares or pays dividends.

     Your dividends and capital gain distributions will automatically be reinvested in additional shares of the Fund on the payment date unless you have elected to receive cash. Dividends and capital gain distributions will be taxed as described below whether received in cash or additional shares.


     The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. As such, so long as the Fund distributes substantially all its net investment income and net realized capital gains to its shareholders on a current basis, the Fund itself does not pay any federal income or excise tax. The Fund intends to make sufficient distributions to be relieved of federal taxes.

     Income dividends and short-term capital gain distributions are treated as ordinary income to you whether distributed in cash or additional shares. Long-term capital gain distributions are treated as long-term capital gains to you whether distributed in cash or additional shares and regardless of how long you have held your shares. However, any loss recognized by you on the taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distribution you received with respect to the shares.

     The Fund is required to withhold 31% of redemption proceeds, income dividends and capital gain distributions it pays to you (1) if you do not provide a correct, certified taxpayer identification number, (2) if the Fund is notified that you have underreported income in the past, or (3) if you fail to certify to the Fund that you are not subject to such withholding.

     In January of each year, the Trust will send you a statement showing the federal tax status of dividends and distributions paid to you during the preceding year.


     The foregoing summarizes certain U.S. federal income tax consequences of investing in the Fund. Before investing, you should consult your own tax adviser for more information concerning the federal, state and local tax consequences of investing in, redeeming or exchanging Fund shares.



 TRANSFER AND DIVIDEND                  INVESTMENT ADVISER

 PAYING AGENT AND                       Loomis, Sayles & Company, L.P.

 CUSTODIAN OF ASSETS                    One Financial Center

State Street Bank and Trust Company     Boston, Massachusetts  02111

Boston, Massachusetts  02102

                                                                      APPENDIX A

                    DESCRIPTION OF BOND RATINGS ASSIGNED BY

                            STANDARD & POOR'S  AND
                        MOODY'S INVESTORS SERVICE, INC.



STANDARD & POOR'S
-----------------

                                      AAA

This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                                      AA

Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                                       A

Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                                      BBB

Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

                                BB, B, CCC, CC

Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                       C

The rating C is reserved for income bonds on which no interest is being paid.

                                       D

Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.


Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC.
-------------------------------

                                      Aaa


Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                      Aa

Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there are other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

                                       A

Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

                                      Baa

Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

                                      Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                       B

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                      Caa

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                      Ca

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                       C

Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

     1.  An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

     3.  There is lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designed by the symbols Aa1, A1, Baa1, Ba1 and B1, and those with the weakest investment attributes are designated by the symbols Aa3, A3, Baa3, Ba3 and B3.

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+INFORMATION CONTAINED HEREIN PERTAINING TO THE FUND IS SUBJECT TO COMPLETION + +OR AMENDMENT. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE + +SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF SECURITIES OF + +THE FUND IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE + +UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF +
+ANY SUCH STATE.                                                               +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++


                        LOOMIS SAYLES INVESTMENT TRUST

                        LOOMIS SAYLES FIXED INCOME FUND

                             ONE FINANCIAL CENTER
                         BOSTON, MASSACHUSETTS  02111
                                (617) 482-2450


                                  PROSPECTUS


                                ______ __, 1996



     The Loomis Sayles Investment Trust (the "Trust") is a group of nine mutual funds including the Loomis Sayles Fixed Income Fund (the "Fund"). The other series which are publicly offered by the Trust and are described in separate prospectuses are:

                 Loomis Sayles California Tax-Free Income Fund

                     Loomis Sayles Core Fixed Income Fund
                        Loomis Sayles Core Growth Fund
                  Loomis Sayles High Yield Fixed Income Fund
            Loomis Sayles Intermediate Duration Fixed Income Fund
               Loomis Sayles Investment Grade Fixed Income Fund





     Except for the California Tax-Free Income Fund, the funds are designed specifically for tax-exempt investors such as pension plans, endowments and foundations, although other institutions and high net-worth individuals are eligible to invest. Each of the funds is separately managed and has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of each of the funds.


     This Prospectus concisely describes the information that you should know before investing in the Fund. Please read it carefully and keep it for future reference. A Statement of Additional Information dated ______ __, 1996 is available free of charge; to obtain a free copy or to make any inquiries about the Fund write to Loomis Sayles Investment Trust, One Financial Center, Boston, Massachusetts 02111 or telephone (617) 482-2450. The Statement of Additional Information, which contains more detailed information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE TRANSFERRED OR RESOLD UNLESS SO REGISTERED OR EXEMPT THEREFROM. HOWEVER, THE SECURITIES ARE REDEEMABLE AS DESCRIBED IN THIS PROSPECTUS. IN CERTAIN CASES INVESTORS MAY BE REDEEMED "IN KIND" AND RECEIVE PORTFOLIO SECURITIES HELD BY THE FUND IN LIEU OF CASH UPON REDEMPTION. IN SUCH CASE, AN INVESTOR WILL INCUR COSTS WHEN THE INVESTOR SELLS THE SECURITIES DISTRIBUTED.

                               TABLE OF CONTENTS


SUMMARY OF EXPENSES......................................................  -3-

PRIOR PERFORMANCE........................................................  -4-

THE TRUST................................................................  -5-

INVESTMENT OBJECTIVE AND POLICIES........................................  -5-

MORE INFORMATION ABOUT THE FUND'S INVESTMENTS............................  -6-

THE FUND'S INVESTMENT ADVISER............................................ -10-

FUND EXPENSES............................................................ -10-

PORTFOLIO TRANSACTIONS................................................... -10-

HOW TO PURCHASE SHARES................................................... -10-

HOW TO REDEEM SHARES..................................................... -11-

OTHER INFORMATION........................................................ -12-

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES.......................... -12-

                              SUMMARY OF EXPENSES


     The following information is provided to assist you in understanding the various costs and expenses that, as an investor in the Fund, you will bear directly or indirectly. The information is based on annualized expenses for the Fund's fiscal year ended December 31, 1995. The information below should not be considered a representation of past or future expenses, as actual expenses may be greater or less than those shown. Also, the assumed 5% annual return in the example should not be considered a representation of investment performance, as actual performance will depend upon the actual investment results of securities held in the Fund's portfolio.


Shareholder Transaction Expenses:
 Maximum Sales Load Imposed on
  Purchases (as a percentage of offering price)        none
 Maximum Sales Load Imposed on
  Reinvested Dividends (as a percentage of
  offering price)                                      none
 Deferred Sales Load (as a percentage of
  original purchase price or redemption
  proceeds, as applicable)                             none
  Redemption Fees (as a percentage of
  amount redeemed)                                     none
 Exchange Fees                                         none

Annual Operating Expenses After
 Expense Reimbursement (as a
 percentage of net assets):
  Management Fees                                      .50%
  12b-1 Fees                                           none
  Other Operating Expenses/1/                          .15%
  Total Operating Expenses/1/                          .65%

Example
You would pay the following
 expenses on a $1,000 investment
 assuming a 5% annual return
 (with or without a redemption at
 the end of each time period):

 One Year                                              $7
 Three Years                                           $21
 Five Years                                            $36
 Ten Years                                             $81


______________________________

/1/ Loomis Sayles has voluntarily undertaken for an indefinite period to limit the Fund's total operating expenses to the percentage of net assets shown above. In the absence of the voluntary expense limitation, annualized Other Operating Expenses and Total Operating Expenses would have been .33% and .83%, respectively.

                               PRIOR PERFORMANCE


    (For a share of the Fund outstanding throughout the indicated periods)


     The information presented below relates to periods prior to the effectiveness of the Fund's registration statement under the Securities Act of 1933, as amended. The information presented below for the six months ended June 30, 1996 is unaudited. The information presented below for other periods is included in financial statements of the Fund that have been audited by Coopers & Lybrand L.L.P., independent accountants. The following information should be read in conjunction with the financial statements and the notes thereto contained in the Fund's 1996 Semiannual Report and 1995 Annual Report, which are incorporated by reference in this Prospectus and the Statement of Additional Information.


                                                                  SIX MONTHS         JANUARY 17* THROUGH
                                                                ENDED JUNE 30,           DECEMBER 31,
                                                               1996  (UNAUDITED)             1995
                                                               -----------------     -------------------
Net asset value, beginning of period.........................      $  12.08                $ 10.00

Income from investment operations -
 Net investment income.......................................          0.37                   0.53
 Net realized and unrealized gain on investments.............         (0.39)                  2.21
                                                                   --------                -------
  Total from investment operations...........................         (0.02)                  2.74
                                                                   --------                -------

Less Distributions -
 Dividends from net investment income........................          0.00                  (0.52)
 Distributions from net realized capital gains...............          0.00                  (0.14)
                                                                   --------                -------
  Total distributions........................................          0.00                  (0.66)
                                                                   --------                -------
Net asset value, end of period...............................      $  12.06                $ 12.08

Total return (%).............................................         (0.12)                  27.4
Net assets, end of period (000)..............................      $111,736                $58,332
Ratio of operating expenses to average net assets (%)........          0.62**                 0.75**
Ratio of net investment income to average net assets (%).....          7.90**                 8.15**
Portfolio turnover rate (%)..................................         40.1                   76.0
Without giving effect to the voluntary expense limitations:
 The ratio of operating expenses to average net assets
 would have been (%).........................................          0.62**                 0.83**
 The net income per share would have been....................      $   0.37                $  0.52



* Commencement of operations.
** Annualized.


     Further information about the performance of the Fund is contained in the Fund's semiannual and annual reports to shareholders, which may be obtained without charge by writing or telephoning the Trust at the address and telephone number stated on the cover of this Prospectus.

                                   THE TRUST


     The Fund is a series of the Trust. The Trust is a diversified open-end management investment company which was organized as a Massachusetts business trust on December 23, 1993. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series. Shares are freely transferable and entitle shareholders to receive dividends as determined by the Trust's board of trustees (the "Trustees") and to cast a vote for each share held (with fractional votes for each fractional share held) at shareholder meetings. The Trust does not generally hold shareholder meetings and will do so only when required by law. Shareholders may call meetings to consider removal of the Trustees.

                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.


     The Fund seeks to attain its objective by normally investing substantially all of its assets in a broad range of debt securities, although up to 20% of its assets may be invested in preferred stocks. These debt securities may include corporate securities, securities issued or guaranteed by the U.S. Government, its authorities, agencies or instrumentalities or certificates representing undivided interests in the interest or principal of U.S. Treasury securities ("U.S. Government Securities"), zero coupon securities, collateralized mortgage securities, convertible bonds and when-issued securities, which are described herein (together with their related risks) under "More Information About the Fund's Investments." The Fund may invest any portion of its assets in securities of Canadian issuers, and a limited portion of its assets in securities of other foreign issuers. See "More Information About the Fund's Investments; Foreign Securities."


     The Fund may invest up to 35% of its assets in securities of below investment grade quality, which are securities rated below BBB by Standard & Poor's ("S&P") or below Baa by Moody's Investors Service, Inc. ("Moody's"), and in unrated securities determined by Loomis Sayles to be of comparable quality. See "More Information About the Fund's Investments; Lower Rated Fixed Income Securities" below. For purposes of the foregoing percentage, a security will be treated as being of investment grade quality if, at the time of purchase, it is rated at least BBB by S&P or at least Baa by Moody's, or, if unrated, is determined by Loomis Sayles to be of investment grade quality. The Fund may continue to hold securities that are downgraded in quality subsequent to their purchase if, in the opinion of Loomis Sayles, it would be advantageous to do so.


     The percentages of the Fund's net assets invested during the fiscal year ended December 31, 1995 in securities assigned to the various rating categories by S&P and Moody's on a dollar-weighted basis were approximately as follows:
"AAA"/ "Aaa," 11.4%; "AA"/"Aa," 9.2%; "A"/"A," 8.2%; "BBB"/"Baa," 37.9%;
"BB"/"Ba," 12.0%; "B"/"B," 11.1%; and below "B," 3.7%. The percentage of the Fund's net assets invested during such fiscal year in unrated debt securities as a group was approximately 6.5%. The percentages of the Fund's net assets invested during such fiscal year in such unrated securities (categorized by comparable rating category) were approximately as follows: "AAA"/"Aaa," 0%; "AA"/"Aa," 0%; "A"/"A," 0%; "BBB"/"Baa," 0%; "BB"/"Ba," 6.5%; "B"/"B," 0%; and
below "B," 0%.


     Some of the Fund's investment restrictions are "fundamental" and cannot be changed without a majority vote of the Fund's shareholders. Such restrictions include: (1) a restriction prohibiting the Fund from making loans; (2) a restriction prohibiting the Fund from purchasing a security (other than U.S. Government Securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry; (3) a restriction prohibiting the Fund from borrowing money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, and from borrowing any money except as a temporary measure for extraordinary or emergency purposes; and (4) a restriction prohibiting the Fund from purchasing any illiquid security including a security that is not readily marketable if, as a result, more than 15% of the Fund's net assets based on current value would then be invested in such security. For additional investment restrictions, see the Statement of Additional Information.


     Although authorized to invest in restricted securities, the Fund, as a matter of nonfundamental operating policy, currently does not intend to invest in such securities, other than Rule 144A securities. Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trustees, that the particular issue of Rule 144A securities is liquid.


     The investment objective of the Fund is "fundamental" and cannot be changed without a majority vote of the Fund's shareholders. All investment policies other than those that are identified as "fundamental" may be changed by the Trustees without a vote of the Fund's shareholders.

                 MORE INFORMATION ABOUT THE FUND'S INVESTMENTS


     The net asset value of the Fund's shares will vary as a result of changes in the value of securities in the Fund's portfolio. The following describes the types of securities in which the Fund will principally invest and the risks associated with them. Additional information about the Fund's investment practices can be found in the Statement of Additional Information.

FIXED INCOME SECURITIES
-----------------------


     The Fund may invest in fixed income securities of any maturity. Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of foreign and domestic private issuers. Because interest rates vary, it is impossible to predict the income of the Fund for any particular period.

     Fixed income securities are subject to market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments of principal and interest. Generally, the longer the maturity of a fixed income security, the greater the fluctuations in its value because of market and credit risk.

U.S. GOVERNMENT SECURITIES
--------------------------

     U.S. Government Securities have different kinds of government support. For example, some U.S. Government Securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government Securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States.


     Although U.S. Government Securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government Securities will fluctuate as interest rates change. Thus, for example, the value of an investment in U.S. Government Securities may fall during times of rising interest rates. Yields on U.S. Government Securities tend to be lower than those of other fixed income securities of comparable maturities.


     Some U.S. Government Securities, such as Government National Mortgage Association Certificates, are known as "mortgage-backed" securities, representing interests in "pools" of mortgage loans secured by residential or commercial real property. Interest and principal payments on the mortgages underlying mortgage-backed U.S. Government Securities are passed through to the holders of the security. If the Fund purchases mortgage-backed securities at a discount or a premium, the Fund will recognize a gain or loss when the payments of principal, through prepayment or otherwise, are passed through to the Fund and, if the payment occurs in a period of falling interest rates, the Fund may not be able to reinvest the payment at as favorable an interest rate. As a result of these principal prepayment features, mortgage-backed securities are generally more volatile investments than many other fixed income securities. See "Collateralized Mortgage obligations" below for additional information regarding the risks associated with mortgage-backed securities.


     In addition to investing directly in U.S. Government Securities, the Fund may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Treasury securities. These investment instruments may be highly volatile.




ZERO COUPON SECURITIES
----------------------


     The Fund may invest in "zero coupon" fixed income securities. These securities accrue interest at a specified rate, but do not pay interest in cash on a current basis. The Fund is required to distribute the income on zero coupon securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus the Fund may be forced to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities is generally more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity.

COLLATERALIZED MORTGAGE OBLIGATIONS
-----------------------------------


     The Fund may invest in collateralized mortgage obligations ("CMOs"). A CMO is a limited recourse security backed by a portfolio of mortgages or, more typically, by mortgage-backed securities held under an indenture. CMOs may be issued by instrumentalities of the U.S. Government or by non-governmental entities. The issuer's obligation to make interest and principal payments is derived from and secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal payments on the underlying collateral or a combination thereof. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, the early retirement of a particular class or series of CMOs held by the Fund could involve the loss of any premium the Fund paid when it acquired the investment and could result in the Fund's reinvesting the proceeds at a lower interest rate than the interest rate paid by the retired CMO. Because of the early retirement feature, CMOs may be more volatile than many other fixed income investments. In addition, slower than anticipated prepayments on the underlying mortgages can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities.

COMMERCIAL MORTGAGE-BACKED SECURITIES
-------------------------------------


     The Fund may invest in commercial mortgage-backed securities. Commercial mortgage-backed securities are securities that represent an interest in, or are secured by, mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals, and senior living centers. The commercial mortgage-backed securities market is newer and in terms of total outstanding principal amount of issues is relatively small compared to the total size of the market for residential mortgage-backed securities.

     Commercial mortgage-backed securities are generally structured similarly to pass-through securities or to CMOs, although other structures are possible. They may pay fixed or adjustable rates of interest. Commercial mortgage-backed securities have been issued in public or private transactions by a variety of public and private issuers.


     The commercial mortgage loans that underlie commercial mortgage-backed securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. Commercial mortgage loans also tend to have shorter maturities than residential mortgage loans, and may not be fully amortizing, meaning that they have a significant principal balance, or "balloon" payment, due on maturity. Assets underlying commercial mortgage-backed securities may relate only to a few properties or a single property. The risk involved in single property financings is highly concentrated. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. At the same time, commercial mortgage-backed securities may have a lower prepayment risk than residential mortgage-backed securities, because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-backed securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans.

CONVERTIBLE SECURITIES
----------------------


     Convertible securities include corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities at a stated price or rate. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their value will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity security, however, so that when the price of the underlying equity security falls, the decline in the price of the convertible security may sometimes be less substantial than that of the underlying equity security. Due to the conversion feature, convertible securities generally yield less than nonconvertible securities of similar credit quality and maturity. The Fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. Because conversion of such securities is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially.

WHEN-ISSUED SECURITIES
----------------------


     The Fund may purchase securities on a "when-issued" basis. This means that the Fund will enter into a commitment to buy the security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is issued. If the value of the security being purchased falls between the time the Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually held in its portfolio at the time. When the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If the Fund has outstanding obligations to buy when-issued securities, it will maintain liquid assets in a segregated account at its custodian bank in an amount sufficient to satisfy these obligations.

LOWER RATED FIXED INCOME SECURITIES
-----------------------------------


     The Fund may invest a portion of its assets in securities rated below investment grade ("lower rated fixed income securities"), including securities in the lowest rating categories, and unrated securities determined by Loomis Sayles to be of comparable quality. Lower rated fixed income securities generally provide higher yields, but are subject to greater credit and market risk than higher quality fixed income securities. Lower rated fixed income securities are considered speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the Fund's investment objective through investments in Lower rated fixed income securities may be more dependent on Loomis Sayles's credit analysis than is the case with higher quality bonds. The market for lower rated fixed income securities may be more severely affected than other financial markets by economic recession or substantial interest rate increases. The value and liquidity of lower rated fixed income securities may be diminished by adverse publicity and investor perceptions. In addition, legislation that limits the tax benefits to issuers or holders of taxable lower rated fixed income securities or that limits the ability of certain categories of financial institutions to invest in these securities may adversely affect their market value. The secondary market for lower rated fixed income securities may be less liquid than the secondary market for higher rated fixed income securities. This lack of liquidity at certain times may affect the values of these securities and may make the valuation and sale of these securities by the Fund more difficult. Certain lower rated fixed income securities do not pay interest on a current basis. However, the Fund will accrue and distribute this interest on a current basis, and may be required to sell securities at times when Loomis Sayles would not otherwise deem it advisable to do so in order to generate cash for distributions. Securities of below investment grade quality are commonly referred to as "junk bonds." Securities in the lowest rating categories may be in poor standing or in default. Investment grade fixed income securities may share some of the characteristics of lower rated fixed income securities described above.

FOREIGN SECURITIES
------------------


     The Fund may invest in securities of issuers organized or headquartered outside the United States ("foreign securities"). The Fund will not purchase a foreign security (for purposes of this limitation securities of Canadian issuers publicly traded in the United States will not be treated as foreign securities) if, as a result, the Fund's total holdings of foreign securities would exceed 20% of the Fund's total assets.


     Foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or governmental issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations. In addition, the remedies of the Fund may be extremely limited if a foreign issuer defaults on its obligations.


     The Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

     Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Changes in the value relative to the U.S. dollar of a foreign currency in which the Fund's holdings are denominated will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

     In addition, although part of the Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

                         THE FUND'S INVESTMENT ADVISER


     The Fund's investment adviser is Loomis Sayles, One Financial Center, Boston, Massachusetts 02111. Founded in 1926, Loomis Sayles is one of the country's oldest and largest investment firms. Loomis Sayles's sole general partner is indirectly owned by New England Investment Companies, L.P., a publicly traded limited partnership whose sole general partner is indirectly owned by Metropolitan Life Insurance Company.


     In addition to selecting and reviewing the Fund's investments, Loomis Sayles provides executive and other personnel for the management of the Fund. The Board of Trustees supervises Loomis Sayles's conduct of the affairs of the Fund.


     The portfolio manager for the Fund since its inception has been Daniel
J. Fuss, who has been with Loomis Sayles since 1976 and is head of the Fixed Income Management Group. Mr. Fuss is an Executive Vice President of Loomis Sayles.

                                 FUND EXPENSES


     The Fund pays Loomis Sayles a monthly investment advisory fee. This fee is paid at the annual rate of 0.50% of the Fund's average weekly net assets.

     In addition to the investment advisory fee, the Fund pays all expenses not expressly assumed by Loomis Sayles, including taxes, brokerage commissions, fees of the Fund's custodian, independent accountants and legal counsel and fees of the Trustees who are not directors, officers or employees of Loomis Sayles or its affiliated companies.

     Loomis Sayles has voluntarily undertaken for an indefinite period to waive its fees and, to the extent necessary, to bear other Fund expenses in order to limit the Fund's annualized total operating expenses to .65% of average annual net assets.

                            PORTFOLIO TRANSACTIONS


     Loomis Sayles selects brokers and dealers to execute portfolio transactions for the Fund. Portfolio turnover considerations will not limit Loomis Sayles's investment discretion in managing the Fund's assets. The Fund anticipates that its portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may involve higher costs such as higher brokerage commissions and higher levels of taxable gains. Portfolio turnover rates for the life of the Fund are set forth above under the heading "Prior Performance." See "Dividends, Capital Gain Distributions and Taxes" for information on the tax consequences of investing in the Fund.

                            HOW TO PURCHASE SHARES


     You may make an initial purchase of shares of the Fund by submitting a completed application form and payment to Loomis Sayles.

     The minimum initial investment in the Fund is $3,000,000. Subsequent investments must be at least $50,000. The Trust reserves the right to waive these minimums in its sole discretion.


     Shares of the Fund may be purchased by exchange of (i) cash, (ii) securities on deposit with a custodian acceptable to Loomis Sayles or (iii) a combination of such securities and cash. Purchase of shares of the Fund in exchange for securities is subject in each case to the determination by Loomis Sayles that the securities to be exchanged are acceptable for purchase by the Fund. Securities accepted by Loomis Sayles in exchange for Fund shares will be valued in the same manner as the Fund's assets, as described below, as of the time of the Fund's next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes would be realized upon the exchange by an investor that is subject to federal income taxation, depending upon the investor's basis in the securities tendered. A shareholder who wishes to purchase shares by exchanging securities should obtain instructions by calling (617) 482-2450.


     Loomis Sayles will not approve the acceptance of securities in exchange for shares of the Fund unless (1) Loomis Sayles, in its sole discretion, believes the securities are appropriate investments for the Fund; (2) the investor represents and agrees that all securities offered to the Fund can be resold by the Fund without restriction under the Securities Act or otherwise; and (3) the securities are eligible to be acquired under the Fund's investment policies and restrictions. No investor owning 5% or more of the Fund's shares may purchase additional Fund shares by the exchange of securities.


     Upon acceptance of your order, the Trust opens an account for you, applies the payment to the purchase of full and fractional Fund shares and mails a statement of the account confirming the transaction. After an account has been established, you may send subsequent investments at any time.


     The Trust reserves the right to reject any purchase order for any reason which the Trust in its sole discretion deems appropriate. Although the Trust does not anticipate that it will do so, the Trust reserves the right to suspend or change the terms of the offering of its shares.


     The price you pay will be the per share net asset value next calculated after a proper investment order is received by the Trust. Shares of the Fund are sold without any sales charge. The net asset value of the Fund's shares is calculated by dividing the Fund's net assets by the number of shares outstanding. Net asset value is calculated at least weekly and as of the close of the New York Stock Exchange (the "Exchange") on each day on which an order for purchase or redemption of Fund shares is received and on which the Exchange is open for unrestricted trading. Portfolio securities are valued at their market value as more fully described in the Statement of Additional
Information.

                             HOW TO REDEEM SHARES




     You can redeem your shares by sending a written request to the Trust.

     The written request must include the name of the Fund, your account number, the exact name(s) in which your shares are registered, and the number of shares or the dollar amount to be redeemed. All owners of the shares must sign the written request in the exact names in which the shares are registered and should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity).

     The redemption price will be the net asset value per share next determined after the written redemption request and any necessary special documentation are received by the Trust in proper form.


     Proceeds resulting from a written redemption request will normally be mailed to you within seven days after receipt of your request in good order. If you purchased your shares by check and your check was deposited less than fifteen days prior to the redemption request, the Trust may withhold redemption proceeds until your check has cleared.

     Redemption proceeds may be made in money or in kind, or partly in money and partly in kind, as determined by the Trust.

     The Fund may suspend the right of redemption and may postpone payment for more than seven days when the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.


                               OTHER INFORMATION


     The Board of Trustees may, without shareholder approval, divide the Trust's shares of beneficial interest into multiple series. The Trust is currently divided into nine series, including the Fund, the other publicly-offered funds listed on the cover of this Prospectus, and two other funds, Loomis Sayles Convertible Bond Fund and Loomis Sayles Mortgage Securities Fund, shares of which are not presently being publicly offered.


     As of November 7, 1996, Exeter Reassurance Company, Ltd. may be deemed to control the Fund because it possessed beneficial ownership, either directly or indirectly, of more than 25% of the Fund's shares.

                DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES


     Because the Fund is designed primarily for tax-exempt investors such as pension plans, endowments and foundations, the Fund is not managed with a view to reducing taxes. The Fund pays any net investment income to shareholders as dividends annually in December. The Fund also distributes all of its net realized capital gains after applying any capital loss carryovers. Any capital gain distributions are normally made annually in December, but may, to the extent permitted by law, be made more frequently as deemed advisable by the Trustees. The Trustees may change the frequency with which the Fund declares or pays dividends.


     Your dividends and capital gain distributions will automatically be reinvested in additional shares of the Fund on the payment date unless you have elected to receive cash. Dividends and capital gain distributions will be taxed as described below whether received in cash or in additional shares.


     The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. As such, so long as the Fund distributes substantially all its net investment income and net realized capital gains to its shareholders on a current basis, the Fund itself does not pay any federal income or excise tax. The Fund intends to make sufficient distributions to be relieved of federal taxes.

     Income dividends and short-term capital gain distributions are treated as ordinary income to you whether distributed in cash or additional shares. Long-term capital gain distributions are treated as long-term capital gains to you whether distributed in cash or additional shares and regardless of how long you have held your shares. However, any loss recognized by you on the taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distribution you received with respect to the shares.

     The Fund is required to withhold 31% of redemption proceeds, income dividends and capital gain distributions it pays to you (1) if you do not provide a correct, certified taxpayer identification number, (2) if the Fund is notified that you have underreported income in the past, or (3) if you fail to certify to the Fund that you are not subject to such withholding.

     In January of each year, the Trust will send you a statement showing the federal tax status of dividends and distributions paid to you during the preceding year.


     The foregoing summarizes certain U.S. federal income tax consequences of investing in the Fund. Before investing, you should consult your own tax adviser for more information concerning the federal, state and local tax consequences of investing in, redeeming or exchanging Fund shares.



 TRANSFER AND DIVIDEND                       INVESTMENT ADVISER
 PAYING AGENT AND                            Loomis, Sayles & Company, L.P.
 CUSTODIAN OF ASSETS                         One Financial Center
 State Street Bank and Trust Company         Boston, Massachusetts 02111
 Boston, Massachusetts 02102

                                                                      APPENDIX A

                    DESCRIPTION OF BOND RATINGS ASSIGNED BY

                            STANDARD & POOR'S AND
                        MOODY'S INVESTORS SERVICE, INC.


STANDARD & POOR'S
-----------------

                                      AAA

This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                                      AA

Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                                       A

Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                                      BBB

Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

                                BB, B, CCC, CC

Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                       C

The rating C is reserved for income bonds on which no interest is being paid.

                                       D

Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.


Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC.
-------------------------------

                                      Aaa


Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                      Aa

Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there are other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

                                       A

Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

                                      Baa

Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

                                      Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                       B

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                      Caa

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                      Ca

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                       C

Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

     3.   There is lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designed by the symbols Aa1, A1, Baa1, Ba1 and B1, and those with the weakest investment attributes are designated by the symbols Aa3, A3, Baa3, Ba3 and B3.

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+INFORMATION CONTAINED HEREIN PERTAINING TO THE FUND IS SUBJECT TO COMPLETION + +OR AMENDMENT. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE + +SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF SECURITIES OF + +THE FUND IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE + +UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF +
+ANY SUCH STATE.                                                               +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++


                        LOOMIS SAYLES INVESTMENT TRUST

                 LOOMIS SAYLES CALIFORNIA TAX-FREE INCOME FUND

                             ONE FINANCIAL CENTER
                         BOSTON, MASSACHUSETTS  02111
                                (617) 482-2450


                                   PROSPECTUS
                                _______ __, 1996


     The Loomis Sayles Investment Trust (the "Trust") is a group of nine mutual funds including the Loomis Sayles California Tax-Free Income Fund (the "Fund"). The other series which are publicly offered by the Trust and are described in separate prospectuses are:

                     Loomis Sayles Core Fixed Income Fund
                        Loomis Sayles Core Growth Fund
                        Loomis Sayles Fixed Income Fund
                  Loomis Sayles High Yield Fixed Income Fund
             Loomis Sayles Intermediate Duration Fixed Income Fund
               Loomis Sayles Investment Grade Fixed Income Fund


     Except for the Fund, the funds are designed specifically for tax-exempt investors such as pension plans, endowments and foundations, although other institutions and high net-worth individuals are eligible to invest. Each of the funds is separately managed and has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of each of the funds.


     This Prospectus concisely describes the information that you should know before investing in the Fund. Please read it carefully and keep it for future reference. A Statement of Additional Information dated ________ __, 1996 is available free of charge; to obtain a free copy or to make any inquiries about the Fund write to Loomis Sayles Investment Trust, One Financial Center, Boston, Massachusetts 02111 or telephone (617) 482-2450. The Statement of Additional Information, which contains more detailed information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE TRANSFERRED OR RESOLD UNLESS SO REGISTERED OR EXEMPT THEREFROM. HOWEVER, THE SECURITIES ARE REDEEMABLE AS DESCRIBED IN THIS PROSPECTUS. IN CERTAIN CASES INVESTORS MAY BE REDEEMED "IN KIND" AND RECEIVE PORTFOLIO SECURITIES HELD BY THE FUND IN LIEU OF CASH UPON REDEMPTION. IN SUCH CASE, AN INVESTOR WILL INCUR COSTS WHEN THE INVESTOR SELLS THE SECURITIES DISTRIBUTED.

                                TABLE OF CONTENTS


SUMMARY OF EXPENSES.................................................-3-

PRIOR PERFORMANCE...................................................-4-

THE TRUST...........................................................-5-

INVESTMENT OBJECTIVE AND POLICIES...................................-5-

MORE INFORMATION ABOUT THE FUND'S INVESTMENTS.......................-6-

THE FUND'S INVESTMENT ADVISER.......................................-8-

FUND EXPENSES.......................................................-8-

PORTFOLIO TRANSACTIONS..............................................-8-

HOW TO PURCHASE SHARES..............................................-8-

HOW TO REDEEM SHARES................................................-9-

OTHER INFORMATION...................................................-9-

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES....................-10-

                              SUMMARY OF EXPENSES


     The following information is provided to assist you in understanding the various costs and expenses that, as an investor in the Fund, you will bear directly or indirectly. The information is based on annualized expenses for the Fund's fiscal year ended December 31, 1995. The information below should not be considered a representation of past or future expenses, as actual expenses may be greater or less than those shown. Also, the assumed 5% annual return in the example should not be considered a representation of investment performance, as actual performance will depend upon the actual investment results of securities held in the Fund's portfolio.


          Shareholder Transaction Expenses:
            Maximum Sales Load Imposed on
            Purchases (as a percentage of offering price)       none
            Maximum Sales Load Imposed on
            Reinvested Dividends (as a percentage of
            offering price)                                     none
            Deferred Sales Load (as a percentage of original purchase price or redemption
            proceeds as applicable)                             none
            Redemption Fees (as a percentage of amount
            redeemed)                                           none
            Exchange Fees                                       none


          Annual Operating Expenses After
            Expense Reimbursement (as a
            percentage of net assets):/1/
            Management Fees/1/                                    0%
            12b-1 Fees                                          none
            Other Operating Expenses/1/                         .65%
            Total Operating Expenses/1/                         .65%

          Example
            You would pay the following
            expenses on a $1,000 investment
            assuming a 5% annual return
            (with or without a redemption at
            the end of each time period):


            One Year                                            $7
            Three Years                                         $21
            Five Years                                          $36
            Ten Years                                           $81




          ______________________________


/1/ Loomis Sayles has voluntarily undertaken for an indefinite period to limit the Fund's total operating expenses to the percentage of net assets shown above. In the absence of the voluntary expense limitation, Management Fees, Other Operating Expenses and Total Operating Expenses for the fiscal year ended December 31, 1995 would have been .50%, 1.12% and 1.62%, respectively.

                            PRIOR PERFORMANCE


    (For a share of the Fund outstanding throughout the indicated periods)


     The information presented below relates to periods prior to the effectiveness of the Fund's registration statement under the Securities Act of 1933, as amended. The information presented below for the six months ended June 30, 1996 is unaudited. The information presented below for other periods is included in financial statements of the Fund that have been audited by Coopers & Lybrand L.L.P., independent accountants. The following information should be read in conjunction with the financial statements and the notes thereto contained in the Fund's 1996 Semiannual Report and 1995 Annual Report, which are incorporated by reference in this Prospectus and the Statement of Additional Information.


                                                                               Six Months     June 1* through
                                                                             Ended June 30,     December 31,
                                                                                  1996              1995
                                                                             ---------------  ----------------
Net asset value, beginning of period.......................................         $ 10.23           $ 10.00

Income from investment operations -
Net investment income......................................................            0.26              0.26
Net realized and unrealized gain on investments............................           (0.20)             0.23
                                                                                    -------           -------
  Total from investment operations.........................................            0.06              0.49
                                                                                    -------           -------

Less dividends from net investment income..................................           (0.26)            (0.26)
                                                                                    -------           -------

Net asset value, end of period.............................................         $ 10.03           $ 10.23

Total return (%)...........................................................            0.20               4.9
Net assets, end of period (000)............................................         $10,136           $ 7,880
Ratio of operating expenses to average net assets (%)......................          0.65**             .76**
Ratio of net investment income to average net assets (%)...................          4.52**            5.30**
Portfolio turnover rate (%)................................................            10.4              18.4
Without giving effect to the voluntary expense limitation:
The ratio of operating expenses to average net assets would have been (%)..          3.84**            1.62**
The net income per share would have been...................................         $  0.17           $  0.22



* Commencement of operations.


**Annualized.


Further information about the performance of the Fund is contained in the Fund's semiannual and annual reports to shareholders, which may be obtained without charge by writing or telephoning the Trust at the address and telephone number stated on the cover of this Prospectus.

                                   THE TRUST


     The Fund is a series of the Trust. The other series are the Loomis Sayles Convertible Bond Fund, the Loomis Sayles Core Fixed Income Fund, the Loomis Sayles Core Growth Fund, the Loomis Sayles Fixed Income Fund, the Loomis Sayles High Yield Fixed Income Fund, the Loomis Sayles Intermediate Duration Fixed Income Fund, the Loomis Sayles Investment Grade Fixed Income Fund and the Loomis Sayles Mortgage Securities Fund. The Trust is a diversified open-end management investment company which was organized as a Massachusetts business trust on December 23, 1993. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series. Shares are freely transferable and entitle shareholders to receive dividends as determined by the Trust's board of trustees (the "Trustees") and to cast a vote for each share held (with fractional votes for each fractional share held) at shareholder meetings. The Trust does not generally hold shareholder meetings and will do so only when required by law. Shareholders may call meetings to consider removal of the Trustees.

                       INVESTMENT OBJECTIVE AND POLICIES


     The Fund's investment objective is to achieve as high a level of current income exempt from both federal income tax and California personal income tax as is consistent with preservation of capital.


     The Fund seeks to attain its objective by normally investing substantially all of its assets in securities the income from which is, in the opinion of the issuer's counsel at the time of issuance, exempt from both federal income tax and California personal income tax ("California tax exempt securities"). It is a fundamental policy of the Fund that, during periods of normal market conditions, at least 80% of its net assets will be invested in California tax exempt securities. Normally at least 80% of its assets will be invested in issues rated A or better by Standard & Poors ("S&P") OR Moody's Investors Service, Inc. ("Moody's"). All issues will be rated at least BBB by S&P or Baa by Moody's (or, if unrated, be of equivalent credit quality as determined by Loomis Sayles) at the time of purchase. Bonds of BBB or Baa quality have some speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. In the event that the credit rating of a security held by the Fund falls below investment grade (or, in the case of unrated securities, Loomis Sayles determines that the quality of such security has deteriorated below investment grade), the Fund will not be obligated to dispose of such security and may continue to hold such security, if, in the opinion of Loomis Sayles, such investment is appropriate in the circumstances.

     The Fund may invest up to 20% of its net assets in high quality corporate obligations, U.S. Government obligations and repurchase agreements. Income from these investments may be subject to federal income tax and/or California personal income tax.


     Some of the Fund's investment restrictions are "fundamental" and cannot be changed without a majority vote of the Fund's shareholders. Such restrictions include: (1) a restriction prohibiting the Fund from making loans; (2) a restriction prohibiting the Fund from borrowing money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, and from borrowing any money except as a temporary measure for extraordinary or emergency purposes; and (3) a restriction prohibiting the Fund from purchasing any illiquid security including a security that is not readily marketable if, as a result, more than 15% of the Fund's net assets based on current value would then be invested in such securities. For additional investment restrictions, see the Statement of Additional Information.


     Although authorized to invest in restricted securities, the Fund, as a matter of nonfundamental operating policy, currently does not intend to invest in such securities, other than rule 144A securities. Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trustees, that the particular issue of Rule 144A securities is liquid.


     The investment objective of the Fund is "fundamental" and cannot be changed without a majority vote of the Fund's shareholders. All investment policies other than those identified as "fundamental" may be changed by the Trustees without a vote of the Fund's shareholders.

                 MORE INFORMATION ABOUT THE FUND'S INVESTMENTS


     The net asset value of the Fund's shares will vary as a result of changes in the value of securities in the Fund's portfolio. The following describes the types of securities in which the Fund will principally invest and the risks associated with them. Additional information about the Fund's investment practices can be found in the Statement of Additional Information.

FIXED INCOME SECURITIES
-----------------------


     The Fund may invest in fixed income securities of any maturity. Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Because interest rates vary, it is impossible to predict the income of the Fund for any particular period.

     Fixed income securities are subject to credit and market risk. Credit risk relates to the ability of the issuer to make payments of principal and interest. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise. Generally, the longer the maturity of a fixed income security, the greater the fluctuations in its value because of market and credit risk.

U.S. GOVERNMENT SECURITIES
--------------------------

     U.S. Government Securities have different kinds of government support. For example, some U.S. Government Securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government Securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States.


     Although U.S. Government Securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government Securities will fluctuate as interest rates change. Thus, for example, the value of an investment in U.S. Government Securities may fall during times of rising interest rates. Yields on U.S. Government Securities tend to be lower than those of other fixed income securities of comparable maturities.


     Some U.S. Government Securities, such as Government National Mortgage Association Certificates, are known as "mortgage-backed" securities, representing interests in "pools" of mortgage loans secured by residential or commercial real property. Interest and principal payments on the mortgages underlying mortgage-backed U.S. Government Securities are passed through to the holders of the security. If the Fund purchases mortgage-backed securities at a discount or a premium, the Fund will recognize a gain or loss when the payments of principal, through prepayment or otherwise, are passed through to the Fund and, if the payment occurs in a period of falling interest rates, the Fund may not be able to reinvest the payment at as favorable an interest rate. As a result of these principal prepayment features, mortgage-backed securities are generally more volatile investments than many other fixed income securities. In addition, slower than anticipated prepayments on the underlying mortgages can extend the effective maturities of mortgage-backed securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities.


     In addition to investing directly in U.S. Government Securities, the Fund may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Treasury securities. These investment instruments may be highly volatile.


COMMERCIAL MORTGAGE-BACKED SECURITIES
-------------------------------------


     The Fund may invest in commercial mortgage-backed securities. Commercial mortgage-backed securities are securities that represent an interest in, or are secured by, mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals, and senior living centers. The commercial mortgage-backed securities market is newer and in terms of total outstanding principal amount of issues is relatively small compared to the total size of the market for residential mortgage-backed securities.


     Commercial mortgage-backed securities are generally structured similarly to pass-through securities or to collateralized mortgage obligations, although other structures are possible. They may pay fixed or adjustable rates of interest. Commercial mortgage-backed securities have been issued in public or private transactions by a variety of public and private issuers.

     The commercial mortgage loans that underlie commercial mortgage-backed securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. Commercial mortgage loans also tend to have shorter maturities than residential mortgage loans, and may not be fully amortizing, meaning that they have a significant principal balance, or "balloon" payment, due on maturity. Assets underlying commercial mortgage-backed securities may relate only to a few properties or a single property. The risk involved in single property financings is highly concentrated. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. At the same time, commercial mortgage-backed securities may have a lower prepayment risk than residential mortgage-backed securities, because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-backed securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans.

ZERO COUPON SECURITIES
----------------------


     The Fund may invest in "zero coupon" fixed income securities. These securities accrue interest at a specified rate, but do not pay interest in cash on a current basis. The Fund is required to distribute the income on zero coupon securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus the Fund may be forced to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities is generally more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity.

WHEN-ISSUED SECURITIES
----------------------


     The Fund may purchase securities on a "when-issued" basis. This means that the Fund will enter into a commitment to buy the security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is issued. If the value of the security being purchased falls between the time the Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. When the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at time of delivery. If the Fund has outstanding obligations to buy when-issued securities, it will maintain liquid assets in a segregated account at its custodian bank in an amount sufficient to satisfy these obligations.

CALIFORNIA FISCAL CONDITION
---------------------------

     Because the Fund will invest primarily in California tax exempt securities, its performance may be especially affected by factors pertaining to the California economy and other factors specifically affecting the ability of issuers of California tax exempt securities to meet their obligations. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a number of different states. The ability of state, county, or local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. An expanded discussion of risks associated with California tax exempt securities is contained in the Statement of Additional Information.


                         THE FUND'S INVESTMENT ADVISER


     The Fund's investment adviser is Loomis Sayles, One Financial Center, Boston, Massachusetts 02111. Founded in 1926, Loomis Sayles is one of the country's oldest and largest investment firms. Loomis Sayles's sole general partner is indirectly owned by New England Investment Companies, L.P., a publicly traded limited partnership whose sole general partner is indirectly owned by Metropolitan Life Insurance Company.


     In addition to selecting and reviewing the Fund's investments, Loomis Sayles provides executive and other personnel for the management of the Fund. The Board of Trustees supervises Loomis Sayles's conduct of the affairs of the Fund.

     The portfolio managers for the Fund are Kent P. Newmark and Robert K. Payne. Mr. Newmark is a Vice President of Loomis Sayles and a Managing Partner of its San Francisco office. Mr. Payne is a Vice President of Loomis Sayles. Mr. Newmark has been with Loomis Sayles for 17 years and Mr. Payne for 11 years.




                                 FUND EXPENSES


     The Fund pays Loomis Sayles a monthly investment advisory fee. This fee is paid at the annual rate of 0.50% of the Fund's average weekly net assets.

     In addition to the investment advisory fee, the Fund pays all expenses not expressly assumed by Loomis Sayles, including taxes, brokerage commissions, fees of the Fund's custodian, independent accountants and legal counsel and fees of the Trustees who are not directors, officers or employees of Loomis Sayles or its affiliated companies.

     Loomis Sayles has voluntarily undertaken for an indefinite period to waive its fees and, to the extent necessary, to bear other Fund expenses in order to limit the Fund's annualized total operating expenses to .65% of average annual net assets.

                             PORTFOLIO TRANSACTIONS


     Loomis Sayles selects brokers and dealers to execute portfolio transactions for the Fund. Portfolio turnover considerations will not limit Loomis Sayles's investment discretion in managing the Fund's assets. The Fund anticipates that its portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may involve higher costs such as higher brokerage commissions and higher levels of taxable gains. Portfolio turnover rates for the life of the Fund are set forth above under the heading "Prior Performance." See "Dividends, Capital Gain Distributions and Taxes" for information on the tax consequences of investing in the Fund.

                             HOW TO PURCHASE SHARES


     You may make an initial purchase of shares of the Fund by submitting a completed application form and payment to Loomis Sayles. The minimum initial investment in the Fund is $500,000. Subsequent investments must be at least $50,000. The Trust reserves the right to waive these minimums in its sole discretion.


     Shares of the Fund may be purchased by exchange of (i) cash, (ii) securities on deposit with a custodian acceptable to Loomis Sayles or (iii) a combination of such securities and cash. Purchase of shares of the Fund in exchange for securities is subject in each case to the determination by Loomis Sayles that the securities to be exchanged are acceptable for purchase by the Fund. Securities accepted by Loomis Sayles in exchange for Fund shares will be valued in the same manner as the Fund's assets, as described below, as of the time of the Fund's next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes would be realized upon the exchange of any securities tendered. A shareholder who wishes to purchase shares by exchanging securities should obtain instructions by calling (617) 482-2450.


     Loomis Sayles will not approve the acceptance of securities in exchange for shares of the Fund unless (1) Loomis Sayles, in its sole discretion, believes the securities are appropriate investments for the Fund; (2) the investor represents and agrees that all securities offered to the Fund can be resold by the Fund without restriction under the Securities Act of 1933, as amended, or otherwise; and (3) the securities are eligible to be acquired under the Fund's investment policies and restrictions. No investor owning 5% or more of the Fund's shares may purchase additional Fund shares by the exchange of securities.


     Upon acceptance of your order, the Trust opens an account for you, applies the payment to the purchase of full and fractional Fund shares and mails a statement of the account confirming the transaction. After an account has been established, you may send subsequent investments at any time.


     The Trust reserves the right to reject any purchase order for any reason which the Trust in its sole discretion deems appropriate. Although the Trust does not anticipate that it will do so, the Trust reserves the right to suspend or change the terms of the offering of its shares.


     The price you pay will be the per share net asset value next calculated after a proper investment order is received by the Trust. Shares of the Fund are sold without any sales charge. The net asset value of the Fund's shares is calculated by dividing the Fund's net assets by the number of shares outstanding. Net asset value is calculated weekly and as of the close of the New York Stock Exchange (the "Exchange") on each day on which an order for purchase or redemption of Fund shares is received and on which the Exchange is open for unrestricted trading. Portfolio securities are valued at their market value as more fully described in the Statement of Additional Information.

                              HOW TO REDEEM SHARES





     You can redeem your shares by sending a written request to the Trust.

     The written request must include the name of the Fund, your account number, the exact name(s) in which your shares are registered, and the number of shares or the dollar amount to be redeemed. All owners of the shares must sign the written request in the exact names in which the shares are registered and should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity).


     The redemption price will be the net asset value per share next determined after the written redemption request and any necessary special documentation are received by the Trust in proper form.

     Proceeds resulting from a written redemption request will normally be mailed to you within seven days after receipt of your request in good order.


     Redemption proceeds may be made in money or in kind, or partly in money and partly in kind, as determined by the Trust.

     The Fund may suspend the right of redemption and may postpone payment for more than seven days when the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

                               OTHER INFORMATION


     The Board of Trustees may, without shareholder approval, divide the Trust's shares of beneficial interest into multiple series. The Trust is currently divided into nine series, including the Fund, the other publicly-offered funds listed on the cover of this Prospectus, and two other funds, Loomis Sayles Convertible Bond Fund and Loomis Sayles Mortgage Securities Fund, shares of which are not presently being publicly offered.


                DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES


     The Fund pays its net investment income to shareholders as dividends monthly. Any capital gain distributions are normally made annually in December, but may, to the extent permitted by law, be made more frequently as deemed advisable by the Trustees. The Fund distributes annually in December all of its net capital gains realized from the sale of portfolio securities. The Trustees may change the frequency with which the Fund declares or pays dividends.


     Your dividends and capital gain distributions will automatically be reinvested in additional shares of the Fund on the payment date unless you have elected to receive cash.


     The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). As such, so long as the Fund distributes substantially all its net investment income and net capital gains to its shareholders, the Fund itself does not pay any federal income or excise tax.


     Fund dividends designated as "exempt-interest dividends" are not generally subject to federal income tax or California personal income tax (to the extent derived from California tax exempt securities). However, an investment in the Fund may result in liability for federal alternative minimum tax for corporate and individual shareholders.

     It is anticipated that the Fund will be operated so that its dividends will be exempt-interest dividends. However, as described under "Investment Objective and Policies," certain investments of the Fund may produce taxable income. Distributions of such income will be taxable to you as ordinary income, except that any distributions of net long-term capital gains (if any) will be taxable to you as such, regardless of how long you have owned shares of the Fund. These distributions will be taxable as described whether distributed in cash or additional shares.


     The Fund may at times purchase California tax exempt securities at a discount from the price at which they were originally issued. For federal income tax purposes, some or all of this market discount will be included in the Fund's ordinary income and will be taxable to you as such when it is distributed to you.


     If you incur or continue indebtedness to purchase or carry shares of the Fund, that portion of interest paid or accrued on such indebtedness that equals the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to you that are exempt-interest dividends, is not deductible for federal income tax purposes. The Internal Revenue Service may consider the purchase of shares to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.


     Under the Code, if you sell a share of the Fund after holding it for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of any exempt-interest dividends that you have received with respect to the share that is sold and will be treated as a long-term capital loss to the extent of any capital gain dividend received with respect to such share.


     If you receive social security or railroad retirement benefits, you may be taxed at the federal level on a portion of those benefits as a result of receiving tax-exempt income (including exempt-interest dividends distributed by the Fund). California personal income tax does not apply to social security or railroad retirement benefits.

     The Fund is required to withhold 31% of any redemption proceeds and all taxable income dividends and capital gain distributions it pays to you (1) if you do not provide a correct, certified taxpayer identification number, (2) if the Fund is notified that you have underreported income in the past, or (3) if you fail to certify to the Fund that you are not subject to such withholding.

     In January of each year, the Trust will send you a statement showing the tax status of dividends and distributions paid to you during the year.


     The foregoing summarizes certain tax consequences of investing in the Fund. Before investing, you should consult your own tax adviser for more information concerning the federal, state and local tax consequences of investing in, redeeming or exchanging Fund shares.


TRANSFER AND DIVIDEND                             INVESTMENT ADVISER
PAYING AGENT AND                                  Loomis, Sayles & Company, L.P.
CUSTODIAN OF ASSETS                               One Financial Center
State Street Bank and Trust Company               Boston, Massachusetts
Boston, Massachusetts  02102                      02111

                                                                      APPENDIX A


                    DESCRIPTION OF BOND RATINGS ASSIGNED BY
                            STANDARD & POOR'S AND
                        MOODY'S INVESTORS SERVICE, INC.


STANDARD & POOR'S
-----------------

                                      AAA

This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                                       AA

Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                                       A

Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                                      BBB

Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

                                 BB, B, CCC, CC

Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                       C

The rating C is reserved for income bonds on which no interest is being paid.

                                       D

Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.


Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC.
-------------------------------

                                      Aaa


Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                      Aa

Bonds that are rated Aa are judged to be high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there are other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

                                       A

Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

                                      Baa

Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

                                      Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                       B

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                      Caa

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                       Ca

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                       C

Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

     3.   There is lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designed by the symbols Aa1, A1, Baa1, Ba1 and B1, and those with the weakest investment attributes are designated by the symbols Aa3, A3, Baa3, Ba3 and B3.

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+INFORMATION CONTAINED HEREIN PERTAINING TO THE FUND IS SUBJECT TO COMPLETION + +OR AMENDMENT. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE + +SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF SECURITIES OF + +THE FUND IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE + +UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF +
+ANY SUCH STATE.                                                               +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++


                        LOOMIS SAYLES INVESTMENT TRUST

                        LOOMIS SAYLES CORE GROWTH FUND

                             ONE FINANCIAL CENTER
                         BOSTON, MASSACHUSETTS  02111
                                (617) 482-2450


                                  PROSPECTUS


                       ________________  ____, 1996


     The Loomis Sayles Investment Trust (the "Trust") is a group of nine mutual funds including the Loomis Sayles Core Growth Fund (the "Fund"). The other series which are publicly offered by the Trust and are described in separate prospectuses are:


                 Loomis Sayles California Tax-Free Income Fund
                     Loomis Sayles  Core Fixed Income Fund
                        Loomis Sayles Fixed Income Fund
                  Loomis Sayles High Yield Fixed Income Fund
             Loomis Sayles Intermediate Duration Fixed Income Fund
               Loomis Sayles Investment Grade Fixed Income Fund


     Except for the California Tax-free Income Fund, the funds are designed specifically for tax-exempt investors such as pension plans, endowments and foundations, although other institutions and high net-worth individuals are eligible to invest. Each of the funds is separately managed and has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of each of the funds.


     This Prospectus concisely describes the information that you should know before investing in the Fund. Please read it carefully and keep it for future reference. A Statement of Additional Information dated _________ ___, 1996 is available free of charge; to obtain a free copy or to make any inquiries about the Fund write to Loomis Sayles Investment Trust, One Financial Center, Boston, Massachusetts 02111 or telephone (617) 482-2450. The Statement of Additional Information, which contains more detailed information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE TRANSFERRED OR RESOLD UNLESS SO REGISTERED OR EXEMPT THEREFROM. HOWEVER, THE SECURITIES ARE REDEEMABLE AS DESCRIBED IN THIS PROSPECTUS. IN CERTAIN CASES INVESTORS MAY BE REDEEMED "IN KIND" AND RECEIVE PORTFOLIO SECURITIES HELD BY THE FUND IN LIEU OF CASH UPON REDEMPTION. IN SUCH CASE, AN INVESTOR WILL INCUR COSTS WHEN THE INVESTOR SELLS THE SECURITIES DISTRIBUTED.

                               TABLE OF CONTENTS


SUMMARY OF EXPENSES .........................................................-3-

PRIOR PERFORMANCE ...........................................................-4-

THE TRUST ...................................................................-5-

INVESTMENT OBJECTIVE AND POLICIES ...........................................-5-

MORE INFORMATION ABOUT THE FUND'S INVESTMENTS ...............................-5-

THE FUND'S INVESTMENT ADVISER ...............................................-6-

FUND EXPENSES ...............................................................-6-

PORTFOLIO TRANSACTIONS ......................................................-7-

HOW TO PURCHASE SHARES ......................................................-7-

HOW TO REDEEM SHARES ........................................................-8-

OTHER INFORMATION ...........................................................-8-

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES .............................-8-

                              SUMMARY OF EXPENSES


     The following information is provided to assist you in understanding the various costs and expenses that, as an investor in the Fund, you will bear directly or indirectly. The information is based on annualized expenses for the Fund's fiscal year ended December 31, 1995. The information below should not be considered a representation of past or future expenses, as actual expenses may be greater or less than those shown. Also, the assumed 5% annual return in the example should not be considered a representation of investment performance, as actual performance will depend upon the actual investment results of securities held in the Fund's portfolio.


          Shareholder Transaction Expenses:
            Maximum Sales Load Imposed on
            Purchases (as a percentage of offering price) none Maximum Sales Load Imposed on
            Reinvested Dividends (as a percentage of
            offering price)                                    none
            Deferred Sales Load (as a percentage of original purchase price or redemption
            proceeds as applicable)                            none
            Redemption Fees (as a percentage of amount
            redeemed)                                          none
            Exchange Fees                                      none


          Annual Operating Expenses After
            Expense Reimbursement (as a
            percentage of net assets):/1/
            Management Fees/1/                                  0%
            12b-1 Fees                                         none
            Other Operating expenses/1/                        .65%
            Total Operating expenses/1/                        .65%


          Example
           You would pay the following
            expenses on a $1,000 investment
            assuming a 5% annual return
            (with or without a redemption at
            the end of each time period):


            One Year                                           $ 7
            Three Years                                        $21
            Five Years                                         $36
            Ten Years                                          $81

            _____________________

     /1/ Loomis Sayles has voluntarily undertaken for an indefinite period to limit the Fund's total operating expenses to the percentage of net assets shown above. In the absence of the voluntary expense limitation, Management Fees, Other Operating Expenses and Total Operating Expenses for the fiscal year ended December 31, 1995 would have been .50%, .93% and 1.43%, respectively.

                               PRIOR PERFORMANCE


    (For a share of the Fund outstanding throughout the indicated periods)


     The information presented below relates to periods prior to the effectiveness of the Fund's registration statement under the Securities Act of 1933, as amended. The information presented below for the six months ended June 30, 1996 is unaudited. The information presented below for other periods is included in financial statements of the Fund that have been audited by Coopers & Lybrand L.L.P., independent accountants. The following information should be read in conjunction with the financial statements and the notes thereto contained in the Fund's 1996 Semiannual Report and 1995 Annual Report, which are incorporated by reference in this Prospectus and the Statement of Additional Information.


                                                                                   OCTOBER
                                                                  SIX MONTHS      1* THROUGH
                                                                ENDED JUNE 30,   DECEMBER 31,
                                                               1996 (UNAUDITED)      1995
                                                               ----------------  -------------
Net asset value, beginning of period.........................          $ 10.02        $ 10.00

Income from investment operations -
 Net investment income.......................................             0.05           0.02
 Net realized and unrealized gain on investments.............             0.44           0.02
  Total from investment operations...........................             0.49           0.04

Less distributions -
 Dividends from net investment income........................             0.00          (0.02)

Net asset value, end of period...............................          $ 10.51        $ 10.02

Total return (%).............................................             4.90            0.4
Net assets, end of period (000)..............................          $19,964        $ 7,609
Ratio of operating expenses to average net assets (%)........             0.65**         0.65**
Ratio of net investment income to average net assets (%).....             1.19**         1.36**
Portfolio turnover rate (%)..................................             33.5           22.4
Without giving effect to the voluntary expense limitations:
The ratio of operating expenses to average net assets
would have been (%)..........................................             0.94**         1.43**
The net income per share would have been.....................          $  0.04        $  0.01



* Commencement of operations.
**Annualized.
***For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This generally does not reflect mark-ups, mark-downs or spreads on securities traded on a principal basis.


     Further information about the performance of the Fund is contained in the Fund's semiannual and annual reports to shareholders, which may be obtained without charge by writing or telephoning the Trust at the address and telephone number stated on the cover of this Prospectus.

                                   THE TRUST


     The Fund is a series of the Trust. The Trust is a diversified open-end management investment company which was organized as a Massachusetts business trust on December 23, 1993. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series. Shares are freely transferable and entitle shareholders to receive dividends as determined by the Trust's board of trustees (the "Trustees") and to cast a vote for each share held (with fractional votes for each fractional share held) at shareholder meetings. The Trust does not generally hold shareholder meetings and will do so only when required by law. Shareholders may call meetings to consider removal of the Trustees.

                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is long-term growth of capital.


     The Fund seeks to attain its objective by identifying and investing in the common stock of companies that will report above average and better than consensus earnings growth over several years. While this approach will often lead to investing in "traditional" growth companies, it may also encompass investments in such areas as revitalized industries, restructured companies and cyclically sensitive companies at the early stages of an economic advance. In addition to superior earnings prospects, the Fund looks for companies undergoing qualitative improvement likely to result in an upgraded valuation. Although such companies may present greater opportunity for capital appreciation, investors should be aware that greater risk may be associated with investments in such companies than with equity securities generally. The Fund may also invest in securities issued or guaranteed by the U.S. Government, its authorities, agencies or instrumentalities and certificates representing undivided interests in the interest or principal of U.S. Treasury securities ("U.S. Government securities"), when-issued securities, convertible securities and zero coupon bonds.


     Some of the Fund's investment restrictions are "fundamental" and cannot be changed without a majority vote of the Fund's shareholders . Such restrictions include: (1) a restriction prohibiting the Fund from making loans; (2) a restriction prohibiting the Fund from purchasing a security (other than U.S. Government Securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry; (3) a restriction prohibiting the Fund from borrowing money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, and from borrowing any money except as a temporary measure for extraordinary or emergency purposes; and (4) a restriction prohibiting the Fund from purchasing any illiquid security including a security that is not readily marketable if, as a result, more than 15% of the Fund's net assets based on current value would then be invested in such securities. For additional investment restrictions, see the statement of Additional Information.


     Although authorized to invest in restricted securities, the Fund, as a matter of nonfundamental operating policy, currently does not intend to invest in such securities, other than rule 144a securities. Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trustees, that the particular issue of Rule 144A securities is liquid.


     The investment objective of the Fund is "fundamental" and cannot be changed without a majority vote of the Fund's shareholders. All investment policies other than those that are identified as "fundamental" may be changed by the Trustees without a vote of the Fund's shareholders.



                 MORE INFORMATION ABOUT THE FUND'S INVESTMENTS


     The net asset value of the Fund's shares will vary as a result of changes in the value of securities in the Fund's portfolio. The following describes the securities in which the Fund will principally invest and risks associated with them. Additional information about the Fund's investment practices can be found in the Statement of Additional Information.


EQUITY SECURITIES
-----------------


     While offering greater potential for long-term growth, equity securities are more volatile and more risky than some other forms of investment. The Fund's investments may include securities traded "over-the-counter" as well as those traded on a securities exchange. Some over-the-counter securities may be more difficult to sell under some market conditions.


SMALL COMPANIES
---------------


     The Fund may invest in the securities of companies with smaller capitalization. Investments in companies with relatively small capitalization may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates which exceed those of companies with larger capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller capitalization often have limited product lines, markets or financial resources and they may be dependent upon a relatively small management group. The securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalization or the market averages in general. The net asset value of funds that invest in companies with small capitalization therefore may fluctuate more widely than market averages.

WHEN-ISSUED SECURITIES
----------------------


     The Fund may purchase securities on a "when-issued" basis. This means that the Fund will enter into a commitment to buy the security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is issued. If the value of the security being purchased falls between the time a Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. If the Fund has outstanding obligations to buy when-issued securities, it will maintain liquid assets in a segregated account at its custodian bank in an amount sufficient to satisfy these obligations.

                         THE FUND'S INVESTMENT ADVISER


     The Fund's investment adviser is Loomis Sayles, One Financial Center, Boston, Massachusetts 02111. Founded in 1926, Loomis Sayles is one of the country's oldest and largest investment firms. Loomis Sayles's sole general partner is indirectly owned by New England Investment Companies, L.P., a publicly traded limited partnership whose sole general partner is indirectly owned by Metropolitan Life Insurance Company.


     In addition to selecting and reviewing the Fund's investments, Loomis Sayles provides executive and other personnel for the management of the Fund. The Board of Trustees supervises Loomis Sayles's conduct of the affairs of the Fund.

     The portfolio manager for the Fund is Quentin P. Faulkner. Mr. Faulkner is a Vice President of Loomis Sayles and a Managing Partner of its Boston Counseling Group office.


                                 FUND EXPENSES


     The Fund pays Loomis Sayles a monthly investment advisory fee. This fee is paid at the annual rate of .50% of the Fund's average weekly net assets.

     In addition to the investment advisory fee, the Fund pays all expenses not expressly assumed by Loomis Sayles, including taxes, brokerage commissions, fees of the Fund's custodian, independent accountants and legal counsel and fees of the Trustees who are not directors, officers or employees of Loomis Sayles or its affiliated companies.


     Loomis Sayles has voluntarily undertaken for an indefinite period to waive its fees and, to the extent necessary, to bear other Fund expenses in order to limit the Fund's annualized total operating expenses to .65% of average annual net assets.

                            PORTFOLIO TRANSACTIONS


     Loomis Sayles selects brokers and dealers to execute portfolio transactions for the Fund. Portfolio turnover considerations will not limit Loomis Sayles's investment discretion in managing the Fund's assets. The Fund anticipates that its portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may involve higher costs such as higher brokerage commissions and higher levels of taxable gains. Portfolio turnover rates for the life of the Fund are set forth above under the heading "Prior Performance." See "Dividends, Capital Gain Distributions and Taxes" for information on the tax consequences of investing in the Fund.

                            HOW TO PURCHASE SHARES


     You may make an initial purchase of shares of the Fund by submitting a completed application form and payment to Loomis Sayles. The minimum initial investment in the Fund is $2,500,000. Subsequent investments must be at least $50,000. The Trust reserves the right to waive these minimums in its sole discretion.


     Shares of the Fund may be purchased by exchange of (i) cash, (ii) securities on deposit with a custodian acceptable to Loomis Sayles or (iii) a combination of such securities and cash. Purchase of shares of the Fund in exchange for securities is subject in each case to the determination by Loomis Sayles that the securities to be exchanged are acceptable for purchase by the Fund. Securities accepted by Loomis Sayles in exchange for Fund shares will be valued in the same manner as the Fund's assets, as described below, as of the time of the Fund's next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes would be realized upon the exchange of any securities tendered. A shareholder who wishes to purchase shares by exchanging securities should obtain instructions by calling (617) 482-2450.


     Loomis Sayles will not approve the acceptance of securities in exchange for shares of the Fund unless (1) Loomis Sayles, in its sole discretion, believes the securities are appropriate investments for the Fund; (2) the investor represents and agrees that all securities offered to the Fund can be resold by the Fund without restriction under the Securities Act of 1933, as amended, or otherwise; and (3) the securities are eligible to be acquired under the Fund's investment policies and restrictions. No investor owning 5% or more of the Fund's shares may purchase additional Fund shares by the exchange of securities.


     Upon acceptance of your order, the Trust opens an account for you, applies the payment to the purchase of full and fractional Fund shares and mails a statement of the account confirming the transaction. After an account has been established, you may send subsequent investments at any time.


     The Trust reserves the right to reject any purchase order for any reason which the Trust in its sole discretion deems appropriate. Although the Trust does not anticipate that it will do so, the Trust reserves the right to suspend or change the terms of the offering of its shares.


     The price you pay will be the per share net asset value next calculated after a proper investment order is received by the Trust. Shares of the Fund are sold without any sales charge. The net asset value of the Fund's shares is calculated by dividing the Fund's net assets by the number of shares outstanding. Net asset value is calculated weekly and as of the close of the New York Stock Exchange (the "Exchange") on each day on which an order for purchase or redemption of Fund shares is received and on which the Exchange is open for unrestricted trading. Portfolio securities are valued at their market value as more fully described in the Statement of Additional Information.

                             HOW TO REDEEM SHARES





     You can redeem your shares by sending a written request to the Trust.

     The written request must include the name of the Fund, your account number, the exact name(s) in which your shares are registered, and the number of shares or the dollar amount to be redeemed. All owners of the shares must sign the written request in the exact names in which the shares are registered and should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity).


     The redemption price will be the net asset value per share next determined after the written redemption request and any necessary special documentation are received by the Trust in proper form.

     Proceeds resulting from a written redemption request will normally be mailed to you within seven days after receipt of your request in good order.


     Redemption proceeds may be made in money or in kind, or partly in money and partly in kind, as determined by the Trust.

     The Fund may suspend the right of redemption and may postpone payment for more than seven days when the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.


                               OTHER INFORMATION


     The Board Of Trustees may, without shareholder approval, divide the Trust's shares of beneficial interest into multiple series. The Trust is currently divided into nine series, including the Fund, the other publicly-offered funds listed on the cover of this Prospectus, and two other funds, Loomis Sayles Convertible Bond Fund and Loomis Sayles Mortgage Securities Fund, shares of which are not presently being publicly offered.


     As of November 7, 1996, each of Brockton Hospital Pension Plan, Brockton Health Corp. Endowment Plan and Jewish Federation Of Rhode Island may be deemed to control the Fund because it possessed beneficial ownership, either directly or indirectly, of more than 25% of the Fund's shares.

                DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES


     Because the Fund is designed primarily for tax-exempt investors such as pension plans, endowments and foundations, the Fund is not managed with a view to reducing taxes. The Fund pays any net investment income to shareholders as dividends annually. Any capital gain distributions are normally made annually in December, but may, to the extent permitted by law, be made more frequently as deemed advisable by the Trustees. The Fund distributes all of its net realized capital gains after applying any capital loss carryovers. The Trustees may change the frequency with which the Fund declares or pays dividends.


     Your dividends and capital gain distributions will automatically be reinvested in additional shares of the Fund on the payment date unless you have elected to receive cash. Dividends and capital gain distributions will be taxed as described below whether received in cash or in additional shares.

     The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. As such, so long as the Fund distributes substantially all its net investment income and net realized capital gains to its shareholders on a current basis, the Fund itself does not pay any federal income or excise tax. The fund intends to make sufficient distributions to be relieved of federal taxes.


     Income dividends and short-term capital gain distributions are treated as ordinary income to you whether distributed in cash or additional shares. Long-term capital gain distributions are treated as long-term capital gains to you whether distributed in cash or additional shares and regardless of how long you have held your shares. However, any loss recognized by you on the taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distribution you received with respect to the shares.

     A portion of any dividend from the Fund is expected to be eligible for the dividends-received deduction for corporate shareholders.


     The Trust will send you an annual statement showing the federal tax status of dividends and distributions paid to you during the preceding year.


     The Fund is required to withhold 31% of redemption proceeds, income dividends and capital gain distributions it pays to you (1) if you do not provide a correct, certified taxpayer identification number, (2) if the Fund is notified that you have underreported income in the past, or (3) if you fail to certify to the Fund you are not subject to such withholding.


     The foregoing summarizes certain U.S. federal income tax consequences of investing in the Fund. Before investing, you should consult your own tax adviser for more information concerning the federal, state and local tax consequences of investing in, redeeming or exchanging Fund shares.


 TRANSFER AND DIVIDEND                            INVESTMENT ADVISER
 PAYING AGENT AND                                 Loomis, Sayles & Company, L.P.
 CUSTODIAN OF ASSETS                              One Financial Center
 State Street Bank and Trust Company              Boston, Massachusetts  02111
 Boston, Massachusetts  02102

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+INFORMATION CONTAINED HEREIN PERTAINING TO THE FUND IS SUBJECT TO COMPLETION + +OR AMENDMENT. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE + +SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF SECURITIES OF + +THE FUND IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE + +UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF +
+ANY SUCH STATE.                                                               +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++


                        LOOMIS SAYLES INVESTMENT TRUST

                  LOOMIS SAYLES HIGH YIELD FIXED INCOME FUND

                             ONE FINANCIAL CENTER
                         BOSTON, MASSACHUSETTS  02111
                                (617) 482-2450


                               PROSPECTUS


                               _______  __, 1996


     The Loomis Sayles Investment Trust (the "Trust") is a group of nine mutual funds including the Loomis Sayles High Yield Fixed Income Fund (the "Fund"). The other series which are publicly offered by the Trust and are described in separate prospectuses are:

                 Loomis Sayles California Tax-Free Income Fund
                     Loomis Sayles Core Fixed Income Fund
                        Loomis Sayles Core Growth Fund
                        Loomis Sayles Fixed Income Fund
             Loomis Sayles Intermediate Duration Fixed Income Fund
               Loomis Sayles Investment Grade Fixed Income Fund





     Except for the California Tax-Free Income Fund, the funds are designed specifically for tax-exempt investors such as pension plans, endowments and foundations, although other institutions and high net-worth individuals are eligible to invest. Each of the funds is separately managed and has its own investment objective and policies. Loomis, Sayles & Company, L.P.("Loomis Sayles") is the investment adviser of each of the funds.


     This Prospectus concisely describes the information that you should know before investing in the Fund. Please read it carefully and keep it for future reference. A Statement of Additional Information dated _______ __, 1996 is available free of charge; to obtain a free copy or to make any inquiries about the Fund, write to Loomis Sayles Investment Trust, One Financial Center, Boston, Massachusetts 02111 or telephone (617) 482-2450. The Statement of Additional Information, which contains more detailed information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


     THE LOOMIS SAYLES HIGH YIELD FIXED INCOME FUND WILL NORMALLY INVEST AT LEAST 65% OF ITS ASSETS IN LOWER RATED FIXED INCOME SECURITIES, COMMONLY KNOWN AS "JUNK BONDS" AND MAY INVEST WITHOUT LIMIT IN SUCH SECURITIES. INVESTMENTS OF THIS TYPE ARE SUBJECT TO A GREATER RISK OF LOSS OF PRINCIPAL AND NON-PAYMENT OF INTEREST. INVESTORS SHOULD ASSESS CAREFULLY THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE LOOMIS SAYLES HIGH YIELD FIXED INCOME FUND. SEE "MORE INFORMATION ABOUT THE FUND'S INVESTMENTS; LOWER RATED FIXED INCOME
SECURITIES."


     THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE TRANSFERRED OR RESOLD UNLESS SO REGISTERED OR EXEMPT THEREFROM. HOWEVER, THE SECURITIES ARE REDEEMABLE AS DESCRIBED IN THIS PROSPECTUS. IN CERTAIN CASES INVESTORS MAY BE REDEEMED "IN KIND" AND RECEIVE PORTFOLIO SECURITIES HELD BY THE FUND IN LIEU OF CASH UPON REDEMPTION. IN SUCH CASE, AN INVESTOR WILL INCUR COSTS WHEN THE INVESTOR SELLS THE SECURITIES DISTRIBUTED.

                               TABLE OF CONTENTS

SUMMARY OF EXPENSES...........................................  -3-

PRIOR PERFORMANCE.............................................  -4-

THE TRUST.....................................................  -5-

INVESTMENT OBJECTIVE AND POLICIES.............................  -5-

MORE INFORMATION ABOUT THE FUND'S INVESTMENTS.................  -6-

THE FUND'S INVESTMENT ADVISER.................................  -9-

FUND EXPENSES................................................. -10-

PORTFOLIO TRANSACTIONS........................................ -10-

HOW TO PURCHASE SHARES........................................ -10-

HOW TO REDEEM SHARES.......................................... -11-

OTHER INFORMATION............................................. -12-

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES............... -12-

                              SUMMARY OF EXPENSES


     The following information is provided to assist you in understanding the various costs and expenses that, as an investor in the Fund, you will bear directly or indirectly. The information is based on estimated annualized expenses for the Fund's first fiscal year. The information below should not be considered a representation of past or future expenses, as actual expenses may be greater or less than those shown. Also, the assumed 5% annual return in the example should not be considered a representation of investment performance, as actual performance will depend upon the actual investment results of securities held in the Fund's portfolio.


Shareholder Transaction Expenses:
 Maximum Sales Load Imposed on
  Purchases (as a percentage of offering price)        none
 Maximum Sales Load Imposed on
  Reinvested Dividends (as a percentage of
  offering price)                                      none
 Deferred Sales Load (as a percentage of original
  purchase price or redemption
  proceeds as applicable)                              none
 Redemption Fees (as a percentage of amount
  redeemed)                                            none
 Exchange Fees                                         none

Annual Operating Expenses After
 Expense reimbursement (as a
 percentage of net assets):
  Management Fees/1/                                   .60%
  12b-1 fees                                           none
  Other Operating Expenses                             .15%
  Total Operating expenses/1/                          .75%
Example
 You would pay the following
 expenses on a $1,000 investment
 assuming a 5% annual return
 (with or without a redemption at
 the end of each time period):

 One Year                                              $8
 Three Years                                           $24

______________________________

/1/ Loomis Sayles has voluntarily undertaken for an indefinite period to limit the Fund's total operating expenses to the percentage of net assets shown above. In the absence of the voluntary expense limitation, estimated Management Fees, Other Operating Expenses and Total Operating Expenses for the Fund's first fiscal year would have been .60%, 1.12% and 1.72%, respectively.

                                PRIOR PERFORMANCE

     (For a share of the Fund outstanding throughout the indicated periods)


     The information presented below relates to periods prior to the effectiveness of the Fund's registration statement under the Securities Act of 1933, as amended. The information presented below for the six months ended June 30, 1996 is unaudited. The following information should be read in conjunction with the financial statements and the notes thereto contained in the Fund's 1996 Semiannual Report, which is incorporated by reference in this Prospectus and the Statement of Additional Information.

                                                                 June 5* to
                                                                  June 30,
                                                               1996 (unaudited)
                                                               ----------------

Net asset value, beginning of period.........................           $10.00

Income from investment operations -
 Net investment income.......................................             0.06
 Net realized and unrealized gain on investments.............            (0.03)
                                                                        ------
  Total from investment operations...........................             0.03

Net asset value, end of period...............................           $10.03

Total return (%).............................................             0.30
Net assets, end of period (000)..............................           $2,889
Ratio of operating expenses to average net assets (%)........             0.75**
Ratio of net investment income to average net assets (%).....             8.27**
Portfolio turnover rate (%)..................................                0
Without giving effect to the voluntary expense limitations:
The ratio of operating expenses to average net assets
would have been (%)..........................................             2.46**
The net income per share would have been.....................           $ 0.04


* Commencement of operations.


**Annualized.




          Further information about the performance of the Fund is contained in the Fund's semiannual report to shareholders, which may be obtained without charge by writing or telephoning the Trust at the address and telephone number stated on the cover of this Prospectus.

                                   THE TRUST


          The Fund is a series of the Trust. The other series are the Loomis Sayles California Tax-Free Income Fund, the Loomis Sayles Convertible Bond Fund, the Loomis Sayles Core Fixed Income Fund, the Loomis Sayles Core Growth Fund, the Loomis Sayles Fixed Income Fund, the Loomis Sayles Intermediate Duration Fixed Income Fund, the Loomis Sayles Investment Grade Fixed Income Fund and the Loomis Sayles Mortgage Securities Fund. The Trust is a diversified open-end management investment company which was organized as a Massachusetts business trust on December 23, 1993. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series. Shares are freely transferable and entitle shareholders to receive dividends as determined by the Trust's board of trustees (the "Trustees") and to cast a vote for each share held (with fractional votes for each fractional share held) at shareholder meetings. The Trust does not generally hold shareholder meetings and will do so only when required by law. Shareholders may call meetings to consider removal of the Trustees.


                      INVESTMENT OBJECTIVE AND POLICIES

          The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.


          The Fund seeks to attain its objective by normally investing substantially all of its assets in a broad range of debt securities, although up to 20% of its assets may be invested in preferred stocks and up to 10% in common stocks. Debt securities may include corporate securities, securities issued or guaranteed by the U.S. Government, its authorities, agencies or instrumentalities and certificates representing undivided interests in the interest or principal of U.S. Treasury securities ("U.S. Government Securities"), zero coupon securities, collateralized mortgage securities, convertible bonds and when-issued securities, which are described herein (together with their related risks) under "more Information About the Fund's Investments." The Fund may invest any portion of its assets in securities of Canadian issuers, and a limited portion of its assets in securities of other foreign issuers. See "more Information About the Fund's Investments; Foreign Securities."


          The Fund normally will invest at least 65% of its assets in fixed income securities of below investment grade quality, which are securities rated below BBB by Standard & Poor's ("S&P") or below Baa by Moody's Investors Service, Inc. ("Moody's"), or unrated securities determined by Loomis Sayles to be of comparable quality. The Fund may continue to hold securities that are downgraded in quality subsequent to their purchase if, in the opinion of Loomis Sayles, it would be advantageous to do so. See "More Information About the Fund's Investments; Lower Rated Fixed Income Securities" below.


          Some of the Fund's investment restrictions are "fundamental" and cannot be changed without a majority vote of the Fund's shareholders. Such restrictions include: (1) a restriction prohibiting the Fund from making loans; (2) a restriction prohibiting the Fund from purchasing a security (other than U.S. Government Securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry; (3) a restriction prohibiting the Fund from borrowing money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, and from borrowing any money except as a temporary measure for extraordinary or emergency purposes; and (4) a restriction prohibiting the Fund from purchasing any illiquid security including a security that is not readily marketable if, as a result, more than 15% of the Fund's net assets based on current value would then be invested in such security. For additional investment restrictions, see the Statement of Additional Information.


          Although authorized to invest in restricted securities, the Fund, as a matter of nonfundamental operating policy, currently does not intend to invest in such securities, other than Rule 144A securities. Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trustees, that the particular issue of Rule 144A securities is liquid.


          The investment objective of the Fund is "fundamental" and cannot be changed without a majority vote of the Fund's shareholders. All investment policies other than those that are identified as "fundamental" may be changed by the Trustees without a vote of the Fund's shareholders.

                 MORE INFORMATION ABOUT THE FUND'S INVESTMENTS


          The net asset value of the Fund's shares will vary as a result of changes in the value of securities in the Fund's portfolio. The following describes the types of securities in which the Fund will principally invest and the risks associated with them. Additional information about the Fund's investment practices can be found in the Statement of Additional
Information.

FIXED INCOME SECURITIES
-----------------------


          The Fund may invest in fixed income securities of any maturity. Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of foreign and domestic private issuers. Because interest rates vary, it is impossible to predict the income of the Fund for any particular period.

          Fixed income securities are subject to market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments of principal and interest. Generally, the longer the maturity of a fixed income security, the greater the fluctuations in its value because of market and credit risk.


Lower Rated Fixed Income Securities


          The Fund will normally invest at least 65% of its assets in securities rated below investment grade ("lower rated fixed income securities"), including securities in the lowest rating categories, and unrated securities determined by Loomis Sayles to be of comparable quality. Lower rated fixed income securities generally provide higher yields, but are subject to greater credit and market risk than higher quality fixed income securities. Lower rated fixed income securities are considered speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the Fund's investment objective through investments in lower rated fixed income securities may be more dependent on Loomis Sayles's credit analysis than is the case with higher quality bonds. The market for lower rated fixed income securities may be more severely affected than other financial markets by economic recession or substantial interest rate increases. The value and liquidity of lower rated fixed income securities may be diminished by adverse publicity and investor perceptions. In addition, legislation that limits the tax benefits to issuers or holders of taxable lower rated fixed income securities or that limits the ability of certain categories of financial institutions to invest in these securities may adversely affect their market value. The secondary market for lower rated fixed income securities may be less liquid than the secondary market for higher rated fixed income securities. This lack of liquidity at certain times may affect the values of these securities and may make the valuation and sale of these securities by the fund more difficult. Securities of below investment grade quality are commonly referred to as "junk bonds." Certain lower rated fixed income securities do not pay interest on a current basis. However, the fund will accrue and distribute this interest on a current basis, and may be required to sell securities at times when Loomis Sayles would not otherwise deem it desirable to do so in order to generate cash for distributions. Securities in the lowest rating categories may be in poor standing or in default. Investment grade fixed income securities (rated BBB by S&P or Baa by Moody's) may share some of the characteristics of lower rated fixed income securities described above.

U.S. GOVERNMENT SECURITIES
--------------------------

          U.S. Government Securities have different kinds of government support. For example, some U.S. Government Securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government Securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States.


          Although U.S. Government Securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government Securities will fluctuate as interest rates change. Thus, for example, the value of an investment in U.S. Government Securities may fall during times of rising interest rates. Yields on U.S. Government Securities tend to be lower than those of other fixed income securities of comparable maturities.


          Some U.S. Government Securities, such as Government National Mortgage Association Certificates, are known as "mortgage-backed" securities, representing interests in "pools" of mortgage loans secured by residential or commercial real property. Interest and principal payments on the mortgages underlying mortgage-backed U.S. Government Securities are passed through to the holders of the security. If the Fund purchases mortgage-backed securities at a discount or a premium, the Fund will recognize a gain or loss when the payments of principal, through prepayment or otherwise, are passed through to the Fund and, if the payment occurs in a period of falling interest rates, the Fund may not be able to reinvest the payment at as favorable an interest rate. As a result of these principal prepayment features, mortgage-backed securities are generally more volatile investments than many other fixed income securities. See "Collateralized Mortgage obligations" below for additional information regarding the risks associated with mortgage-backed securities.


          In addition to investing directly in U.S. Government Securities, the Fund may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Treasury securities. These investment instruments may be highly volatile.

ZERO COUPON SECURITIES
----------------------


          The Fund may invest in "zero coupon" fixed income securities. These securities accrue interest at a specified rate, but do not pay interest in cash on a current basis. The Fund is required to distribute the income on zero coupon securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus the Fund may be forced to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities is generally more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity.

COLLATERALIZED MORTGAGE OBLIGATIONS
-----------------------------------


          The Fund may invest in collateralized mortgage obligations ("CMOs").
A CMO is a limited recourse security backed by a portfolio of mortgages or, more typically, by mortgage-backed securities held under an indenture. CMOs may be issued by instrumentalities of the U.S. Government or by non-governmental entities. The issuer's obligation to make interest and principal payments is derived from and secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal payments on the underlying collateral or a combination thereof. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, the early retirement of a particular class or series of CMOs held by the Fund could involve the loss of any premium the Fund paid when it acquired the investment and could result in the Fund's reinvesting the proceeds at a lower interest rate than the interest rate paid by the retired CMO. Because of the early retirement feature, CMOs may be more volatile than many other fixed income investments. In addition, slower than anticipated prepayments on the underlying mortgages can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities.


COMMERCIAL MORTGAGE-BACKED SECURITIES
-------------------------------------


          The Fund may invest in commercial mortgage-backed securities. Commercial mortgage-backed securities are securities that represent an interest in, or are secured by, mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals, and senior living centers. The commercial mortgage-backed securities market is newer and in terms of total outstanding principal amount of issues is relatively small compared to the total size of the market for residential mortgage-backed securities.


          Commercial mortgage-backed securities are generally structured similarly to pass-through securities or to CMOs, although other structures are possible. They may pay fixed or adjustable rates of interest. Commercial mortgage-backed securities have been issued in public or private transactions by a variety of public and private issuers.


          The commercial mortgage loans that underlie commercial mortgage-backed securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. Commercial mortgage loans also tend to have shorter maturities than residential mortgage loans, and may not be fully amortizing, meaning that they have a significant principal balance, or "balloon" payment, due on maturity. Assets underlying commercial mortgage-backed securities may relate only to a few properties or a single property. The risk involved in single property financings is highly concentrated. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. At the same time, commercial mortgage-backed securities may have a lower prepayment risk than residential mortgage-backed securities, because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-backed securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans.

WHEN-ISSUED SECURITIES
----------------------


          The Fund may purchase securities on a "when-issued" basis. This means that the Fund will enter into a commitment to buy the security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is issued. If the value of the security being purchased falls between the time the Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. When the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If the Fund has outstanding obligations to buy when-issued securities, it will maintain liquid assets in a segregated account at its custodian bank in an amount sufficient to satisfy these obligations.

FOREIGN SECURITIES
------------------


          The Fund may invest in securities principally traded in foreign markets ("foreign securities"). The Fund will not purchase a foreign security if, as a result, the Fund's total holdings of foreign securities would exceed 50% of the Fund's total assets.


          Foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or governmental issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations. In addition, the remedies of the Fund may be extremely limited if a foreign issuer defaults on its obligations.


          The Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

          Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Changes in the value relative to the U.S. dollar of a foreign currency in which the Fund's holdings are denominated will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

          In addition, although part of the Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

COMMON STOCKS
-------------


          The Fund may invest up to 10% of its total assets in common stocks, usually as a result of warrants associated with debt instruments purchased by the Fund, but also under certain circumstances to seek capital appreciation. Common stocks, like other equity securities, offer greater potential for long-term growth but are more risky than some other forms of investment.

                         THE FUND'S INVESTMENT ADVISER


          The Fund's investment adviser is Loomis Sayles, One Financial Center, Boston, Massachusetts 02111. Founded in 1926, Loomis Sayles is one of the country's oldest and largest investment firms. Loomis Sayles's sole general partner is indirectly owned by New England Investment Companies, L.P., a publicly traded limited partnership whose sole general partner is indirectly owned by Metropolitan Life Insurance Company.


          In addition to selecting and reviewing the Fund's investments, Loomis Sayles provides executive and other personnel for the management of the Fund. The Board of Trustees supervises Loomis Sayles's conduct of the affairs of the Fund.

          The portfolio manager for the Fund since its inception has been Daniel
J. Fuss, who has been with Loomis Sayles since 1976 and is head of the Fixed Income Management Group. Mr. Fuss is an Executive Vice President of Loomis Sayles.



                                 FUND EXPENSES


          The Fund pays Loomis Sayles a monthly investment advisory fee. This fee is paid at the annual rate of .60% of the Fund's average weekly net assets.

          In addition to the investment advisory fee, the Fund pays all expenses not expressly assumed by Loomis Sayles, including taxes, brokerage commissions, fees of the Fund's custodian, independent accountants and legal counsel and fees of the Trustees who are not directors, officers or employees of Loomis Sayles or its affiliated companies.

          Loomis Sayles has voluntarily undertaken for an indefinite period to waive its fees and, to the extent necessary, to bear other Fund expenses in order to limit the Fund's annualized total operating expenses to .75% of average annual net assets.

                             PORTFOLIO TRANSACTIONS

          Loomis Sayles selects brokers and dealers to execute portfolio transactions for the Fund. Portfolio turnover considerations will not limit Loomis Sayles's investment discretion in managing the Fund's assets. Although it is impossible to predict with certainty, it is expected that the Fund's portfolio turnover rate for its first full fiscal year will not exceed 35%.
The Fund anticipates that its portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may involve higher costs such as higher brokerage commissions and higher levels of taxable gains. See "Dividends, Capital Gain Distributions and Taxes" for information on the tax consequences of investing in the Fund.

                             HOW TO PURCHASE SHARES


          You may make an initial purchase of shares of the Fund by submitting a completed application form and payment to Loomis Sayles.

          The minimum initial investment in the Fund is $3,000,000. Subsequent investments must be at least $50,000. The Trust reserves the right to waive these minimums in its sole discretion.


          Shares of the Fund may be purchased by exchange of (i) cash, (ii) securities on deposit with a custodian acceptable to Loomis Sayles or (iii) a combination of such securities and cash. Purchase of shares of the Fund in exchange for securities is subject in each case to the determination by Loomis Sayles that the securities to be exchanged are acceptable for purchase by the Fund. Securities accepted by Loomis Sayles in exchange for Fund shares will be valued in the same manner as the Fund's assets, as described below, as of the time of the Fund's next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes would be realized upon the exchange by an investor that is subject to federal income taxation, depending upon the investor's basis in the securities tendered. A shareholder who wishes to purchase shares by exchanging securities should obtain instructions by calling
(617) 482-2450.


          Loomis Sayles will not approve the acceptance of securities in exchange for shares of the Fund unless (1) Loomis Sayles, in its sole discretion, believes the securities are appropriate investments for the Fund;
(2) the investor represents and agrees that all securities offered to the Fund can be resold by the Fund without restriction under the Securities Act or otherwise; and (3) the securities are eligible to be acquired under the Fund's investment policies and restrictions. No investor owning 5% or more of the Fund's shares may purchase additional Fund shares by exchange of securities.

          Upon acceptance of your order, the Trust opens an account for you, applies the payment to the purchase of full and fractional Fund shares and mails a statement of the account confirming the transaction. After an account has been established, you may send subsequent investments at any time.


          The Trust reserves the right to reject any purchase order for any reason which the Trust in its sole discretion deems appropriate. Although the Trust does not anticipate that it will do so, the Trust reserves the right to suspend or change the terms of the offering of its shares.


          The price you pay will be the per share net asset value next calculated after a proper investment order is received by the Trust. Shares of the Fund are sold without any sales charge. The net asset value of the Fund's shares is calculated by dividing the Fund's net assets by the number of shares outstanding. Net asset value is calculated at least weekly and as of the close of the New York Stock Exchange (the "Exchange") on each day on which an order for purchase or redemption of Fund shares is received and on which the Exchange is open for unrestricted trading. Portfolio securities are valued at their market value as more fully described in the Statement of Additional Information.

                              HOW TO REDEEM SHARES



          You can redeem your shares by sending a written request to the Trust.

          The written request must include the name of the Fund, your account number, the exact name(s) in which your shares are registered, and the number of shares or the dollar amount to be redeemed. All owners of the shares must sign the written request in the exact names in which the shares are registered and should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity).

          The redemption price will be the net asset value per share next determined after the written redemption request and any necessary special documentation are received by the Trust in proper form.


          Proceeds resulting from a written redemption request will normally be mailed to you within seven days after receipt of your request in good order. If you purchased your shares by check and your check was deposited less than fifteen days prior to the redemption request, the Trust may withhold redemption proceeds until your check has cleared.

          Redemption proceeds may be made in money or in kind, or partly in money and partly in kind, as determined by the Trust.

          The Fund may suspend the right of redemption and may postpone payment for more than seven days when the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.


                               OTHER INFORMATION


          The Board of Trustees may, without shareholder approval, divide the Trust's shares of beneficial interest into multiple series. The Trust is currently divided into nine series, including the Fund, the other publicly-offered funds listed on the cover of this Prospectus, and two other funds, Loomis Sayles Convertible Bond Fund and Loomis Sayles Mortgage Securities Fund, shares of which are not presently being publicly offered.


          As of November 7, 1996, Frederic C. Hamilton may be deemed to control the Fund because he possessed, directly or indirectly, beneficial ownership of more than 25% of the Fund's shares.

                DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

          Because the Fund is designed primarily for tax-exempt investors such as pension plans, endowments and foundations, the Fund is not managed with a view to reducing taxes. The Fund pays any net investment income to shareholders as dividends annually in December. The Fund also distributes all of its net realized capital gains after applying any capital loss carryovers. Any capital gain distributions are normally made annually in December, but may, to the extent permitted by law, be made more frequently as deemed advisable by the Trustees. The Trustees may change the frequency with which the Fund declares or pays dividends.

          Your dividends and capital gain distributions will automatically be reinvested in additional shares of the Fund on the payment date unless you have elected to receive cash. Dividends and capital gain distributions will be taxed as described below whether received in cash or in additional shares.


          The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. As such, so long as the Fund distributes substantially all its net investment income and net realized capital gains to its shareholders on a current basis, the Fund itself does not pay any federal income or excise tax. The Fund intends to make sufficient distributions to be relieved of federal taxes.

          Income dividends and short-term capital gain distributions are treated as ordinary income to you whether distributed in cash or additional shares. Long-term capital gain distributions are treated as long-term capital gains to you whether distributed in cash or additional shares and regardless of how long you have held your shares. However, any loss recognized by you on the taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distribution you received with respect to the shares.

          The Fund is required to withhold 31% of redemption proceeds, income dividends and capital gain distributions it pays to you (1) if you do not provide a correct, certified taxpayer identification number, (2) if the Fund is notified that you have underreported income in the past, or (3) if you fail to certify to the Fund that you are not subject to such withholding.

          In January of each year, the Trust will send you a statement showing the federal tax status of dividends and distributions paid to you during the preceding year.

          The foregoing summarizes certain U.S. federal income tax consequences of investing in the Fund. Before investing, you should consult your own tax adviser for more information concerning the federal, state and local tax consequences of investing in, redeeming or exchanging Fund shares.


TRANSFER AND DIVIDEND                         INVESTMENT ADVISER
PAYING AGENT AND                              Loomis, Sayles & Company, L.P.
CUSTODIAN OF ASSETS                           One Financial Center
State Street Bank and Trust Company           Boston, Massachusetts  02111
Boston, Massachusetts 02102

                                                                      APPENDIX A

                    DESCRIPTION OF BOND RATINGS ASSIGNED BY
                            STANDARD & POOR'S AND
                        MOODY'S INVESTORS SERVICE, INC.


STANDARD & POOR'S
-----------------

                                      AAA

This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                                       AA

Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                                       A

Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                                      BBB

Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

                                 BB, B, CCC, CC

Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                       C

The rating C is reserved for income bonds on which no interest is being paid.

                                       D

Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.


Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC.
-------------------------------

                                      Aaa

Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

Bonds that are rated Aa are judged to be high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there are other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

                                       A

Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

                                      Baa

Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

                                       Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                       B

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                      Caa

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                       Ca

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                       C

Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

          1.   An application for rating was not received or accepted.

          2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

          3. There is lack of essential data pertaining to the issue or issuer.

          4. The issue was privately placed in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designed by the symbols Aa1, A1, Baa1, Ba1 and B1, and those with the weakest investment attributes are designated by the symbols Aa3, A3, Baa3, Ba3 and B3.

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+INFORMATION CONTAINED HEREIN PERTAINING TO THE FUND IS SUBJECT TO COMPLETION + +OR AMENDMENT. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE + +SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF SECURITIES OF + +THE FUND IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE + +UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF +
+ANY SUCH STATE.                                                               +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++



                        LOOMIS SAYLES INVESTMENT TRUST

                     LOOMIS SAYLES CORE FIXED INCOME FUND

                             ONE FINANCIAL CENTER
                         BOSTON, MASSACHUSETTS  02111
                                (617) 482-2450


                                  PROSPECTUS
                                ______ __, 1996


     The Loomis Sayles Investment Trust (the "Trust") is a group of nine mutual funds including the Loomis Sayles Core Fixed Income Fund (the "Fund"). The other series which are publicly offered by the Trust and are described in separate prospectuses are:

                 Loomis Sayles California Tax-Free Income Fund
                        Loomis Sayles Core Growth Fund
                        Loomis Sayles Fixed Income Fund
                  Loomis Sayles High Yield Fixed Income Fund
             Loomis Sayles Intermediate Duration Fixed Income Fund
               Loomis Sayles Investment Grade Fixed Income Fund





     Except for the California Tax-Free Income Fund, the funds are designed specifically for tax-exempt investors such as pension plans, endowments and foundations, although other institutions and high net-worth individuals are eligible to invest. Each of the funds is separately managed and has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of each of the funds.


     This Prospectus concisely describes the information that you should know before investing in the Fund. Please read it carefully and keep it for future reference. A Statement of Additional Information dated ________, 1996 is available free of charge; to obtain a free copy or to make any inquiries about the Fund write to Loomis Sayles Investment Trust, One Financial Center, Boston, Massachusetts 02111 or telephone (617) 482-2450. The Statement of Additional Information, which contains more detailed information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE TRANSFERRED OR RESOLD UNLESS SO REGISTERED OR EXEMPT THEREFROM. HOWEVER, THE SECURITIES ARE REDEEMABLE AS DESCRIBED IN THIS PROSPECTUS. IN CERTAIN CASES INVESTORS MAY BE REDEEMED "IN KIND" AND RECEIVE PORTFOLIO SECURITIES HELD BY THE FUND IN LIEU OF CASH UPON REDEMPTION. IN SUCH CASE, AN INVESTOR WILL INCUR COSTS WHEN THE INVESTOR SELLS THE SECURITIES DISTRIBUTED.

                               TABLE OF CONTENTS


SUMMARY OF EXPENSES............................................  -3-

PRIOR PERFORMANCE..............................................  -4-

THE TRUST......................................................  -5-

INVESTMENT OBJECTIVE AND POLICIES..............................  -5-

MORE INFORMATION ABOUT THE FUND'S INVESTMENTS..................  -6-

THE FUND'S INVESTMENT ADVISER..................................  -9-

FUND EXPENSES..................................................  -9-

PORTFOLIO TRANSACTIONS.........................................  -9-

HOW TO PURCHASE SHARES.........................................  -9-

HOW TO REDEEM SHARES...........................................  -10-

OTHER INFORMATION..............................................  -11-

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES................  -11-

                              SUMMARY OF EXPENSES


     The following information is provided to assist you in understanding the various costs and expenses that, as an investor in the Fund, you will bear directly or indirectly. The information is based on estimated annualized expenses for the Fund's first fiscal year. The information below should not be considered a representation of past or future expenses, as actual expenses may be greater or less than those shown. Also, the assumed 5% annual return in the example should not be considered a representation of investment performance, as actual performance will depend upon the actual investment results of securities held in the Fund's portfolio.


     Shareholder Transaction Expenses:
      Maximum Sales Load Imposed on

      Purchases (as a percentage of offering price)    none
      Maximum Sales Load Imposed on

      Reinvested Dividends (as a percentage of
      offering price)                                  none
      Deferred Sales Load (as a

      percentage of original
      purchase price or redemption
      proceeds as applicable)                          none

      Redemption Fees (as a percentage
      of amount redeemed)                              none
      Exchange Fees                                    none

     Annual Operating Expenses After

      Expense Reimbursement (as a
      percentage of net assets)/1/:

      Management Fees                                  .50%

      12b-1 fees                                       none
       Other Operating Expenses                        .15%
       Total Operating Expenses                        .65%

     Example
      You would pay the following
      expenses on a $1,000 investment
      assuming a 5% annual return
      (with or without a redemption at
      the end of each time period):


      One Year                                            $7

      Three Years                                         $21

______________________________

/1/ Loomis Sayles has voluntarily undertaken for an indefinite period to limit the Fund's total operating expenses to the percentage of net assets shown above. In the absence of the voluntary expense limitation, estimated Management Fees, Other Operating Expenses and Total Operating Expenses for the Fund's first fiscal year would have been .50%, .66% and 1.16%, respectively.

                           PRIOR PERFORMANCE


     (For a share of the Fund outstanding throughout the indicated periods)


     The information presented below relates to periods prior to the effectiveness of the Fund's registration statement under the Securities Act of 1933, as amended. The information presented below for the six months ended June 30, 1996 is unaudited. The following information should be read in conjunction with the financial statements and the notes thereto contained in the Fund's 1996 Semiannual Report, which is incorporated by reference in this Prospectus and the Statement of Additional Information.

                                                                  April 24* to
                                                                  June 30,
                                                                1996 (Unaudited)
                                                                ----------------

Net asset value, beginning of period.......................          $10.00

Income from investment operations -
     Net investment income.................................            0.11
     Net realized and unrealized gain on investments.......           (0.05)
      Total from investment operations.....................            0.06

Net asset value, end of period.............................          $10.06

Total return (%)...........................................             .58
Net assets, end of period (000)............................          $4,417
Ratio of operating expenses to average net assets (%)......            0.65**
Ratio of net investment income to average net assets (%)...            5.77
Portfolio turnover rate (%)................................            10.0
Without giving effect to the voluntary expense limitations:
The ratio of operating expenses to average net assets
would have been (%)........................................            1.27**
The net income per share would have been...................          $ 0.09


* Commencement of operations.
**Annualized.



     Further information about the performance of the Fund is contained in the Fund's semiannual report to shareholders, which may be obtained without charge by writing or telephoning the Trust at the address and telephone number stated on the cover of this Prospectus.

                                   THE TRUST


     The Fund is a series of the Trust. The other series are the Loomis Sayles California Tax-Free Income Fund, the Loomis Sayles Convertible Bond Fund, the Loomis Sayles Core Growth Fund, the Loomis Sayles Fixed Income Fund, the Loomis Sayles High Yield Fixed Income Fund, the Loomis Sayles Intermediate Duration Fixed Income Fund, the Loomis Sayles Investment Grade Fixed Income Fund and the Loomis Sayles Mortgage Securities Fund. The Trust is a diversified open-end management investment company which was organized as a Massachusetts business trust on December 23, 1993. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series. Shares are freely transferable and entitle shareholders to receive dividends as determined by the Trust's board of trustees (the "Trustees") and to cast a vote for each share held (with fractional votes for each fractional share held) at shareholder meetings. The Trust does not generally hold shareholder meetings and will do so only when required by law. Shareholders may call meetings to consider removal of the Trustees.

                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is high total return through a combination of current income and capital appreciation.

     The Fund seeks to attain its objective by investing its assets primarily in fixed income securities issued or guaranteed by the U.S. Government or its agencies, certain types of mortgage-related and asset-backed securities, and investment grade corporate and sovereign debt obligations. All securities will be denominated in U.S. dollars.


     U.S. Government Securities will include obligations issued or guaranteed by the U.S. Government or its authorities, agencies or instrumentalities and certificates representing undivided interests in the interest or principal of U.S. Treasury Securities. U.S. Government Securities will be held for the purpose of maintaining high average portfolio quality, providing sufficient liquidity and controlling interest rate exposure.


     The Fund normally will maintain a significant portion of its assets provide a high level of current income. Corporate and sovereign debt securities will be rated at least investment grade by both Standard & Poor's (BBB-) and Moody's Investor Service, Inc. (Baa3), or if unrated, determined to be of comparable quality by Loomis Sayles. In order to attain capital appreciation, the Fund seeks to identify and select those corporate and sovereign debt obligations undergoing credit improvement which is likely to result in a credit rating upgrade. In the event, however, that the credit rating of a security held by the Fund falls below investment grade (or, in the case of unrated securities, Loomis Sayles determines that the quality of such security has deteriorated below investment grade), the Fund will not be obligated to dispose of such security and may continue to hold such security, if in the opinion of Loomis Sayles, such investment is considered appropriate in the circumstances. Collateralized mortgage obligations ("CMOs") will be limited to those with CMO market risk ratings of V-1 to V-4 from Fitch Investors Service, L.P. ("Fitch"), or CMOs unrated by Fitch determined by Loomis Sayles to be of comparable volatility.



     Some of the Fund's investment restrictions are "fundamental" and cannot be changed without a majority vote of the Fund's shareholders. Such restrictions include: (1) a restriction prohibiting the Fund from making loans; (2) a restriction prohibiting the Fund from purchasing a security (other than U.S. Government Securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry; (3) a restriction prohibiting the Fund from borrowing money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, and from borrowing any money except as a temporary measure for extraordinary or emergency purposes; and (4) a restriction prohibiting the Fund from purchasing any illiquid security including a security that is not readily marketable if, as a result, more than 15% of the Fund's net assets based on current value would then be invested in such security. For additional investment restrictions, see the Statement of Additional Information.

     Although authorized to invest in restricted securities, the Fund, as a matter of nonfundamental operating policy, currently does not intend to invest in such securities, other than Rule 144A securities. Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trustees, that the particular issue of Rule 144A securities is liquid.


     The investment objective of the Fund is "fundamental" and cannot be changed without a majority vote of the Fund's shareholders. All investment policies other than those that are identified as "fundamental" may be changed by the Trustees without a vote of the Fund's shareholders.

                 MORE INFORMATION ABOUT THE FUND'S INVESTMENTS


     The net asset value of the Fund's shares will vary as a result of changes in the value of securities in the Fund's portfolio. The following describes the types of securities in which the Fund will principally invest and the risks associated with them. Additional information about the Fund's investment practices can be found in the Statement of Additional Information.

FIXED INCOME SECURITIES
-----------------------


     The Fund may invest in fixed income securities of any maturity. Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of foreign and domestic private issuers. Because interest rates vary, it is impossible to predict the income of the Fund for any particular period.

     Fixed income securities are subject to market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments of principal and interest. Generally, the longer the maturity of a fixed income security, the greater the fluctuations in its value because of market and credit risk.

U.S. GOVERNMENT SECURITIES
--------------------------

     U.S. Government Securities have different kinds of government support. For example, some U.S. Government Securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government Securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States.


     Although U.S. Government Securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government Securities will fluctuate as interest rates change. Thus, for example, the value of an investment in U.S. Government Securities may fall during times of rising interest rates. Yields on U.S. Government Securities tend to be lower than those of other fixed income securities of comparable maturities.


     Some U.S. Government Securities, such as Government National Mortgage Association Certificates, are known as "mortgage-backed" securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Interest and principal payments on the mortgages underlying mortgage-backed U.S. Government Securities are passed through to the holders of the security. If the Fund purchases mortgage-backed securities at a discount or a premium, the Fund will recognize a gain or loss when the payments of principal, through prepayment or otherwise, are passed through to the Fund and, if the payment occurs in a period of falling interest rates, the Fund may not be able to reinvest the payment at as favorable an interest rate. As a result of these principal prepayment features, mortgage-backed securities are generally more volatile investments than many other fixed income securities. See "Collateralized Mortgage obligations" below for additional information regarding the risks associated with mortgage-backed securities.


     In addition to investing directly in U.S. Government Securities, the Fund may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Treasury securities. These investment instruments may be highly volatile.

ZERO COUPON SECURITIES
----------------------


     The Fund may invest in "zero coupon" fixed income securities. These securities accrue interest at a specified rate, but do not pay interest in cash on a current basis. The Fund is required to distribute the income on zero coupon securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus the Fund may be forced to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities is generally more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity.

COLLATERALIZED MORTGAGE OBLIGATIONS
-----------------------------------


     The Fund may invest in collateralized mortgage obligations ("CMOs"). A CMO is a limited recourse security backed by a portfolio of mortgages or, more typically, by mortgage-backed securities held under an indenture. CMOs may be issued by instrumentalities of the U.S. Government or by non-governmental entities. The issuer's obligation to make interest and principal payments is derived from and secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal payments on the underlying collateral or a combination thereof. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, the early retirement of a particular class or series of CMOs held by the Fund could involve the loss of any premium the Fund paid when it acquired the investment and could result in the Fund's reinvesting the proceeds at a lower interest rate than the interest rate paid by the retired CMO. Because of the early retirement feature, CMOs may be more volatile than many other fixed income investments. in addition, slower than anticipated prepayments on the underlying mortgages can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities. The Fund will invest only in CMOs with Fitch ratings of V-4 or better, or in CMOs unrated by Fitch that are determined by Loomis Sayles to be of comparable volatility. Even CMOs with ratings reflecting the lowest market risk are likely to experience losses in the event of adverse changes in market conditions.


 COMMERCIAL MORTGAGE-BACKED SECURITIES


     The Fund may invest in commercial mortgage-backed securities. Commercial mortgage-backed securities are securities that represent an interest in, or are secured by, mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals, and senior living centers. The commercial mortgage-backed securities market is newer and in terms of total outstanding principal amount of issues is relatively small compared to the total size of the market for residential mortgage-backed securities.

     Commercial mortgage-backed securities are generally structured similarly to pass-through securities or to CMOs, although other structures are possible. They may pay fixed or adjustable rates of interest. Commercial mortgage-backed securities have been issued in public or private transactions by a variety of public and private issuers.

     The commercial mortgage loans that underlie commercial mortgage-backed securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. Commercial mortgage loans also tend to have shorter maturities than residential mortgage loans, and may not be fully amortizing, meaning that they have a significant principal balance, or "balloon" payment, due on maturity. Assets underlying commercial mortgage-backed securities may relate only to a few properties or a single property. The risk involved in single property financings is highly concentrated. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. At the same time, commercial mortgage-backed securities may have a lower prepayment risk than residential mortgage-backed securities, because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-backed securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans.

WHEN-ISSUED SECURITIES
----------------------


     The Fund may purchase securities on a "when-issued" basis. This means that the Fund will enter into a commitment to buy the security before the has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is issued. If the value of the security being purchased falls between the time the Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually held in its portfolio at the time. When the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other comparable securities at the time of delivery. If the Fund has outstanding obligations to buy when-issued securities, it will maintain liquid assets in a segregated account at its custodian bank in an amount sufficient to satisfy these obligations.

FOREIGN SECURITIES
------------------


     The Fund may invest in dollar-denominated securities of issuers organized or headquartered outside the United States ("foreign securities"). The Fund will not purchase a foreign security (for purposes of this limitation securities of Canadian issuers publicly traded in the United States will not be treated as foreign securities) if, as a result, the Fund's total holdings of foreign securities would exceed 20% of the Fund's total assets. The Fund's portfolio securities will principally trade on U.S. exchanges or will be purchased and sold in U.S. markets.


     Foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or governmental issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations. The remedies of the Fund may be extremely limited if a foreign issuer defaults on its obligations. In addition, the operations and results of foreign issuers and domestic issuers with operations abroad may be affected by currency exchange rate fluctuations or exchange control regulations.


     The Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

                         THE FUND'S INVESTMENT ADVISER


     The Fund's investment adviser is Loomis Sayles, One Financial Center, Boston, Massachusetts 02111. Founded in 1926, Loomis Sayles is one of the country's oldest and largest investment firms. Loomis Sayles's sole general partner is indirectly owned by New England Investment Companies, L.P., a publicly traded limited partnership whose sole general partner is indirectly owned by Metropolitan Life Insurance Company.


     In addition to selecting and reviewing the Fund's investments, Loomis Sayles provides executive and other personnel for the management of the Fund. The Board of Trustees supervises Loomis Sayles's conduct of the affairs of the Fund.

     The portfolio manager for the Fund will be William F. Camp. Mr. Camp is a Vice President of Loomis Sayles and joined the firm in 1995. Previously, Mr. Camp worked as a portfolio manager in the pension department of Kmart Corporation.


                                 FUND EXPENSES


     The Fund pays Loomis Sayles a monthly investment advisory fee. This fee is paid at the annual rate of .50% of the Fund's average weekly net assets.

     In addition to the investment advisory fee, the Fund pays all expenses not expressly assumed by Loomis Sayles, including taxes, brokerage commissions, fees of the Fund's custodian, independent accountants and legal counsel and fees of the Trustees who are not directors, officers or employees of Loomis Sayles or its affiliated companies.


     Loomis Sayles has voluntarily undertaken for an indefinite period to waive its fees and, to the extent necessary, to bear other Fund expenses in order to limit the Fund's annualized total operating expenses to .65% of average annual net assets.

                          PORTFOLIO TRANSACTIONS


     Loomis Sayles selects brokers and dealers to execute portfolio transactions for the Fund. Portfolio turnover considerations will not limit Loomis Sayles's investment discretion in managing the Fund's assets. Although it is impossible to predict with certainty, it is expected that the Fund's portfolio turnover rate for its first full fiscal year will not exceed 75%. The Fund anticipates that its portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may involve higher costs such as higher brokerage commissions and higher levels of taxable gains. See "Dividends, Capital Gain Distributions and Taxes" for information on the tax consequences of investing in the Fund.

                             HOW TO PURCHASE SHARES


     You may make an initial purchase of shares of the Fund by submitting a completed application form and payment to Loomis Sayles.

     The minimum initial investment in the Fund is $1 million. Subsequent investments must be at least $50,000. The Trust reserves the right to waive these minimums in its sole discretion.

     Shares of the Fund may be purchased by exchange of (i) cash, (ii) securities on deposit with a custodian acceptable to Loomis Sayles or (iii) a combination of such securities and cash. Purchase of shares of the Fund in exchange for securities is subject in each case to the determination by Loomis Sayles that the securities to be exchanged are acceptable for purchase by the Fund. Securities accepted by Loomis Sayles in exchange for Fund shares will be valued in the same manner as the Fund's assets, as described below, as of the time of the Fund's next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes would be realized upon the exchange by an investor that is subject to federal income taxation, depending upon the investor's basis in the securities tendered. A shareholder who wishes to purchase shares by exchanging securities should obtain instructions by calling (617) 482-2450.

     Loomis Sayles will not approve the acceptance of securities in exchange for shares of the Fund unless (1) Loomis Sayles, in its sole discretion, believes the securities are appropriate investments for the Fund; (2) the investor represents and agrees that all securities offered to the Fund can be resold by the Fund without restriction under the Securities Act or otherwise; and (3) the securities are eligible to be acquired under the Fund's investment policies and restrictions. No investor owning 5% or more of the Fund's shares may purchase additional Fund shares by the exchange of securities.

     Upon acceptance of your order, the Trust opens an account for you, applies the payment to the purchase of full and fractional Fund shares and mails a statement of the account confirming the transaction. After an account has been established, you may send subsequent investments at any time.


     The Trust reserves the right to reject any purchase order for any reason which the Trust in its sole discretion deems appropriate. Although the Trust does not anticipate that it will do so, the Trust reserves the right to suspend or change the terms of the offering of its shares.


     The price you pay will be the per share net asset value next calculated after a proper investment order is received by the Trust. Shares of the Fund are sold without any sales charge. The net asset value of the Fund's shares is calculated by dividing the Fund's net assets by the number of shares outstanding. The Fund intends to calculate net asset value daily and as of the close of the New York Stock Exchange (the "Exchange") on each day on which an order for purchase or redemption of Fund shares is received and on which the Exchange is open for unrestricted trading. Portfolio securities are valued at their market value as more fully described in the Statement of Additional Information.
                              HOW TO REDEEM SHARES




     You can redeem your shares by sending a written request to the Trust.

     The written request must include the name of the Fund, your account number, the exact name(s) in which your shares are registered, and the number of shares or the dollar amount to be redeemed. All owners of the shares must sign the written request in the exact names in which the shares are registered and should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity).

     The redemption price will be the net asset value per share next determined after the written redemption request and any necessary special documentation are received by the Trust in proper form.

     Proceeds resulting from a written redemption request will normally be mailed to you within seven days after receipt of your request in good order. If you purchased your shares by check and your check was deposited less than fifteen days prior to the redemption request, the Trust may withhold redemption proceeds until your check has cleared.

     Redemption proceeds may be made in money or in kind, or partly in money and partly in kind, as determined by the Trust.

     The Fund may suspend the right of redemption and may postpone payment for more than seven days when the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.


                               OTHER INFORMATION


     The Board of Trustees may, without shareholder approval, divide the Trust's shares of beneficial interest into multiple series. The Trust is currently divided into nine series, including the fund, the other publicly-offered funds listed on the cover of this Prospectus, and two other funds, Loomis Sayles Convertible Bond Fund and Loomis Sayles Mortgage Securities Fund, shares of which are not presently being publicly offered.


     As of November 7, 1996, Asbestos Workers Local #84 Pension Plan may be deemed to control the Fund because it possessed beneficial ownership, directly or indirectly, of more than 25% of the Fund's shares.

                DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

     Because the Fund is designed primarily for tax-exempt investors such as pension plans, endowments and foundations, the Fund is not managed with a view to reducing taxes. The Fund pays any net investment income to shareholders as dividends annually. The Fund also distributes all of its net realized capital gains after applying any capital loss carryovers. Any capital gain distributions are normally made annually in December, but may, to the extent permitted by law, be made more frequently as deemed advisable by the Trustees. The Trustees may change the frequency with which the Fund declares or pays dividends.

     Your dividends and capital gain distributions will automatically be reinvested in additional shares of the Fund on the payment date unless you have elected to receive cash. Dividends and capital gain distributions will be taxed as described below whether received in cash or in additional shares.

     The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. As such, so long as the Fund distributes all its net investment income and net realized capital gains to its shareholders on a current basis, the Fund itself does not pay any federal income or excise tax. The Fund intends to make sufficient distributions to be relieved of federal taxes.

     Income dividends and short-term capital gain distributions are treated as ordinary income to you whether distributed in cash or additional shares. Long-term capital gain distributions are treated as long-term capital gains to you whether distributed in cash or additional shares and regardless of how long you have held your shares. However, any loss recognized by you on the taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distribution you received with respect to the shares.

     The Fund is required to withhold 31% of redemption proceeds, income dividends and capital gain distributions it pays to you (1) if you do not provide a correct, certified taxpayer identification number, (2) if the Fund is notified that you have underreported income in the past, or (3) if you fail to certify to the Fund that you are not subject to such withholding.

     In January of each year, the Trust will send you a statement showing the federal tax status of dividends and distributions paid to you during the preceding year.

     The foregoing summarizes certain U.S. federal income tax consequences of investing in the Fund. Before investing, you should consult your own tax adviser for more information concerning the federal, state and local tax consequences of investing in, redeeming or exchanging Fund shares.


  TRANSFER AND DIVIDEND                       INVESTMENT ADVISER
  PAYING AGENT AND                            Loomis, Sayles & Company, L.P.
  CUSTODIAN OF ASSETS                         One Financial Center
  State Street Bank And Trust Company         Boston, Massachusetts  02111
  Boston, Massachusetts 02102

                                                                      APPENDIX A

                      DESCRIPTION OF BOND RATINGS ASSIGNED

                          BY STANDARD & POOR'S AND
                        MOODY'S INVESTORS SERVICE, INC.


STANDARD & POOR'S
-----------------

                                      AAA

This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                                      AA

Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                                       A

Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                                      BBB

Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

                                BB, B, CCC, CC

Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                       C

The rating C is reserved for income bonds on which no interest is being paid.

                                       D

Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.


Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC.
-------------------------------

                                      Aaa


Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there are other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

                                       A

Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

                                      Baa

Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

                                       Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                       B

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                      Caa

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                       Ca

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                       C

Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

     1.             An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

     3. There is lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designed by the symbols Aa1, A1, Baa1, Ba1 and B1, and those with the weakest investment attributes are designated by the symbols Aa3, A3, Baa3, Ba3 and B3.

                                                                      APPENDIX B
                                 DESCRIPTION OF
                              FITCH CMO V-RATINGS

A Fitch CMO market risk rating is an opinion as to the relative sensitivity of a security's price and cash flows to changes in interest rates and, where relevant, other market conditions. INVESTORS SHOULD UNDERSTAND THAT SECURITIES WITH RATINGS REFLECTING EVEN THE LOWEST MARKET RISK ARE LIKELY TO EXPERIENCE LOSSES IN THE EVENT OF ADVERSE CHANGES IN MARKET CONDITIONS. Fitch's market risk ratings are based on information provided to Fitch by sources deemed to be reliable, however, Fitch does not verify the accuracy of this underlying information. These ratings do not constitute recommendations to purchase, sell or hold any securities, as they do not comment on the adequacy of market prices or the suitability of any security for any investor.

V-Rating            Representative Distribution                  Description
--------            ---------------------------                  -----------
V-1                 PAC classes with wide prepayment             Market Risk:  Low
                    collars, short duration floaters and
V-2                 short duration sequential.                   Securities rated V-1 and V-2 perform
                                                                 consistently across a range of interest rate
                                                                 scenarios.  These securities exhibit interest
                                                                 rate risk comparable to short duration
                                                                 treasuries (1-5 years).


V-3                 Medium duration Floater, Short               Market Risk:  Moderate
                    duration TAC, Short duration PAC II,
V-4                 Long duration PAC I.                         Securities rated V-3 and V-4 have relatively
                                                                 consistent performance across a range of
                                                                 interest rate scenarios.  These securities
                                                                 experience interest rate risk comparable to
                                                                 long duration treasuries (10-30 years).



V-5                 PAC classes with narrow collars,             Market Risk:  Moderate to High
                    support classes, accrual bonds and
V-6                 short duration IO's and PO's, Z              Securities rated V-5, V-6 and V-7 experienc
                    bond's.                                      significant variations in performance
V-7                                                              across a range of interest rate scenarios.
                                                                 These securities have substantial excess
                                                                 interest rate risk and in many instances
                                                                 exhibit negative convexity.  Z bond's with
                                                                 durations comparable to treasury
                                                                 zero-coupon issues also fall in this range.

V-8                 Leveraged inverse floaters, long             Market Risk:  High to Speculative
                    duration IO's and PO's, super PO's,
V-9                 jump Zs.                                     Securities rated V-8, V-9 and V-10 experience
                                                                 sharp, severe variations in performance
V-10                                                             across a range of interest rate scenarios.
                                                                 These securities exhibit risk characteristics
                                                                 such as extreme negative convexity,
                                                                 significant sensitivity to the direction of
                                                                 interest rate movements, and highly leveraged
                                                                 sensitivity to interest rate indices.

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+INFORMATION CONTAINED HEREIN PERTAINING TO THE FUND IS SUBJECT TO COMPLETION + +OR AMENDMENT. THIS PROSPECTUS SHALL NOT TO CONSTITUTE AN OFFER TO SELL OR THE + +SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF SECURITIES OF + +THE FUND IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE + +UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF +
+ANY SUCH STATE.                                                               +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++


                       LOOMIS SAYLES INVESTMENT TRUST

             LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND

                             ONE FINANCIAL CENTER
                         BOSTON, MASSACHUSETTS  02111
                                (617) 482-2450


                                PROSPECTUS


                               _______ __, 1996


     The Loomis Sayles Investment Trust (the "Trust") is a group of nine mutual funds including the Loomis Sayles Intermediate Duration Fixed Income Fund (the "Fund"). The other series which are publicly offered by the Trust and are described in separate prospectuses are:

                 Loomis Sayles California Tax-Free Income Fund


                   Loomis Sayles Core Fixed Income Fund
                        Loomis Sayles Core Growth Fund
                        Loomis Sayles Fixed Income Fund
                  Loomis Sayles High Yield Fixed Income Fund
               Loomis Sayles Investment Grade Fixed Income Fund





     Except for the California Tax-Free Income Fund, the funds are designed specifically for tax-exempt investors such as pension plans, endowments and foundations, although other institutions and high net-worth individuals are eligible to invest. Each of the funds is separately managed and has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of each of the funds.


     This Prospectus concisely describes the information that you should know before investing in the Fund. Please read it carefully and keep it for future reference. A Statement of Additional Information dated ____ __, 1996, is available free of charge; to obtain a free copy or to make any inquiries about the Fund write to Loomis Sayles Investment Trust, One Financial Center, Boston, Massachusetts 02111 or telephone (617) 482-2450. The Statement of Additional Information, which contains more detailed information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE TRANSFERRED OR RESOLD UNLESS SO REGISTERED OR EXEMPT THEREFROM. HOWEVER, THE SECURITIES ARE REDEEMABLE AS DESCRIBED IN THIS PROSPECTUS. IN CERTAIN CASES INVESTORS MAY BE REDEEMED "IN KIND" AND RECEIVE PORTFOLIO SECURITIES HELD BY THE FUND IN LIEU OF CASH UPON REDEMPTION. IN SUCH CASE, AN INVESTOR WILL INCUR COSTS WHEN THE INVESTOR SELLS THE SECURITIES DISTRIBUTED.

                               TABLE OF CONTENTS


SUMMARY OF EXPENSES...................................................... -3-

THE TRUST................................................................ -4-

INVESTMENT OBJECTIVE AND POLICIES........................................ -4-

MORE INFORMATION ABOUT THE FUND'S INVESTMENTS............................ -5-

THE FUND'S INVESTMENT ADVISER............................................ -8-

FUND EXPENSES............................................................ -8-

PORTFOLIO TRANSACTIONS................................................... -8-

HOW TO PURCHASE SHARES................................................... -9-

HOW TO REDEEM SHARES..................................................... -9-

OTHER INFORMATION........................................................-10-

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES..........................-10-

                              SUMMARY OF EXPENSES


     The following information is provided to assist you in understanding the various costs and expenses that, as an investor in the Fund, you will bear directly or indirectly. The information is based on estimated annualized expenses for the Fund's first fiscal year. The information below should not be considered a representation of past or future expenses, as actual expenses may be greater or less than those shown. Also, the assumed 5% annual return in the example should not be considered a representation of investment performance, as actual performance will depend upon the actual investment results of securities held in the Fund's portfolio.

     Shareholder Transaction Expenses:
      Maximum Sales Load Imposed on

      Purchases (as a percentage of
      offering price)                                  none

     Maximum Sales Load Imposed on
      Reinvested Dividends (as a percentage
      of offering price)                               none

     Deferred Sales Load (as a percentage
      of original purchase price or redemption
      proceeds as applicable)                          none

     Redemption Fees (as a percentage of
      amount redeemed)                                 none
     Exchange Fees                                     none

     Annual Operating Expenses After
      Expense Reimbursement (as a
      percentage of net assets)/1/:
      Management Fees                                  .40%

       12b-1 Fees                                      none
       Other Operating Expenses                        .15%
       Total Operating Expenses                        .55%

     Example
      You would pay the following
      expenses on a $1,000 investment
      assuming a 5% annual return
      (with or without a redemption at
      the end of each time period):

      One Year                                         $ 6

      Three Years                                      $18

______________________________


/1/ Loomis Sayles has voluntarily undertaken for an indefinite period to limit the Fund's total operating expenses to the percentage of net assets shown above. In the absence of the voluntary expense limitation, estimated Management Fees, Other Operating Expenses and Total Operating Expenses for the Fund's first fiscal year would have been 40%,.72% and 1.12%, respectively.

                                   THE TRUST


     The Fund is a series of the Trust. The other series are the Loomis Sayles California Tax-Free Income Fund, the Loomis Sayles Convertible Bond Fund, the Loomis Sayles Core Fixed Income Fund, the Loomis Sayles Core Growth Fund, the Loomis Sayles Fixed Income Fund, the Loomis Sayles High Yield Fixed Income Fund, the Loomis Sayles Investment Grade Fixed Income Fund and the Loomis Sayles Mortgage Securities Fund. The Trust is a diversified open-end management investment company which was organized as a Massachusetts business trust on December 23, 1993. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series. Shares are freely transferable and entitle shareholders to receive dividends as determined by the Trust's board of trustees (the "Trustees") and to cast a vote for each share held (with fractional votes for each fractional share held) at shareholder meetings. The Trust does not generally hold shareholder meetings and will do so only when required by law. Shareholders may call meetings to consider removal of the Trustees.

                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is above-average total return through a combination of current income and capital appreciation. Although the Fund may invest in fixed income securities of any maturity, the weighted average duration of the Fund's portfolio will generally remain within a band of 2 to 5 years.
The concept of duration is described more fully below.


     The Fund will seek to achieve its objective by investing in a diversified portfolio of debt securities that may include corporate securities, securities issued or guaranteed by the U.S. Government, its authorities, agencies or instrumentalities and certificates representing undivided interests in the interest or principal of U.S. Treasury securities ("U.S. Government Securities"), "Yankee" securities (U.S. dollar-denominated debt issued by non-U.S. entities), convertible securities and certain types of mortgage-related and asset-backed securities. Collateralized mortgage obligations ("CMOs") will be limited to those with CMO market risk ratings of V-1 to V-4 from Fitch Investors Service, L.P. ("Fitch"), or CMOs unrated by Fitch that Loomis Sayles has determined to be of comparable volatility. All securities will be denominated in U.S. dollars.


     The Fund will purchase only securities rated at least Baa3 by Moody's or at least BBB- by Standard & Poor's, or, if unrated, determined to be of comparable quality by Loomis Sayles. Some or all of these securities may be "split-rated securities, " i.e., securities that have received an investment grade rating from one of the nationally recognized rating organizations but have also received a lower rating from the other nationally recognized rating organization. Split-rated securities may be subject to some of the risks described below under "Lower Rated Fixed Income Securities." In the event that the credit rating of a security held by the Fund falls below investment grade (or, in the case of an unrated security, Loomis Sayles determines that the quality of such security has deteriorated below investment grade), the Fund will not be obligated to dispose of such security and may continue to hold such security if, in the opinion of Loomis Sayles, such investment is appropriate in the circumstances.


     Some of the Fund's investment restrictions are "fundamental" and cannot be changed without a majority vote of the Fund's shareholders. Such restrictions include: (1) a restriction prohibiting the Fund from making loans; (2) a restriction prohibiting the Fund from purchasing a security (other than U.S. Government Securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry; (3) a restriction prohibiting the Fund from borrowing money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, and from borrowing any money except as a temporary measure for extraordinary or emergency purposes; and (4) a restriction prohibiting the Fund from purchasing any illiquid security including a security that is not readily marketable if, as a result, more than 15% of the Fund's net assets based on current value would then be invested in such security. For additional investment restrictions, see the Statement of Additional Information.


     Although authorized to invest in restricted securities, the Fund, as a matter of nonfundamental operating policy, currently does not intend to invest in such securities, other than Rule 144A securities. Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trustees, that the particular issue of Rule 144A securities is liquid.

     The investment objective of the Fund is "fundamental" and cannot be changed without a majority vote of the Fund's shareholders. All investment policies other than those that are identified as "fundamental" may be changed by the Trustees without a vote of the Fund's shareholders.


     Duration was developed as a more precise alternative to the concept of "term to maturity". Most debt obligations provide interest payments in addition to a final payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates. However, the term to maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In some cases, duration cannot be calculated with certainty because certain assumptions have to be factored into the calculation.

                 MORE INFORMATION ABOUT THE FUND'S INVESTMENTS

     The net asset value of the Fund's shares will vary as a result of changes in the value of securities in the Fund's portfolio. The following describes the types of securities in which the Fund will principally invest and the risks associated with them. Additional information about the Fund's investment practices can be found in the Statement of Additional Information.

FIXED INCOME SECURITIES
-----------------------


     The Fund may invest in fixed income securities of any maturity although the weighted average duration of its investments will generally remain within a band of 2 to 5 years. Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of foreign and domestic private issuers. Because interest rates vary, it is impossible to predict the income of the Fund for any particular period.


     Fixed income securities are subject to market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments of principal and interest. Generally, the longer the maturity of a fixed income security, the greater the fluctuations in its value because of market and credit risk.

U.S. GOVERNMENT SECURITIES
--------------------------

     U.S. Government Securities have different kinds of government support. For example, some U.S. Government Securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government Securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States.


     Although U.S. Government Securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government Securities will fluctuate as interest rates change. Thus, for example, the value of an investment in U.S. Government Securities may fall during times of rising interest rates. Yields on U.S. Government Securities tend to be lower than those of other fixed income securities of comparable maturities.


     Some U.S. Government Securities, such as Government National Mortgage Association Certificates, are known as "mortgage-backed" securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Interest and principal payments on the mortgages underlying mortgage-backed U.S. Government Securities are passed through to the holders of the security. If the Fund purchases mortgage-backed securities at a discount or a premium, the Fund will recognize a gain or loss when the payments of principal, through prepayment or otherwise, are passed through to the Fund and, if the payment occurs in a period of falling interest rates, the Fund may not be able to reinvest the payment at as favorable an interest rate. As a result of these principal prepayment features, mortgage-backed securities are generally more volatile investments than many other fixed income securities. See "Collateralized Mortgage obligations" below for additional information regarding the risks associated with mortgage-backed securities.


     In addition to investing directly in U.S. Government Securities, the Fund may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Treasury securities. These investment instruments may be highly volatile.

LOWER RATED FIXED INCOME SECURITIES
-----------------------------------


     The Fund may purchase split-rated securities, which may be subject to some of the risks associated with securities of below investment grade quality ("lower rated fixed income securities"), also known as "junk bonds". Lower rated fixed income securities generally provide higher yields, but are subject to greater credit and market risk than higher quality fixed income securities. Lower rated fixed income securities are considered speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the Fund's investment objective through investments in lower rated fixed income securities may be more dependent on Loomis Sayles's credit analysis than is the case with higher quality bonds. The market for lower rated fixed income securities may be more severely affected than other financial markets by economic recession or substantial interest rate increases. The value and liquidity of lower rated fixed income securities may be diminished by adverse publicity and investor perceptions. In addition, legislation that limits the tax benefits to issuers or holders of taxable lower rated fixed income securities or that limits the ability of certain categories of financial institutions to invest in these securities may adversely affect their market value. The secondary market for lower rated fixed income securities may be less liquid than the secondary market for higher rated fixed income securities. This lack of liquidity at certain times may affect the values of these securities and may make the valuation and sale of these securities by the Fund more difficult. Certain lower-rated fixed income securities do not pay interest on a current basis. However, the Fund will accrue and distribute this interest on a current basis, and may be required to sell securities at times when Loomis Sayles would not otherwise deem it desirable to do so in order to generate cash for distributions. Securities in the lowest rating categories may be in poor standing or in default. Investment grade fixed income securities (rated Baa by Moody's Investors Service, Inc. or BBB by Standard and Poor's) may share some of the characteristics of lower rated fixed income securities described above.

ZERO COUPON SECURITIES
----------------------


     The Fund may invest in "zero coupon" fixed income securities. These securities accrue interest at a specified rate, but do not pay interest in cash on a current basis. The Fund is required to distribute the income on zero coupon securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus the Fund may be forced to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities is generally more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity.

COLLATERALIZED MORTGAGE OBLIGATIONS
-----------------------------------


     The Fund may invest in CMOs. A CMO is a limited recourse security backed by a portfolio of mortgages or, more typically, by mortgage-backed securities held under an indenture. CMOs may be issued either by instrumentalities of the U.S. Government or by non-governmental entities. The issuer's obligation to make interest and principal payments is derived from and secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal payments on the underlying collateral or a combination thereof. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, the early retirement of a particular class or series of CMOs held by the Fund could involve the loss of any premium the Fund paid when it acquired the investment and could result in the Fund's reinvesting the proceeds at a lower interest rate than the interest rate paid by the retired CMO. Because of the early retirement feature, CMOs may be more volatile than many other fixed income investments.
The Fund will invest only in CMOs with Fitch ratings of V-4 or better, or those CMOs unrated by Fitch that Loomis Sayles has determined to be of comparable volatility. Even CMOs with ratings reflecting the lowest market risk are likely to experience losses in the event of adverse changes in market conditions. The duration of CMOs and other mortgage-related securities is often difficult to determine because the underlying mortgages may be subject to early repayment. Thus, the determination of duration will be dependent on the adviser's assumptions regarding the likelihood and incidence of prepayment and, to the extent that such assumptions prove to be incorrect, the duration of the Fund's portfolio, and thus its relative exposure to fluctuation of interest rates, may be significantly different than intended and may increase the overall risk of the Fund's portfolio.


COMMERCIAL MORTGAGE-BACKED SECURITIES
-------------------------------------


     The Fund may invest in commercial mortgage-backed securities. Commercial mortgage-backed securities are securities that represent an interest in, or are secured by, mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals, and senior living centers. The commercial mortgage-backed securities market is newer and in terms of total outstanding principal amount of issues is relatively small compared to the total size of the market for residential mortgage-backed securities.


     Commercial mortgage-backed securities are generally structured similarly to pass-through securities or to CMOs, although other structures are possible.
They may pay fixed or adjustable rates of interest. Commercial mortgage-backed securities have been issued in public or private transactions by a variety of public and private issuers.


     The commercial mortgage loans that underlie commercial mortgage-backed securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. Commercial mortgage loans also tend to have shorter maturities than residential mortgage loans, and may not be fully amortizing, meaning that they have a significant principal balance, or "balloon" payment, due on maturity. Assets underlying commercial mortgage-backed securities may relate only to a few properties or a single property. The risk involved in single property financings is highly concentrated. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. At the same time, commercial mortgage-backed securities may have a lower prepayment risk than residential mortgage-backed securities, because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-backed securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans.

WHEN-ISSUED SECURITIES
----------------------


     The Fund may purchase securities on a "when-issued" basis. This means that the Fund will enter into a commitment to buy the security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is issued. If the value of the security being purchased falls between the time the Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually held in its portfolio at the time. When the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If the Fund has outstanding obligations to buy when-issued securities, it will maintain liquid assets in a segregated account at its custodian bank in an amount sufficient to satisfy these obligations.

FOREIGN SECURITIES
------------------


     The Fund may invest in dollar-denominated securities of issuers organized or headquartered outside the United States ("foreign securities"). The Fund will not purchase a foreign security (for purposes of this limitation securities of Canadian issuers publicly traded in the United States will not be treated as foreign securities) if, as a result, the Fund's total holdings of foreign securities would exceed 20% of the Fund's total assets.

     Foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or governmental issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations. The remedies of the Fund may be extremely limited if a foreign issuer defaults on its obligations. In addition, the operations and results of foreign issuers and domestic issuers with operations abroad may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations.

     The Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

                         THE FUND'S INVESTMENT ADVISER


     The Fund's investment adviser is Loomis Sayles, One Financial Center, Boston, Massachusetts 02111. Founded in 1926, Loomis Sayles is one of the country's oldest and largest investment firms. Loomis Sayles's sole general partner is indirectly owned by New England Investment Companies, L.P., a publicly traded limited partnership whose sole general partner is indirectly owned by Metropolitan Life Insurance Company.


     In addition to selecting and reviewing the Fund's investments, Loomis Sayles provides executive and other personnel for the management of the Fund. The Board of Trustees supervises Loomis Sayles's conduct of the affairs of the Fund.

     The portfolio manager for the Fund will be Anthony J. Wilkins. Mr. Wilkins joined Loomis Sayles in 1990 and is a Director and Vice President of the firm.


                                 FUND EXPENSES


     The Fund pays Loomis Sayles a monthly investment advisory fee. This fee is Paid at the annual rate of .40% of the Fund's average weekly net assets.

     In addition to the investment advisory fee, the Fund pays all expenses not expressly assumed by Loomis Sayles, including taxes, brokerage commissions, fees of the Fund's custodian, independent accountants and legal counsel and fees of the Trustees who are not directors, officers or employees of Loomis Sayles or its affiliated companies.

     Loomis Sayles has voluntarily undertaken for an indefinite period to waive its fees and, to the extent necessary, to bear other Fund expenses in order to limit the Fund's annualized total operating expenses to .55% of average annual net assets.

                            PORTFOLIO TRANSACTIONS


     Loomis Sayles selects brokers and dealers to execute portfolio transactions for the Fund. Portfolio turnover considerations will not limit Loomis Sayles's investment discretion in managing the Fund's assets. Although it is impossible to predict with certainty, it is expected that the Fund's portfolio turnover rate for its first full fiscal year will not exceed 100%. The Fund anticipates that its portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may involve higher costs such as higher brokerage commissions and higher levels of taxable gains. See "Dividends, Capital Gains Distributions and Taxes" for information on the tax consequences of investing in the Fund.

                            HOW TO PURCHASE SHARES


     You may make an initial purchase of shares of the Fund by submitting a completed application form and payment to Loomis Sayles.

     The minimum initial investment in the Fund is $2,000,000. Subsequent investments must be at least $50,000. The Trust reserves the right to waive these minimums in its sole discretion.


     Shares of the Fund may be purchased by exchange of (i) cash, (ii) securities on deposit with a custodian acceptable to Loomis Sayles or (iii) a combination of such securities and cash. Purchase of shares of the Fund in exchange for securities is subject in each case to the determination by Loomis Sayles that the securities to be exchanged are acceptable for purchase by the Fund. Securities accepted by Loomis Sayles in exchange for Fund shares will be valued in the same manner as the Fund's assets as described below as of the time of the Fund's next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes would be realized upon the exchange by an investor that is subject to federal income taxation, depending upon the investor's basis in the securities tendered. A shareholder who wishes to purchase shares by exchanging securities should obtain instructions by calling (617) 482-2450.


     Loomis Sayles will not approve the acceptance of securities in exchange for shares of the Fund unless (1) Loomis Sayles, in its sole discretion, believes the securities are appropriate investments for the Fund; (2) the investor represents and agrees that all securities offered to the Fund can be resold by the Fund without restriction under the Securities Act or otherwise; and (3) the securities are eligible to be acquired under the Fund's investment policies and restrictions. No investor owning 5% or more of the Fund's shares may purchase additional Fund shares by the exchange of securities.

     Upon acceptance of your order, the Trust opens an account for you, applies the payment to the purchase of full and fractional Fund shares and mails a statement of the account confirming the transaction. After an account has been established, you may send subsequent investments at any time.


     The Trust reserves the right to reject any purchase order for any reason which the Trust in its sole discretion deems appropriate. Although the Trust does not anticipate that it will do so, the Trust reserves the right to suspend or change the terms of the offering of its shares.


     The price you pay will be the per share net asset value next calculated after a proper investment order is received by the Trust. Shares of the Fund are sold without any sales charge. The net asset value of the Fund's shares is calculated by dividing the Fund's net assets by the number of shares outstanding. Net asset value is calculated at least weekly and as of the close of the New York Stock Exchange (the "Exchange") on each day on which an order for purchase or redemption of Fund shares is received and on which the Exchange is open for unrestricted trading. Portfolio securities are valued at their market value as more fully described in the Statement of Additional
Information.

                             HOW TO REDEEM SHARES




     You can redeem your shares by sending a written request to the Trust.

     The written request must include the name of the Fund, your account number, the exact name(s) in which your shares are registered, and the number of shares or the dollar amount to be redeemed. All owners of the shares must sign the written request in the exact names in which the shares are registered and should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity).

     The redemption price will be the net asset value per share next determined after the written redemption request and any necessary special documentation are received by the Trust in proper form.


     Proceeds resulting from a written redemption request will normally be mailed to you within seven days after receipt of your request in good order. If you purchased your shares by check and your check was deposited less than fifteen days prior to the redemption request, the Trust may withhold redemption proceeds until your check has cleared.

     Redemption proceeds may be made in money or in kind, or partly in money and partly in kind, as determined by the Trust.

     The Fund may suspend the right of redemption and may postpone payment for more than seven days when the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.


                               OTHER INFORMATION


     The Board of Trustees may, without shareholder approval, divide the Trust's shares of beneficial interest into multiple series. The Trust is currently divided into nine series, including the Fund, the other publicly-offered funds listed on the cover of this Prospectus, and two other funds, Loomis Sayles Convertible Bond Fund and Loomis Sayles Mortgage Securities Fund, shares of which are not presently being publicly offered.

                DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

     Because the Fund is designed primarily for tax-exempt investors such as pension plans, endowments and foundations, the Fund is not managed with a view to reducing taxes. The Fund pays any net investment income to shareholders as dividends monthly. The Fund also distributes all of its net realized capital gains after applying any capital loss carryovers. Any capital gain distributions are normally made annually in December, but may, to the extent permitted by law, be made more frequently as deemed advisable by the Trustees. The Trustees may change the frequency with which the Fund declares or pays dividends.

     Your dividends and capital gain distributions will automatically be reinvested in additional shares of the Fund on the payment date unless you have elected to receive cash. Dividends and capital gain distributions will be taxed as described below whether received in cash or in additional shares.


     The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. As such, so long as the Fund distributes all its net investment income and net realized capital gains to its shareholders on a current basis, the Fund itself does not pay any federal income or excise tax. The Fund intends to make sufficient distributions to be relieved of federal taxes.

     Income dividends and short-term capital gain distributions are treated as ordinary income to you whether distributed in cash or additional shares. Long-term capital gain distributions are treated as long-term capital gains to you whether distributed in cash or additional shares and regardless of how long you have held your shares. However, any loss recognized by you on the taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distribution you received with respect to the shares.

     The Fund is required to withhold 31% of redemption proceeds, income dividends and capital gain distributions it pays to you (1) if you do not provide a correct, certified taxpayer identification number, (2) if the Fund is notified that you have underreported income in the past, or (3) if you fail to certify to the Fund that you are not subject to such withholding.

     In January of each year, the Trust will send you a statement showing the federal tax status of dividends and distributions paid to you during the preceding year.

     The foregoing summarizes certain U.S. federal income tax consequences of investing in the Fund. Before investing, you should consult your own tax adviser for more information concerning the federal, state and local tax consequences of investing in, redeeming or exchanging Fund shares.


 TRANSFER AND DIVIDEND                  INVESTMENT ADVISER

 PAYING AGENT AND                       Loomis, Sayles & Company, L.P.

 CUSTODIAN OF ASSETS                    One Financial Center

State Street Bank and Trust Company     Boston, Massachusetts  02111

Boston, Massachusetts 02102

                                                                      APPENDIX A


                     DESCRIPTION OF BOND RATINGS ASSIGNED
                           BY STANDARD & POOR'S AND
                        MOODY'S INVESTORS SERVICE, INC.


STANDARD & POOR'S
-----------------

                                      AAA

This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                                       AA

Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                                       A

Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                                      BBB

Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

                                 BB, B, CCC, CC

Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                       C

The rating C is reserved for income bonds on which no interest is being paid.

                                       D

Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.


Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC.
-------------------------------

                                      Aaa


Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                      Aa

Bonds that are rated Aa are judged to be high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there are other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

                                       A

Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

                                      Baa

Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

                                      Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                       B

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                      Caa

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                      Ca

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                       C

Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

     3.   There is lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designed by the symbols Aa1, A1, Baa1, Ba1 and B1, and those with the weakest investment attributes are designated by the symbols Aa3, A3, Baa3, Ba3 and B3.

                                                                      APPENDIX B
                                DESCRIPTION OF
                              FITCH CMO V-RATINGS


A Fitch CMO market risk rating is an opinion as to the relative sensitivity of a security's price and cash flows to changes in interest rates and, where relevant, other market conditions. INVESTORS SHOULD UNDERSTAND THAT SECURITIES WITH RATINGS REFLECTING EVEN THE LOWEST MARKET RISK ARE LIKELY TO EXPERIENCE LOSSES IN THE EVENT OF ADVERSE CHANGES IN MARKET CONDITIONS. Fitch's market risk ratings are based on information provided to Fitch by sources deemed to be reliable, however, Fitch does not verify the accuracy of this underlying information. These ratings do not constitute recommendations to purchase, sell or hold any securities, as they do not comment on the adequacy of market prices or the suitability of any security for any investor.

V-Rating    Representative Distribution            Description
--------    ---------------------------            -----------
V-1         PAC classes with wide prepayment       Market Risk:  Low
            collars, short duration floaters and
V-2         short duration sequential.             Securities rated V-1 and V-2 perform
                                                   consistently across a range of interest rate
                                                   scenarios.  These securities exhibit interest rate
                                                   risk comparable to short duration treasuries (1-
                                                   5 years).



V-3         Medium duration Floater, Short         Market Risk:  Moderate
            duration TAC, Short duration PAC
V-4         II, Long duration PAC I.               Securities rated V-3 and V-4 have relatively
                                                   consistent performance across a range of
                                                   interest rate scenarios.  These securities
                                                   experience interest rate risk comparable to long
                                                   duration treasuries (10-30 years).



V-5         PAC classes with narrow collars,       Market Risk:  Moderate to High
            support classes, accrual bonds and
V-6         short duration IO's and PO's, Z        Securities rated V-5, V-6 and V-7 experience
            bond's.                                significant variations in performance across a
V-7                                                range of interest rate scenarios.  These
                                                   securities have substantial excess interest rate
                                                   risk and in many instances exhibit negative
                                                   convexity.  Z bond's with durations comparable
                                                   to treasury zero-coupon issues also fall in this
                                                   range.

V-8         Leveraged inverse floaters, long       Market Risk:  High to Speculative
            duration IO's and PO's, super PO's,
V-9         jump Zs.                               Securities rated V-8, V-9 and V-10 experience
                                                   sharp, severe variations in performance across
V-10                                               a range of interest rate scenarios.  These
                                                   securities exhibit risk characteristics such as
                                                   extreme negative convexity, significant
                                                   sensitivity to the direction of interest rate
                                                   movements, and highly leveraged sensitivity to
                                                   interest rate indices.

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+INFORMATION CONTAINED HEREIN PERTAINING TO THE FUND IS SUBJECT TO COMPLETION + +OR AMENDMENT. THIS STATEMENT OF ADDITIONAL INFORMATION SHALL NOT CONSTITUTE AN+ +OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY + +SALE OF SECURITIES OF THE FUND IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION + +OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE +
+SECURITIES LAWS OF ANY SUCH STATE.                                            +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++


                        LOOMIS SAYLES INVESTMENT TRUST

               LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

                      STATEMENT OF ADDITIONAL INFORMATION


                               ________ __, 1996







This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus (the "Prospectus") of Loomis Sayles Investment Grade Fixed Income Fund, a series of Loomis Sayles Investment Trust, dated ________ __, 1996, and should be read in conjunction therewith. A copy of the Prospectus may be obtained from Loomis Sayles Investment Trust, One Financial Center, Boston, Massachusetts 02111.

                                 TABLE OF CONTENTS


INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS..............................2

MANAGEMENT OF THE TRUST......................................................7

INVESTMENT ADVISORY AND OTHER SERVICES.......................................9

PORTFOLIO TRANSACTIONS AND BROKERAGE........................................11

DESCRIPTION OF THE TRUST....................................................13

HOW TO BUY SHARES...........................................................15

NET ASSET VALUE.............................................................15

REDEMPTIONS.................................................................16

INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS.................17

FINANCIAL STATEMENTS........................................................18

CALCULATION OF YIELD AND TOTAL RETURN.......................................19

PERFORMANCE COMPARISONS.....................................................19

PERFORMANCE DATA............................................................22

APPENDIX A --PUBLICATIONS THAT MAY CONTAIN FUND INFORMATION................A-1

APPENDIX B --ADVERTISING AND PROMOTIONAL LITERATURE........................B-1

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS


     The investment objective and policies of the Loomis Sayles Investment Grade Fixed Income Fund (the "Fund"), a series of Loomis Sayles Investment Trust (the "Trust"), are summarized in the Prospectus under "Investment Objective and Policies" and "More Information About the Fund's Investments." The investment policies of the Fund set forth in the Prospectus and in this Statement of Additional Information may be changed by Loomis, Sayles & Company, L.P. ("Loomis Sayles"), the Fund's investment adviser, subject to review and approval by the Trust's board of trustees (the "Trustees"), without shareholder approval except that the investment objective of the Fund as set forth in the Prospectus and any Fund policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund (which means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which at least 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).


     In addition to its investment objective and policies set forth in the Prospectus, the following investment restrictions are policies of the Fund (and those marked with an asterisk are fundamental policies of the Fund):

     The Fund will not:

     *(1) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     *(2) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

     *(3) Make loans. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public, is considered the making of a loan.)


     *(4) Change its classification pursuant to Section 5(b) of the Investment
          Company Act of 1940 (the "1940 Act") from a "diversified" to "non-diversified" management investment company.


     *(5) Purchase any security (other than U.S. Government Securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries.)

     *(6) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes; however, the Fund's use of reverse repurchase agreements and "dollar roll" arrangements shall not constitute borrowing by the Fund for purposes of this restriction.


     *(7) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

     *(8) Issue senior securities. (For the purposes of this restriction none of the following is deemed to be a senior security: any pledge, mortgage, hypothecation or other encumbrance of assets; any borrowing permitted by restriction (6) above; any collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of or entry into options, forward contracts, futures contracts, options on futures contracts, swap contracts or any other derivative investments to the extent that Loomis Sayles determines that the Fund is not required to treat such investments as senior securities pursuant to the pronouncements of the Securities and Exchange Commission (the "SEC") or its staff.)

     Although the Fund has no current intention of investing in repurchase agreements, the Fund intends, based on the views of the staff of the SEC, to restrict its investments, if any, in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (7) above.

     Although authorized to invest in restricted securities, the Fund, as a matter of non-fundamental operating policy, currently does not intend to invest in such securities, except Rule 144A securities.

Portfolio Turnover
------------------


     Portfolio turnover considerations will not limit Loomis Sayles's investment discretion in managing the Fund's assets. The portfolio turnover rate of the Fund for the period from July 1, 1994, the date the Fund commenced operations, to December 31, 1994 and for the period from January 1, 1995 to December 31, 1995 was 112% and 21.6%, respectively. The Fund anticipates that its portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover rates involve higher costs such as higher brokerage commissions and higher levels of taxable gain. See "Portfolio Transactions and Brokerage" for a description of Loomis Sayles's brokerage practices and "Income Dividends, Capital Gain Distributions and Tax Status" for more information about the tax consequences of investing in the Fund.

U.S. Government Securities
--------------------------

     U.S. Government Securities include direct obligations of the U.S. Treasury, as well as securities issued or guaranteed by U.S. Government agencies, authorities and instrumentalities, including, among others, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Housing Administration, the Resolution Funding Corporation, the Federal Farm Credit Banks, the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association and the Small Business Administration. More detailed information about some of these categories of U.S. Government Securities follows.


     .    U.S. Treasury Bills - Direct obligations of the United States Treasury
          -------------------
which are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.


     .    U.S. Treasury Notes and Bonds - Direct obligations of the United
          -----------------------------
States Treasury issued in maturities that vary between one and forty years, with interest normally payable every six months. They are backed by the full faith and credit of the U.S. Government.


     .    "Ginnie Maes" - Debt securities issued by a mortgage banker or other
           -----------
mortgagee which represent interests in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder of Ginnie Maes along with regular monthly payments of principal and interest.


     .    "Fannie Maes" - The Federal National Mortgage Association ("FNMA")
           -----------
is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.


     .    "Freddie Macs" - The Federal Home Loan Mortgage Corporation
           ------------
("FHLMC") is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National

Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. Government.


     As described in the Prospectus, U.S. Government Securities generally do not involve the credit risks associated with investments in other types of fixed income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from corporate fixed income securities. Like other fixed income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value.

When-Issued Securities
----------------------


     As described in the Prospectus, the Fund may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when the Fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Fund purchases securities in this manner (i.e. on a when-issued or delayed-delivery basis), it is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. The Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting the Fund's investment criteria. The Fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

Convertible Securities
----------------------


     Convertible securities include corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities at a stated price or rate. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their value will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity security, however, so that when the price of the underlying equity security falls, the decline in the price of the convertible security may sometimes be less substantial than that of the underlying equity security. Due to the conversion feature, convertible securities generally yield less than nonconvertible fixed income securities of similar credit quality and maturity. The Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. Because conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially.

Zero Coupon Bonds
-----------------


     Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligations or for an initial period after the issuance of the obligations. Such bonds are issued and traded at discounts from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon bonds having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code (the "Code"), the Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon bonds. Because an investor investing in zero coupon bonds will not on a current basis receive cash payments from the issuer in respect of accrued original issue discount, the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.

Repurchase Agreements
---------------------


     The Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash . Although the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto and (b) inability to enforce rights and the expenses involved in attempted enforcement.

Rule 144A Securities
--------------------


     The Fund may purchase Rule 144A securities. These are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trustees, that a particular issue of Rule 144A securities is liquid. Under the guidelines, Loomis Sayles considers such factors as: (1) the frequency of trades and quotes for a security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of marketplace trades therefor.

                            MANAGEMENT OF THE TRUST

     The trustees and officers of the Trust and their principal occupations during the past five years are as follows:


DANIEL J. FUSS (63)-- President.  Executive Vice President and Director, Loomis
                      ---------
     Sayles.


MARK W.  HOLLAND (47)-- Secretary and Treasurer.  Vice President-Finance and
                        -----------------------
     Administration, Loomis Sayles.

TIMOTHY J. HUNT (64) -- Trustee.  4 Dennett Road, Marblehead, Massachusetts.
                        -------
     Retired. Formerly, Vice President and Director of Fixed Income Research, Loomis Sayles.

ROBERT J.  BLANDING (49) -- Executive Vice President.  465 First Street West,
                            ------------------------
     Sonoma, California. President and Chairman, Loomis Sayles.

WILLIAM F. CAMP (35) -- Vice President.  1533 North Woodward, Bloomfield Hills,
                        --------------
     Michigan. Vice President, Loomis Sayles. Formerly, Portfolio Manager, Kmart Corporation.


WILLIAM J. DRISCOLL (37) -- Vice President.  Vice President, Loomis Sayles.
                            --------------
     Formerly, Vice President, Merrill Lynch.

QUENTIN P. FAULKNER (58) -- Vice President.  Vice President, Loomis Sayles.
                            --------------

KATHLEEN C. GAFFNEY (34) -- Vice President.  Vice President, Loomis Sayles.
                            --------------

ROBERT K.  PAYNE (54) -- Vice President.  555 California Street, San Francisco,
                         --------------
     California. Vice President, Loomis Sayles.

ANTHONY J. WILKINS (54) -- Vice President.  Vice President, Loomis Sayles.
                           --------------

JEFFREY L. MEADE (46) -- Vice President.  Chief Operating Officer and Director,
                         --------------
     Loomis Sayles.

JOHN F. YEAGER (33) -- Vice President.  Vice President, Loomis Sayles; formerly
                       --------------
     Vice President-Marketing, INVESCO Funds Group and Assistant Comptroller, INVESCO Capital Management.

SHEILA M. BARRY (51) -- Secretary.  Assistant General Counsel and Vice
                        ---------
     President, Loomis Sayles. Formerly, Senior Counsel and Vice President, New England Funds, L.P.




     Previous positions during the past five years with Loomis Sayles are omitted, if not materially different from the positions listed. Except as indicated above, the address of each officer of the Trust affiliated with Loomis Sayles is One Financial Center, Boston, Massachusetts 02111.


     The Trust pays no compensation to its officers listed above who are interested persons of the Trust. Each Trustee who is not affiliated with Loomis Sayles is compensated at the rate of $10,000 per annum. No Trustee received compensation from any other investment company which is advised by Loomis Sayles or its affiliates or which holds itself out to investors as being related to the Trust.


                              Compensation Table
                     for the year ended December 31, 1995


-----------------------------------------------------------------------------------------------

     (1)                (2)                (3)               (4)               (5)

Name of Person,      Aggregate         Pension or         Estimated           Total
    Position       Compensation        Retirement           Annual         Compensation
                    from Trust          Benefits        Benefits Upon     from Trust and
                                     Accrued as Part      Retirement           Fund
                                        of Fund                           Complex Paid to
                                        Expenses                              Trustee

-----------------------------------------------------------------------------------------------
Timothy J. Hunt,        $ 0                $ 0                $ 0               $ 0
Trustee


          As of the date hereof, the Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund.


     As of November 7, 1996, each of Peabody Essex Museum and Wichita State University Endowment Association might be deemed to control the Fund because it owned of record more than 25% of the Fund's shares. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholders. The following table sets forth the name, address and percentage ownership of each holder of 5% or more of the Fund's outstanding securities as of November 7, 1996.

                                                                 Percentage of
     Shareholder                        Address                  Shares Held
     -----------                        -------                  -----------
     Peabody Essex Museum               East India Square           36.07
                                        Salem, MA  01970

     Wichita State University           1845 Fairmount              27.08
     Endowment Association              Wichita, KS 67260

     The Charles H. Hood Foundation     95 Berkeley St., Rm 201      8.35
                                        Boston, MA  01970

     York College of Pennsylvania       York, PA  17405             20.87

     Hahn, Loeser & Larks HR10 Plan     P.O. Box 94777               5.15
                                        Cleveland, OH 44101



                    INVESTMENT ADVISORY AND OTHER SERVICES


     Advisory Agreement.  Loomis Sayles serves as investment adviser to the
     ------------------
Fund under an advisory agreement with the Trust dated August 30, 1996. Under the advisory agreement, Loomis Sayles manages the investment and reinvestment of the assets of the Fund and generally administers its affairs, subject to supervision by the Trustees. Loomis Sayles furnishes, at its own expense, all necessary office space, office supplies, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services. For these services, the advisory agreement provides that the Fund shall pay Loomis Sayles a monthly investment advisory fee at the annual rate of .40% of the Fund's average weekly net assets.

     Under the advisory agreement, if the total ordinary business expenses of the Fund or the Trust as a whole for any fiscal year exceed the lowest applicable limitation (based on percentage of average net assets or income) prescribed by any state in which the shares of the Fund or the Trust are qualified for sale, Loomis Sayles shall pay such excess.


     As described in the Prospectus, Loomis Sayles has voluntarily undertaken for an indefinite period to limit the Fund's total operating expenses. These arrangements may be modified or terminated by Loomis Sayles at any time, subject to prior notice to shareholders.


     During the 1994 fiscal period (July 1, 1994 to December 31, 1994 ) and the 1995 fiscal year, Loomis Sayles received the following amounts of investment advisory fees from the Fund and bore the following amounts of fee waivers and expense assumptions for the Fund:

                                                       Fee Waivers and
          Period              Advisory Fees            Expense Assumptions
          ------              -------------            -------------------
           1994                  $ 9,331                     $23,021
           1995                  $39,508                     $38,911



     The advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust or Loomis Sayles, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the advisory agreement must be approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval.


     The advisory agreement may be terminated without penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty days' written notice to Loomis Sayles, or by Loomis Sayles upon ninety days' written notice to the Trust, and it terminates automatically in the event of its assignment, as that term is defined in the 1940 Act. In addition, the agreement will automatically terminate if the Trust or the Fund shall at any time be required by Loomis Sayles to eliminate all reference to the words "Loomis" or "Sayles" in the name of the Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the Fund and by a majority of the Trustees who are not interested persons of the Trust or Loomis Sayles, cast in person at a meeting called for the purpose of voting on such approval.

     The advisory agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.


     Loomis Sayles acts as investment adviser to the eleven series of the Loomis Sayles Funds, each a series of a registered open-end diversified management investment company. Loomis Sayles acts as investment adviser or sub-adviser to New England Star Advisers Fund, New England Value Fund, New England Capital Growth Fund, New England Balanced Fund and New England Strategic Income Fund, which are series of New England Funds Trust I, a registered open-end management investment company, one series of New England Funds Trust III, a registered open-end management investment company and to the Avanti Growth Series, the Balanced Series and the Small Cap Series of New England Zenith Funds, which is also a registered open-end management investment company. Loomis Sayles also provides investment advice to numerous other corporate and fiduciary clients.

     Loomis Sayles's sole general partner is Loomis Sayles & Company, Inc., which is a wholly-owned subsidiary of NEIC Holdings, Inc., a wholly-owned subsidiary of New England Investment Companies, L.P. ("NEIC"). NEIC's sole general partner is New England Investment Companies, Inc., which is a wholly-owned subsidiary of Met Life New England Holdings, Inc., a wholly-owned subsidiary of Metropolitan Life Insurance Company.


     Trustees and officers of the Trust who hold positions with Loomis Sayles are listed under "Management of the Trust" in this Statement of Additional Information. Certain officers and Trustees also serve as officers, directors and trustees of other investment companies and clients advised by Loomis Sayles. The other investment companies and clients sometimes invest in securities in which the Fund also invests. If the Fund and such other investment companies or clients desire to buy or sell the same portfolio securities at the same time, purchases and sales may be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund. It is the opinion of the Trustees that the desirability of retaining Loomis Sayles as investment adviser for the Fund outweighs the disadvantages, if any, which might result from these practices.





     Custodial Arrangements.  State Street Bank and Trust Company ("State
     ----------------------
Street"), Boston, Massachusetts 02102, is the Trust's custodian. As such, State Street holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, State Street receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income and net asset value per share of the Fund on a daily basis.


     Independent Accountants.  The Fund's independent accountants are
     -----------------------
Coopers & Lybrand L.L.P. ("Coopers & Lybrand"), One Post Office Square, Boston, Massachusetts 02109. Coopers & Lybrand conducts an annual audit of the Trust's financial statements, assists in the preparation of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

     In placing orders for the purchase and sale of portfolio securities for the Fund, Loomis Sayles always seeks the best price and execution. Transactions are carried out through broker-dealers who make the primary market for securities unless, in the judgment of Loomis Sayles, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

     Loomis Sayles selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid for a transaction. However, the Fund will only pay commissions that Loomis Sayles believes to be competitive with generally prevailing rates. Loomis Sayles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Fund will not pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker which do not contribute to the best price and execution of the transaction.


     Receipt of research services from brokers may sometimes be a factor in selecting a broker which Loomis Sayles believes will provide the best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Loomis Sayles's expenses. Such services may be used by Loomis Sayles in servicing other client accounts and in some cases may not be used with respect to the Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.


     The following table sets forth for the 1994 fiscal period (July 1, 1994 to December 31, 1994) and the 1995 fiscal year (1) the aggregate dollar amount of brokerage commissions paid on portfolio transactions during the period, (2) the dollar amount of transactions on which commissions were paid during such period that were directed to brokers providing research services ("directed transactions") and (3) the dollar amount of commissions paid on directed transactions during such period:


                       (1)              (2)               (3)
                       Aggregate                          Commissions
                       Brokerage        Directed          on Directed
                       Commissions      Transactions      Transactions
     Period            ($)              ($)               ($)
     --------          -----------      ------------      ------------
      1994               $  297             $ 0                $0
      1995               $2,516             $ 0                $0

                           DESCRIPTION OF THE TRUST


     The Trust, registered with the SEC as a diversified open-end management investment company, is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust (the "Declaration of Trust") dated December 23, 1993.

     The Declaration of Trust currently permits the Trustees to issue an unlimited number of full and fractional shares of each series. Each share of the Fund represents an equal proportionate interest in the Fund with each other share of the Fund and is entitled to a proportionate interest in the dividends and distributions from the Fund. The shares of the Fund do not have any preemptive rights. Upon termination of the Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.


     The assets received by the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the Fund. The underlying assets are segregated and are charged with the expenses with respect to the Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular series of the Trust are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of the Fund, certain expenses may be legally chargeable against the assets of all series.


     The Declaration of Trust also permits the Trustees, without shareholder approval, to issue shares of the Trust in one or more series, and to subdivide any series of shares into various classes of shares with such dividend preferences and other rights as the Trustees may designate. While the Trustees have no current intention to subdivide any series of shares into classes, this flexibility is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently, or to permit shares of a series to be distributed through more than one distribution channel, with the costs of the particular means of distribution (or costs of related services) to be borne by the shareholders who purchase through that means of distribution. The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such an additional or merged portfolio would be evidenced by a separate series of shares (i.e., a new "fund").

     The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or the Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust or the Fund, respectively. The Declaration of Trust further provides that the Trustees may also terminate the Trust or the Fund upon written notice to the shareholders. As a matter of policy, however, the Trustees will not terminate the Trust or the Fund without submitting the matter to a vote of the shareholders of the Trust or the Fund, respectively.

Voting Rights
-------------


     As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.


     The Declaration of Trust provides that on any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote shall be voted together irrespective of series or sub-series unless the rights of a particular series or sub-series would be adversely affected by the vote, in which case a separate vote of that series or sub-series shall also be required to decide the question. Also, a separate vote for each series or sub-series shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are substantially identical or that the matter does not affect any interest of such class. On matters exclusively affecting an individual series, only shareholders of that series are entitled to vote. Consistent with the current position of the SEC, shareholders of all series vote together, irrespective of series, on the election of Trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory agreement relating to that series. Voting rights are not cumulative.


     There will normally be no meetings of shareholders for the purpose of electing Trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

     Upon written request by the holders of shares having a net asset value constituting 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

     Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.


     No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except
(i) to change the Trust's name or to cure technical problems in the Declaration of Trust, (ii) to establish, change or eliminate the par value of any shares (currently all shares have no par value) and (iii) to issue shares of the Trust in one or more series, and to subdivide any series of shares into various classes of shares with such dividend preferences and other rights as the Trustees may designate.

Shareholder and Trustee Liability
---------------------------------


     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund . However, the Declaration of Trust disclaims shareholder liability for acts or obligations of each fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.


     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Trust. No officer or Trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                               HOW TO BUY SHARES


     The procedures for purchasing shares of the Fund and for determining the offering price of such shares are summarized in the Prospectus under "How to Purchase Shares."

                                NET ASSET VALUE

     The net asset value of the shares of the Fund is determined by dividing the Fund's total net assets (the excess of its assets over its liabilities) by the total number of shares of the Fund outstanding and rounding to the nearest cent. Such determination is made weekly and as of the close of regular trading on the New York Stock Exchange (the "Exchange") on any day on which an order for purchase or redemption of the Fund's shares is received and on which the Exchange is open for unrestricted trading. During the twelve months following the date of this Statement of Additional Information, the Exchange is expected to be closed on the following weekdays: Memorial Day as observed, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, New Year's Day, Presidents' Day and Good Friday. Long-term debt securities are valued by a pricing service, which determines valuations of normal institutional-size trading units of long-term debt securities. Such valuations are determined using methods based on market transactions for comparable securities and on various relationships among securities that are generally recognized by institutional traders. Other securities for which current market quotations are not readily available (including restricted securities, if any) and all other assets are taken at fair value as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.


     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of regular trading on the Exchange. Occasionally, events affecting the value of foreign securities not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange, which events will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of the Fund's portfolio securities occur during such period, then these securities will be valued at their fair value as determined in good faith or in accordance with procedures approved by the Trustees.

                                  REDEMPTIONS


     The procedures for redemption of Fund shares are summarized in the Prospectus under "How to Redeem Shares."

     The redemption price will be the net asset value per share next
     ---------------------------------------------------------------
determined after the redemption request and any necessary special documentation
-------------------------------------------------------------------------------
are received by the Trust in proper form.  Proceeds resulting from a written
----------------------------------------
redemption request will normally be mailed to you within seven days after receipt of your request in good order. In those cases where you have recently purchased your shares by check and your check was received less than fifteen days prior to the redemption request, the Fund may withhold redemption proceeds until your check has cleared.

     The Fund will normally redeem shares for cash; however, the Fund reserves the right to pay the redemption price wholly or partly in kind if the Trustees determine it to be advisable in the interest of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities.

     A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See "Income Dividends, Capital Gain Distributions and Tax Status."

          INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS


     As described in the Prospectus under "Dividends, Capital Gain Distributions and Taxes," it is the policy of the Fund to pay its shareholders monthly, as dividends, substantially all of the Fund's net income and to distribute to its shareholders annually substantially all net realized capital gains, if any, after offset by any capital loss carryovers.

     Income dividends and capital gain distributions are payable in full and fractional shares of the Fund based upon the net asset value determined as of the close of regular trading on the Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to the Trust. In order for an election to be in effect for any dividend or distribution, it must be received by the Trust on or before the record date for such dividend or distribution.

     As required by federal law, information concerning the federal tax status of distributions from the Fund will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.


     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order so to qualify, the Fund must, among other things: (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; (ii) derive less than 30% of its gross income from gains from the sale or other disposition of securities held for less than three months; (iii) distribute each year at least 90% of its dividend, interest and certain other income; and (iv) at the end of each fiscal quarter hold at least 50% of the value of its total assets in cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities that represent, with respect to each issuer, no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses. To the extent the Fund qualifies for treatment as a regulated investment company, it will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.


     A nondeductible excise tax will be imposed at the rate of 4% on the excess, if any, of the Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income realized during the one-year period ending on October 31 (or December 31, if the Fund is permitted to so elect and so elects) plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. Dividends and distributions declared by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.


     Dividends and distributions on Fund shares received shortly after their purchase, although economically a return of capital, are subject to federal income taxes as described herein and in the Prospectus to the extent the dividends and distributions do not exceed the Fund's current and accumulated earnings and profits.


     Redemptions and exchanges of the Fund's shares are taxable events and, accordingly, shareholders may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized will generally be long-term capital gain or loss, and will otherwise be short-term capital gain or loss. However, if a shareholder sells Fund shares at a loss within six months after purchasing the shares, the loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. Furthermore, all or a portion of any loss will be disallowed on the taxable disposition of Fund shares if the shareholder acquires other shares of the Fund within 30 days before or after the disposition.

     The Fund's transactions in foreign currency-denominated debt securities may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and the regulations thereunder currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action, respectively.

     Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state or local taxes.

     The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

                             FINANCIAL STATEMENTS


     The financial statements of the Fund included in its 1996 Semiannual Report and 1995 Annual Report are incorporated herein by reference to such Semiannual Report and Annual

Report. Copies of such Semiannual Report and Annual Report are available without charge upon request by writing Loomis Sayles, One Financial Center, Boston, Massachusetts 02111 or telephoning (617) 482-2450.


                     CALCULATION OF YIELD AND TOTAL RETURN


     Yield.  The Fund's yield will be computed by dividing the Fund's net
     -----
investment income for a recent 30-day period by the maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The Fund's yield will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Trust allocated to the Fund. These factors, and possible differences in the methods used in calculating yield, should be considered when comparing the Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objective and policies of the Fund.


     At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any historical results will continue.


     Investors in the Fund are specifically advised that the net asset value per share of the Fund may vary, just as yields for the Fund may vary. An investor's focus on yield to the exclusion of the consideration of the value of shares of the Fund may result in the investor's misunderstanding the total return he or she may derive from the Fund.


     Total Return.  Total Return with respect to the Fund is a measure of the
     ------------
change in value of an investment in the Fund over the period covered, and assumes any dividends or capital gains distributions are reinvested immediately, rather than paid to the investor in cash. The formula for total return used herein includes four steps: (1) adding to the total number of shares purchased through a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing the resulting account value by the initial $1,000 investment.


                            PERFORMANCE COMPARISONS

          Yield and Total Return. The Fund may from time to time include the yield and/or total return of its shares in advertisements or information furnished to present or prospective shareholders. The Fund may from time to time include in advertisements or information furnished to present or prospective shareholders (i) the ranking of performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, inc. or Micropal, Inc. as having similar investment objectives, (ii) the rating assigned to the Fund by Morningstar, Inc. based on the Fund's risk-adjusted performance relative to other mutual funds in its broad investment class, and/or
(iii) the ranking of performance figures relative to such figures for mutual funds in its general investment category as determined by CDA/Weisenberger's Management Results.


          Lipper Analytical Services, Inc. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.


          Micropal, Inc. distributes mutual fund rankings weekly and monthly. The rankings are based upon performance calculated by Micropal, generally reflecting changes in net asset value that can be adjusted for the reinvestment of capital gains and dividends. If deemed appropriate by the user, performance can also reflect deductions for sales charges. Micropal rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year and 10-year performance. Micropal classifies mutual funds by investment objective and asset category.


          Morningstar, Inc. distributes mutual fund ratings twice a month. The ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investor Service, Inc.


          CDA/Weisenberger's Management Results publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

          Performance information may also be used to compare the performance of the Fund to certain widely acknowledged standards or indices for stock and bond market performance, such as those listed below.


          Consumer Price Index. The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.


          Dow Jones Industrial Average. The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.


          Lehman Brothers Government/Corporate Bond Index. The Lehman Brothers Government/Corporate Bond Index is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.


          Lehman Brothers 1-3 Year Government Index. The Index contains fixed rate debt issues of the U.S. government or its agencies rated investment grade or higher with at least one year maturity and an outstanding par value of at least $100 million for U.S. government issues.


          Lehman Brothers Government Bond Index. The Lehman Brothers Government Bond Index is composed of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government.


          Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is computed from the prices of approximately 21,000 bonds consisting of roughly 30% revenue bonds, 30% government obligation bonds, 27% insured bonds and 13% prerefunded bonds.


          MSCI-EAFE Index. The MSCI-EAFE Index contains over 1000 stocks from 20 different countries with Japan (approximately 50%), United Kingdom, France and Germany being the most heavily weighted.


          MSCI-EAFE ex-Japan Index. The MSCI-EAFE ex-Japan Index consists of all stocks contained in the MSCI-EAFE Index, other than stocks from Japan.


          Merrill Lynch Government/Corporate Index. The Merrill Lynch Government/ Corporate Index is a composite of approximately 4,900 U.S. government and corporate debt issues with at least $25 million outstanding, greater than one year maturity, and credit ratings of investment grade or higher.


          Merrill Lynch High Yield Index. The Merrill Lynch High Yield Index includes over 750 issues and represents public debt greater than $10 million (original issuance rated BBB/BB and below).


          Russell 2000 Index. The Russell 2000 Index is comprised of the 2000 smallest of the 3000 largest U.S.-domiciled corporations, ranked by market capitalization.


          Salomon Brothers World Government Bond Index. The Salomon Brothers World Government Bond Index includes a broad range of institutionally-traded fixed-rate government securities issued by the national governments of the nine countries whose securities are most actively traded. The index generally excludes floating- or variable-rate bonds, securities aimed principally at non-institutional investors (such as U.S. Savings Bonds) and private-placement type securities.


          Standard & Poor's/Barra Growth Index. The Standard & Poor's/Barra Growth Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the highest price-to-book ratios that represent approximately half of the market capitalization of the S&P
500.


          Standard & Poor's/Barra Value Index. The Standard & Poor's/Barra Value Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.


          Standard & Poor's 500 Composite Stock Price Index (THE "S&P 500"). The S&P 500 is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange. The S&P 500 is the most common index for the overall U.S. stock market.


          From time to time, articles about the Fund regarding performance, rankings and other characteristics of the Fund may appear in publications including, but not limited to, the publications included in Appendix A. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. References to or reprints of such articles may be used in the Fund's promotional literature. References to articles regarding personnel of Loomis Sayles who have portfolio management responsibility may also be used in the Fund's promotional literature. For additional information about the Fund's advertising and promotional literature, see Appendix B.


                               PERFORMANCE DATA


     The manner in which total return and yield of the Fund will be calculated for public use is described above. The following table summarizes the calculation of total return for the Fund (i) for the one-year period ended June 30, 1996 and (ii) since the commencement of operations and the yield for the Fund.


                               PERFORMANCE DATA*


                                                               Average
                                                               Annual
                                                                Total
                                      Average                  Return
                                      Annual                  from the
                                   Total Return             Commencement
                                     for the               of Operations**
     Current SEC Yield        One-Year Period ended            through
        at 6/30/96                   6/30/96                   6/30/96
          7.94%                       10.61%                    14.34%



*Performance would have been lower if a portion of the management fee had not been waived by Loomis Sayles. In the absence of this limitation, actual yield and total return would have been 7.64% (yield), and 10.61% and 14.23% for the one-year period and the period since commencement of operations, respectively.


**Inception date of the Fund is July 1, 1994.

                                                                  APPENDIX A


                 PUBLICATIONS THAT MAY CONTAIN FUND INFORMATION


ABC and affiliates                           Financial Research Corp.
Adam Smith's Money World                     Financial Services Week
America On Line                              Financial World
Anchorage Daily News                         Fitch Insights
Atlanta Constitution                         Forbes
Atlanta Journal                              Fort Worth Star-Telegram
Arizona Republic                             Fortune
Austin American Statesman                    Fox Network and Affiliates
Baltimore Sun                                Fund Action
Bank Investment Marketing                    Fund Decoder
Barron's                                     Global Finance
Bergen County Record (NJ)                    (the) Guarantor
Bloomberg Business News                      Hartford Courant
Bond Buyer                                   Houston Chronicle
Boston Business Journal                      INC
Boston Globe                                 Indianapolis Star
Boston Herald                                Individual Investor
Broker World                                 Institutional Investor
Business Radio Network                       International Herald Tribune
Business Week                                Internet
CBS and Affiliates                           Investment Advisor
CDA Investment Technologies                  Investment Company Institute
CFO                                          Investment Dealers Digest
Changing Times                               Investment Profiles
Chicago Sun Times                            Investment Vision
Chicago Tribune                              Investor's Daily
Christian Science Monitor                    IRA Reporter
Christian Science Monitor News Service       Journal of Commerce
Cincinnati Enquirer                          Kansas City Star
Cincinnati Post                              KCMO (Kansas City)
CNBC                                         KOA-AM (Denver)
CNN                                          LA Times
Columbus Dispatch                            Leckey, Andrew (syndicated column)
Compuserve                                   Life Association News
Dallas Morning News                          Lifetime Channel
Dallas Times-Herald                          Miami Herald
Denver Post                                  Milwaukee Sentinel
Des Moines Register                          Money Magazine
Detroit Free Press                           Money Maker
Donoghues Money Fund Report                  Money Management Letter
Dorfman, Dan (syndicated column)             Morningstar
Dow Jones News Service                       Mutual Fund Market News
Economist                                    Mutual Funds Magazine
FACS of the Week                             National Public Radio
Fee Adviser                                  National Underwriter
Financial News Network                       Nbc And Affiliates
Financial Planning                           New England Business
Financial Planning on Wall Street            New England Cable News

New Orleans Times-Picayune                   Wall Street Letter
New York Daily News                          Wall Street Week
New York Times                               Washington Post
Newark Star Ledger                           WBZ
Newsday                                      WBZ-TV
Newsweek                                     WCVB-TV
Nightly Business Report                      WEEI
Orange County Register                       WHDH
Orlando Sentinel                             Worcester Telegram
Palm Beach Post                              World Wide Web
Pension World                                Worth Magazine
Pensions And Investments                     WRKO
Personal Investor
Philadelphia Inquirer
Porter, Sylvia (syndicated column)
Portland Oregonian
Prodigy
Public Broadcasting Service
Quinn, Jane Bryant (syndicated column)
Registered Representative
Research Magazine
Resource
Reuters
Rocky Mountain News
Rukeyser's Business (syndicated column)
Sacramento Bee
San Diego Tribune
San Francisco Chronicle
San Francisco Examiner
San Jose Mercury
Seattle Post-Intelligencer
Seattle Times
Securities Industry Management
Smart Money
St. Louis Post Dispatch
St. Petersburg Times
Standard & Poor's Outlook
Standard & Poor's Stock Guide
Stanger's Investment Advisor
Stockbroker's Register
Strategic Insight
Tampa Tribune
Time
Tobias, Andrew (syndicated column)
Toledo Blade
UP
US News And World Report
USA Today
USA TV Network
Value Line
Wall Street Journal

                                                                  APPENDIX B


                     ADVERTISING AND PROMOTIONAL LITERATURE


Loomis Sayles Investment Trust advertising and promotional material may include, but is not limited to, discussions of the following information:


     Loomis Sayles Investment Trust's participation in wrap fee and no transaction fee programs


     Characteristics of Loomis Sayles including the number and locations of its offices, its investment practices and clients


     Specific and general investment philosophies, strategies, processes and techniques


     Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services


     Industry conferences at which Loomis Sayles participates


     Current capitalization, levels of profitability and other financial information


     Identification of portfolio managers, researchers, economists, principals and other staff members and employees


     The specific credentials of the above individuals, including but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors


     Specific identification of, and general reference to, current individual, corporate and institutional clients, including pension and profit sharing plans


     Current and historical statistics relating to:


     -total dollar amount of assets managed
     -loomis sayles assets managed in total and by Fund
     -the growth of assets
     -asset types managed


     References may be included in Loomis Sayles Investment Trust's advertising and promotional literature about 401(k) and retirement plans, if any, that offer the Fund. The information may include, but is not limited to:


     Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers or plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and firms with whom Loomis Sayles may or may not have a relationship.

     Specific and general reference to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the Fund as a 401(k) or retirement plan funding vehicle produced by industry authorities, research organizations and publications.

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+INFORMATION CONTAINED HEREIN PERTAINING TO THE FUND IS SUBJECT TO COMPLETION + +OR AMENDMENT. THIS STATEMENT OF ADDITIONAL INFORMATION SHALL NOT CONSTITUTE + +AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY+ +SALE OF SECURITIES OF THE FUND IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION + +OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE +
+SECURITIES LAWS OF ANY SUCH STATE.                                            +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++


                        LOOMIS SAYLES INVESTMENT TRUST

                        LOOMIS SAYLES FIXED INCOME FUND

                      STATEMENT OF ADDITIONAL INFORMATION


                          _______________ ____, 1996





This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus (the "Prospectus") of Loomis Sayles Fixed Income Fund, a series of Loomis Sayles Investment Trust, dated _______________ ___, 1996, and should be read in conjunction therewith. A copy of the Prospectus may be obtained from Loomis Sayles Investment Trust, One Financial Center, Boston, Massachusetts 02111.

                               TABLE OF CONTENTS


INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS ..................2

MANAGEMENT OF THE TRUST...........................................6

INVESTMENT ADVISORY AND OTHER SERVICES............................9

PORTFOLIO TRANSACTIONS AND BROKERAGE.............................12

DESCRIPTION OF THE TRUST.........................................13

HOW TO BUY SHARES................................................16

NET ASSET VALUE..................................................16

REDEMPTIONS......................................................16

INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS......17

FINANCIAL STATEMENTS.............................................19

CALCULATION OF YIELD AND TOTAL RETURN............................19

PERFORMANCE COMPARISONS..........................................20

PERFORMANCE DATA.................................................23

APPENDIX A --
     PUBLICATIONS THAT MAY CONTAIN FUND INFORMATION.............A-1

APPENDIX B --
     ADVERTISING AND PROMOTIONAL LITERATURE.....................B-1

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS


     The investment objective and policies of the Loomis Sayles Fixed Income Fund (the "Fund"), a series of Loomis Sayles Investment Trust (the "Trust"), are summarized in the Prospectus under "Investment Objective and Policies" and "More Information About the Fund's Investments." The investment policies of the Fund set forth in the Prospectus and in this Statement of Additional Information may be changed by Loomis, Sayles & Company, L.P. ("Loomis Sayles"), the Fund's investment adviser, subject to review and approval by the Trust's board of trustees (the "Trustees"), without shareholder approval except that the investment objective of the Fund as set forth in the Prospectus and any Fund policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund (which means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which at least 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).


     In addition to its investment objective and policies set forth in the Prospectus, the following investment restrictions are policies of the Fund (and those marked with an asterisk are fundamental policies of the Fund):

     The Fund will not:

     *(1) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     *(2) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

     *(3) Make loans. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public, is considered the making of a loan.)


     *(4) Change its classification pursuant to Section 5(b) of the Investment
          Company Act of 1940, as amended (the "1940 Act"), from a "diversified" to "non-diversified" management investment company.


     *(5) Purchase any security (other than U.S. Government Securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries.)

     *(6) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes; however, the Fund's use of reverse repurchase agreements and "Dollar roll" arrangements shall not constitute borrowing by the Fund for purposes of this restriction.


     *(7) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.


     *(8) Issue senior securities. (For the purposes of this restriction none of the following is deemed to be a senior security: any pledge, mortgage, hypothecation or other encumbrance of assets; any borrowing permitted by restriction (6) above; any collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of or entry into options, forward contracts, futures contracts, options on futures contracts, swap contracts or any other derivative investments to the extent that Loomis Sayles determines that the Fund is not required to treat such investments as senior securities pursuant to the pronouncements of the Securities and Exchange Commission (the "SEC") or its staff.)

     Although the Fund has no current intention of investing in repurchase agreements, the Fund intends, based on the views of the staff of the SEC, to restrict its investments, if any, in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (7) above.

     Although authorized to invest in restricted securities, the Fund, as a matter of non-fundamental operating policy, currently does not intend to invest in such securities, except Rule 144A securities.

Portfolio Turnover
------------------


     Portfolio turnover considerations will not limit Loomis Sayles's investment discretion in managing the Fund's assets. The Fund anticipates that its portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover rates involve higher costs such as higher brokerage commissions and higher levels of taxable gain. See "Portfolio Transactions and Brokerage" for a description of Loomis Sayles's brokerage practices and "Income Dividends, Capital Gain Distributions and Tax Status" for more information about the tax consequences of investment in the Fund.

U.S. Government Securities
--------------------------

     U.S. Government Securities include direct obligations of the U.S. Treasury, as well as securities issued or guaranteed by U.S. Government agencies, authorities and instrumentalities, including, among others, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Housing Administration, the Resolution Funding Corporation, the Federal Farm Credit Banks, the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association and the Small Business Administration. More detailed information about some of these categories of U.S. Government Securities follows.


     .    U.S. Treasury Bills - Direct obligations of the United States Treasury
          -------------------
which are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.


     .    U.S. Treasury Notes and Bonds - Direct obligations of the United
          -----------------------------
States Treasury issued in maturities that vary between one and forty years, with interest normally payable every six months. They are backed by the full faith and credit of the U.S. Government.


     .    "Ginnie Maes" - Debt securities issued by a mortgage banker or other
          -------------
mortgagee which represents an interest in a pool of mortgages insured by the Federal Housing Administration or the FARMER'S Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder of Ginnie Maes along with regular monthly payments of principal and interest.


     .    "Fannie Maes" - The Federal National Mortgage Association ("FNMA") is
          -------------
a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.


     .    "Freddie Macs" - The Federal Home Loan Mortgage Corporation ("FHLMC")
          --------------
is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC'S National

Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. Government.


     As described in the Prospectus, U.S. Government Securities generally do not involve the credit risks associated with investments in other types of fixed income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from corporate fixed income securities. Like other fixed income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value.

When-Issued Securities
----------------------


     As described in the Prospectus, the Fund may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when the Fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Fund purchases securities in this manner (i.e. on a when-issued or delayed-delivery basis), it is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. The Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting the Fund's investment criteria. The Fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).




Zero Coupon Bonds
-----------------


     Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligations or for an initial period after the issuance of the obligations. Such bonds are issued and traded at discounts from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon bonds having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code (the "Code"), the Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon bonds. Because a fund investing in zero coupon bonds will not on a current basis receive cash payments from the issuer in respect of accrued original issue discount, the fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.

Repurchase Agreements
---------------------


     The Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash . Although the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto and (b) inability to enforce rights and the expenses involved in attempted enforcement.

Rule 144A Securities
--------------------


     The Fund may purchase Rule 144A securities. These are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trustees, that a particular issue of Rule 144A securities is liquid. Under the guidelines, Loomis Sayles considers such factors as: (1) the frequency of trades and quotes for a security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of marketplace trades therefor.

                            MANAGEMENT OF THE TRUST

     The trustees and officers of the Trust and their principal occupations during the past five years are as follows:


DANIEL J. FUSS (63) -- President. Executive Vice President and Director, Loomis
                       ---------
Sayles.

MARK W. HOLLAND (47) -- Secretary and Treasurer. Vice President-Finance and
                        -----------------------
     Administration, Loomis Sayles.

TIMOTHY J. HUNT (64) -- Trustee.  4 Dennett Road, Marblehead, Massachusetts.
                        -------
     Retired. Formerly, Vice President and Director of Fixed Income Research, Loomis Sayles.

ROBERT J. BLANDING (49) -- Executive Vice President.  465 First Street West,
                           ------------------------
     Sonoma, California.  President and Chairman, Loomis Sayles.

WILLIAM F. CAMP (35) -- Vice President.  1533 North Woodward, Bloomfield Hills,
                        --------------
     Michigan. Vice President, Loomis Sayles. Formerly, Portfolio Manager, Kmart Corporation.


WILLIAM J. DRISCOLL (37) -- Vice President. Vice President, Loomis Sayles.
                            --------------
     Formerly, Vice President, Merrill Lynch.

QUENTIN P. FAULKNER (58) -- Vice President.  Vice President, Loomis Sayles.
                            --------------

KATHLEEN C. GAFFNEY (34) -- Vice President.  Vice President, Loomis Sayles.
                            --------------



ROBERT K. PAYNE (54) -- Vice President.  555 California Street, San Francisco,
                        --------------
     California.  Vice President, Loomis Sayles.

ANTHONY J. WILKINS (54) -- Vice President.  Vice President, Loomis Sayles.
                           --------------

JEFFREY L. MEADE (46) -- Vice President.  Chief Operating Officer and Director,
                         --------------
     Loomis Sayles.

JOHN F. YEAGER (33) -- Vice President.  Vice President, Loomis Sayles; formerly
                       --------------
     Vice President - Marketing, INVESCO Funds Group and Assistant Comptroller, INVESCO Capital Management.

SHEILA M. BARRY (51) -- Secretary.  Assistant General Counsel and Vice
                        ---------
     President, Loomis Sayles. Formerly, Senior Counsel and Vice President, New England Funds, L.P.




     Previous positions during the past five years with Loomis Sayles are omitted, if not materially different from the positions listed. Except as indicated above, the address of each officer of the Trust affiliated with Loomis Sayles is One Financial Center, Boston, Massachusetts 02111.


     The Trust pays no compensation to its officers listed above who are interested persons of the Trust. Each Trustee who is not affiliated with Loomis Sayles is compensated at the rate of $10,000 per annum. No Trustee received compensation from any other investment company which is advised by Loomis Sayles or its affiliates or which holds itself out to investors as being related to the Trust.

                              COMPENSATION TABLE


                    for the period ended December 31, 1995


----------------------------------------------------------------------------------------
     (1)               (2)               (3)                (4)                   (5)


Name of Person,     Aggregate         Pension or          Estimated           Compensation
     Position      Compensation       Retirement           Annual            from Trust and
                    and Trust          Benefits            Benefits           Fund Complex
                                   Accrued as Part of       Upon             Paid to Trustee
                                    Fund Expenses         Retirement

----------------------------------------------------------------------------------------

TIMOTHY J. HUNT,        $0               $0                 $0                 $0
TRUSTEE


     As of the date hereof, the Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund.


     As of November 7, 1996, Exeter Reassurance Company, Ltd., a Bermuda corporation, may be deemed to control the Fund because it owned of record more than 25% of the Fund's shares. As a result, it may not be possible for matters subject to a vote of the majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholder. The following table sets forth the name, address and percentage ownership of each holder of 5% or more of the fund's outstanding securities as of November 7, 1996:

                                                                              Percentage of
     Shareholder                             Address                          Shares Held
     -----------                             -------                          -----------
     City of Manchester Contributory         1838 Elm Street                   7.43
       Retirement System                     Manchester, NH  03104

     Painters D.C. 35 Pension Fund           25 Colgate Road                  14.30
                                             Roslindale, MA 02131-1105

     Marine Biological Laboratory            Water Street                      5.22
                                             Woods Hole, MA  02543

     New Hampshire Charitable                37 Pleasant Street                7.10
       Foundation                            Concord, NH  03301-4005

     Insurance Services Office, Inc.         7 World Trade Center             10.31
                                             New York, NY  10048

     Exeter Reassurance Company, Ltd.        Victoria Hall                    26.32
                                             Victoria Street
                                             Hamilton HMHX
                                             Bermuda

     Retirement Plan of the                  99 Park Avenue-Suite 300
       United Jewish Appeal, Inc.            New York, NY 10016                6.21





                    INVESTMENT ADVISORY AND OTHER SERVICES


     Advisory Agreement.  Loomis Sayles serves as investment adviser to the
     ------------------
Fund under an advisory agreement with the Trust dated August 30, 1996. Under the advisory agreement, Loomis Sayles manages the investment and reinvestment of the assets of the Fund and generally administers its affairs, subject to supervision by the Trustees. Loomis Sayles furnishes, at its own expense, all necessary office space, office supplies, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services. For these services, the advisory agreement provides that the Fund shall pay Loomis Sayles a monthly investment advisory fee at the annual rate of .50% of the Fund's average weekly net assets.

     Under the advisory agreement, if the total ordinary business expenses of the Fund or the Trust as a whole for any fiscal year exceed the lowest applicable limitation (based on percentage of average net assets or income) prescribed by any state in which the shares of the Fund or the Trust are qualified for sale, Loomis Sayles shall pay such excess.


     As described in the Prospectus, Loomis Sayles has voluntarily undertaken for an indefinite period to limit the Fund's total operating expenses. These arrangements may be modified or terminated by Loomis Sayles at any time, subject to prior notice to shareholders.


     During the 1995 fiscal period (January 17, 1995 to December 31, 1995), Loomis Sayles received the following amount of investment advisory fees from the Fund and bore the following amount of fee waivers and expense assumptions for the Fund:


                                                     Fee Waivers and
            Period             Advisory Fees        Expense  Assumptions
            ------             -------------        --------------------
              1995               $176,759              $22,746



     The advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust or Loomis Sayles, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the advisory agreement must be approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval.


     The advisory agreement may be terminated without penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty days' written notice to Loomis Sayles, or by Loomis Sayles upon ninety days' written notice to the Trust, and it terminates automatically in the event of its assignment, as that term is defined in the 1940 Act. In addition, the agreement will automatically terminate if the Trust or the Fund shall at any time be required by Loomis Sayles to eliminate all reference to the words "Loomis" or "Sayles" in the name of the Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the Fund and by a majority of the Trustees who are not interested persons of the Trust or Loomis Sayles, cast in person at a meeting called for the purpose of voting on such approval.

     The advisory agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.


     Loomis Sayles acts as investment adviser to the eleven series of the Loomis Sayles Funds, each a series of a registered open-end diversified management investment company. Loomis Sayles acts as investment adviser or sub-adviser to New England Star Advisers Fund, New England Value Fund, New England Capital Growth Fund, New England Balanced Fund and New England Strategic Income Fund, which are series of New England Funds Trust I, a registered open-end management investment company, one series of New England Funds Trust III, a registered open-end management investment company AND to the Avanti Growth Series, the Balanced Series and the Small Cap Series of New England Zenith Funds, which is also a registered open-end management investment company. Loomis Sayles also provides investment advice to numerous other corporate and fiduciary clients.


     Loomis Sayles's sole general partner is Loomis Sayles & Company, Inc., which is a wholly-owned subsidiary of NEIC Holdings, Inc., a wholly-owned subsidiary of New England Investment Companies, L.P. ("NEIC"). NEIC'S sole general partner is New England Investment Companies, Inc., which is a wholly-owned subsidiary of Met Life New England Holdings, Inc., a wholly-owned subsidiary of Metropolitan Life Insurance Company.


     Trustees and officers of the Trust who hold positions with Loomis Sayles are listed under "Management of the Trust" in this Statement of Additional Information. Certain officers and Trustees also serve as officers, directors and trustees of other investment companies and clients advised by Loomis Sayles. The other investment companies and clients sometimes invest in securities in which the Fund also invests. If the Fund and such other investment companies or clients desire to buy or sell the same portfolio securities at the same time, purchases and sales may be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund. It is the opinion of the Trustees that the desirability of retaining Loomis Sayles as investment adviser for the Fund outweighs the disadvantages, if any, which might result from these practices.





     Custodial Arrangements.  State Street Bank and Trust Company ("State
     ----------------------
Street"), Boston, Massachusetts 02102, is the Trust's custodian. As such, State Street holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, State Street receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income and net asset value per share of the Fund on a daily basis.


     Independent Accountants.  The Fund's independent accountants are Coopers &
     -----------------------
Lybrand, L.L.P. ("Coopers & Lybrand"), One Post Office Square, Boston, Massachusetts 02109. Coopers & Lybrand conducts an annual audit of the Trust's financial statements, assists in the preparation of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

     In placing orders for the purchase and sale of portfolio securities for the Fund, Loomis Sayles always seeks the best price and execution. Transactions are carried out through broker-dealers who make the primary market for securities unless, in the judgment of Loomis Sayles, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

     Loomis Sayles selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid for a transaction. However, the Fund will only pay commissions that Loomis Sayles believes to be competitive with generally prevailing rates. Loomis Sayles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Fund will not pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker which do not contribute to the best price and execution of the transaction.

     Receipt of research services from brokers may sometimes be a factor in selecting a broker which Loomis Sayles believes will provide the best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Loomis Sayles's expenses. Such services may be used by Loomis Sayles in servicing other client accounts and in some cases may not be used with respect to the Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.


     The following table sets forth for the 1995 fiscal period (January 17, 1995 to December 31, 1995) (1) the aggregate dollar amount of brokerage commissions paid on portfolio transactions during the period, (2) the dollar amount of transactions on which commissions were paid during such period that were directed to brokers providing research services ("directed transactions") and
(3) the dollar amount of commissions paid on directed transactions during such period:


                      (1)            (2)              (3)
                   Aggregate                       Commissions
                   Brokerage       Directed         on Directed
                  Commissions     Transactions     Transactions
     Period          ($)             ($)               ($)
     ------       -----------     ------------     -------------
       1995       $5,819.62       $0               $0


                           DESCRIPTION OF THE TRUST


     The Trust, registered with the SEC as a diversified open-end management investment company, is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust (the "Declaration OF Trust") dated December 23, 1993.

     The Declaration of Trust currently permits the Trustees to issue an unlimited number of full and fractional shares of each series. Each share of the Fund represents an equal proportionate interest in the Fund with each other share of the Fund and is entitled to a proportionate interest in the dividends and distributions from the Fund. The shares of the Fund do not have any preemptive rights. Upon termination of the Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

     The assets received by the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the Fund. The underlying assets are segregated and are charged with the expenses with respect to the Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular series of the Trust are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of the Fund, certain expenses may be legally chargeable against the assets of all series.


     The Declaration of Trust also permits the Trustees, without shareholder approval, to issue shares of the Trust in one or more series, and to subdivide any series of shares into various classes of shares with such dividend preferences and other rights as the Trustees may designate. While the Trustees have no current intention to subdivide any series of shares into classes, THIS flexibility is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently, or to permit shares of a series to be distributed through more than one distribution channel, with the costs of the particular means of distribution (or costs of related services) to be borne by the shareholders who purchase through that means of distribution. The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such an additional or merged portfolio would be evidenced by a separate series of shares (i.e., a new "fund").


     The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or the Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust or the Fund, respectively. The Declaration of Trust further provides that the Trustees may also terminate the Trust or the Fund upon written notice to the shareholders. As a matter of policy, however, the Trustees will not terminate the Trust or the Fund without submitting the matter to a vote of the shareholders of the Trust or the Fund, respectively.

Voting Rights
-------------


     As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

     The Declaration of Trust provides that on any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote shall be voted together irrespective of series or sub-series unless the rights of a particular series or sub-series would be adversely affected by the vote, in which case a separate vote of that series or sub-series shall also be required to decide the question. Also, a separate vote for each series or sub-series shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are substantially identical or that the matter does not affect any interest of such class. On matters exclusively affecting an individual series, only shareholders of that series are entitled to vote. Consistent with the current position of the SEC, shareholders of all series vote together, irrespective of series, on the election of Trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory agreement relating to that series. Voting rights are not cumulative.


     There will normally be no meetings of shareholders for the purpose of electing Trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

     Upon written request by the holders of shares having a net asset value constituting 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

     Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.


     No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except
(i) to change the Trust's name or to cure technical problems in the Declaration of Trust, (ii) to establish, change or eliminate the par value of any shares (currently all shares have no par value) and (iii) to issue shares of the Trust in one or more series, and to subdivide any series of shares into various classes of shares with such dividend preferences and other rights as the Trustees may designate.

Shareholder and Trustee Liability
---------------------------------


     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund . However, the Declaration of Trust disclaims shareholder liability for acts or obligations of each fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.


     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Trust. No officer or Trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                               HOW TO BUY SHARES


     The procedures for purchasing shares of the Fund and for determining the offering price of such shares are summarized in the Prospectus under "How to Purchase Shares."

                                NET ASSET VALUE


     The net asset value of the shares of the Fund is determined by dividing the Fund's total net assets (the excess of its assets over its liabilities) by the total number of shares of the Fund outstanding and rounding to the nearest cent. Such determination is made weekly and as of the close of regular trading on the New York Stock Exchange (the "Exchange") on any day on which an order for purchase or redemption of the Fund's shares is received and on which the Exchange is open for unrestricted trading. During the twelve months following the date of this Statement of Additional Information, the Exchange is expected to be closed on the following weekdays: Memorial Day as observed, Independence Day, Labor Day, Thanksgiving Day, Christmas Day , New Year's Day, Presidents' Day and Good Friday. Long-term debt securities are valued by a pricing service, which determines valuations of normal institutional-size trading units of long-term debt securities. Such valuations are determined using methods based on market transactions for comparable securities and on various relationships among securities that are generally recognized by institutional traders. Other securities for which current market quotations are not readily available (including restricted securities, if any) and all other assets are taken at fair value as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.


     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of regular trading on the Exchange. Occasionally, events affecting the value of foreign securities not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange, which events will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of the Fund's portfolio securities occur during such period, then these securities will be valued at their fair value as determined in good faith or in accordance with procedures approved by the Trustees.

                                  REDEMPTIONS


     The procedures for redemption of Fund shares are summarized in the Prospectus under "How to Redeem Shares."


     The redemption price will be the net asset value per share next
     ---------------------------------------------------------------
determined after the redemption request and any necessary special documentation
-------------------------------------------------------------------------------
are received by the Trust in proper form.  Proceeds resulting from a written
----------------------------------------
redemption request will normally be mailed to you within seven days after receipt of your request in good order. In those cases where you have recently purchased your shares by check and your check was received less than fifteen days prior to the redemption request, the Fund may withhold redemption proceeds until your check has cleared.

     The Fund will normally redeem shares for cash; however, the Fund reserves the right to pay the redemption price wholly or partly in kind if the Trustees determine it to be advisable in the interest of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities.


     A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See "Income Dividends, Capital Gain Distributions and Tax Status."

          INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS


     As described in the Prospectus under "Dividends, Capital Gain Distributions and Taxes" it is the policy of the Fund to pay its shareholders, as annual dividends, substantially all of the Fund's net income and to distribute to its shareholders annually substantially all net realized capital gains, if any, after offset by any capital loss carryovers.

     Income dividends and capital gain distributions are payable in full and fractional shares of the Fund based upon the net asset value determined as of the close of regular trading on the Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to the Trust. In order for an election to be in effect for any dividend or distribution, it must be received by the Trust on or before the record date for such dividend or distribution.

     As required by federal law, information concerning the federal tax status of distributions from the Fund will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.


     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order so to qualify, the Fund must, among other things: (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; (ii) derive less than 30% of its gross income from gains from the sale or other disposition of securities held for less than three months; (iii) distribute each year at least 90% of its dividend, interest and certain other income; and (iv) at the end of each fiscal quarter hold at least 50% of the value of its total assets in cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities that represent, with respect to each issuer, no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses. To the extent the Fund qualifies for treatment as a regulated investment company, it will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.


     A nondeductible excise tax will be imposed at the rate of 4% on the excess, if any, of the Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income realized during the one-year period ending on October 31 (or December 31, if the Fund is permitted to so elect and so elects) plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. Dividends and distributions declared by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.


     Dividends and distributions on Fund shares received shortly after their purchase, although economically a return of capital, are subject to federal income taxes as described herein and in the Prospectus to the extent the dividends and distributions do not exceed the Fund's current and accumulated earnings and profits.


     Redemptions and exchanges of the Fund's shares are taxable events and, accordingly, shareholders may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized will generally be long-term capital gain or loss, and will otherwise be short-term capital gain or loss. However, if a shareholder sells Fund shares at a loss within six months after purchasing the shares, the loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. Furthermore, all or a portion of any loss will be disallowed on the taxable disposition of Fund shares if the shareholder acquires other shares of the Fund within 30 days before or after the disposition.


     The Fund's transactions in foreign currency-denominated debt securities may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and the regulations thereunder currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action, respectively.

     Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state or local taxes.

     The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

                             FINANCIAL STATEMENTS


     The financial statements of the Fund included in its 1996 Semiannual Report and 1995 Annual Report are incorporated herein by reference to such 1996 Semiannual Report and 1995 Annual Report. Copies of such 1996 Semiannual Report and 1995 Annual Report are available without charge upon request by writing Loomis Sayles, One Financial Center, Boston, Massachusetts 02111 or telephoning
(617) 482-2450.


                     CALCULATION OF YIELD AND TOTAL RETURN


     Yield. The Fund's yield will be computed by dividing the Fund's net
     -----
investment income for a recent 30-day period by the maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The Fund's yield will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Trust allocated to the Fund. These factors, and possible differences in the methods used in calculating yield, should be considered when comparing the Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objective and policies of the Fund.


     At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any historical results will continue.


     Investors in the Fund are specifically advised that the net asset value per share of the Fund may vary, just as yields for the Fund may vary. An investor's focus on yield to the exclusion of the consideration of the value of shares of the Fund may result in the investor's misunderstanding the total return he or she may derive from the Fund.


     Total Return.  Total Return with respect to the Fund is a measure of the
     ------------
change in value of an investment in the Fund over the period covered, and assumes any dividends or capital gains distributions are reinvested immediately, rather than paid to the investor in cash. The formula for total return used herein includes four steps: (1) adding to the total number of shares purchased through a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing the resulting account value by the initial $1,000 investment.


                            PERFORMANCE COMPARISONS


     Yield and total return. The Fund may from time to time include the yield and/or total return of its shares in advertisements or information furnished to present or prospective shareholders. The Fund may from time to time include in advertisements or information furnished to present or prospective shareholders
(i) the ranking of performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Inc. or Micropal, Inc. as having similar investment objectives, (ii) the rating assigned to the Fund by Morningstar, Inc. based on the Fund's risk-adjusted performance relative to other mutual funds in its broad investment class, and/or (iii) the ranking of performance figures relative to such figures for mutual funds in its general investment category as determined by CDA/Weisenberger's Management Results.


     Lipper Analytical Services, Inc. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.


     Micropal, Inc. distributes mutual fund rankings weekly and monthly. The
     --------------
rankings are based upon performance calculated by Micropal, generally reflecting changes in net asset value that can be adjusted for the reinvestment of capital gains and dividends. If deemed appropriate by the user, performance can also reflect deductions for sales charges. Micropal rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year and 10-year performance. Micropal classifies mutual funds by investment objective and asset category.


     Morningstar, Inc. distributes mutual fund ratings twice a month. The ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investor Service, Inc.


     CDA/Weisenberger's Management Results publishes mutual fund rankings and is
     -------------------------------------
distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.


     Performance information may also be used to compare the performance of the Fund to certain widely acknowledged standards or indices for stock and bond market performance, such as those listed below.


     Consumer Price Index.  The Consumer Price Index, published by the U.S.
     --------------------
Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.


     Dow Jones Industrial Average. The Dow Jones Industrial Average is a
     ----------------------------
market value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.

     Lehman Brothers Government/Corporate Bond Index. The Lehman Brothers
     ------------------------------------------------
Government/Corporate Bond Index is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.


     Lehman Brothers 1-3 Year Government Index. The Index contains fixed rate
     ------------------------------------------
debt issues of the U.S. government or its agencies rated investment grade or higher with at least one year maturity and an outstanding par value of at least $100 million for U.S. government issues.


     Lehman Brothers Government Bond Index. The Lehman Brothers Government Bond
     --------------------------------------
Index is composed of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government.


     Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal
     -------------------------------------
Bond Index is computed from the prices of approximately 21,000 bonds consisting of roughly 30% revenue bonds, 30% government obligation bonds, 27% insured bonds and 13% prerefunded bonds.


     MSCI-EAFE Index. The MSCI-EAFE Index contains over 1000 stocks from 20
     ----------------
different countries with Japan (approximately 50%), United Kingdom, France and Germany being the most heavily weighted.


     MSCI-EAFE ex-Japan Index. The MSCI-EAFE ex-Japan Index consists of
     -------------------------
all stocks contained in the MSCI-EAFE Index, other than stocks from Japan.


     Merrill Lynch Government/Corporate Index. The Merrill Lynch Government/
     -----------------------------------------
Corporate Index is a composite of approximately 4,900 U.S. government and corporate debt issues with at least $25 million outstanding, greater than one year maturity, and credit ratings of investment grade or higher.


     Merrill Lynch High Yield Index. The Merrill Lynch High Yield Index includes
     -------------------------------
over 750 issues and represents public debt greater than $10 million (original issuance rated BBB/BB and below).


     Russell 2000 Index. The Russell 2000 Index is comprised of the 2000
     ------------------
smallest of the 3000 largest U.S.-domiciled corporations, ranked by market capitalization.

     Salomon Brothers World Government Bond Index. The Salomon Brothers World
     --------------------------------------------
Government Bond Index includes a broad range of institutionally-traded fixed-rate government securities issued by the national governments of the nine countries whose securities are most actively traded. The index generally excludes floating- or variable-rate bonds, securities aimed principally at non-institutional investors (such as U.S. Savings Bonds) and private-placement type securities.


     Standard & Poor's/Barra Growth Index. The Standard & Poor's/Barra Growth
     -------------------------------------
Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the highest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.


     Standard & Poor's/Barra Value Index. The Standard & Poor's/Barra Value
     ------------------------------------
Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.


     Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The S&P
     ------------------------------------------------------------------
500 is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange. The S&P 500 is the most common index for the overall U.S. stock market.


     From time to time, articles about the Fund regarding performance, rankings and other characteristics of the Fund may appear in publications including, but not limited to, the publications included in Appendix A. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. References to or reprints of such articles may be used in the Fund's promotional literature. References to articles regarding personnel of Loomis Sayles who have portfolio management responsibility may also be used in the Fund's promotional literature. For additional information about the Fund's advertising and promotional literature, see Appendix B.


                               PERFORMANCE DATA


     The manner in which total return and yield of the Fund will be calculated for public use is described above. The following table summarizes the calculation of total return for the Fund (i) for the one-year period ended June 30, 1996 and (ii) since the commencement of operations and the yield for the Fund.

                               PERFORMANCE DATA


                                                                 Average
                                  Average                        Annual
                                  Annual                          Total
                              Total Return                       Return
     Current Sec Yield           for the                 from the Commencement
        AT 6/30/96        One-Year Period ended         of Operations* Through
                                  6/30/96                        6/30/96

           8.24%                   10.15%                         17.17%





*Inception date of the Fund is January 17, 1995.

                                                                 APPENDIX A


                PUBLICATIONS THAT MAY CONTAIN FUND INFORMATION


ABC and affiliates                           Financial Research Corp.
Adam Smith's Money World                     Financial Services Week
America On Line                              Financial World
Anchorage Daily News                         Fitch Insights
Atlanta Constitution                         Forbes
Atlanta Journal                              Fort Worth Star-telegram
Arizona Republic                             Fortune
Austin American Statesman                    Fox Network And Affiliates
Baltimore Sun                                Fund Action
Bank Investment Marketing                    Fund Decoder
Barron's                                     Global Finance
Bergen County Record (NJ)                    (the) Guarantor
Bloomberg Business News                      Hartford Courant
Bond Buyer                                   Houston Chronicle
Boston Business Journal                      INC
Boston Globe                                 Indianapolis Star
Boston Herald                                Individual Investor
Broker World                                 Institutional Investor
Business Radio Network                       International Herald Tribune
Business Week                                Internet
CBS and affiliates                           Investment Advisor
CDA Investment Technologies                  Investment Company Institute
CFO                                          Investment Dealers Digest
Changing Times                               Investment Profiles
Chicago Sun Times                            Investment Vision
Chicago Tribune                              Investor's Daily
Christian Science Monitor                    Ira Reporter
Christian Science Monitor News Service       Journal of Commerce
Cincinnati Enquirer                          Kansas City Star
Cincinnati Post                              KCMO (Kansas City)
CNBC                                         KOA-AM (Denver)
CNN                                          LA Times
Columbus Dispatch                            Leckey, Andrew (Syndicated Column)
Compuserve                                   Life Association News
Dallas Morning News                          Lifetime Channel
Dallas Times-herald                          Miami Herald
Denver Post                                  Milwaukee Sentinel
Des Moines Register                          Money Magazine
Detroit Free Press                           Money Maker
Donoghues Money Fund Report                  Money Management Letter
Dorfman, Dan (syndicated column)             Morningstar
Dow Jones News Service                       Mutual Fund Market News
Economist                                    Mutual Funds Magazine
FACS of the Week                             National Public Radio
Fee Adviser                                  National Underwriter
Financial News Network                       NBC and affiliates
Financial Planning                           New England Business
Financial Planning on Wall Street            New England Cable News

New Orleans Times-picayune                   Wall Street Letter
New York Daily News                          Wall Street Week
New York Times                               Washington Post
Newark Star Ledger                           WBZ
Newsday                                      WBZ-TV
Newsweek                                     WCVB-TV
Nightly Business Report                      WEEI
Orange County Register                       WHDH
Orlando Sentinel                             Worcester Telegram
Palm Beach Post                              World Wide Web
Pension World                                Worth Magazine
Pensions and Investments                     WRKO
Personal Investor
Philadelphia Inquirer
Porter, Sylvia (syndicated column)
Portland Oregonian
Prodigy
Public Broadcasting Service
Quinn, Jane Bryant (Syndicated Column)
Registered Representative
Research Magazine
Resource
Reuters
Rocky Mountain News
Rukeyser's Business (Syndicated Column)
Sacramento Bee
San Diego Tribune
San Francisco Chronicle
San Francisco Examiner
San Jose Mercury
Seattle Post-intelligencer
Seattle Times
Securities Industry Management
Smart Money
St. Louis Post Dispatch
St. Petersburg Times
Standard & Poor's Outlook
Standard & Poor's Stock Guide
Stanger's Investment Advisor
Stockbroker's Register
Strategic Insight
Tampa Tribune
Time
Tobias, Andrew (Syndicated Column)
Toledo Blade
UP
US News And World Report
USA Today
USA TV Network
Value Line
Wall Street Journal

                                                                 APPENDIX B


                    ADVERTISING AND PROMOTIONAL LITERATURE


Loomis Sayles Investment Trust advertising and promotional material may include, but is not limited to, discussions of the following information:


 .    Loomis Sayles investment trust's participation in wrap fee and no transaction fee programs


 .    Characteristics of Loomis Sayles including the number and locations of its offices, its investment practices and clients


 .    Specific and general investment philosophies, strategies, processes and techniques


 .    Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services


 .    Industry conferences at which Loomis Sayles participates


 .    Current capitalization, levels of profitability and other financial information


 .    Identification of portfolio managers, researchers, economists, principals and other staff members and employees


 .    The specific credentials of the above individuals, including but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors


 .    Specific identification of, and general reference to, current individual, corporate and institutional clients, including pension and profit sharing plans


 .    Current and historical statistics relating to:

     -total dollar amount of assets managed
     -Loomis Sayles assets managed in total and by fund
     -the growth of assets
     -asset types managed


     References may be included in Loomis Sayles Investment Trust's advertising and promotional literature about 401(k) and retirement plans, if any, that offer the Fund. The information may include, but is not limited to:


 .    Specific and general references to industry statistics regarding 401(k)
     and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers or plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and firms with whom loomis sayles may or may not have a relationship.


 .    Specific and general reference to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the fund as a 401(k) or retirement plan funding vehicle produced by industry authorities, research organizations and publications.

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+INFORMATION CONTAINED HEREIN PERTAINING TO THE FUND IS SUBJECT TO COMPLETION + +OR AMENDMENT. THIS STATEMENT OF ADDITIONAL INFORMATION SHALL NOT CONSTITUTE AN+ +OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BY ANY + +SALE OF SECURITIES OF THE FUND IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION + +OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE +
+SECURITIES LAWS OF OF ANY SUCH STATE.                                         +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++


                        LOOMIS SAYLES INVESTMENT TRUST

                 LOOMIS SAYLES CALIFORNIA TAX-FREE INCOME FUND

                      STATEMENT OF ADDITIONAL INFORMATION


                        _______________ ____, 1996




This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus (the "Prospectus") of Loomis Sayles California Tax-Free Income Fund , a series of Loomis Sayles Investment Trust, dated ________ ___, 1996, and should be read in conjunction therewith. A copy of the Prospectus may be obtained from Loomis Sayles Investment Trust, One Financial Center, Boston, Massachusetts 02111.

                               TABLE OF CONTENTS

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS................  1

MANAGEMENT OF THE TRUST........................................  8

INVESTMENT ADVISORY AND OTHER SERVICES......................... 10

PORTFOLIO TRANSACTIONS AND BROKERAGE........................... 12

DESCRIPTION OF THE TRUST....................................... 13

HOW TO  BUY SHARES............................................. 16

NET ASSET VALUE................................................ 16

REDEMPTIONS.................................................... 17

INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS.... 17

FINANCIAL STATEMENTS........................................... 20

CALCULATION OF YIELD AND TOTAL RETURN.......................... 20

PERFORMANCE COMPARISONS........................................ 21

PERFORMANCE DATA............................................... 24

APPENDIX A --
     PUBLICATIONS THAT MAY CONTAIN FUND INFORMATION............A-1

APPENDIX B --
     ADVERTISING AND PROMOTIONAL LITERATURE....................B-1

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS


     The investment objective and policies of the Loomis Sayles California Tax-Free Income Fund (the "Fund"), a series of Loomis Sayles Investment Trust (the "Trust"), are summarized in the Prospectus under "Investment Objective and Policies" and "More Information About the Fund's Investments." The investment policies of the Fund set forth in the Prospectus and in this Statement of Additional Information may be changed by Loomis, Sayles & Company, L.P. ("Loomis Sayles"), the Fund's investment adviser, subject to review and approval by the Trust's board of trustees (the "Trustees"), without shareholder approval except that the investment objective of the Fund as set forth in the Prospectus and any Fund policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund (which means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which at least 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).


     In addition to its investment objective and policies set forth in the Prospectus, the following investment restrictions are policies of the Fund (and those marked with an asterisk are fundamental policies of the Fund):

     The Fund will not:

     *(1) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     *(2) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)


     *(3) Make loans. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing bonds, debentures, commercial paper, corporate and similar evidences of indebtedness, which are a part of an issue to the public, is considered the making of a loan.)


     (4) Change its classification pursuant to Section 5(b) of the Investment Company Act of 1940, as amended (the "1940 Act"), from a "diversified" to "non-diversified" management investment company.


     *(5) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes; however, the Fund's use of reverse repurchase agreements and "dollar roll" arrangements shall not constitute borrowing by the Fund for purposes of this restriction.


     *(6) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.


     *(7) Issue senior securities. (For the purposes of this restriction none of the following is deemed to be a senior security: any pledge, mortgage, hypothecation or other encumbrance of assets; any borrowing permitted by restriction (5) above; any collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of or entry into options, forward contracts, futures contracts, options on futures contracts, swap contracts or any other derivative investments to the extent that Loomis Sayles determines that the Fund is not required to treat such investments as senior securities pursuant to the pronouncements of the Securities and Exchange Commission (the "SEC") or its staff.)


     The Fund intends, based on the views of the staff of the SEC, to restrict its investments, if any, in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (6) above.

Portfolio Turnover
------------------


     Portfolio turnover considerations will not limit Loomis Sayles's investment discretion in managing the Fund's assets. The Fund anticipates that its portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover rates involve higher costs such as higher brokerage commissions and higher levels of taxable gain. See "Portfolio Transactions and Brokerage" for a description of Loomis Sayles's brokerage practices and "Income Dividends, Capital Gain Distributions and Tax Status" for more information about the tax consequences of investing in the Fund.

When-Issued Securities
----------------------


     As described in the Prospectus, the Fund may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when the Fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Fund purchases securities in this manner (i.e. on a when-issued or delayed-delivery basis), it is required to create a segregated account with the custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. The Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting the Fund's investment criteria. The Fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

U.S. Government Securities
--------------------------

     U.S. Government Securities include direct obligations of the U.S. Treasury, as well as securities issued or guaranteed by U.S. Government agencies, authorities and instrumentalities, including, among others, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Housing Administration, the Resolution Funding Corporation, the Federal Farm Credit Banks, the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association and the Small Business Administration. More detailed information about some of these categories of U.S. Government Securities follows.


     .    U.S. Treasury Bills - Direct obligations of the United States Treasury
          -------------------
which are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.


     .    U.S. Treasury Notes and Bonds - Direct obligations of the United
          -----------------------------
States Treasury issued in maturities that vary between one and forty years, with interest normally payable every six months. They are backed by the full faith and credit of the U.S. Government.



     .    "Ginnie Maes" - Debt securities issued by a mortgage banker or other
          -------------
mortgagee which represent interests in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder of Ginnie Maes along with regular monthly payments of principal and interest.


     .    "Fannie Maes" - The Federal National Mortgage Association ("FNMA")
          -------------
is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.



     .    "Freddie Macs" - The Federal Home Loan Mortgage Corporation
          --------------
("FHLMC") is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC'S National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. Government.



     As described in the Prospectus, U.S. Government Securities generally do not involve the credit risks associated with investments in other types of fixed income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from corporate fixed income securities. Like other fixed income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value.

Zero Coupon Bonds
-----------------


     Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligations or for an initial period after the issuance of the obligations. Such bonds are issued and traded at discounts from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon bonds having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code (the "Code"), the Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon bonds. Because an investor investing in zero coupon bonds will not on a current basis receive cash payments from the issuer in respect of accrued original issue discount, the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.

Repurchase Agreements
---------------------


     The Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash . Although the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto and (b) inability to enforce rights and the expenses involved in attempted enforcement.

California Tax-Exempt Securities
--------------------------------


     In addition to general economic pressures, certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could adversely affect the State of California's ability to raise revenues to meet its financial obligations. The following information is only a brief summary, is not a complete description and is based on information drawn from official statements and prospectuses relating to securities offerings of the State of California that have come to the attention of the Trust and were available before the date of this Statement of Additional Information. The Trust has not independently verified the accuracy and completeness of the information contained in those statements and prospectuses.


     As used below, "California Tax-Exempt Securities" includes issues secured by a direct payment obligation of the State and obligations of other issuers that rely in whole or in part on State revenues to pay their obligations. Property tax revenues and part of the State's General Fund surplus are distributed to counties, cities and their various taxing entities; whether and to what extent a portion of the State's General Fund will be so distributed in the future is unclear.


     Overview.  After suffering through a severe recession, since the start of
     --------
1994 California's economy has been on a steady recovery. Employment has grown by over 500,000 in 1994 and 1995, and the pre-recession employment level is expected to be matched in 1996. The strongest growth has been in export-related industries, business services, electronics, entertainment, and tourism, which has offset the recession-related losses which were heaviest in aerospace and defense-related industries, finance, and insurance.

     The recession seriously affected State tax revenues and caused an increase in expenditures for health and welfare programs. As a result, from the late 1980's until 1992-93, the State experienced recurring budget deficits. During this period, expenditures exceeded revenues in four out of six years, and the State accumulated a budget deficit of about $2.8 billion at its peak at June 30, 1993. A further consequence of the large budget imbalances was to significantly reduce the State's available cash resources and require it to use a series of external borrowings to meet its cash needs. Due to the improved California economy, however, the State's finances have also improved. The 1995-96 fiscal year budget act projected that, after repaying the last of the budget deficit carried over from prior fiscal years, there would be a positive balance of $28 million in the budget reserve at June 30, 1996. In May 1996, the State Department of Finance updated the projections for the 1995-96 fiscal year, and estimated that there would be a small deficit of about $70 million in the budget reserve at June 30, 1996. The 1996-97 budget act appropriated a budget reserve of $305 million at June 30, 1997. This budget reserve assumed savings of about $660 million in the State's health and welfare costs based on changes to federal law, including welfare reform. The federal welfare reform legislation passed in August 1996 is projected to provide only about $360 million of the assumed $660 million in savings, however, subject to further adjustment based on how the State implements changes to its welfare system.


     Because of the deterioration in the State's financial condition, the State's credit ratings have been reduced. Since October 1992, three major nationally recognized statistical rating organizations have lowered the State's general obligation bond rating from the highest rating of "AAA" to "A+" by Standard and Poor's, "A1" by Moody's Investors Service, Inc., and "A+" by Fitch Investors Service, Inc.


     State Appropriations Limit.  Subject to certain exceptions, the State is
     --------------------------
subject to an annual appropriations limit imposed by its Constitution on "proceeds of taxes." Various expenditures, including but not limited to debt service on certain bonds and appropriations for qualified capital outlay projects, are not included in the appropriations limit.

Issues Affecting Local Governments and Special Districts
--------------------------------------------------------

     Proposition 13.  Certain California Tax-Exempt Securities may be
     --------------
obligations of issuers that rely in whole or in part on ad valorem real property taxes for revenue. In 1978, California voters approved Proposition 13, which limits ad valorem real property taxes and restricts the ability of taxing entities to increase property tax and other revenues. With certain exceptions, the maximum ad valorem real property tax is limited to 1% of the value of real property. The value of real property may be adjusted annually for inflation at a rate not exceeding 2% per year, or reduced to reflect declining value, and may also be adjusted when there is a change in ownership or new construction with respect to the property. Constitutional challenges to Proposition 13 to date have been unsuccessful.

     The State, in response to the significant reduction in local property tax revenues as a result of the passage of Proposition 13, enacted legislation to provide local government with increased expenditures from the General Fund. This post-Proposition 13 fiscal relief has ended.

     Proposition 62.  This initiative placed further restrictions on the ability
     --------------
of local governments to raise taxes and allocate approved tax revenues. Although some of the California Courts of Appeal held that parts of Proposition 62 were unconstitutional, the California Supreme Court recently upheld Proposition 62's requirement that special taxes be approved by a two-thirds vote of the voters voting in an election on the issue. This decision may invalidate other taxes that have been imposed by local governments in California and make it more difficult for local governments to raise taxes.

     Propositions 98 and 111.  These initiatives changed the State
     -----------------------
appropriations limit and State funding of public education below the university level by guaranteeing K-14 schools a minimum share of General Fund revenues.
The initiatives also require that the State establish a prudent reserve fund for public education.


     Appropriations Limit.  Local governmental entities are also subject to
     --------------------
annual appropriations limits. If a local government's revenues in any year exceed the limit, the excess must be returned to the public through a revision of tax rates or fee schedules over the following two years.

     Conclusion.  The effect of these Constitutional and statutory changes and
     ----------
of budget developments on the ability of California issuers to pay interest and principal on their obligations remains unclear, and may depend upon whether a particular bond is a general obligation or limited obligation bond (limited obligation bonds being generally less affected). There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County filed for bankruptcy.

Additional Issues.
-----------------

     Mortgages and Deeds of Trust.  The Fund may invest in issues that are
     ----------------------------
secured in whole or in part by mortgages or deeds of trust on real property. California law limits the remedies of a creditor secured by a mortgage or a deed of trust, which may result in delays in the flow of revenues to, and debt service paid by, an issuer.

     Lease Financings.  Some local governments and districts finance certain
     ----------------
activities through lease arrangements. It is uncertain whether such lease financings are debt that requires voter approval.

     Seismic Risk.  It is impossible to predict the time, location or magnitude
     ------------
of a major earthquake or its effect on the California economy. In January 1994 a major earthquake struck Los Angeles, causing significant damage to structures and facilities in a four-county area. The possibility exists that another such earthquake could create a major dislocation of the California economy.

                            MANAGEMENT OF THE TRUST

     The trustees and officers of the Trust and their principal occupations during the past five years are as follows:


DANIEL J. FUSS (63) -- President .  Executive Vice President and Director,
                       ---------
Loomis Sayles.


MARK W.  HOLLAND (47) -- Secretary and Treasurer .  Vice President-Finance
                         ---------     -------
     and Administration, Loomis Sayles.

TIMOTHY J. HUNT (64) -- Trustee.  4 Dennett Road, Marblehead, Massachusetts.
                        -------
     Retired. Formerly, Vice President and Director of Fixed Income Research, Loomis Sayles.

ROBERT J.  BLANDING (49) -- Executive Vice President.  465 First Street West,
                            ------------------------
     Sonoma, California.  President and Chairman, Loomis Sayles.

WILLIAM F. CAMP (35) -- Vice President.  1533 North Woodward, Bloomfield Hills,
                        --------------
     Michigan. Vice President, Loomis Sayles. Formerly, Portfolio Manager, Kmart Corporation.


WILLIAM J. DRISCOLL (37) -- Vice President.  Vice President, Loomis Sayles.
                            --------------
     Formerly, Vice President, Merrill Lynch.

QUENTIN P. FAULKNER (58) -- Vice President.  Vice President, Loomis Sayles.
                            --------------

KATHLEEN C. GAFFNEY (34) -- Vice President.  Vice President, Loomis Sayles.
                            --------------


ROBERT K. PAYNE (54) -- Vice President.  555 California Street, San Francisco,
                        --------------
     California.  Vice President, Loomis Sayles.

ANTHONY J. WILKINS (54) -- Vice President.  Vice President, Loomis Sayles.
                           --------------

JEFFREY L. MEADE (46) -- Vice President.  Chief Operating Officer and Director,
                         --------------
     Loomis Sayles.

JOHN F. YEAGER (33) -- Vice President.  Vice President, Loomis Sayles; formerly
                       --------------
     Vice President-Marketing, INVESCO Funds Group and Assistant Comptroller, INVESCO Capital Management.

SHEILA M. BARRY (51) -- Secretary.  Assistant General Counsel and Vice
                        ---------
     President, Loomis Sayles. Formerly, Senior Counsel and Vice President, New England Funds, L.P.




     Previous positions during the past five years with Loomis Sayles are omitted, if not materially different from the positions listed. Except as indicated above, the address of each officer of the Trust affiliated with Loomis Sayles is One Financial Center, Boston, Massachusetts 02111.


     The Trust pays no compensation to its officers listed above who are interested persons of the Trust. Each Trustee who is not affiliated with Loomis Sayles is compensated at the rate of $10,000 per annum. No Trustee will receive compensation from any other investment company which is advised by Loomis Sayles or its affiliates or which holds itself out to investors as being related to the Trust.



                              COMPENSATION TABLE


                     for the period ended December 31, 1995

      (1)                (2)              (3)                 (4)               (5)


 Name of Person,      Aggregate       Pension or            Estimated           Total
   Position          Compensation    Retirement Benefits   Annual Benefits   Compensation
                      from Trust      Accrued as Part of   Upon Retirement   From Trust and
                                       Fund Expenses                         Fund Complex
                                                                             Paid to Trustee
--------------------------------------------------------------------------------------------
Timothy J. Hunt,        $ 0               $ 0                  $ 0                $ 0
Trustee


     As of the date hereof, the Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund.

     The following table sets forth the name, address and percentage ownership of each holder of 5% or more of the Fund's outstanding voting securities as of November 7, 1996:

Shareholder                     Address                     Percentage of Shares Held
-----------                     -------                     -------------------------
Connie B. Vitale and             1015 San Marino Avenue      6.59%
 Camille A. Basha Jt. Tenants    San Marino, CA 91108

Joseph E. & Ellen Mueth          225 S. Lake Avenue          8.06%
 Family Trust                    Pasadena, CA 91101

Camille A. Basha and             1015 San Marino Avenue      8.49%
 Connie B. Vitale Jt. Tenants    San Marino, CA 91108

Davis Family Trust               400 First American Center   6.16%
                                 Nashville, TN 73237-0402

Davis Trust                      400 First American Center  11.33%
                                 Nashville, TN 37237-0402

Phillipa Scott Trust II          16133 Ventura Boulevard     5.41%
                                 Encino, CA 91436

Shareholder                     Address                     Percentage of Shares Held
-----------                     -------                     -------------------------
Judith Ann Kenyon               1755 Warwick Avenue         7.29%
                                San Marino, CA 91108

Koeppel Family Trust            1445 Caballero Road         9.58%
                                Arcadia, CA 91006

                    INVESTMENT ADVISORY AND OTHER SERVICES


     Advisory Agreement.  Loomis Sayles serves as investment adviser to the Fund
     ------------------
under an advisory agreement with the Trust dated August 30, 1996. Under the advisory agreement, Loomis Sayles manages the investment and reinvestment of the assets of the Fund and generally administers its affairs, subject to supervision by the Trustees. Loomis Sayles furnishes, at its own expense, all necessary office space, office supplies, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services. For these services, the advisory agreement provides that the Fund shall pay Loomis Sayles a monthly investment advisory fee at the annual rate of .50% of the Fund's average weekly net assets.


     Under the advisory agreement, if the total ordinary business expenses of the Fund or the Trust as a whole for any fiscal year exceed the lowest applicable limitation (based on percentage of average net assets or income) prescribed by any state in which the shares of the Fund or the Trust are qualified for sale, Loomis Sayles shall pay such excess.


     As described in the Prospectus, Loomis Sayles has voluntarily undertaken for an indefinite period to limit the Fund's total operating expenses. These arrangements may be modified or terminated by Loomis Sayles at any time, subject to prior notice to shareholders.


     During the 1995 fiscal period (June 1, 1995 to December 31, 1995), Loomis Sayles received the following amount of investment advisory fees from the Fund and bore the following amount of fee waivers and expense assumptions for the
Fund:


                                                            Fee Waivers and
   Period                     Advisory Fees                 Expense
   ------                     -------------                 ---------
ASSUMPTIONS

    1995                         $19,742                        $28,897

     The advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust or Loomis Sayles, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the advisory agreement must be approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval.


     The advisory agreement may be terminated without penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty days' written notice to Loomis Sayles, or by Loomis Sayles upon ninety days' written notice to the Trust, and terminates automatically in the event of its assignment, as that term is defined in the 1940 Act. In addition, the agreement will automatically terminate if the Trust or the Fund shall at any time be required by Loomis Sayles to eliminate all reference to the words "Loomis" or "Sayles" in the name of the Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the Fund and by a majority of the Trustees who are not interested persons of the Trust or Loomis Sayles, cast in person at a meeting called for the purpose of voting on such approval.

     The advisory agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.


     Loomis Sayles acts as investment adviser to the eleven series of the Loomis Sayles Funds, each a series of a registered open-end diversified management investment company. Loomis Sayles acts as investment adviser or sub-adviser to New England Star Advisers Funds, New England Value Fund, New England Capital Growth Fund, New England Balanced Fund and New England Strategic Income Fund, which are series of New England Funds Trust I, a registered open-end management investment company, one series of New England Funds Trust III, a registered open-end management investment company and to the Avanti Growth Series, the Balanced Series and the Small Cap Series of New England Zenith Funds, which is also a registered open-end management investment company. Loomis Sayles also provides investment advice to numerous other corporate and fiduciary clients.


     Loomis Sayles's sole general partner is Loomis Sayles & Company, Inc., which is a wholly-owned subsidiary of NEIC Holdings, Inc., a wholly-owned subsidiary of New England Investment Companies, L.P. ("NEIC"). NEIC'S sole general partner is New England Investment Companies, Inc., which is a wholly-owned subsidiary of Met Life New England Holdings, Inc., a wholly-owned subsidiary of Metropolitan Life Insurance Company.


      Trustees and officers of the Trust who hold positions with Loomis Sayles are listed under "Management of the Trust" in this Statement of Additional Information. Certain officers and Trustees also serve as officers, directors and trustees of other investment companies and clients advised by Loomis Sayles. The other investment companies and clients sometimes invest in securities in which the Fund also invests. If the Fund and such other investment companies or clients desire to buy or sell the same portfolio securities at the same time, purchases and sales may be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund. It is the opinion of the Trustees that the desirability of retaining Loomis Sayles as investment adviser for the Fund outweighs the disadvantages, if any, which might result from these practices.






     Custodial Arrangements.  State Street Bank and Trust Company ("State
     ----------------------
Street "), Boston, Massachusetts 02102, is the Trust's custodian. As such, State Street holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, State Street receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income and net asset value per share of the Fund on a daily basis.


     Independent Accountants.  The  Fund's independent accountants are Coopers
     -----------------------
& Lybrand L.L.P. ("Coopers & Lybrand"), One Post Office Square, Boston, Massachusetts 02109. Coopers & Lybrand conducts an annual audit of the Trust's financial statements, assists in the preparation of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

     In placing orders for the purchase and sale of portfolio securities for the Fund, Loomis Sayles always seeks the best price and execution. Transactions are carried out through broker-dealers who make the primary market for securities unless, in the judgment of Loomis Sayles, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

     Loomis Sayles selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid for a transaction. However, the Fund will only pay commissions that Loomis Sayles believes to be competitive with generally prevailing rates. Loomis Sayles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Fund will not pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker which do not contribute to the best price and execution of the transaction.


     Receipt of research services from brokers may sometimes be a factor in selecting a broker which Loomis Sayles believes will provide the best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Loomis Sayles's expenses. Such services may be used by Loomis Sayles in servicing other client accounts and in some cases may not be used with respect to the Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.


     The following table sets forth for the 1995 fiscal period (June 1, 1995 TO December 31, 1995) (1) the aggregate dollar amount of brokerage commissions paid on portfolio transactions during the period, (2) the dollar amount of transactions on which commissions were paid during such period that were directed to brokers providing research services ("directed transactions") and
(3) the dollar amount of commissions paid on directed transactions during such period:


                    (1)          (2)            (3)
                Aggregate                    Commissions
                Brokerage       Directed     On Directed
                Commissions   Transactions   Transactions
     Period         ($)           ($)            ($)
     ------     -----------   ------------   ------------
       1995      $9,512.50         $ 0           $ 0


                           DESCRIPTION OF THE TRUST


     The Trust, registered with the SEC as a diversified open-end management investment company, is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust (the "Declaration of Trust") dated December 23, 1993.

     The Declaration of Trust currently permits the Trustees to issue an unlimited number of full and fractional shares of each series. Each share of the Fund represents an equal proportionate interest in the Fund with each other share of the Fund and is entitled to a proportionate interest in the dividends and distributions from the Fund. The shares of the Fund do not have any preemptive rights. Upon termination of the Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.


     The assets received by the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the Fund. The underlying assets are segregated and are charged with the expenses with respect to the Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular series of the Trust are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of the Fund, certain expenses may be legally chargeable against the assets of all series.


     The Declaration of Trust also permits the Trustees, without shareholder approval, to issue shares of the Trust in one or more series, and to subdivide any series of shares into various classes of shares with such dividend preferences and other rights as the Trustees may designate. While the Trustees have no current intention to subdivide any series of shares into classes, this flexibility is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently, or to permit shares of a series to be distributed through more than one distribution channel, with the costs of the particular means of distribution (or costs of related services) to be borne by the shareholders who purchase through that means of distribution. The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such an additional or merged portfolio would be evidenced by a separate series of shares (i.e., a new "fund").


     The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or the Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust or the Fund, respectively. The Declaration of Trust further provides that the Trustees may also terminate the Trust or the Fund upon written notice to the shareholders. As a matter of policy, however, the Trustees will not terminate the Trust or the Fund without submitting the matter to a vote of the shareholders of the Trust or the Fund, respectively.

Voting Rights
-------------


     As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.


     The Declaration of Trust provides that on any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote shall be voted together irrespective of series or sub-series unless the rights of a particular series or sub-series would be adversely affected by the vote, in which case a separate vote of that series or sub-series shall also be required to decide the question. Also, a separate vote for each series or sub-series shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are substantially identical or that the matter does not affect any interest of such class. On matters exclusively affecting an individual series, only shareholders of that series are entitled to vote. Consistent with the current position of the SEC, shareholders of all series vote together, irrespective of series, on the election of Trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory agreement relating to that series. Voting rights are not cumulative.


     There will normally be no meetings of shareholders for the purpose of electing Trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

     Upon written request by the holders of shares having a net asset value constituting 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

     Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

     No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except
(i) to change the Trust's name or to cure technical problems in the Declaration of Trust, (ii) to establish, change or eliminate the par value of any shares (currently all shares have no par value) and (iii) to issue shares of the Trust in one or more series, and to subdivide any series of shares into various classes of shares with such dividend preferences and other rights as the Trustees may designate.

Shareholder and Trustee Liability
---------------------------------


     Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund . However, the Declaration of Trust disclaims shareholder liability for acts or obligations of each fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.


     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the TRUSTEES and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Trust. No officer or Trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                               HOW TO BUY SHARES


     The procedures for purchasing shares of the Fund and for determining the offering price of such shares are summarized in the Prospectus under "How to Purchase Shares."

                                NET ASSET VALUE


     The net asset value of the shares of the Fund is determined by dividing the Fund's total net assets (the excess of its assets over its liabilities) by the total number of shares of the Fund outstanding and rounding to the nearest cent. Such determination is made weekly and as of the close of regular trading on the New York Stock Exchange (the "Exchange") on any day on which an order for purchase or redemption of the Fund's shares is received and on which the Exchange is open for unrestricted trading. During the twelve months following the date of this Statement of Additional Information, the Exchange is expected to be closed on the following weekdays: Memorial Day as observed, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, New Year's Day, Presidents' Day and Good Friday. Long-term debt securities are valued by a pricing service, which determines valuations of normal institutional-size trading units of long-term debt securities. Such valuations are determined using methods based on market transactions for comparable securities and on various relationships among securities that are generally recognized by institutional traders. Other securities for which current market quotations are not readily available (including restricted securities, if any) and all other assets are taken at fair value as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

                                  REDEMPTIONS


     The procedures for redemption of Fund shares are summarized in the Prospectus under "How to Redeem Shares."


     The redemption price will be the net asset value per share next determined
     --------------------------------------------------------------------------
after the redemption request and any necessary special documentation are
------------------------------------------------------------------------
received by the Trust in proper form.  Proceeds resulting from a written
-------------------------------------
redemption request will normally be mailed to you within seven days after receipt of your request in good order. In those cases where you have recently purchased your shares by check and your check was received less than fifteen days prior to the redemption request, the Fund may withhold redemption proceeds until your check has cleared.

     The Fund will normally redeem shares for cash; however, the Fund reserves the right to pay the redemption price wholly or partly in kind if the Trustees determine it to be advisable in the interest of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities.


     A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See "Income Dividends, Capital Gain Distributions and Tax Status."

          INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS


     As described in the Prospectus under "Dividends, Capital Gain Distributions and Taxes" it is the policy of the Fund to pay its shareholders, as monthly dividends, substantially all net income and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers.

     Income dividends and capital gain distributions are payable in full and fractional shares of the Fund based upon the net asset value determined as of the close of regular trading on the Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to the Trust. In order for a change to be in effect for any dividend or distribution, it must be received by the Trust on or before the record date for such dividend or distribution.


     As required by federal law, information concerning the federal tax status of distributions from the fund will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.


     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order so to qualify, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, (ii) derive less than 30% of its gross income from gains from the sale or other disposition of securities held for less than three months; (iii) distribute at least 90% of its dividend, interest and certain other taxable income each year; and (iv) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses. To the extent it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

     An excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.


     The Code permits a regulated investment company that invests at least 50% of its assets in bonds the interest on which is excludable from federal gross income to pass through to its investors, tax-free, its net interest income. The policy of the Fund is to pay each year as dividends all of the Fund's tax-exempt interest income net of certain deductions. An exempt-interest dividend is any dividend or part thereof derived from tax-exempt interest and designated as an exempt-interest dividend in a written notice mailed to shareholders after the close of the Fund's taxable year, but the aggregate of such dividends may not exceed the net tax-exempt interest received by the Fund during the taxable year. The percentage of the dividends paid for any taxable year that qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends during such year, regardless of the period for which the shares were held.


     Exempt-interest dividends may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. However, each such shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends would retain the exclusion under
Section 103(a) if such shareholder were treated as a "substantial user" or a "related person" to such user under Section 147(a) with respect to facilities financed through any of the tax-exempt obligations held by the Fund.

     If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of obligations the interest on which is exempt from California personal income taxation if held by an individual, then the Fund will be qualified to pay dividends that are exempt from California personal income tax. The Fund intends to qualify to pay such dividends. For California personal income tax purposes, distributions derived from other investments and distributions from any net realized capital gains will be taxable, whether paid in cash or reinvested in additional shares.

     Interest derived from California tax-exempt securities is not subject to the California alternative minimum tax. For California personal income tax purposes, the entire amount of interest on any indebtedness incurred to purchase or carry shares of the Fund will not be deductible.

     Distributions from investment income and capital gains, including dividends derived from interest paid on California tax-exempt securities, will be subject to California franchise tax and California corporate income tax.

     Shareholders of the Fund will be subject to federal income taxes on taxable distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions by the Fund of any net taxable income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions of long-term capital gains, if any, will be taxable to shareholders as long-term capital gains, without regard to how long a shareholder has held shares of the Fund.

     Taxable dividends and distributions on Fund shares received shortly after their purchase, although in effect a return of capital, are subject to federal income taxes.


     Redemptions and exchanges of the Fund's shares are taxable events and, accordingly, shareholders may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized will be long-term capital gain or loss, provided the shareholder holds the shares as a capital asset. If a shareholder sells Fund shares held for six months or less at a loss, the loss will be disallowed to the extent of any exempt-interest dividends received by the shareholder. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the Fund within 30 days prior to the sale of the loss shares or 30 days after such sale.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code, regulations and applicable provisions of California tax law currently in effect. For the complete provisions, reference should be made to the pertinent Code sections, regulations and applicable provisions of California tax law. These authorities are subject to change by legislative or administrative action.

     Dividends and distributions also may be subject to other state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state or local taxes.

                             FINANCIAL STATEMENTS


     The financial statements of the Fund included in its 1996 Semiannual Report and 1995 Annual Report are incorporated herein by reference to such Semiannual Report and Annual Report. Copies of such Semiannual Report and Annual Report are available without charge upon written request by writing to Loomis Sayles, One Financial Center, Boston, Massachusetts 02111 or telephoning (617)
482-2450.


                      CALCULATION OF YIELD AND TOTAL RETURN


     Yield.  The Fund's yield will be computed by dividing the Fund's net
     -----
investment income for a recent 30-day period by the maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The Fund's yield will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Trust allocated to the Fund. These factors, and possible differences in the methods used in calculating yield, should be considered when comparing the Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objective and policies of the Fund.


     At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any historical results will continue.


     Investors in the Fund are specifically advised that the net asset value per share of the Fund may vary, just as yields for the Fund may vary. An investor's focus on yield to the exclusion of the consideration of the value of shares of the Fund may result in the investor's misunderstanding the total return he or she may derive from the Fund.


     Total Return.  Total Return with respect to the Fund is a measure of the
     ------------
change in value of an investment in the Fund over the period covered, and assumes any dividends or capital gains distributions are reinvested immediately, rather than paid to the investor in cash. The formula for total return used herein includes four steps: (1) adding to the total number of shares purchased through a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing the resulting account value by the initial $1,000 investment.

                            PERFORMANCE COMPARISONS


     Yield and Total Return.  The Fund may from time to time include the yield
     ----------------------
and/or total return of its shares in advertisements or information furnished to present or prospective shareholders. The Fund may from time to time include in advertisements or information furnished to present or prospective shareholders
(i) the ranking of performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Inc. or Micropal, Inc. as having similar investment objectives, (ii) the rating assigned to the Fund by Morningstar, Inc. based on the Fund's risk-adjusted performance relative to other mutual funds in its broad investment class, and/or (iii) the ranking of performance figures relative to such figures for mutual funds in its general investment category as determined by CDA/Weisenberger's Management Results.


     Lipper Analytical Services, Inc. distributes mutual fund rankings monthly.
     --------------------------------
The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.


     Micropal, Inc. distributes mutual fund rankings weekly and monthly.  The
     --------------
rankings are based upon performance calculated by Micropal, generally reflecting changes in net asset value that can be adjusted for the reinvestment of capital gains and dividends. If deemed appropriate by the user, performance can also reflect deductions for sales charges. Micropal rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year and 10-year performance. Micropal classifies mutual funds by investment objective and asset category.

     Morningstar, Inc. distributes mutual fund ratings twice a month.  The
     -----------------
ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investor Service, Inc.


     CDA/Weisenberger's Management Results publishes mutual fund rankings and is
     -------------------------------------
distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.


     Performance information may also be used to compare the performance of the Fund to certain widely acknowledged standards or indices for stock and bond market performance, such as those listed below.


     Consumer Price Index.  The Consumer Price Index, published by the U.S.
     --------------------
Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.


     Dow Jones Industrial Average.  The Dow Jones Industrial Average is a market
     ----------------------------
value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.


       Lehman Brothers Government/Corporate Bond Index.  The Lehman Brothers
       ------------------------------------------------
Government/Corporate Bond Index is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.


     Lehman Brothers 1-3 Year Government Index.  The Index contains fixed rate
     ------------------------------------------
debt issues of the U.S. government or its agencies rated investment grade or higher with at least one year maturity and an outstanding par value of at least $100 million for U.S. government issues.

     Lehman Brothers Government Bond Index.  The Lehman Brothers Government Bond
     --------------------------------------
Index is composed of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government.


     Lehman Brothers Municipal Bond Index.  The Lehman Brothers Municipal Bond
     -------------------------------------
Index is computed from the prices of approximately 21,000 bonds consisting of roughly 30% revenue bonds, 30% government obligation bonds, 27% insured bonds and 13% prerefunded bonds.


     MSCI-EAFE Index.  The MSCI-EAFE Index contains over 1000 stocks from 20
     ----------------
different countries with Japan (approximately 50%), United Kingdom, France and Germany being the most heavily weighted.


     MSCI-EAFE ex-Japan Index.  The MSCI-EAFE ex-Japan Index consists of all
     -------------------------
stocks contained in the MSCI-EAFE Index, other than stocks from Japan.


     Merrill Lynch Government/Corporate Index.  The Merrill Lynch Government/
     -----------------------------------------
Corporate Index is a composite of approximately 4,900 U.S. government and corporate debt issues with at least $25 million outstanding, greater than one year maturity, and credit ratings of investment grade or higher.


     Merrill Lynch High Yield Index.  The Merrill Lynch High Yield Index
     -------------------------------
includes over 750 issues and represents public debt greater than $10 million (original issuance rated BBB/BB and below).


     Russell 2000 Index.  The Russell 2000 Index is comprised of the 2000
     ------------------
smallest of the 3000 largest U.S.-domiciled corporations, ranked by market capitalization.


     Salomon Brothers World Government Bond Index.  The Salomon Brothers World
     --------------------------------------------
Government Bond Index includes a broad range of institutionally-traded fixed-rate government securities issued by the national governments of the nine countries whose securities are most actively traded. The index generally excludes floating- or variable-rate bonds, securities aimed principally at non-institutional investors (such as U.S. Savings Bonds) and private-placement type securities.


     Standard & Poor's/Barra Growth Index.  The Standard & Poor's/Barra Growth
     -------------------------------------
Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the highest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.


     Standard & Poor's/Barra Value Index.  The Standard & Poor's/Barra Value
     ------------------------------------
Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

     Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").  The S&P
     ------------------------------------------------------------------
500 is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange. The S&P 500 is the most common index for the overall U.S. stock market.


     From time to time, articles about the Fund regarding performance, rankings and other characteristics of the Fund may appear in publications including, but not limited to, the publications included in Appendix A. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. References to or reprints of such articles may be used in the Fund's promotional literature. References to articles regarding personnel of the Loomis Sayles who have portfolio management responsibility may also be used in the Fund's promotional literature. For additional information about the Fund's advertising and promotional literature, see Appendix B.


                               PERFORMANCE DATA


     The manner in which total return and yield of the Fund will be calculated for public use is described above. The following table summarizes the calculation of total return for the Fund (i) for the one-year period ended June 30, 1996 and (ii) since the commencement of operations and the yield for the Fund.

                               PERFORMANCE DATA*


                                                       Average
                             Average                    Annual
                             Annual                      Total
                          Total Return                  Return
                             for the             from the Commencement
Current SEC Yield     One-Year Period ended     of Operations** through
    at 6/30/96               6/30/96                     6/30/96
    ----------               -------                     -------
      4.68%                    5.89%                       5.13%


*Performance would have been lower if the management fee and certain other expenses had not been waived by Loomis Sayles. In the absence of this limitation, actual yield and total return would have been 3.74% (yield), and 4.52% and 2.60% for the one-year period and the period since commencement of operations, respectively.


**Inception date of the Fund is June 1, 1995.

                                                                 APPENDIX A


                PUBLICATIONS THAT MAY CONTAIN FUND INFORMATION


ABC and affiliates                          Fitch Insights
Adam Smith's Money World                    Forbes
America On Line                             Fort Worth Star-Telegram
Anchorage Daily News                        Fortune
Atlanta Constitution                        Fox Network and affiliates
Atlanta Journal                             Fund Action
Arizona Republic                            Fund Decoder
Austin American Statesman                   Global Finance
Baltimore Sun                               (the) Guarantor
Bank Investment Marketing                   Hartford Courant
Barron's                                    Houston Chronicle
Bergen County Record (NJ)                   INC
Bloomberg Business News                     Indianapolis Star
Bond Buyer                                  Individual Investor
Boston Business Journal                     Institutional Investor
Boston Globe                                International Herald Tribune
Boston Herald                               Internet
Broker World                                Investment Advisor
Business Radio Network                      Investment Company Institute
Business Week                               Investment Dealers Digest
CBS and affiliates                          Investment Profiles
CDA Investment Technologies                 Investment Vision
CFO                                         Investor's Daily
Changing Times                              IRA Reporter
Chicago Sun Times                           Journal of Commerce
Chicago Tribune                             Kansas City Star
Christian Science Monitor                   KCMO (Kansas City)
Christian Science Monitor News Service      KOA-AM (Denver)
Cincinnati Enquirer                         LA Times
Cincinnati Post                             Leckey, Andrew (syndicated column)
CNBC                                        Life Association News
CNN                                         Lifetime Channel
Columbus Dispatch                           Miami Herald
CompuServe                                  Milwaukee Sentinel
Dallas Morning News                         Money Magazine
Dallas Times-Herald                         Money Maker
Denver Post                                 Money Management Letter
Des Moines Register                         Morningstar
Detroit Free Press                          Mutual Fund Market News
Donoghues Money Fund Report                 Mutual Funds Magazine
Dorfman, Dan (syndicated column)            National Public Radio
Dow Jones News Service                      National Underwriter
Economist                                   NBC and affiliates
FACS of the Week                            New England Business
Fee Adviser                                 New England Cable News
Financial News Network                      New Orleans Times-Picayune
Financial Planning                          New York Daily News
Financial Planning on Wall Street           New York Times
Financial Research Corp.                    Newark Star Ledger
Financial Services Week                     Newsday
Financial World                             Newsweek

Nightly Business Report                         World Wide Web
Orange County Register                          Worth Magazine
Orlando Sentinel                                WRKO
Palm Beach Post
Pension World
Pensions and Investments
Personal Investor
Philadelphia Inquirer
Porter, Sylvia (syndicated column)
Portland Oregonian
Prodigy
Public Broadcasting Service
Quinn, Jane Bryant (syndicated column)
Registered Representative
Research Magazine
Resource
Reuters
Rocky Mountain News
Rukeyser's Business (syndicated column)
Sacramento Bee
San Diego Tribune
San Francisco Chronicle
San Francisco Examiner
San Jose Mercury
Seattle Post-Intelligencer
Seattle Times
Securities Industry Management
Smart Money
St. Louis Post Dispatch
St. Petersburg Times
Standard & Poor's Outlook
Standard & Poor's Stock Guide
Stanger's Investment Advisor
Stockbroker's Register
Strategic Insight
Tampa Tribune
Time
Tobias, Andrew (syndicated column)
Toledo Blade
UP
US News and World Report
USA Today
USA TV Network
Value Line
Wall Street Journal
Wall Street Letter
Wall Street Week
Washington Post
WBZ
WBZ-TV
WCVB-TV
WEEI
WHDH
Worcester Telegram

                                                                 APPENDIX B



                    ADVERTISING AND PROMOTIONAL LITERATURE


Loomis Sayles Investment Trust advertising and promotional material may include, but is not limited to, discussions of the following information:


 .    Loomis Sayles Investment Trust's participation in wrap fee and no transaction fee programs


 .    Characteristics of Loomis Sayles including the number and locations of its offices, its investment practices and clients


 .    Specific and general investment philosophies, strategies, processes and techniques


 .    Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services


 .    Industry conferences at which Loomis Sayles participates


 .    Current capitalization, levels of profitability and other financial information


 .    Identification of portfolio managers, researchers, economists, principals and other staff members and employees


 .    The specific credentials of the above individuals, including but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors


 .    Specific identification of, and general reference to, current individual, corporate and institutional clients, including pension and profit sharing plans


 .    Current and historical statistics relating to:


     -total dollar amount of assets managed
     -Loomis Sayles assets managed in total and by Fund
     -the growth of assets
     -asset types managed


     References may be included in Loomis Sayles Investment Trust's advertising and promotional literature about 401(k) and retirement plans, if any, that offer the Fund. The information may include, but is not limited to:


 .    Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers or plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and firms with whom Loomis Sayles may or may not have a relationship.


 .    Specific and general reference to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the Fund as a 401(k) or retirement plan funding vehicle produced by industry authorities, research organizations and publications.

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+INFORMATION CONTAINED HEREIN PERTAINING TO THE FUND IS SUBJECT TO COMPLETION + +OR AMENDMENT. THIS STATEMENT OF ADDITIONAL INFORMATION SHALL NOT CONSTITUTE AN+ +OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY NOR SHALL THERE BE ANY + +SALE OF SECURITIES OF THE FUND IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION + +OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE +
+SECURITIES LAWS OF ANY SUCH STATE.                                            +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++


                        LOOMIS SAYLES INVESTMENT TRUST

                         LOOMIS SAYLES CORE GROWTH FUND

                      STATEMENT OF ADDITIONAL INFORMATION


                          ____________ __, 1996




This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus (the "Prospectus") of Loomis Sayles Core Growth Fund, a series of Loomis Sayles Investment Trust, dated _________ __, 1996, and should be read in conjunction therewith. A copy of the Prospectus may be obtained from Loomis Sayles Investment Trust, One Financial Center, Boston, Massachusetts 02111.

                              TABLE OF CONTENTS


INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS...................   2

MANAGEMENT OF THE TRUST...........................................   7

INVESTMENT ADVISORY AND OTHER SERVICES............................   9

PORTFOLIO TRANSACTIONS AND BROKERAGE.............................   11

DESCRIPTION OF THE TRUST.........................................   13

HOW TO BUY SHARES................................................   16

NET ASSET VALUE..................................................   16

REDEMPTIONS......................................................   16

INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS......   17

FINANCIAL STATEMENTS.............................................   19

CALCULATION OF TOTAL RETURN......................................   19

PERFORMANCE COMPARISONS..........................................   20

PERFORMANCE DATA.................................................   23

APPENDIX A --
      PUBLICATIONS THAT MAY CONTAIN FUND INFORMATION............   A-1

APPENDIX B --
      ADVERTISING AND PROMOTIONAL LITERATURE....................   B-1

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS


     The investment objective and policies of the Loomis Sayles Core Growth Fund (the "Fund") a series of Loomis Sayles Investment Trust (the "Trust"), are summarized in the Prospectus under "Investment Objective and Policies" and "More Information About the Fund's Investments." The investment policies of the Fund set forth in the Prospectus and in this Statement of Additional Information may be changed by Loomis, Sayles & Company, L.P. ("Loomis Sayles"), the Fund's investment adviser, subject to review and approval by the Trust's board of trustees (the "Trustees"), without shareholder approval except that the investment objective of the Fund as set forth in the Prospectus and any Fund policy explicitly identified as "Fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund (which means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which at least 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).


     In addition to its investment objective and policies set forth in the Prospectus the following investment restrictions are policies of the Fund (and those marked with an asterisk are fundamental policies of the Fund):


     The Fund will not:

     *(1) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     *(2) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

     *(3) Make loans. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public, is considered the making of a loan.)


     *(4) Change its classification pursuant to Section 5(b) of the Investment
          Company Act of 1940, as amended (the "1940 Act"), from a "diversified" to "non-diversified" management investment company.


     *(5) Purchase any security (other than U.S. Government Securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries.)

     *(6) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes; however, the Fund's use of reverse repurchase agreements and "dollar roll" arrangements shall not constitute borrowing by the Fund for purposes of this restriction.

     *(7) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

     *(8) Issue senior securities. (For the purposes of this restriction none of the following is deemed to be a senior security: any pledge, mortgage, hypothecation or other encumbrance of assets; any borrowing permitted by restriction (6) above; any collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of or entry into options, forward contracts, futures contracts, options on futures contracts, swap contracts or any other derivative investments to the extent that Loomis Sayles determines that the Fund is not required to treat such investments as senior securities pursuant to the pronouncements of the Securities and Exchange Commission (the "SEC") or its staff.)

          Although the Fund has no current intention of investing in repurchase agreements, the Fund intends, based on the views of the staff of the SEC, to restrict its investments, if any, in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (7) above.

     Although authorized to invest in restricted securities, the Fund, as a matter of non-fundamental operating policy, currently does not intend to invest in such securities, except Rule 144A securities.

Portfolio Turnover
------------------


     Portfolio turnover considerations will not limit Loomis Sayles's investment discretion in managing the Fund's assets. The Fund anticipates that its portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover rates involve higher costs such as higher brokerage commissions and higher levels of taxable gain. See "Portfolio Transactions and Brokerage" for a description of Loomis Sayles's brokerage practices and "Income Dividends, Capital Gain Distributions and Tax Status" for more information about the tax consequences of investing in the Fund.

U.S. Government Securities
--------------------------

     U.S. Government Securities include direct obligations of the U.S. Treasury, as well as securities issued or guaranteed by U.S. Government agencies, authorities and instrumentalities, including, among others, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Housing Administration, the Resolution Funding Corporation, the Federal Farm Credit Banks, the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association and the Small Business Administration. More detailed information about some of these categories of U.S. Government Securities follows.


     .    U.S. Treasury Bills - Direct obligations of the United States Treasury
          -------------------
which are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.


     .    U.S. Treasury Notes and Bonds - Direct obligations of the United
          -----------------------------
States Treasury issued in maturities that vary between one and forty years, with interest normally payable every six months. They are backed by the full faith and credit of the U.S. Government.

     .
          "Ginnie Maes" - Debt securities issued by a mortgage banker or other
          -------------
mortgagee which represent interests in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder of Ginnie Maes along with regular monthly payments of principal and interest.


     .    "Fannie Maes" - The Federal National Mortgage Association ("FNMA")
          -------------
is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.


     .    "Freddie Macs" - The Federal Home Loan Mortgage Corporation
          --------------
("FHLMC") is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC'S National

Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. Government.


     As described in the Prospectus, U.S. Government Securities Generally do not involve the credit risks associated with investments in other types of fixed income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from corporate fixed income securities. Like other fixed income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value.

When-Issued Securities
----------------------


     As described in the Prospectus, the Fund may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when the Fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Fund purchases securities in this manner (i.e. on a when-issued or delayed-delivery basis), it is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. The Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting the Fund's investment criteria. The Fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

Convertible Securities
----------------------


     Convertible securities include corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities at a stated price or rate. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their value will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity Security, however, so that when the price of the underlying equity security falls, the decline in the price of the convertible security may sometimes be less substantial than that of the underlying equity security. Due to the conversion feature, convertible securities generally yield less than nonconvertible fixed income securities of similar credit quality and maturity. The Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. Because conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially.

Zero Coupon Bonds
-----------------


     Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligations or for an initial period after the issuance of the obligations. Such bonds are issued and traded at discounts from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon bonds having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code (the "Code"), the Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon bonds. Because an investor investing in zero coupon bonds will not on a current basis receive cash payments from the issuer in respect of accrued original issue discount, the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.


Repurchase Agreements
---------------------


     The Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash . Although the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto and (b) inability to enforce rights and the expenses involved in attempted enforcement.

Rule 144A Securities
--------------------

     The Fund may purchase Rule 144A securities. These are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trustees, that a particular issue of Rule 144A securities is liquid. Under the guidelines, Loomis Sayles considers such factors as: (1) the frequency of trades and quotes for a security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of marketplace trades therefor.

                            MANAGEMENT OF THE TRUST

     The trustees and officers of the Trust and their principal occupations during the past five years are as follows:


DANIEL J. FUSS (63) -- President.  Executive Vice President and Director,
                       ---------
Loomis Sayles.


MARK W.  HOLLAND (47) -- Secretary and Treasurer.  Vice President-Finance
                         -----------------------
     and Administration, Loomis Sayles.

TIMOTHY J. HUNT (64) -- Trustee.  4 Dennett Road, Marblehead, Massachusetts.
                        -------
     Retired. Formerly, Vice President and Director of Fixed Income Research, Loomis Sayles.

ROBERT J.  BLANDING (49) -- Executive Vice President. 465 First Street West,
                            ------------------------
     Sonoma, California. President and Chairman, Loomis Sayles.

WILLIAM F. CAMP (35) -- Vice President.  1533 North Woodward, Bloomfield Hills,
                        --------------
     Michigan. Vice President, Loomis Sayles. Formerly, Portfolio Manager, Kmart Corporation.


WILLIAM J. DRISCOLL (37) -- Vice President.  Vice President, Loomis Sayles.
                            --------------
     Formerly, Vice President, Merrill Lynch.

QUENTIN P. FAULKNER (58) -- Vice President.  Vice President, Loomis Sayles.
                            --------------

KATHLEEN C. GAFFNEY (34) -- Vice President.  Vice President, Loomis Sayles.
                            --------------


ROBERT K.  PAYNE (54) -- Vice President.  555 California Street, San Francisco,
                         --------------
     California. Vice President, Loomis Sayles.

ANTHONY J. WILKINS (54) -- Vice President.  Vice President, Loomis Sayles.
                           --------------

JEFFREY L. MEADE (46) -- Vice President.  Chief Operating Officer and Director,
                         --------------
     Loomis Sayles.


JOHN F. YEAGER (33) -- Vice President.  Vice President, Loomis Sayles; formerly
                       --------------
     Vice President-Marketing, INVESCO Funds Group and Assistant Comptroller, INVESCO Capital Management.


SHEILA M. BARRY (51) -- Secretary. Assistant General Counsel and Vice President,
                        ---------
     Loomis Sayles. Formerly, Senior Counsel and Vice President, New England Funds, L.P.

     Previous positions during the past five years with Loomis Sayles are omitted, if not materially different from the positions listed. Except as indicated above, the address of each officer of the Trust affiliated with Loomis Sayles is One Financial Center, Boston, Massachusetts 02111.


     The Trust pays no compensation to its officers listed above who are interested persons of the Trust. Each Trustee who is not affiliated with Loomis Sayles is compensated at the rate of $10,000 per annum. No Trustee received compensation from any other investment company which is advised by Loomis Sayles or its affiliates or which holds itself out to investors as being related to the Trust.


                             Compensation  Table
                    for the period ended December 31, 1995

--------------------------------------------------------------------------------------------------
     (1)                 (2)            (3)                 (4)             (5)

Name of Person,      Aggregate       Pension or         Estimated          Total
  Position         Compensation      Retirement          Annual         Compensation
                    from Trust        Benefits         Benefits Upon    From Trust and
                                    Accrued as Part     Retirement       Fund Complex
                                    of Fund Expenses                     Paid to Trustee

--------------------------------------------------------------------------------------------------
Timothy J. Hunt,        $ 0               $ 0               $ 0              $ 0
 Trustee

     As of the date hereof, the Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund.


     As of November 7, 1996, each of Jewish Federation of Rhode Island, Brockton Hospital Pension Trust and Brockton Health Corp. Endowment Plan may be deemed to control the Fund because it owned of record more than 25% of the Fund's shares. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholder. The following table sets forth the name, address and percentage ownership of each holder of 5% or more of the Fund's outstanding securities as of November 7, 1996:

Shareholder                         Address                                  Percentage of Shares Held
-----------                         -------                                  -------------------------
Jewish Federation of                130 Sessions Street                                26.76
Rhode Island                        Providence, RI  02902

Brockton Hospital                   680 Centre Street                                  28.97
Pension Trust                        Brockton, MA  02402-3395

Brockton Health Corp.               680 Centre Street                                  39.81
Endowment Plan                      Brockton, MA  02402-3395


                     INVESTMENT ADVISORY AND OTHER SERVICES


     Advisory Agreement.  Loomis Sayles serves as investment adviser to the Fund
     ------------------
under an advisory agreement with the Trust dated August 30, 1996. Under the advisory agreement, Loomis Sayles manages the investment and reinvestment of the assets of the Fund and generally administers its affairs, subject to supervision by the Trustees. Loomis Sayles furnishes, at its own expense, all necessary office space, office supplies, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services. For these services, the advisory agreement provides that the Fund shall pay Loomis Sayles a monthly investment advisory fee at the annual rate of .50% of the fund's average weekly net assets.

     Under the advisory agreement, if the total ordinary business expenses of the Fund or the Trust as a whole for any fiscal year exceed the lowest applicable limitation (based on percentage of average net assets or income) prescribed by any state in which the shares of the Fund or the Trust are qualified for sale, Loomis Sayles shall pay such excess.


     As described in the Prospectus, Loomis Sayles has voluntarily undertaken for an indefinite period to limit the Fund's total operating expenses. These arrangements may be modified or terminated by Loomis Sayles at any time, subject to prior notice to shareholders.

     During the 1995 fiscal period (October 1, 1995 to December 31, 1995), Loomis Sayles received the following amount of investment advisory fees from the Fund and bore the following amounts of fee Waivers and expense Assumptions for the Fund:

                                                                                              FEE WAIVERS
          PERIOD                              Advisory  Fees                                       and
          ------                              --------------                                  EXPENSE ASSUMPTIONS

          1995                                    $6,994                                         $10,955



     The advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not "Interested persons" of the Trust or Loomis Sayles, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the advisory agreement must be approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval.


     The advisory agreement may be terminated without penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty days' written notice to Loomis Sayles, or by Loomis Sayles upon ninety days' written notice to the Trust, and it terminates automatically in the event of its assignment, as that term is defined in the 1940 Act. In addition, the agreement will automatically terminate if the Trust or the Fund shall at any time be required by Loomis Sayles to eliminate all reference to the words "Loomis" or "Sayles" in the name of the Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the Fund and by a majority of the Trustees who are not interested persons of the Trust or Loomis Sayles, cast in person at a meeting called for the purpose of voting on such approval.

    The advisory agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.


     Loomis Sayles acts as investment adviser to the eleven series of the Loomis Sayles Funds, each A series of a registered open-end diversified management investment company. Loomis Sayles acts as investment adviser or sub-adviser to New England Star Advisers Fund, New England Value Fund, New England Capital Growth Fund, New England Balanced Fund and New England Strategic Income Fund, which are series of New England Funds Trust I, a registered open-end management investment company, one series of New England Funds Trust III, a registered open-end management investment company and to the Avanti Growth Series, the Balanced Series and the Small Cap Series of New England Zenith Funds, which is also a registered open-end management investment company. Loomies Sayles also provides investments advice to numerous other corporate and fiduciary clients.


     Loomis Sayles's sole general partner is Loomis Sayles & Company, Inc., which is a wholly-owned subsidiary of NEIC Holdings, Inc., a wholly-owned subsidiary of New England Investment Companies L.P. ("NEIC"). NEIC'S sole general partner is New England Investment Companies, Inc., which is a wholly-owned subsidiary of Met Life New England Holdings, Inc., a wholly-owned subsidiary of Metropolitan Life Insurance Company.


     Trustees and officers of the Trust who hold positions with Loomis Sayles are listed under "Management of the Trust" in this Statement of Additional Information. [Certain officers and trustees of the Trust also serve as officers, directors and trustees of other investment companies and clients advised by Loomis Sayles.] The other investment companies and clients sometimes invest in securities in which the Fund also invests. If the Fund and such other investment companies or clients desire to buy or sell the same portfolio securities at the same time, purchases and sales may be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund. It is the opinion of the Trustees that the desirability of retaining Loomis Sayles as investment adviser for the Fund outweighs the disadvantages, if any, which might result from these practices.


     Custodial Arrangements.  State Street Bank and Trust Company ("State
     ----------------------
Street"), Boston, Massachusetts 02102, is the Trust's custodian. As such, State Street holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, State Street receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street also maintains certain accounts and records of the fund and calculates the total net asset value, total net income and net asset value per share of the Fund on a daily basis.


     Independent Accountants.  The  Fund's independent accountants are Coopers &
     -----------------------
Lybrand L.L.P. ("Coopers & Lybrand"), One Post Office Square, Boston, Massachusetts 02109. Coopers & Lybrand conducts an annual audit of the Trust's financial statements, assists in the preparation of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     In placing orders for the purchase and sale of portfolio securities for the Fund, Loomis Sayles always seeks the best price and execution. Transactions are carried out through broker-dealers who make the primary market for securities unless, in the judgment of Loomis Sayles, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.


     Loomis Sayles selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid for a transaction. However, the Fund will only pay commissions that Loomis Sayles believes to be competitive with generally prevailing rates. Loomis Sayles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Fund will not pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker which do not contribute to the best price and execution of the transaction.


     Receipt of research services from brokers may sometimes be a factor in selecting a broker which Loomis Sayles believes will provide the best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Loomis Sayles's expenses. Such services may be used by Loomis Sayles in servicing other client accounts and in some cases may not be used with respect to the Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.


     The following table sets forth for the 1995 fiscal period (October 1, 1995 to December 31, 1995) (1) the aggregate dollar amount of brokerage commissions paid on portfolio transactions during the period, (2) the dollar amount of transactions on which commissions were paid during such period that were directed to brokers providing research services ("directed transactions") and
(3) the dollar amount of commissions paid on directed transactions during such period:

                     (1)               (2)                 (3)
                Aggregate                              Commissions
                Brokerage            Directed          On Directed
      Period   Commissions   ($)   Transactions  ($)   Transactions   ($)
      ------   ------------        ------------        ------------
       1995        $7,158                $0                  $0


                            DESCRIPTION OF THE TRUST



     The Trust, registered with the SEC as a diversified open-end management investment company, is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust (the "Declaration of Trust") dated December 23, 1993.

     The Declaration of Trust currently permits the Trustees to issue an unlimited number of full and fractional shares of each series. Each share of the Fund represents an equal proportionate interest in the Fund with each other share of the Fund and is entitled to a proportionate interest in the dividends and distributions from the Fund. The shares of the Fund do not have any preemptive rights. Upon termination of the Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.


     The assets received by the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the Fund. The underlying assets are segregated and are charged with the expenses with respect to the Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular series of the Trust are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of the Fund, certain expenses may be legally chargeable against the assets of all series.


     The Declaration of Trust also permits the Trustees, without shareholder approval, to issue shares of the Trust in one or more series, and to subdivide any series of shares into various classes of shares with such dividend preferences and other rights as the Trustees may designate. While the Trustees have no current intention to subdivide any series of shares into classes, this flexibility is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently, or to permit shares of a series to be distributed through more than one distribution channel, with the costs of the particular means of distribution (or costs of related services) to be borne by the shareholders who purchase through that means of distribution. The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such an additional or merged portfolio would be evidenced by a separate series of shares (i.e., a new "Fund").



     The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or the Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust or the Fund, respectively. The Declaration of Trust further provides that the Trustees may also terminate the Trust or the Fund upon written notice to the shareholders. As a matter of policy, however, the Trustees will not terminate the Trust or the Fund without submitting the matter to a vote of the shareholders of the Trust or the Fund, respectively.

Voting Rights
-------------


     As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.


     The Declaration of Trust provides that on any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote shall be voted together irrespective of series or sub-series unless the rights of a particular series or sub-series would be adversely affected by the vote, in which case a separate vote of that series or sub-series shall also be required to decide the question. Also, a separate vote for each series or sub-series shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are substantially identical or that the matter does not affect any interest of such class. On matters exclusively affecting an individual series, only shareholders of that series are entitled to vote. Consistent with the current position of the SEC, shareholders of all series vote together, irrespective of series, on the election of Trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory agreement relating to that series. Voting rights are not cumulative.


     There will normally be no meetings of shareholders for the purpose of electing Trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written requuest of the shareholders not less than 10% of the outstanding shares.


     Upon written request by the holders of shares having a net asset value constituting 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

     Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.


     No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except
(i) to change the Trust's name or to cure technical problems in the Declaration of Trust, (ii) to establish, change or eliminate the par value of any shares (currently all shares have no par value) and (iii) to issue shares of the Trust in one or more series, and to subdivide any series of shares into various classes of shares with such dividend preferences and other rights as the Trustees may designate.

Shareholder and Trustee Liability
---------------------------------


     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund . However, the Declaration of Trust disclaims shareholder liability for acts or obligations of each fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.


     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Trust. No officer or Trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                               HOW TO BUY SHARES


     The procedures for purchasing shares of the Fund and for determining the
 offering price of   such shares are summarized in the  Prospectus under "How
 to Purchase Shares."

                                NET ASSET VALUE


     The net asset value of the shares of the Fund is determined by dividing the Fund's total net assets (the excess of its assets over its liabilities) by the total number of shares of the Fund outstanding and rounding to the nearest cent. Such determination is made weekly and as of the close of regular trading on the New York Stock Exchange (the "Exchange") on any day on which an order for purchase or redemption of the Fund's shares is received and on which the Exchange is open for unrestricted trading. During the twelve months following the date of this Statement of Additional Information, the Exchange is expected to be closed on the following weekdays: Memorial Day as observed, Independence Day, Labor Day, Thanksgiving Day, Christmas Day , New Year's Day, Presidents' Day and Good Friday. Equity securities listed on an established securities exchange or on the NASDAQ National Market System are normally valued at their last sale price on the exchange where primarily traded or, if there is no reported sale during the day, and in the case of over the counter securities not so listed, at the last bid price. Long-term debt securities are valued by a pricing service, which determines valuations of normal institutional-size trading units of long-term debt securities. Such valuations are determined using methods based on market transactions for comparable securities and on various relationships among securities that are generally recognized by institutional traders. Other securities for which current market quotations are not readily available (including restricted securities, if any) and all other assets are taken at fair value as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.


     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of regular trading on the Exchange. Occasionally, events affecting the value of foreign securities not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange, which events will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of the Fund's portfolio securities occur during such period, then these securities will be valued at their fair value as determined in good faith or in accordance with procedures approved by the Trustees.

                                  REDEMPTIONS


     The procedures for redemption of Fund shares are summarized in the
Prospectus under   "How to Redeem Shares."

     The redemption price will be the net asset value per share next determined
     --------------------------------------------------------------------------
after the   redemption request and any necessary special documentation are
----------  --------------------------------------------------------------
received by the Trust in proper form.  Proceeds resulting from a written
------------------------------------
redemption request will normally be mailed to you within
     seven days after receipt of your request in good order. In those cases where you have recently purchased your shares by check and your check was received less than fifteen days prior to the redemption request, the Fund may withhold redemption proceeds until your check has cleared.

     The Fund will normally redeem shares for cash; however, the Fund reserves the right to pay the redemption price wholly or partly in kind if the Trustees determine it to be advisable in the interest of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities.


     A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See "Income Dividends, Capital Gain Distributions and Tax Status."

          INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS


     As described in the Prospectus under "Dividends, Capital Gain Distributions and Taxes," it is the policy of the Fund to pay its shareholders annually, as dividends, substantially all of the Fund's net income and to distribute to its shareholders annually substantially all net realized capital gains, if any, after offset by any capital loss carryovers.

     Income dividends and capital gain distributions are payable in full and fractional shares of the Fund based upon the net asset value determined as of the close of regular trading on the Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to the Trust. In order for an election to be in effect for any dividend or distribution, it must be received by the Trust on or before the record date for such dividend or distribution.


     As required by federal law, information concerning the federal tax status of distributions from the Fund will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.



     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order so to qualify, the Fund must, among other things: (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; (ii) derive less than 30% of its gross income from gains from the sale or other disposition of securities held for less than three months; (iii) distribute each year at least 90% of its dividend, interest and certain other income; and (iv) at the end of each fiscal quarter hold at least 50% of the value of its total assets in cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities that represent, with respect to each issuer, no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of the value of its total assets in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses. To the extent the Fund qualifies for treatment as a regulated investment company, it will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.



     A nondeductible excise tax will be imposed at the rate of 4% on the excess, if any, of the Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "Required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income realized during the one-year period ending on October 31 (or December 31, if the Fund is permitted to so elect and so elects) plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. Dividends and distributions declared by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.


     Dividends and distributions on Fund shares received shortly after their purchase, although economically a return of capital, are subject to federal income taxes as described herein and in the Prospectus to the extent the dividends and distributions do not exceed the Fund's current and accumulated earnings and profits.


     Redemptions and exchanges of the Fund's shares are taxable events and, accordingly, shareholders may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized will generally be long-term capital gain or loss, and will otherwise be short-term capital gain or loss. However, if a shareholder sells Fund shares at a loss within six months after purchasing the shares, the loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. Furthermore, all or a portion of any loss will be disallowed on the taxable disposition of Fund shares if the shareholder acquires other shares of the Fund within 30 days before or after the disposition.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and the regulations thereunder currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action, respectively.

     Dividends and distributions also may be subject to state and local taxes.
Shareholders are   urged to consult their tax advisers regarding specific
questions as to federal, state or local taxes.

     The foregoing discussion relates solely to U.S. federal income tax law.Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

                              FINANCIAL STATEMENTS


     The financial statements of the Fund included in its 1996 Semiannual Report and 1995 Annual Report are incorporated herein by reference to such 1996 Semiannual Report and 1995 Annual Report. Copies of such 1996 Semiannual Report and 1995 Annual Report are available without charge upon request by writing Loomis Sayles, One Financial Center, Boston, Massachusetts 02111 or telephoning
(617) 482-2450.


                       CALCULATION OF TOTAL RETURN


     Total Return.  Total Return with respect to the Fund is a measure of the
     ------------
change in value of an investment in the Fund over the period covered, and assumes any dividends or capital gains distributions are reinvested immediately, rather than paid to the investor in cash. The formula for total return used herein includes four steps: (1) adding to the total number of shares purchased through a hypothetical $1,000 investment in the fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing the resulting account value by the initial $1,000 investment.

                            PERFORMANCE COMPARISONS


     Total Return.  The Fund may from time to time include the total return of
     ------------
its shares in advertisements or information furnished to present or prospective shareholders. The Fund may from time to time include in advertisements or information furnished to present or prospective shareholders (i) the ranking of performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Inc. or Micropal, Inc. as having similar investment objectives, (ii) the rating assigned to the Fund by Morningstar, Inc. based on the Fund's risk-adjusted performance relative to other mutual funds in its broad investment class, and/or (iii) the ranking of performance figures relative to such figures for mutual funds in its general investment category as determined by CDA/Weisenberger's Management Results.


     Lipper Analytical Services, Inc. distributes mutual fund rankings monthly.
     --------------------------------
The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. they do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.


     Micropal, Inc. distributes mutual fund rankings weekly and monthly. The
     ------------------------------------------------------------------
rankings are based upon performance calculated by Micropal, generally reflecting changes in net asset value that can be adjusted for the reinvestment of capital gains and dividends. If deemed appropriate by the user, performance can also reflect deductions for sales charges. Micropal rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year and 10-year performance. Micropal classifies mutual funds by investment objective and asset category.


     Morningstar, Inc. distributes mutual fund ratings twice a month.  The
     -----------------
ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investor Service, Inc.


     CDA/Weisenberger's Management Results publishes mutual fund rankings and is
     -------------------------------------
distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.


     Performance information may also be used to compare the performance of the Fund to certain widely acknowledged standards or indices for stock and bond market performance, such as those listed below.


     Consumer Price Index.  The Consumer Price Index, published by the U.S.
     --------------------
Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.


     Dow Jones Industrial Average.  The Dow Jones Industrial Average is a
     ----------------------------
market value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.


     Lehman Brothers Government/Corporate Bond Index.  The Lehman Brothers
     ------------------------------------------------
Government/Corporate Bond Index is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.


     Lehman Brothers 1-3 Year Government Index.  The Index contains fixed
     ------------------------------------------
rate debt issues of the U.S. government or its agencies rated investment grade or higher with at least one year maturity and an outstanding par value of at least $100 million for U.S. government issues.


     Lehman Brothers Government Bond Index.  The Lehman Brothers Government
     --------------------------------------
Bond Index is composed of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government.


     Lehman Brothers Municipal Bond Index.  The Lehman Brothers Municipal
     -------------------------------------
Bond Index is computed from the prices of approximately 21,000 bonds consisting of roughly 30% revenue bonds, 30% government obligation bonds, 27% insured bonds and 13% prerefunded bonds.


     MSCI-EAFE Index.  The MSCI-EAFE Index contains over 1000 stocks from
     ----------------
20 different countries with Japan (approximately 50%), United Kingdom, France and Germany being the most heavily weighted.


     MSCI-EAFE ex-Japan Index.  The MSCI-EAFE ex-Japan Index consists of
     -------------------------
all stocks contained in the MSCI-EAFE Index, other than stocks from Japan.

     Merrill Lynch Government/Corporate Index.  The Merrill Lynch Government/
     -----------------------------------------
Corporate Index is a composite of approximately 4,900 U.S. government and corporate debt issues with at least $25 million outstanding, greater than one year maturity, and credit ratings of investment grade or higher.


     Merrill Lynch High Yield Index.  The Merrill Lynch High Yield Index
     -------------------------------
includes over 750 issues and represents public debt greater than $10 million (original issuance rated BBB/BB and below).


     Russell 2000 Index.  The Russell 2000 Index is comprised of the 2000
     ------------------
smallest of the 3000 largest U.S.-domiciled corporations, ranked by market capitalization.


     Salomon Brothers World Government Bond Index.  The Salomon Brothers World
     --------------------------------------------
Government Bond Index includes a broad range of institutionally-traded fixed-rate government securities issued by the national governments of the nine countries whose securities are most actively traded. The index generally excludes floating- or variable-rate bonds, securities aimed principally at non-institutional investors (such as U.S. Savings Bonds) and private-placement type securities.


     Standard & Poor's/Barra Growth Index.  The Standard & Poor's/Barra Growth
     -------------------------------------
Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the highest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.


     Standard & Poor's/Barra Value Index.  The Standard & Poor's/Barra Value
     ------------------------------------
Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.


     Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The S&P
     ------------------------------------------------------------------
500 is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange. The S&P 500 is the most common index for the overall U.S. stock market.


     From time to time, articles about the Fund regarding performance, rankings and other characteristics of the Fund may appear in publications including, but not limited to, the publications included in Appendix A. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. References to or reprints of such articles may be used in the Fund's promotional literature. References to articles regarding personnel of Loomis Sayles who have portfolio management responsibility may also be used in the Funds promotional literature. For additional information about the Fund's advertising and promotional literature, see Appendix B.


                             PERFORMANCE DATA

The manner in which total return of the Fund will be calculated for public use is described above. The following table summarizes the calculation of total return for the Fund since the commencement of operations.



                             PERFORMANCE DATA*


                                    Average
                                    Annual
                                     Total
                                    Return
                             from the Commencement
                            of Operations** through
                                    6/30/96

                                     5.33%



*Performance would have been lower if the management fee and certain other expenses had not been waived by Loomis Sayles. In the absence of this limitation, actual total return would have been 5.15% for the period since commencement of operations.


**Inception date of the Fund is October 1, 1995.

                                                                  APPENDIX A

                 PUBLICATIONS THAT MAY CONTAIN FUND INFORMATION


ABC and affiliates
Adam Smith's Money World
America On Line
Anchorage Daily News
Atlanta Constitution
Atlanta Journal
Arizona Republic
Austin American Statesman
Baltimore Sun
Bank Investment Marketing
Barron's
Bergen County Record (NJ)
Bloomberg Business News
Bond Buyer
Boston Business Journal
Boston Globe
Boston Herald
Broker World
Business Radio Network
Business Week
CBS and affiliates
CDA Investment Technologies
CFO
Changing Times
Chicago Sun Times
Chicago Tribune
Christian Science Monitor
Christian Science Monitor News Service
Cincinnati Enquirer
Cincinnati Post
CNBC
CNN
Columbus Dispatch
CompuServe
Dallas Morning News
Dallas Times-Herald
Denver Post
Des Moines Register
Detroit Free Press
Donoghues Money Fund Report
Dorfman, Dan (syndicated column)
Dow Jones News Service
Economist
FACS of the Week
Fee Adviser
Financial News Network
Financial Planning
Financial Planning on Wall Street
Financial Research Corp.
Financial Services Week
Financial World
Fitch Insights
Forbes
Fort Worth Star-Telegram
Fortune
Fox Network and affiliates
Fund Action
Fund Decoder
Global Finance
(the) Guarantor
Hartford Courant
Houston Chronicle
INC
Indianapolis Star
Individual Investor
Institutional Investor
International Herald Tribune
Internet
Investment Advisor
Investment Company Institute
Investment Dealers Digest
Investment Profiles
Investment Vision
Investor's Daily
IRA Reporter
Journal of Commerce
Kansas City Star
KCMO (Kansas City)
KOA-AM (Denver)
LA Times
Leckey, Andrew (syndicated column)
Life Association News
Lifetime Channel
Miami Herald
Milwaukee Sentinel
Money Magazine
Money Maker
Money Management Letter
Morningstar
Mutual Fund Market News
Mutual Funds Magazine
National Public Radio
National Underwriter
NBC and affiliates
New England Business
New England Cable News
New Orleans Times-Picayune
New York Daily News
New York Times
Newark Star Ledger

Newsday
Newsweek
Nightly Business Report
Orange County Register
Orlando Sentinel
Palm Beach Post
Pension World
Pensions and Investments
Personal Investor
Philadelphia Inquirer
Porter, Sylvia (syndicated column)
Portland Oregonian
Prodigy
Public Broadcasting Service
Quinn, Jane Bryant (syndicated column)
Registered Representative
Research Magazine
Resource
Reuters
Rocky Mountain News
Rukeyser's Business (syndicated column)
Sacramento Bee
San Diego Tribune
San Francisco Chronicle
San Francisco Examiner
San Jose Mercury
Seattle Post-Intelligencer
Seattle Times
Securities Industry Management
Smart Money
St. Louis Post Dispatch
St. Petersburg Times
Standard & Poor's Outlook
Standard & Poor's Stock Guide
Stanger's Investment Advisor
Stockbroker's Register
Strategic Insight
Tampa Tribune
Time
Tobias, Andrew (syndicated column)
Toledo Blade
UP
US News and World Report
USA Today
USA TV Network
Value Line
Wall Street Journal
Wall Street Letter
Wall Street Week
Washington Post
WBZ
WBZ-TV
WCVB-TV
WEEI
WHDH
Worcester Telegram
World Wide Web
Worth Magazine
WRKO

                                                                      APPENDIX B



                     ADVERTISING AND PROMOTIONAL LITERATURE


Loomis Sayles Investment Trust advertising and promotional material may include, but is not limited to, discussions of the following information:


 .    Loomis Sayles Investment Trust's participation in wrap fee and no transaction fee programs


 .    Characteristics of Loomis Sayles including the number and locations of its offices, its investment practices and clients


 .    Specific and general investment philosophies, strategies, processes and techniques


 .    Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services


 .    Industry conferences at which Loomis Sayles participates


 .    Current capitalization, level of profitabilitry and other financial information


 .    Identification of portfolio managers, researchers, economists, principals and other staff members and employees


 .    The specific credentials of the above individuals, including but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors


 .    Specific identification of, and general reference to, current individual, corporate and institutional clients, including pension and profit sharing plans


 .    Current and historical statistics relating to:
     -total dollar amount of assets managed
     -Loomis Sayles assets managed in total and by Fund
     -the growth of assets
     -asset types managed


     References may be included in Loomis Sayles Investment Trust's advertising and promotional literature about 401(k) and retirement plans, if any, that offer the Fund. The information may include, but is not limited to:


 .    Specific and general references to industry statistics regarding 401(k)
     and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers or plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and firms with whom Loomis Sayles may or may not have a relationship.


 .    Specific and general reference to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the Fund as a 401(k) or retirement plan funding vehicle produced by industry authorities, research organizations and publications.

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+INFORMATION CONTAINED HEREIN PERTAINING TO THE FUND IS SUBJECT TO COMPLETION + +OR AMENDMENT. THIS STATEMENT OR ADDITIONAL INFORMATION SHALL NOT CONSTITUTE + +AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY+ +SALE OF SECURITIES OF THE FUND IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION + +OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE +
+SECURITIES LAWS OF ANY SUCH STATE.                                            +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++


                        LOOMIS SAYLES INVESTMENT TRUST

                  LOOMIS SAYLES HIGH YIELD FIXED INCOME FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                                _____ __, 1996




This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus (the "Prospectus") of Loomis Sayles High Yield Fixed Income Fund, a series of Loomis Sayles Investment Trust, dated _____ __, 1996, and should be read in conjunction therewith. A copy of the Prospectus may be obtained from Loomis Sayles Investment Trust, One Financial Center, Boston, Massachusetts 02111.

                               TABLE OF CONTENTS
INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS..............  -2-

MANAGEMENT OF THE TRUST......................................  -7-

INVESTMENT ADVISORY AND OTHER SERVICES.......................  -8-

PORTFOLIO TRANSACTIONS AND BROKERAGE......................... -10-

DESCRIPTION OF THE TRUST..................................... -11-

HOW TO BUY SHARES............................................ -14-

NET ASSET VALUE.............................................. -14-

REDEMPTIONS.................................................. -15-

INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS.. -15-

CALCULATION OF YIELD AND TOTAL RETURN........................ -17-

PERFORMANCE COMPARISONS...................................... -18-

APPENDIX A --
    PUBLICATIONS THAT MAY CONTAIN FUND INFORMATION........... A-1

APPENDIX B --
    ADVERTISING AND PROMOTIONAL LITERATURE................... B-1

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS


     The investment objective and policies of the Loomis Sayles High Yield Fixed Income Fund (the "Fund"), a series of Loomis Sayles Investment Trust (the "Trust"), are summarized in the Prospectus under "Investment Objective and Policies" and "More Information About the Fund's Investments." The investment policies of the Fund set forth in the Prospectus and in this Statement of Additional Information may be changed by Loomis, Sayles & Company, L.P. ("Loomis Sayles"), the Fund's investment adviser, subject to review and approval by the Trust's board of trustees (the "Trustees"), without shareholder approval except that the investment objective of the Fund as set forth in the Prospectus and any Fund policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund (which means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which at Least 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).


     In addition to its investment objective and policies set forth in the Prospectus, the following investment restrictions are policies of the Fund (and those marked with an asterisk are fundamental policies of the Fund):

     The Fund will not:

     *(1) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     *(2) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

     *(3) Make loans. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public, is considered the making of a loan.)


     *(4) Change its classification pursuant to Section 5(b) of the Investment
          Company Act of 1940, as amended (the "1940 Act"), from a "diversified" to "non-diversified" management investment company.


     *(5) Purchase any security (other than U.S. Government Securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries.)

     *(6) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes; however, the Fund's use of reverse repurchase agreements and "dollar roll" arrangements shall not constitute borrowing by the Fund for purposes of this restriction.


     *(7) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the FUND'S net assets (based on current value) would then be invested in such securities.


     *(8) Issue senior securities. (For the purposes of this restriction none of the following is deemed to be a senior security: any pledge, mortgage, hypothecation or other encumbrance of assets; any borrowing permitted by restriction (6) above; any collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of or entry into options, forward contracts, futures contracts, options on futures contracts, swap contracts or any other derivative investments to the extent that Loomis Sayles determines that the Fund is not required to treat such investments as senior securities pursuant to the pronouncements of the Securities and Exchange Commission (the "SEC") or its staff.)

     Although the Fund has no current intention of investing in repurchase agreements, the Fund intends, based on the views of the staff of the SEC, to restrict its investments, if any, in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (7) above.

     Although authorized to invest in restricted securities, the Fund, as a matter of non-fundamental operating policy, currently does not intend to invest in such securities, except Rule 144A securities.

Portfolio Turnover
------------------


     Portfolio turnover considerations will not limit Loomis Sayles's investment discretion in managing the Fund's assets. Although it is impossible to predict with certainty, it is expected that the annual portfolio turnover rate for the first full fiscal year of the Fund will not exceed 40%. The Fund anticipates that its portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover rates involve higher costs such as higher brokerage commissions and higher levels of taxable gain. See "Portfolio Transactions and Brokerage" for a description of Loomis Sayles's brokerage practices and "Income Dividends, Capital Gain Distributions and Tax Status" for more information about the tax consequences of investing in the Fund.

U.S. Government Securities
--------------------------

     U.S. Government Securities include direct obligations of the U.S. Treasury, as well as securities issued or guaranteed by U.S. Government agencies, authorities and instrumentalities, including, among others, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Housing Administration, the Resolution Funding Corporation, the Federal Farm Credit Banks, the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association and the Small Business Administration. More detailed information about some of these categories of U.S. Government Securities follows.


     .    U.S. Treasury Bills - Direct obligations of the United States Treasury
          -------------------
which are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.


     .    U.S. Treasury Notes and Bonds - Direct obligations of the United
          -----------------------------
States Treasury issued in maturities that vary between one and forty years, with interest normally payable every six months. They are backed by the full faith and credit of the U.S. Government.


     .    "Ginnie Maes" - Debt securities issued by a mortgage banker or other
           ------------
mortgagee which represents an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder of Ginnie Maes along with regular monthly payments of principal and interest.


     .    "Fannie Maes" - The Federal National Mortgage Association ("FNMA")
          -------------
is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.


     .    "Freddie Macs" - The Federal Home Loan Mortgage Corporation
          --------------
("FHLMC") is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC'S National

Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. Government.

     As described in the Prospectus, U.S. Government Securities generally do not involve the credit risks associated with investments in other types of fixed income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from corporate fixed income securities. Like other fixed income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value.

When-Issued Securities
----------------------


     As described in the Prospectus, the Fund may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when the Fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Fund purchases securities in this manner (i.e. on a when-issued or delayed-delivery basis), it is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. The Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting the Fund's investment criteria. The Fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the FUND'S payment obligation).

Convertible Securities
----------------------


     Convertible securities include corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities at a stated price or rate. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their value will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity security, however, so that when the price of the underlying equity security falls, the decline in the price of the convertible security may sometimes be less substantial than that of the underlying equity security. Due to the conversion feature, convertible securities generally yield less than nonconvertible fixed income securities of similar credit quality and maturity. The Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. Because conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially.

Zero Coupon Bonds
-----------------


     Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligations or for an initial period after the issuance of the obligations. Such bonds are issued and traded at discounts from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon bonds having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code (the "Code"), the Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon bonds. Because a fund investing in zero coupon bonds will not on a current basis receive cash payments from the issuer in respect of accrued original issue discount, the fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.

Repurchase Agreements
---------------------


     The Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash . Although the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto and (b) inability to enforce rights and the expenses involved in attempted enforcement.

Rule 144A Securities
--------------------


     The Fund may purchase Rule 144A securities. These are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trustees, that a particular issue of Rule 144A securities is liquid. Under the guidelines, Loomis Sayles considers such factors as: (1) the frequency of trades and quotes for a security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of marketplace trades therefor.




                            MANAGEMENT OF THE TRUST

     The trustees and officers of the Trust and their principal occupations during the past five years are as follows:


DANIEL J. FUSS (63) -- President.  Executive Vice President and Director,
                       ---------
     Loomis Sayles.


MARK W. HOLLAND (47) -- Secretary and Treasurer.  Vice President-Finance and
                        -----------------------
     Administration, Loomis Sayles.

TIMOTHY J. HUNT (64) -- Trustee.  4 Dennett Road, Marblehead, Massachusetts.
                        -------
     Retired. Formerly, Vice President and Director of Fixed Income Research, Loomis Sayles.

ROBERT J.  BLANDING (49) -- Executive Vice President.  465 First Street West,
                            ------------------------
     Sonoma, California.  President and Chairman, Loomis Sayles.

WILLIAM F. CAMP (35) -- Vice President.  1533 North Woodward, Bloomfield Hills,
                        --------------
     Michigan. Vice President, Loomis Sayles. Formerly, Portfolio Manager, Kmart Corporation.


WILLIAM J. DRISCOLL (37) -- Vice President.  Vice President, Loomis Sayles.
                            --------------
     Formerly, Vice President, Merrill Lynch.

QUENTIN P. FAULKNER (58) -- Vice President.  Vice President, Loomis Sayles.
                            --------------

KATHLEEN C. GAFFNEY (34) -- Vice President.  Vice President, Loomis Sayles.
                            --------------

ROBERT K.  PAYNE (54) -- Vice President.  555 California Street, San Francisco,
                         --------------
     California.  Vice President, Loomis Sayles.

ANTHONY J. WILKINS (54) -- Vice President.  Vice President, Loomis Sayles.
                               --------------
JEFFREY L. MEADE (46) -- Vice President. Chief Operating Officer and Director,
                         --------------
Loomis Sayles.

JOHN F. YEAGER (33) -- Vice President. Vice President, Loomis Sayles; formerly
                       --------------
Vice President-Marketing, INVESCO Funds Group and Assistant Comptroller, INVESCO Capital Management.

SHEILA M. BARRY (51) -- Secretary. Assistant General Counsel and Vice President,
                        ---------
Loomis Sayles. Formerly, Senior Counsel and Vice President, New England Funds, L.P.


     Previous positions during the past five years with Loomis Sayles are omitted, if not materially different from the positions listed. Except as indicated above, the address of each officer of the Trust affiliated with Loomis Sayles is One Financial Center, Boston, Massachusetts 02111.


     The Trust pays no compensation to its officers listed above who are interested persons of the Trust. Each Trustee who is not affiliated with Loomis Sayles is compensated at the rate of $10,000 per annum. No Trustee received compensation from any other investment company which is advised by Loomis Sayles or its affiliates or which holds itself out to investors as being related to the Trust.

     As of the date hereof, the Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund.

        As of November 7, 1996, Frederic C. Hamilton may be deemed to control the Fund because he owned of record more than 25% of the Fund's shares. As a result, it may not be possible for matters subject to a vote of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholder, and such shareholder may be able to approve such matters without the approval of any other shareholder. The following table sets forth the name, address and percentage ownership of each holder of 5% or more of the Fund's outstanding securities as of November 7, 1996:

Shareholder                Address              Percentage of Securities Held
-----------                -------              -----------------------------
Frederic C. Hamilton                                       100.00

     As of December 31, 1995, the Fund had not yet commenced operations.


                    INVESTMENT ADVISORY AND OTHER SERVICES


     Advisory Agreement.  Loomis Sayles serves as investment adviser to the Fund
     ------------------
under an advisory agreement with the Trust dated August 30, 1996. Under the advisory agreement, Loomis Sayles manages the investment and reinvestment of the assets of the Fund and generally administers its affairs, subject to supervision by the Trustees. Loomis Sayles furnishes, at its own expense, all necessary office space, office supplies, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services. For these services, the advisory agreement provides that the Fund shall pay Loomis Sayles a monthly investment advisory fee at the annual rate of .60% of the Fund's average weekly net assets.

     Under the advisory agreement, if the total ordinary business expenses of the Fund or the Trust as a whole for any fiscal year exceed the lowest applicable limitation (based on percentage of average net assets or income) prescribed by any state in which the shares of the Fund or the Trust are qualified for sale, Loomis Sayles shall pay such excess.


      As described in the Prospectus, Loomis Sayles has voluntarily undertaken for an indefinite period to limit the Fund's total operating expenses. These arrangements may be modified or terminated by Loomis Sayles at any time, subject to prior notice to shareholders.

     The advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust or Loomis Sayles, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the advisory agreement must be approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval.


     The advisory agreement may be terminated without penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty days' written notice to Loomis Sayles, or by Loomis Sayles upon ninety days' written notice to the Trust, and terminates automatically in the event of its assignment, as that term is defined in the 1940 Act. In addition, the agreement will automatically terminate if the Trust or the Fund shall at any time be required by Loomis Sayles to eliminate all reference to the words "Loomis" or "Sayles" in the name of the Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the Fund and by a majority of the Trustees who are not interested persons of the Trust or Loomis Sayles, cast in person at a meeting called for the purpose of voting on such approval.

     The advisory agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.


     Loomis Sayles acts as investment adviser to the eleven series of the Loomis Sayles Funds, each a series of a registered open-end diversified management investment company. Loomis Sayles acts as investment adviser or sub-adviser to New England Star Advisers Fund, New England Value Fund, New England Capital Growth Fund, New England Balanced Fund and New England Strategic Income Fund, which are series of New England Funds Trust I, a registered open-end management investment company, one series of New England Funds Trust III, a registered open-end management investment company and the Avanti Growth Series, the Balanced Series and the Small Cap Series of New England Zenith Funds, which is also a registered open-end management investment company. Loomis Sayles also provides investment advice to numerous other corporate and fiduciary clients.

     Loomis Sayles's sole general partner is Loomis Sayles & Company, Inc., which is a wholly-owned subsidiary of NEIC Holdings, Inc., a wholly-owned subsidiary of New England Investment Companies, L.P. ("NEIC"). NEIC's sole general partner is New England Investment Companies, Inc., which is a wholly-owned subsidiary of Met Life New England Holdings, Inc., a wholly-owned subsidiary of Metropolitan Life Insurance Company.


     Trustees and officers of the trust who hold positions with Loomis Sayles are listed under "Management of the Trust" in this Statement of Additional Information. Certain officers and

Trustees also serve as officers, directors and trustees of other investment companies and clients advised by Loomis Sayles. The other investment companies and clients sometimes invest in securities in which the Fund also invests. If the Fund and such other investment companies or clients desire to buy or sell the same portfolio securities at the same time, purchases and sales may be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund. It is the opinion of the Trustees that the desirability of retaining Loomis Sayles as investment adviser for the Fund outweighs the disadvantages, if any, which might result from these practices.





     Custodial Arrangements.  State Street Bank and Trust Company ("State
     ----------------------
Street "), Boston, Massachusetts 02102, is the Trust's custodian. As such, State Street holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, State Street receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income and net asset value per share of the Fund on a daily basis.


     Independent Accountants.  The  Fund's independent accountants are Coopers
     -----------------------
& Lybrand L.L.P. ("Coopers & Lybrand"), One Post Office Square, Boston, Massachusetts 02109. Coopers & Lybrand conducts an annual audit of the Trust's financial statements, assists in the preparation of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

     In placing orders for the purchase and sale of portfolio securities for the Fund, Loomis Sayles always seeks the best price and execution. Transactions are carried out through broker-dealers who make the primary market for securities unless, in the judgment of Loomis Sayles, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.


     Loomis Sayles selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid for a transaction. However, the Fund will only pay commissions that Loomis Sayles believes to be competitive with generally prevailing rates. Loomis Sayles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Fund will not pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker which do not contribute to the best price and execution of the transaction.


     Receipt of research services from brokers may sometimes be a factor in selecting a broker which Loomis Sayles believes will provide the best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Loomis Sayles's expenses. Such services may be used by Loomis Sayles in servicing other client accounts and in some cases may not be used with respect to the Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

                           DESCRIPTION OF THE TRUST


     The Trust, registered with the SEC as a diversified open-end management investment company, is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust (the "Declaration of Trust") dated December 23, 1993.

     The Declaration of Trust currently permits the Trustees to issue an unlimited number of full and fractional shares of each series. Each share of the Fund represents an equal proportionate interest in the Fund with each other share of the Fund and is entitled to a proportionate interest in the dividends and distributions from the Fund. The shares of the Fund do not have any preemptive rights. Upon termination of the Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.


     The assets received by the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the Fund. The underlying assets are segregated and are charged with the expenses with respect to the Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular series of the Trust are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of the Fund, certain expenses may be legally chargeable against the assets of all series.


     The Declaration of Trust also permits the Trustees, without shareholder approval, to issue shares of the Trust in one or more series, and to subdivide any series of shares into various classes of shares with such dividend preferences and other rights as the Trustees may designate. While the Trustees have no current intention to subdivide any series of shares into classes, this flexibility is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently, or to permit shares of a series to be distributed through more than one distribution channel, with the costs of the particular means of distribution (or costs of related services) to be borne by the shareholders who purchase through that means of distribution. The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such an additional or merged portfolio would be evidenced by a separate series of shares (i.e., a new "fund").


     The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or the Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust or the Fund, respectively. The Declaration of Trust further provides that the Trustees may also terminate the Trust or the Fund upon written notice to the shareholders. As a matter of policy, however, the Trustees will not terminate the Trust or the Fund without submitting the matter to a vote of the shareholders of the Trust or the Fund, respectively.

Voting Rights
-------------


     As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.


     The Declaration of Trust provides that on any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote shall be voted together irrespective of series or sub-series unless the rights of a particular series or sub-series would be adversely affected by the vote, in which case a separate vote of that series or sub-series shall also be required to decide the question. Also, a separate vote for each series or sub-series shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are substantially identical or that the matter does not affect any interest of such class. On matters exclusively affecting an individual series, only shareholders of that series are entitled to vote. Consistent with the current position of the SEC, shareholders of all series vote together, irrespective of series, on the election of Trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory agreement relating to that series. Voting rights are not cumulative.


     There will normally be no meetings of shareholders for the purpose of electing Trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

     Upon written request by the holders of shares having a net asset value constituting 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

     Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.


     No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except
(i) to change the Trust's name or to cure technical problems in the Declaration of Trust, (ii) to establish, change or eliminate the par value of any shares (currently all shares have no par value) and (iii) to issue shares of the Trust in one or more series, and to subdivide any series of shares into various classes of shares with such dividend preferences and other rights as the Trustees may designate.

Shareholder and Trustee Liability
---------------------------------


     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund . However, the Declaration of Trust disclaims shareholder liability for acts or obligations of each fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Trust. No officer or Trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                               HOW TO BUY SHARES


     The procedures for purchasing shares of the Fund and for determining the offering price of such shares are summarized in the Prospectus under "How to Purchase Shares."

                                NET ASSET VALUE


     The net asset value of the shares of the Fund is determined by dividing the Fund's total net assets (the excess of its assets over its liabilities) by the total number of shares of the Fund outstanding and rounding to the nearest cent. Such determination is made weekly and as of the close of regular trading on the New York Stock Exchange (the "Exchange") on any day on which an order for purchase or redemption of the Fund's shares is received and on which the Exchange is open for unrestricted trading. During the twelve months following the date of this Statement of Additional Information, the Exchange is expected to be closed on the following weekdays: Memorial Day as observed, Independence Day, Labor Day, Thanksgiving Day, Christmas Day , New Year's Day, Presidents' Day and Good Friday. Long-term debt securities are valued by a pricing service, which determines valuations of normal institutional-size trading units of long-term debt securities. Such valuations are determined using methods based on market transactions for comparable securities and on various relationships among securities that are generally recognized by institutional traders. Other securities for which current market quotations are not readily available (including restricted securities, if any) and all other assets are taken at fair value as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.


     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of regular trading on the Exchange. Occasionally, events affecting the value of foreign securities not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange, which events will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of the Fund's portfolio securities occur during such period, then these securities will be valued at their fair value as determined in good faith or in accordance with procedures approved by the Trustees.

                                  REDEMPTIONS


     The procedures for redemption of Fund shares are summarized in the Prospectus under "How to Redeem Shares."

     The redemption price will be the net asset value per share next determined
     --------------------------------------------------------------------------
after the redemption request and any necessary special documentation are
------------------------------------------------------------------------
received by the Trust in proper form.  Proceeds resulting from a written
------------------------------------
redemption request will normally be mailed to you within seven days after receipt of your request in good order. In those cases where you have recently purchased your shares by check and your check was received less than fifteen days prior to the redemption request, the Fund may withhold redemption proceeds until your check has cleared.

     The Fund will normally redeem shares for cash; however, the Fund reserves the right to pay the redemption price wholly or partly in kind if the Trustees determine it to be advisable in the interest of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities.


     A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See "Income Dividends, Capital Gain Distributions and Tax Status."

          INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS


     As described in the Prospectus under "Dividends, Capital Gain Distributions and Taxes" it is the policy of the Fund to pay its shareholders annually, as dividends, substantially all of the Fund's net income and to distribute to its shareholders annually substantially all net realized capital gains, if any, after offset by any capital loss carryovers.

     Income dividends and capital gain distributions are payable in full and fractional shares of the Fund based upon the net asset value determined as of the close of regular trading on the Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to the Trust. In order for an election to be in effect for any dividend or distribution, it must be received by the Trust on or before the record date for such dividend or distribution.

     As required by federal law, information concerning the federal tax status of distributions from the Fund will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order so to qualify, the Fund must, among other things: (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; (ii) derive less than 30% of its gross income from gains from the sale or other disposition of securities held for less than three months; (iii) distribute each year at least 90% of its dividend, interest and certain other income; and (iv) at the end of each fiscal quarter hold at least 50% of the value of its total assets in cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities that represent, with respect to each issuer, no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses. To the extent the Fund qualifies for treatment as a regulated investment company, it will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.


     A nondeductible excise tax will be imposed at the rate of 4% on the excess, if any, of the Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income realized during the one-year period ending on October 31 (or December 31, if the Fund is permitted to so elect and so elects) plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. Dividends and distributions declared by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.


     Dividends and distributions on Fund shares received shortly after their purchase, although economically a return of capital, are subject to federal income taxes as described herein and in the Prospectus to the extent the dividends and distributions do not exceed the Fund's current and accumulated earnings and profits.


     Redemptions and exchanges of the Fund's shares are taxable events and, accordingly, shareholders may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized will generally be long-term capital gain or loss, and will otherwise be short-term capital gain or loss. However, if a shareholder sells Fund shares at a loss within six months after purchasing the shares, the loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. Furthermore, all or a portion of any loss will be disallowed on the taxable disposition of Fund shares if the shareholder acquires other shares of the Fund within 30 days before or after the disposition.

     The Fund's transactions in foreign currency-denominated debt securities may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and the regulations thereunder currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action, respectively.

     Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state or local taxes.

     The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).


                     CALCULATION OF YIELD AND TOTAL RETURN



     Yield.  The Fund's yield will be computed by dividing the Fund's net
     -----
investment income for a recent 30-day period by the maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The Fund's yield will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Trust allocated to the Fund. These factors, and possible differences in the methods used in calculating yield, should be considered when comparing the Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objective and policies of the Fund.


     At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any historical results will continue.


     Investors in the Fund are specifically advised that the net asset value per share of the Fund may vary, just as yields for the Fund may vary. An investor's focus on yield to the exclusion of the consideration of the value of shares of the Fund may result in the investor's misunderstanding the total return he or she may derive from the Fund.


     Total Return.  Total Return with respect to the Fund is a measure of the
     ------------
change in value of an investment in the Fund over the period covered, and assumes any dividends or capital gains distributions are reinvested immediately, rather than paid to the investor in cash. The formula for total return used herein includes four steps: (1) adding to the total number of shares purchased through a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing the resulting account value by the initial $1,000 investment.


                            PERFORMANCE COMPARISONS


     Yield and Total Return.  The Fund may from time to time include the yield
     -----------------------
and/or total return of its shares in advertisements or information furnished to present or prospective shareholders. The Fund may from time to time include in advertisements or information furnished to present or prospective shareholders
(i) the ranking of performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Inc. Or Micropal, Inc. as having similar investment objectives, (ii) the rating assigned to the Fund by Morningstar, Inc. based on the Fund's risk-adjusted performance relative to other mutual funds in its broad investment class, and/or (iii) the ranking of performance figures relative to such figures for mutual funds in its general investment category as determined by CDA/Weisenberger's Management Results.


     Lipper Analytical Services, Inc. distributes mutual fund rankings monthly.
     --------------------------------
The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.


     Micropal, Inc. distributes mutual fund rankings weekly and monthly.  The
     --------------
rankings are based upon performance calculated by Micropal, generally reflecting changes in net asset value that can be adjusted for the reinvestment of capital gains and dividends. If deemed appropriate by the user, performance can also reflect deductions for sales charges. Micropal rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year and 10-year performance. Micropal classifies mutual funds by investment objective and asset category.


     Morningstar, Inc. distributes mutual fund ratings twice a month.  The
     -----------------
ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investor Service, Inc.

     CDA/WEISENBERGER'S MANAGEMENT RESULTS publishes mutual fund rankings and is
     -------------------------------------
distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.


     Performance information may also be used to compare the performance of the Fund to certain widely acknowledged standards or indices for stock and bond market performance, such as those listed below.


     Consumer Price Index.  The Consumer Price Index, published by the U.S.
     --------------------
Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.


     Dow Jones Industrial Average.  The Dow Jones Industrial Average is a market
     ----------------------------
value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.


       Lehman Brothers Government/corporate Bond Index.  The Lehman Brothers
       ------------------------------------------------
Government/Corporate Bond Index is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.


     Lehman Brothers 1-3 Year Government Index.  The Index contains fixed rate
     ------------------------------------------
debt issues of the U.S. government or its agencies rated investment grade or higher with at least one year maturity and an outstanding par value of at least $100 million for U.S. government issues.


     Lehman Brothers Government Bond Index.  The Lehman Brothers Government Bond
     --------------------------------------
Index is composed of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government.


     Lehman Brothers Municipal Bond Index.  The Lehman Brothers Municipal Bond
     -------------------------------------
Index is computed from the prices of approximately 21,000 bonds consisting of roughly 30% revenue bonds, 30% government obligation bonds, 27% insured bonds and 13% prerefunded bonds.


     MSCI-EAFE INDEX.  The MSCI-EAFE Index contains over 1000 stocks from 20
     ----------------
different countries with Japan (approximately 50%), United Kingdom, France and Germany being the most heavily weighted.

     MSCI-EAFE EX-JAPAN Index.  The MSCI-EAFE ex-Japan Index consists of all
     -------------------------
stocks contained in the MSCI-EAFE Index, other than stocks from Japan.


     Merrill Lynch Government/Corporate Index.  The Merrill Lynch Government/
     -----------------------------------------
Corporate Index is a composite of approximately 4,900 U.S. government and corporate debt issues with at least $25 million outstanding, greater than one year maturity, and credit ratings of investment grade or higher.


     Merrill Lynch High Yield Index.  The Merrill Lynch High Yield Index
     -------------------------------
includes over 750 issues and represents public debt greater than $10 million (original issuance rated BBB/BB and below).


     Russell 2000 Index.  The Russell 2000 Index is comprised of the 2000
     ------------------
smallest of the 3000 largest U.S.-domiciled corporations, ranked by market capitalization.


     Salomon Brothers World Government Bond Index.  The Salomon Brothers World
     --------------------------------------------
Government Bond Index includes a broad range of institutionally-traded fixed-rate government securities issued by the national governments of the nine countries whose securities are most actively traded. The index generally excludes floating- or variable-rate bonds, securities aimed principally at non-institutional investors (such as U.S. Savings Bonds) and private-placement type securities.


     Standard & Poor's/Barra Growth Index.  The Standard & Poor's/Barra Growth
     -------------------------------------
Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the highest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.


     Standard & Poor's/Barra Value Index.  The Standard & Poor's/Barra Value
     ------------------------------------
Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.


     Standard & Poor's 500 Composite Stock Price Index (The "S&p 500").  The S&P
     ------------------------------------------------------------------
500 is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange. The S&P 500 is the most common index for the overall U.S. stock market.


     From time to time, articles about the Fund regarding performance, rankings and other characteristics of the Fund may appear in publications including, but not limited to, the publications included in Appendix A. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. References to or reprints of such articles may be used in the Fund's promotional literature. References to articles regarding personnel of Loomis Sayles who have portfolio management responsibility may also be used in the Fund's promotional literature. For additional information about the Fund's advertising and promotional literature, see Appendix B.

                                                                  APPENDIX A

                PUBLICATIONS THAT MAY CONTAIN FUND INFORMATION


ABC and affiliates                           Financial Research Corp.
Adam Smith's Money World                     Financial Services Week
America On Line                              Financial World
Anchorage Daily News                         Fitch Insights
Atlanta Constitution                         Forbes
Atlanta Journal                              Fort Worth Star-Telegram
Arizona Republic                             Fortune
Austin American Statesman                    Fox Network and affiliates
Baltimore Sun                                Fund Action
Bank Investment Marketing                    Fund Decoder
Barron's                                     Global Finance
Bergen County Record (NJ)                    (the) Guarantor
Bloomberg Business News                      Hartford Courant
Bond Buyer                                   Houston Chronicle
Boston Business Journal                      INC
Boston Globe                                 Indianapolis Star
Boston Herald                                Individual Investor
Broker World                                 Institutional Investor
Business Radio Network                       International Herald Tribune
Business Week                                Internet
CBS and affiliates                           Investment Advisor
CDA Investment Technologies                  Investment Company Institute
CFO                                          Investment Dealers Digest
Changing Times                               Investment Profiles
Chicago Sun Times                            Investment Vision
Chicago Tribune                              Investor's Daily
Christian Science Monitor                    IRA Reporter
Christian Science Monitor News Service       Journal of Commerce
Cincinnati Enquirer                          Kansas City Star
Cincinnati Post                              KCMO (Kansas City)
CNBC                                         KOA-AM (Denver)
CNN                                          LA Times
Columbus Dispatch                            Leckey, Andrew (syndicated column)
CompuServe                                   Life Association News
Dallas Morning News                          Lifetime Channel
Dallas Times-Herald                          Miami Herald
Denver Post                                  Milwaukee Sentinel
Des Moines Register                          Money Magazine
Detroit Free Press                           Money Maker
Donoghues Money Fund Report                  Money Management Letter
Dorfman, Dan (syndicated column)             Morningstar
Dow Jones News Service                       Mutual Fund Market News
Economist                                    Mutual Funds Magazine
FACS of the Week                             National Public Radio
Fee Adviser                                  National Underwriter
Financial News Network                       NBC and affiliates
Financial Planning                           New England Business
Financial Planning on Wall Street            New England Cable News

New Orleans Times-Picayune
New York Daily News
New York Times
Newark Star Ledger
Newsday
Newsweek
Nightly Business Report
Orange County Register
Orlando Sentinel
Palm Beach Post
Pension World
Pensions and Investments
Personal Investor
Philadelphia Inquirer
Porter, Sylvia (syndicated column)
Portland Oregonian
Prodigy
Public Broadcasting Service
Quinn, Jane Bryant (syndicated column)
Registered Representative
Research Magazine
Resource
Reuters
Rocky Mountain News
Rukeyser's Business (syndicated column)
Sacramento Bee
San Diego Tribune
San Francisco Chronicle
San Francisco Examiner
San Jose Mercury
Seattle Post-Intelligencer
Seattle Times
Securities Industry Management
Smart Money
St. Louis Post Dispatch
St. Petersburg Times

                                                                  APPENDIX B

                  ADVERTISING AND PROMOTIONAL LITERATURE


Loomis Sayles Investment Trust advertising and promotional material may include, but is not limited to, discussions of the following information:


     Loomis Sayles Investment Trust's participation in wrap fee and no transaction fee programs


     Characteristics of Loomis Sayles including the number and locations of its offices, its investment practices and clients


     Specific and general investment philosophies, strategies, processes and techniques


     Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services


     Industry conferences at which Loomis Sayles participates


     Current capitalization, levels of profitability and other financial information


     Identification of portfolio managers, researchers, economists, principals and other staff members and employees


     The specific credentials of the above individuals, including but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors


     Specific identification of, and general reference to, current individual, corporate and institutional clients, including pension and profit sharing plans


     Current and historical statistics relating to:


     -total dollar amount of assets managed
     -Loomis Sayles assets managed in total and by Fund
     -the growth of assets
     -asset types managed


     References may be included in Loomis Sayles Investment Trust's advertising and promotional literature about 401(k) and retirement plans, if any, that offer the Fund. The information may include, but is not limited to:


     Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers or plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and firms with whom Loomis Sayles may or may not have a relationship.


     Specific and general reference to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the Fund as a 401(k) or retirement plan funding vehicle produced by industry authorities, research organizations and publications.

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+INFORMATION CONTAINED HEREIN PERTAINING TO THE FUND IS SUBJECT TO COMPLETION + +OR AMENDMENT. THIS STATEMENT OF ADDITIONAL SHALL NOT CONSTITUTE AN OFFER TO + +SELL OR THE SOLICITATION OF AN TO OFFER BUY NOR SHALL THERE BE ANY SALE OF + +SECURITIES OF THE FUND IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE + +WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES +
+LAWS OF ANY SUCH STATE.                                                       +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++


                        LOOMIS SAYLES INVESTMENT TRUST

                     LOOMIS SAYLES CORE FIXED INCOME FUND

                      STATEMENT OF ADDITIONAL INFORMATION


                          _______________ ____, 1996



This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus (the "Prospectus") of Loomis Sayles Core Fixed Income Fund, a series of Loomis Sayles Investment Trust, dated _______________ ____, 1996, and should be read in conjunction therewith. A copy of the Prospectus may be obtained from Loomis Sayles Investment Trust, One Financial Center, Boston, Massachusetts 02111.

                               TABLE OF CONTENTS


INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS................................ -2-

MANAGEMENT OF THE TRUST........................................................ -8-

INVESTMENT ADVISORY AND OTHER SERVICES......................................... -9-

PORTFOLIO TRANSACTIONS AND BROKERAGE...........................................-11-

DESCRIPTION OF THE TRUST.......................................................-12-

HOW TO BUY SHARES..............................................................-14-

NET ASSET VALUE................................................................-14-

REDEMPTIONS....................................................................-15-

INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS....................-16-

CALCULATION OF YIELD AND TOTAL RETURN..........................................-17-

PERFORMANCE COMPARISONS........................................................-18-

APPENDIX A --
     PUBLICATIONS THAT MAY CONTAIN FUND INFORMATION............................A-1

APPENDIX B --
     ADVERTISING AND PROMOTIONAL LITERATURE....................................B-1

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS


     The investment objective and policies of the Loomis Sayles Core Fixed Income Fund (the "Fund"), A series of Loomis Sayles Investment Trust (the "Trust"), are summarized in the Prospectus under "Investment Objective and Policies" and "More Information About the Fund's Investments." The investment policies of the Fund set forth in the Prospectus and in this Statement of Additional Information may be changed by Loomis, Sayles & Company, L.P. ("Loomis Sayles"), the Fund's investment adviser, subject to review and approval by the Trust's board of trustees (the "Trustees"), without shareholder approval except that the investment objective of the Fund as set forth in the Prospectus and any Fund policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund (which means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which at least 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).


     In addition to its investment objective and policies set forth in the Prospectus, the following investment restrictions are policies of the Fund (and those marked with an asterisk are fundamental policies of the Fund):

     The Fund will not:

     *(1) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     *(2) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

     *(3) Make loans. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public, is considered the making of a loan.)


     *(4) Change its classification pursuant to Section 5(b) of the Investment
          Company Act of 1940, as amended (the "1940 Act"), from a "diversified" to a "non-diversified" management investment company.


     *(5) Purchase any security (other than U.S. Government Securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries.)

     *(6) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes; however, the Fund's use of reverse repurchase agreements and "dollar roll" arrangements shall not constitute borrowing by the Fund for purposes of this restriction.


     *(7) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.


     *(8) Issue senior securities. (For the purposes of this restriction none of the following is deemed to be a senior security: any pledge, mortgage, hypothecation or other encumbrance of assets; any borrowing permitted by restriction (6) above; any collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of or entry into options, forward contracts, futures contracts, options on futures contracts, swap contracts or any other derivative investments to the extent that Loomis Sayles determines that the Fund is not required to treat such investments as senior securities pursuant to the pronouncements of the Securities and Exchange Commission (the "SEC") or its staff.)

     Although the Fund has no current intention of investing in repurchase agreements, the Fund intends, based on the views of the staff of the SEC, to restrict its investments, if any, in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (7) above.

     Although authorized to invest in restricted securities, the Fund, as a matter of non-fundamental operating policy, currently does not intend to invest in such securities, except Rule 144A securities.

Portfolio Turnover
------------------


     Portfolio turnover considerations will not limit Loomis Sayles's investment discretion in managing the Fund's assets. The Fund anticipates that its portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover rates involve higher costs such as higher brokerage commissions and higher levels of taxable gain. See "Portfolio Transactions and Brokerage" for a description of Loomis Sayles's brokerage practices and "Income Dividends, Capital Gain Distributions and Tax Status" for more information about the tax consequences of investing in the Fund.

U.S. Government Securities
--------------------------

     U.S. Government Securities include direct obligations of the U.S. Treasury, as well as securities issued or guaranteed by U.S. Government agencies, authorities and instrumentalities, including, among others, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Housing Administration, the Resolution Funding Corporation, the Federal Farm Credit Banks, the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association and the Small Business Administration. More detailed information about some of these categories of U.S. Government Securities follows.


     .    U.S. Treasury Bills - Direct obligations of the United States Treasury
          -------------------
which are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.


     .    U.S. Treasury Notes and Bonds - Direct obligations of the United
          -----------------------------
States Treasury issued in maturities that vary between one and forty years, with interest normally payable every six months. They are backed by the full faith and credit of the U.S. Government.


     .    "Ginnie Maes" - Debt securities issued by a mortgage banker or other
          -------------
mortgagee which represent interests in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder of Ginnie Maes along with regular monthly payments of principal and interest.


     .    "Fannie Maes" - The Federal National Mortgage Association ("FNMA")
          -------------
is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.


     .    "Freddie Macs" - The Federal Home Loan Mortgage Corporation
          --------------
("FHLMC") is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC'S National

Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. Government.


     As described in the Prospectus, U.S. Government Securities generally do not involve the credit risks associated with investments in other types of fixed income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from corporate fixed income securities. Like other fixed income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value.

When-Issued Securities
----------------------


     As described in the Prospectus, the Fund may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when the Fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Fund purchases securities in this manner (i.e. on a when-issued or delayed-delivery basis), it is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. The Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting the Fund's investment criteria. The Fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

Convertible Securities
----------------------


     Convertible securities include corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities at a stated price or rate. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their value will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity security, however, so that when the price of the underlying equity security falls, the decline in the price of the convertible security may sometimes be less substantial than that of the underlying equity security. Due to the conversion feature, convertible securities generally yield less than nonconvertible fixed income securities of similar credit quality and maturity. The Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. Because conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially.

Zero Coupon Bonds
-----------------


     Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligations or for an initial period after the issuance of the obligations. Such bonds are issued and traded at discounts from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon bonds having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code (the "Code"), the Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon bonds. Because an investor investing in zero coupon bonds will not on a current basis receive cash payments from the issuer in respect of accrued original issue discount, the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.

Repurchase Agreements
---------------------


     The Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash. Although the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto and (b) inability to enforce rights and the expenses involved in attempted enforcement.

Lower Rated Fixed Income Securities
-----------------------------------


     The Fund will purchase securities rated at least BBB- by Standard &
Poor's ("S&P") and Baa3 by Moody's Investors Service, Inc. ("Moody's"), or if unrated, determined to be of comparable quality by Loomis Sayles. In the event that the credit rating of a security held by the Fund falls below investment grade (or, in the case of unrated securities, Loomis Sayles determines that the quality of such security has deteriorated below investment grade), the Fund will not be obligated to dispose of such security and may continue to hold such security if, in the opinion of Loomis Sayles, such investment is appropriate in the circumstances. Securities rated below investment grade ("lower rated fixed income securities") generally provide higher yields, but are subject to greater credit and market risk than higher quality fixed income securities. Lower rated fixed income securities are considered speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the Fund's investment objective through investment in lower rated fixed income securities may be more dependent on Loomis Sayles's credit analysis than is the case with higher quality bonds. The market for lower rated fixed income securities may be more severely affected than other financial markets by economic recession or substantial interest rate increases. The value and liquidity of lower rated fixed income securities may be diminished by adverse publicity and investor perceptions. In addition, legislation that limits the tax benefits to issuers or holders of lower rated fixed income securities or that limits the ability of certain categories of financial institutions to invest in these securities may adversely affect their market value. The secondary market for lower rated fixed income securities may be less liquid than the secondary market for higher rated fixed income securities. This lack of liquidity at certain times may affect the values of these securities and may make the valuation and sale of these securities by the Fund more difficult. Certain lower-rated fixed income securities do not pay interest on a current basis. However, the Fund will accrue and distribute this interest on a current basis, and may be required to sell securities at times when Loomis Sayles would not otherwise deem it advisable to do so to generate cash for distributions. Securities of below investment grade quality are commonly referred to as "junk bonds." Securities in the lowest rating categories may be in poor standing or in default. Investment grade fixed income securities rated BBB by S&P or Baa by Moody's may share some of the characteristics described above.

Rule 144A Securities
--------------------


     The Fund may purchase Rule 144A securities. These are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trustees, that a particular issue of Rule 144A securities is liquid. Under the guidelines, Loomis Sayles considers such factors as: (1) the frequency of trades and quotes for a security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of marketplace trades therefor.

                            MANAGEMENT OF THE TRUST

     The trustees and officers of the Trust and their principal occupations during the past five years are as follows:


DANIEL J. FUSS (63) -- President.  Executive Vice President and Director,
                       ---------
     Loomis Sayles.


MARK W. HOLLAND (47) -- Secretary and Treasurer.  Vice President-Finance and
                        -----------------------
     Administration, Loomis Sayles.


TIMOTHY J. HUNT (64) -- Trustee.  4 Dennett Road, Marblehead, Massachusetts.
                        -------
     Retired. Formerly, Vice President and Director of Fixed Income Research, Loomis Sayles.


ROBERT J. BLANDING (49) -- Executive Vice President.  465 First Street West,
                           -------------------------
     Sonoma, California.  President and Chairman, Loomis Sayles.

WILLIAM F. CAMP (35) -- Vice President.  1533 North Woodward, Bloomfield Hills,
                        --------------
     Michigan. Vice President, Loomis Sayles. Portfolio Manager, Kmart Corporation.

WILLIAM J. DRISCOLL (37) -- Vice President.  Vice President, Loomis Sayles;
                            --------------
     formerly, Vice President, Merrill Lynch.

QUENTIN P. FAULKNER (58) -- Vice President.  Vice President, Loomis Sayles.
                            --------------

KATHLEEN C. GAFFNEY (34) -- Vice President.  Vice President, Loomis Sayles.
                            --------------



ROBERT K. PAYNE (54) -- Vice President.  555 California Street, San Francisco,
                        --------------
     California.  Vice President, Loomis Sayles.

ANTHONY J. WILKINS (54) -- Vice President.  Vice President, Loomis Sayles.
                           --------------

JEFFREY L. MEADE (46) -- Vice President. Chief Operating Officer and Director,
                         --------------
     Loomis Sayles.

JOHN F. YEAGER (33) -- Vice President. Vice President, Loomis Sayles; formerly
                       --------------
     Vice President-Marketing, INVESCO Funds Group and Assistant Comptroller, INVESCO Capital Management.

SHEILA M. BARRY (51) -- Secretary. Assistant General Counsel and Vice
                        ---------
     President, Loomis Sayles. Formerly, Senior Counsel and Vice President, New England Funds, L.P.





     Previous positions during the past five years with Loomis Sayles are omitted, if not materially different from the positions listed. Except as indicated above, the address of each officer of the Trust affiliated with Loomis Sayles is One Financial Center, Boston, Massachusetts 02111.


     The Trust pays no compensation to its officers listed above who are interested persons of the Trust. Each Trustee who is not affiliated with Loomis Sayles will be compensated at the rate of $10,000 per annum. No Trustee will receive compensation from any other investment company which is advised by Loomis Sayles or its affiliates or which holds itself out to investors as being related to the Trust.


     As of the date hereof, the Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund.

     As of November 7, 1996, Asbestos Workers Local #84 Pension Plan may be deemed to control the Fund because it owned of record more than 25% of the Fund's shares. As a result, it may not be possible for matters subject to a vote of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholder, and such shareholder may be able to approve such matters without the approval of any other shareholders. The following table sets forth the name, address and percentage ownership of each holder of more than 5% of the Fund's outstanding securities as of November 7, 1996:

Stockholder                         Address          Percentage of Shares Held
-----------                         -------          -------------------------
Southern Michigan Chapter, NECA                                22.97
Asbestos Workers Local #84
  Pension Plan                                                 77.03


      As of December 31, 1995, the Fund had not yet commenced operations.

                    INVESTMENT ADVISORY AND OTHER SERVICES


     Advisory Agreement.  Loomis Sayles serves as investment adviser to the Fund
     ------------------
under an advisory agreement with the Trust dated August 30, 1996. Under the advisory agreement, Loomis Sayles manages the investment and reinvestment of the assets of the Fund and generally administers its affairs, subject to supervision by the Trustees. Loomis Sayles furnishes, at its own expense, all necessary office space, office supplies, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services. For these services, the advisory agreement provides that the Fund shall pay Loomis Sayles a monthly investment advisory fee at the annual rate of .50% of the Fund's average weekly net assets.

     Under the advisory agreement, if the total ordinary business expenses of the Fund or the Trust as a whole for any fiscal year exceed the lowest applicable limitation (based on percentage of average net assets or income) prescribed by any state in which the shares of the Fund or the Trust are qualified for sale, Loomis Sayles shall pay such excess.


      As described in the Prospectus, Loomis Sayles has voluntarily undertaken for an indefinite period to limit the Fund's total operating expenses. These arrangements may be modified or terminated by Loomis Sayles at any time, subject to prior notice to shareholders.


     The advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust or Loomis Sayles, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the advisory agreement must be approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval.


     The advisory agreement may be terminated without penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty days' written notice to Loomis Sayles, or by Loomis Sayles upon ninety days' written notice to the Trust, and it terminates automatically in the event of its assignment, as that term is defined in the 1940 Act. In addition, the agreement will automatically terminate if the Trust or the Fund shall at any time be required by Loomis Sayles to eliminate all reference to the words "Loomis" or "Sayles" in the name of the Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the Fund and by a majority of the Trustees who are not interested persons of the Trust or Loomis Sayles, cast in person at a meeting called for the purpose of voting on such approval.

     The advisory agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.


     Loomis Sayles acts as investment adviser to the eleven series of the Loomis Sayles Funds, each a series of a registered open-end diversified management investment company. Loomis Sayles acts as investment adviser or sub-adviser to New England Star Advisers Fund, New England Value Fund, New England Capital Growth Fund, New England Balanced Fund and New England Strategic Income Fund, which are series of New England Funds Trust I, a registered open-end management investment company, one series of New England Funds Trust III, a registered open-end management investment company and the Avanti Growth Series, the Balanced Series and the Small Cap Series of New England Zenith Funds, which is also a registered open-end management investment company. Loomis Sayles also provides investment advice to numerous other corporate and fiduciary clients.

     Loomis Sayles's sole general partner is Loomis Sayles & Company, Inc., which is a wholly-owned subsidiary of NEIC Holdings, Inc., a wholly-owned subsidiary of New England Investment Companies, L.P. ("NEIC"). NEIC's sole general partner is New England Investment Companies, Inc., which is a wholly-owned subsidiary of Met Life New England Holdings, Inc., a wholly-owned subsidiary of Metropolitan Life Insurance Company.


     Trustees and officers of the Trust who hold positions with Loomis Sayles are listed under "Management of the Trust" in this Statement of Additional Information. Certain officers and Trustees also serve as officers, directors and trustees of other investment companies and clients advised by Loomis Sayles. The other investment companies and clients sometimes invest in securities in which the Fund also invests. If the Fund and such other investment companies or clients desire to buy or sell the same portfolio securities at the same time, purchases and sales may be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund. It is the opinion of the Trustees that the desirability of retaining Loomis Sayles as investment adviser for the Fund outweighs the disadvantages, if any, which might result from these practices.


     Custodial Arrangements.  State Street Bank and Trust Company ("State
     ----------------------
Street"), Boston, Massachusetts 02102, is the Trust's custodian. As such, State Street holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, State Street receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street also maintains certain accounts and records of the fund and calculates the total net asset value, total net income and net asset value per share of the Fund on a daily basis.


     Independent Accountants.  The Fund's independent accountants are Coopers
     -----------------------
& Lybrand L.L.P. ("Coopers & Lybrand"), One Post Office Square, Boston, Massachusetts 02109. Coopers & Lybrand conducts an annual audit of the Trust's financial statements, assists in the preparation of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

     In placing orders for the purchase and sale of portfolio securities for the Fund, Loomis Sayles always seeks the best price and execution. Transactions are carried out through broker-dealers who make the primary market for securities unless, in the judgment of Loomis Sayles, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

     Loomis Sayles selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid for a transaction. However, the Fund will only pay commissions that Loomis Sayles believes to be competitive with generally prevailing rates. Loomis Sayles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Fund will not pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker which do not contribute to the best price and execution of the transaction.


     Receipt of research services from brokers may sometimes be a factor in selecting a broker which Loomis Sayles believes will provide the best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Loomis Sayles's expenses. Such services may be used by Loomis Sayles in servicing other client accounts and in some cases may not be used with respect to the Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.


                           DESCRIPTION OF THE TRUST


     The Trust, registered with the SEC as a diversified open-end management investment company, is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust (the "Declaration of Trust") dated December 23, 1993.


     The Declaration of Trust currently permits the Trustees to issue an unlimited number of full and fractional shares of each series. Each share of the Fund represents an equal proportionate interest in the Fund with each other share of the Fund and is entitled to a proportionate interest in the dividends and distributions from the Fund. The shares of the Fund do not have any preemptive rights. Upon termination of the Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.


     The assets received by the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the Fund. The underlying assets are segregated and are charged with the expenses with respect to the Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular series of the Trust are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of the Fund, certain expenses may be legally chargeable against the assets of all series.


     The Declaration of Trust also permits the Trustees, without shareholder approval, to issue shares of the Trust in one or more series, and to subdivide any series of shares into various classes of shares with such dividend preferences and other rights as the Trustees may designate. While the Trustees have no current intention to subdivide any series of shares into classes, this flexibility is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently, or to permit shares of a series to be distributed through more than one distribution channel, with the costs of the particular means of distribution (or costs of related services) to be borne by the shareholders who purchase through that means of distribution. The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such an additional or merged portfolio would be evidenced by a separate series of shares (i.e., a new "fund").

     The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or the Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust or the Fund, respectively. The Declaration of Trust further provides that the Trustees may also terminate the Trust or the Fund upon written notice to the shareholders.
As a matter of policy, however, the Trustees will not terminate the Trust or the Fund without submitting the matter to a vote of the shareholders of the Trust or the Fund, respectively.

Voting Rights
-------------


     As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.


     The Declaration of Trust provides that on any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote shall be voted together irrespective of series or sub-series unless the rights of a particular series or sub-series would be adversely affected by the vote, in which case a separate vote of that series or sub-series shall also be required to decide the question. Also, a separate vote for each series or sub-series shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are substantially identical or that the matter does not affect any interest of such class. On matters exclusively affecting an individual series, only shareholders of that series are entitled to vote. Consistent with the current position of the SEC, shareholders of all series vote together, irrespective of series, on the election of Trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory agreement relating to that series. Voting rights are not cumulative.


     There will normally be no meetings of shareholders for the purpose of electing Trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

     Upon written request by the holders of shares having a net asset value constituting 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

     Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.


     No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except
(i) to change the Trust's name or to cure technical problems in the Declaration of Trust, (ii) to establish, change or eliminate the par value of any shares (currently all shares have no par value) and (iii) to issue shares of the Trust in one or more series, and to subdivide any series of shares into various classes of shares with such dividend preferences and other rights as the Trustees may designate.

Shareholder and Trustee Liability
---------------------------------


     Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund . However, the Declaration of Trust disclaims shareholder liability for acts or obligations of each fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.


     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Trust. No officer or Trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                               HOW TO BUY SHARES


     The procedures for purchasing shares of the Fund and for determining the offering price of such shares are summarized in the Prospectus under "How to Purchase Shares."

                                NET ASSET VALUE

     The net asset value of the shares of the Fund is determined by dividing the Fund's total net assets (the excess of its assets over its liabilities) by the total number of shares of the Fund outstanding and rounding to the nearest cent. The Fund intends to make such determination weekly and as of the close of regular trading on the New York Stock Exchange (the "Exchange") on any day on which an order for purchase or redemption of the Fund's shares is received and on which the Exchange is open for unrestricted trading. During the twelve months following the date of this Statement of Additional Information, the Exchange is expected to be closed on the following weekdays: Memorial Day as observed, Independence Day, Labor Day, Thanksgiving Day, Christmas Day , New Year's Day, Presidents' Day and Good Friday. Long-term debt securities are valued by a pricing service, which determines valuations of normal institutional-size trading units of long-term debt securities. Such valuations are determined using methods based on market transactions for comparable securities and on various relationships among securities that are generally recognized by institutional traders. Other securities for which current market quotations are not readily available (including restricted securities, if any) and all other assets are taken at fair value as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.


     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of regular trading on the Exchange. Occasionally, events affecting the value of foreign securities not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange, which events will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of the Fund's portfolio securities occur during such period, then these securities will be valued at their fair value as determined in good faith or in accordance with procedures approved by the Trustees.

                                  REDEMPTIONS


     The procedures for redemption of Fund shares are summarized in the Prospectus under "How to Redeem Shares."

     The redemption price will be the net asset value per share next determined
     --------------------------------------------------------------------------
after the redemption request and any necessary special documentation are
------------------------------------------------------------------------
received by the Trust in proper form.  Proceeds resulting from a written
------------------------------------
redemption request will normally be mailed to you within seven days after receipt of your request in good order. In those cases where you have recently purchased your shares by check and your check was received less than fifteen days prior to the redemption request, the Fund may withhold redemption proceeds until your check has cleared.

     The Fund will normally redeem shares for cash; however, the Fund reserves the right to pay the redemption price wholly or partly in kind if the Trustees determine it to be advisable in the interest of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities.

     A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See "Income Dividends, Capital Gain Distributions and Tax Status."

          INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS


     As described in the Prospectus under "Dividends, Capital Gain Distributions and Taxes," it is the policy of the Fund to pay its shareholders annually, as dividends, substantially all of the Fund's net income and to distribute to its shareholders annually substantially all net realized capital gains, if any, after offset by any capital loss carryovers.

     Income dividends and capital gain distributions are payable in full and fractional shares of the Fund based upon the net asset value determined as of the close of regular trading on the Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to the Trust. In order for an election to be in effect for any dividend or distribution, it must be received by the Trust on or before the record date for such dividend or distribution.

     As required by federal law, information concerning the federal tax status of distributions from the Fund will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.


     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order so to qualify, the Fund must, among other things: (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; (ii) derive less than 30% of its gross income from gains from the sale or other disposition of securities held for less than three months; (iii) distribute each year at least 90% of its dividend, interest and certain other income; and (iv) at the end of each fiscal quarter hold at least 50% of the value of its total assets in cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities that represent, with respect to each issuer, no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses. To the extent the Fund qualifies for treatment as a regulated investment company, it will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

     A nondeductible excise tax will be imposed at the rate of 4% on the excess, if any, of the Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income realized during the one-year period ending on October 31 (or December 31, if the Fund is permitted to so elect and so elects) plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. Dividends and distributions declared by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.


     Dividends and distributions on Fund shares received shortly after their purchase, although economically a return of capital, are subject to federal income taxes as described herein and in the Prospectus to the extent the dividends and distributions do not exceed the Fund's current and accumulated earnings and profits.


     Redemptions and exchanges of the Fund's shares are taxable events and, accordingly, shareholders may realize gains and losses on these transactions.
If shares have been held for more than one year, gain or loss realized will generally be long-term capital gain or loss, and will otherwise be short-term capital gain or loss. However, if a shareholder sells Fund shares at a loss within six months after purchasing the shares, the loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. Furthermore, all or a portion of any loss will be disallowed on the taxable disposition of Fund shares if the shareholder acquires other shares of the Fund within 30 days before or after the disposition.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and the regulations thereunder currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action, respectively.

     Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state or local taxes.

     The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).


                     CALCULATION OF YIELD AND TOTAL RETURN


     Yield.  The Fund's yield will be computed by dividing the Fund's net
     -----
investment income for a recent 30-day period by the maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The Fund's yield will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Trust allocated to the Fund. These factors, and possible differences in the methods used in calculating yield, should be considered when comparing the Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objective and policies of the Fund.


     At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any historical results will continue.


     Investors in the Fund are specifically advised that the net asset value per share of the Fund may vary, just as yields for the Fund may vary. An investor's focus on yield to the exclusion of the consideration of the value of shares of the Fund may result in the investor's misunderstanding the total return he or she may derive from the Fund.


     Total Return.  Total Return with respect to the Fund is a measure of the
     ------------
change in value of an investment in the Fund over the period covered, and assumes any dividends or capital gains distributions are reinvested immediately, rather than paid to the investor in cash. The formula for total return used herein includes four steps: (1) adding to the total number of shares purchased through a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing the resulting account value by the initial $1,000 investment.


                            PERFORMANCE COMPARISONS


     Yield and Total Return.  The Fund may from time to time include the yield
     ----------------------
and/or total return of its shares in advertisements or information furnished to present or prospective shareholders. The Fund may from time to time include in advertisements or information furnished to present or prospective shareholders
(i) the ranking of performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Inc. or Micropal, Inc. as having similar investment objectives, (ii) the rating assigned to the Fund by Morningstar, Inc. based on the Fund's risk-adjusted performance relative to other mutual funds in its broad investment class, and/or (iii) the ranking of performance figures relative to such figures for mutual funds in its general investment category as determined by CDA/Weisenberger's Management Results.


     Lipper Analytical Services, Inc. distributes mutual fund rankings monthly.
     --------------------------------
The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.


     Micropal, Inc. distributes mutual fund rankings weekly and monthly.  The
     --------------
rankings are based upon performance calculated by Micropal, generally reflecting changes in net asset value that can be adjusted for the reinvestment of capital gains and dividends. If deemed appropriate by the user, performance can also reflect deductions for sales charges. Micropal rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year and 10-year performance. Micropal classifies mutual funds by investment objective and asset category.


     Morningstar, Inc. distributes mutual fund ratings twice a month.  The
     -----------------
ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investor Service, Inc.


     CDA/Weisenberger's Management Results publishes mutual fund rankings and is
     -------------------------------------
distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.


     Performance information may also be used to compare the performance of the Fund to certain widely acknowledged standards or indices for stock and bond market performance, such as those listed below.


     Consumer Price Index.  The Consumer Price Index, published by the U.S.
     --------------------
Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.


     Dow Jones Industrial Average.  The Dow Jones Industrial Average is a market
     ----------------------------
value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.

     Lehman Brothers Government/Corporate Bond Index.  The Lehman Brothers
     ------------------------------------------------
Government/Corporate Bond Index is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.


     Lehman Brothers 1-3 Year Government Index.  The Index contains fixed rate
     ------------------------------------------
debt issues of the U.S. government or its agencies rated investment grade or higher with at least one year maturity and an outstanding par value of at least $100 million for U.S. government issues.


     Lehman Brothers Government Bond Index.  The Lehman Brothers Government Bond
     --------------------------------------
Index is composed of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government.


     Lehman Brothers Municipal Bond Index.  The Lehman Brothers Municipal Bond
     -------------------------------------
Index is computed from the prices of approximately 21,000 bonds consisting of roughly 30% revenue bonds, 30% government obligation bonds, 27% insured bonds and 13% prerefunded bonds.


     MSCI-EAFE Index.  The MSCI-EAFE Index contains over 1000 stocks from 20
     ----------------
different countries with Japan (approximately 50%), United Kingdom, France and Germany being the most heavily weighted.


     MSCI-EAFE ex-Japan Index.  The MSCI-EAFE ex-Japan Index consists of all
     -------------------------
stocks contained in the MSCI-EAFE Index, other than stocks from Japan.


     Merrill Lynch Government/Corporate Index.  The Merrill Lynch Government/
     -----------------------------------------
Corporate Index is a composite of approximately 4,900 U.S. government and corporate debt issues with at least $25 million outstanding, greater than one year maturity, and credit ratings of investment grade or higher.


     Merrill Lynch High Yield Index.  The Merrill Lynch High Yield Index
     -------------------------------
includes over 750 issues and represents public debt greater than $10 million (original issuance rated BBB/BB and below).


     Russell 2000 Index.  The Russell 2000 Index is comprised of the 2000
     ------------------
smallest of the 3000 largest U.S.-domiciled corporations, ranked by market capitalization.


     Salomon Brothers World Government Bond Index.  The Salomon Brothers World
     --------------------------------------------
Government Bond Index includes a broad range of institutionally-traded fixed-rate government securities issued by the national governments of the nine countries whose securities are most actively traded. The index generally excludes floating- or variable-rate bonds, securities aimed principally at non-institutional investors (such as U.S. Savings Bonds) and private-placement type securities.


     Standard & Poor's/Barra Growth Index.  The Standard & Poor's/Barra Growth
     -------------------------------------
Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the highest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.


     Standard & Poor's/Barra Value Index.  The Standard & Poor's/Barra Value
     ------------------------------------
Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.


     Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").  The S&P
     ------------------------------------------------------------------
500 is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange. The S&P 500 is the most common index for the overall U.S. stock market.


     From time to time, articles about the Fund regarding performance, rankings and other characteristics of the Fund may appear in publications including, but not limited to, the publications included in Appendix A. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. References to or reprints of such articles may be used in the Fund's promotional literature. References to articles regarding personnel of Loomis Sayles who have portfolio management responsibility may also be used in the Fund's promotional literature. For additional information about the Fund's advertising and promotional literature, see Appendix B.

                                                                 APPENDIX A

                 PUBLICATIONS THAT MAY CONTAIN FUND INFORMATION


ABC and affiliates                           Financial Research Corp.
Adam Smith's Money World                     Financial Services Week
America On Line                              Financial World
Anchorage Daily News                         Fitch Insights
Atlanta Constitution                         Forbes
Atlanta Journal                              Fort Worth Star-Telegram
Arizona Republic                             Fortune
Austin American Statesman                    Fox Network and affiliates
Baltimore Sun                                Fund Action
Bank Investment Marketing                    Fund Decoder
Barron's                                     Global Finance
Bergen County Record (NJ)                    (the) Guarantor
Bloomberg Business News                      Hartford Courant
Bond Buyer                                   Houston Chronicle
Boston Business Journal                      INC
Boston Globe                                 Indianapolis Star
Boston Herald                                Individual Investor
Broker World                                 Institutional Investor
Business Radio Network                       International Herald Tribune
Business Week                                Internet
CBS and affiliates                           Investment Advisor
CDA Investment Technologies                  Investment Company Institute
CFO                                          Investment Dealers Digest
Changing Times                               Investment Profiles
Chicago Sun Times                            Investment Vision
Chicago Tribune                              Investor's Daily
Christian Science Monitor                    IRA Reporter
Christian Science Monitor News Service       Journal of Commerce
Cincinnati Enquirer                          Kansas City Star
Cincinnati Post                              KCMO (Kansas City)
CNBC                                         KOA-AM (Denver)
CNN                                          LA Times
Columbus Dispatch                            Leckey, Andrew (syndicated column)
CompuServe                                   Life Association News
Dallas Morning News                          Lifetime Channel
Dallas Times-Herald                          Miami Herald
Denver Post                                  Milwaukee Sentinel
Des Moines Register                          Money Magazine
Detroit Free Press                           Money Maker
Donoghues Money Fund Report                  Money Management Letter
Dorfman, Dan (syndicated column)             Morningstar
Dow Jones News Service                       Mutual Fund Market News
Economist                                    Mutual Funds Magazine
FACS of the Week                             National Public Radio
Fee Adviser                                  National Underwriter
Financial News Network                       NBC and affiliates
Financial Planning                           New England Business
Financial Planning on Wall Street            New England Cable News

New Orleans Times-Picayune
New York Daily News
New York Times
Newark Star Ledger
Newsday
Newsweek
Nightly Business Report
Orange County Register
Orlando Sentinel
Palm Beach Post
Pension World
Pensions and Investments
Personal Investor
Philadelphia Inquirer
Porter, Sylvia (syndicated column)
Portland Oregonian
Prodigy
Public Broadcasting Service
Quinn, Jane Bryant (syndicated column)
Registered Representative
Research Magazine
Resource
Reuters
Rocky Mountain News
Rukeyser's Business (syndicated column)
Sacramento Bee
San Diego Tribune
San Francisco Chronicle
San Francisco Examiner
San Jose Mercury
Seattle Post-Intelligencer
Seattle Times
Securities Industry Management
Smart Money
St. Louis Post Dispatch
St. Petersburg Times

                                                                 APPENDIX B

                     ADVERTISING AND PROMOTIONAL LITERATURE


Loomis Sayles Investment Trust advertising and promotional material may include, but is not limited to, discussions of the following information:


 .    Loomis Sayles Investment Trust's participation in wrap fee and no transaction fee programs


 .    Characteristics of Loomis Sayles including the number and locations of its offices, its investment practices and clients


 .    Specific and general investment philosophies, strategies, processes and techniques


 .    Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services


 .    Industry conferences at which Loomis Sayles participates


 .    Current capitalization, levels of profitability and other financial information


 .    Identification of portfolio managers, researchers, economists, principals and other staff members and employees


 .    The specific credentials of the above individuals, including but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors


 .    Specific identification of, and general reference to, current individual, corporate and institutional clients, including pension and profit sharing plans


     Current and historical statistics relating to:


     -total dollar amount of assets managed

     -Loomis Sayles assets managed in total and by Fund

     -the growth of assets

     -asset types managed


     References may be included in Loomis Sayles Investment Trust's advertising and promotional literature about 401(k) and retirement plans, if any, that offer the Fund. The information may include, but is not limited to:


 .    Specific and general references to industry statistics regarding 401(k)
     and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers or plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and firms with whom Loomis Sayles may or may not have a relationship.


 .    Specific and general reference to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the Fund as a 401(k) or retirement plan funding vehicle produced by industry authorities, research organizations and publications.

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+INFORMATION CONTAINED HEREIN PERTAINING TO THE FUND IS SUBJECT TO COMPLETION + +OR AMENDMENT. THIS STATEMENT OF ADDITIONAL INFORMATION SHALL NOT CONSTITUTE AN+ +OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY + +SALE OF SECURITIES OF THE FUND IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION + +OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE +
+SECURITIES LAWS OF ANY SUCH STATE.                                            +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++


                        LOOMIS SAYLES INVESTMENT TRUST

             LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                               ________ __, 1996



This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus (the "Prospectus") of Loomis Sayles Intermediate Duration Fixed Income Fund, a series of Loomis Sayles Investment Trust, dated ______ __, 1996, and should be read in conjunction therewith. A copy of the Prospectus may be obtained from Loomis Sayles Investment Trust, One Financial Center, Boston, Massachusetts 02111.

                               TABLE OF CONTENTS


INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS...................... -2-

MANAGEMENT OF THE TRUST.............................................. -7-

INVESTMENT ADVISORY AND OTHER SERVICES............................... -8-

PORTFOLIO TRANSACTIONS AND BROKERAGE................................. -10-

DESCRIPTION OF THE TRUST............................................. -11-

HOW TO BUY SHARES.................................................... -14-

NET ASSET VALUE...................................................... -14-

REDEMPTIONS.......................................................... -14-

INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS.......... -15-

CALCULATION OF YIELD AND TOTAL RETURN................................ -17-

PERFORMANCE COMPARISONS.............................................. -17-

APPENDIX A --
     PUBLICATIONS THAT MAY CONTAIN FUND INFORMATION..................  A-1

APPENDIX B --
     ADVERTISING AND PROMOTIONAL LITERATURE..........................  B-1

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

     The investment objective and policies of the Loomis Sayles Intermediate Duration Fixed Income Fund (the "Fund"), a series of Loomis Sayles Investment Trust (the "Trust"), are summarized in the Prospectus under "Investment Objective and Policies" and "More Information About the Fund's Investments."
The investment policies of the Fund set forth in the Prospectus and in this Statement of Additional Information may be changed by Loomis Sayles & Company, L.P. ("Loomis Sayles"), the Fund's investment adviser, subject to review and approval by the Trust's board of trustees (the "Trustees"), without shareholder approval except that the investment objective of the Fund as set forth in the Prospectus and any Fund policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund (which means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which at least 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

     In addition to its investment objective and policies set forth in the

Prospectus, the following investment restrictions are policies of the Fund (and those marked with an asterisk are fundamental policies of the Fund):

     The Fund will not:

     *(1) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     *(2) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

     *(3) Make loans. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public, is considered the making of a loan.)

     *(4) Change its classification pursuant to Section 5(b) of the Investment Company Act of 1940, as amended (the "1940 Act"), from a "diversified" to "non-diversified" management investment company.

     *(5) Purchase any security (other than U.S. Governmnet Securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries.)

     *(6) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes; however, the Fund's use of reverse repurchase agreements and "dollar roll" arrangements shall not constitute borrowing by the Fund for purposes of this restriction.


     *(7) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.


     *(8) Issue senior securities. (For the purposes of this restriction none of the following is deemed to be a senior security: any pledge, mortgage, hypothecation or other encumbrance of assets; any borrowing permitted by restriction (6) above; any collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of or entry into options, forward contracts, futures contracts, options on futures contracts, swap contracts or any other derivative investments to the extent that Loomis Sayles determines that the Fund is not required to treat such investments as senior securities pursuant to the pronouncements of the Securities and Exchange Commission (the "SEC") or its staff.)

     Although the Fund has no current intention of investing in repurchase agreements, the Fund intends, based on the views of the staff of the SEC, to restrict its investments, if any, in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (7) above.

     Although authorized to invest in restricted securities, the Fund, as a matter of non-fundamental operating policy, currently does not intend to invest in such securities, except Rule 144A securities.

Portfolio Turnover
------------------


     Portfolio turnover considerations will not limit Loomis Sayles's investment discretion in managing the Fund's assets. Although it is impossible to predict with certainty, it is expected that the annual portfolio turnover rate for the first full fiscal year of the Fund will not exceed 100%. The Fund anticipates that its portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover rates involve higher costs such as higher brokerage commissions and higher levels of taxable gain. See "Portfolio Transactions and Brokerage" for a description of Loomis Sayles's brokerage practices and "Income Dividends, Capital Gain Distributions and Tax Status" for more information about the tax consequences of investing in the Fund.

U.S. Government Securities
--------------------------

     U.S. Government Securities include direct obligations of the U.S. Treasury, as well as securities issued or guaranteed by U.S. Government agencies, authorities and instrumentalities, including, among others, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Housing Administration, the Resolution Funding Corporation, the Federal Farm Credit Banks, the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association and the Small Business Administration. More detailed information about some of these categories of U.S. Government Securities follows.


     .    U.S. Treasury Bills - Direct obligations of the United States Treasury
          -------------------
which are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.


     .    U.S. Treasury Notes and Bonds - Direct obligations of the United
          -----------------------------
States Treasury issued in maturities that vary between one and forty years, with interest normally payable every six months. They are backed by the full faith and credit of the U.S. Government.


     .    "Ginnie Maes" - Debt securities issued by a mortgage banker or other
           -----------
mortgagee which represent interests in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder of Ginnie Maes along with regular monthly payments of principal and interest.


     .    "Fannie Maes" - The Federal National Mortgage Association ("FNMA")
           -----------
is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.


     .    "Freddie Macs" - The Federal Home Loan Mortgage Corporation ("FHLMC")
           ------------
is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC'S National

Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. Government.


     As described in the Prospectus, U.S. Government Securities generally do not involve the credit risks associated with investments in other types of fixed income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from corporate fixed income securities. Like other fixed income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value.

When-Issued Securities
----------------------


     As described in the Prospectus, the Fund may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when the Fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Fund purchases securities in this manner (i.e. on a when-issued or delayed-delivery basis), it is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. The Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting the Fund's investment criteria. The Fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

Convertible Securities
----------------------


     Convertible securities include corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities at a stated price or rate. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their value will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity security, however, so that when the price of the underlying equity security falls, the decline in the price of the convertible security may sometimes be less substantial than that of the underlying equity security. Due to the conversion feature, convertible securities generally yield less than nonconvertible fixed income securities of similar credit quality and maturity. The Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. Because conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially.

Zero Coupon Bonds
-----------------


     Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligations or for an initial period after the issuance of the obligations. Such bonds are issued and traded at discounts from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon bonds having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code (the "Code"), the Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon bonds. Because a fund investing in zero coupon bonds will not on a current basis receive cash payments from the issuer in respect of accrued original issue discount, the fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.

Repurchase Agreements
---------------------


     The Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash. Although the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto and (b) inability to enforce rights and the expenses involved in attempted enforcement.

Rule 144A Securities
--------------------


     The Fund may purchase Rule 144A securities. These are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trustees, that a particular issue of Rule 144A securities is liquid. Under the guidelines, Loomis Sayles considers such factors as: (1) the frequency of trades and quotes for a security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of marketplace trades therefor.

                            MANAGEMENT OF THE TRUST

     The trustees and officers of the Trust and their principal occupations during the past five years are as follows:


DANIEL J. FUSS (63) -- President.  Executive Vice President and Director,
                       ---------
Loomis Sayles.


MARK W. HOLLAND (47) -- Secretary and Treasurer.  Vice President-Finance and
                        -----------------------
     Administration, Loomis Sayles.

TIMOTHY J. HUNT (64) -- Trustee.  4 Dennett Road, Marblehead, Massachusetts.
                        -------
     Retired. Formerly, Vice President and Director of Fixed Income Research, Loomis Sayles.


ROBERT J. BLANDING (49) -- Executive Vice President.  465 First Street West,
                           ------------------------
     Sonoma, California.  President and Chairman, Loomis Sayles.

WILLIAM F. CAMP (35) -- Vice President.  1533 North Woodward, Bloomfield Hills,
                        --------------
     Michigan. Vice President, Loomis Sayles. Portfolio Manager, Kmart Corporation.


WILLIAM J. DRISCOLL (37) -- Vice President.  Vice President, Loomis Sayles.
                            --------------
     Formerly, Vice President, Merrill Lynch.

QUENTIN P. FAULKNER (58) -- Vice President.  Vice President, Loomis Sayles.
                            --------------

KATHLEEN C. GAFFNEY (34) -- Vice President.  Vice President, Loomis Sayles.
                            --------------





ROBERT K. PAYNE (54) -- Vice President.   555 California Street, San
                        --------------
     Francisco, California.  Vice President, Loomis Sayles.

ANTHONY J. WILKINS (54) -- Vice President.  Vice President, Loomis Sayles.
                           --------------

JEFFREY L. MEADE (46) -- Vice President. Chief Operating Officer and Director,
                         --------------
     Loomis Sayles.

JOHN F. YEAGER (33) -- Vice President. Vice President, Loomis Sayles; formerly
                       --------------
     Vice President-Marketing, INVESCO Funds Group and Assistant Comptroller, INVESCO Capital Management.

SHEILA M. BARRY (51) -- Secretary. Assistant General Counsel and Vice President,
                        ---------
     Loomis Sayles. Formerly, Senior Counsel and Vice President, New England Funds, L.P.

      Previous positions during the past five years with Loomis Sayles are omitted, if not materially different from the positions listed. Except as indicated above, the address of each officer of the Trust affiliated with Loomis Sayles is One Financial Center, Boston, Massachusetts 02111.


     The Trust pays no compensation to its officers listed above who are interested persons of the Trust. Each Trustee who is not affiliated with Loomis Sayles will be compensated at the rate of $10,000 per annum. No Trustee will receive compensation from any other investment company which is advised by Loomis Sayles or its affiliates or which holds itself out to investors as being related to the Trust.


     As of the date hereof, the Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund.


     As of December 31, 1995, the Fund had not yet commenced operations.

                    INVESTMENT ADVISORY AND OTHER SERVICES


     Advisory Agreement.  Loomis Sayles serves as investment adviser to the Fund
     ------------------
under an advisory agreement with the Trust dated August 30, 1996. Under the advisory agreement, Loomis Sayles manages the investment and reinvestment of the assets of the Fund and generally administers its affairs, subject to supervision by the Trustees. Loomis Sayles furnishes, at its own expense, all necessary office space, office supplies, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services. For these services, the advisory agreement provides that the Fund shall pay Loomis Sayles a monthly investment advisory fee at the annual rate of .40% of the Fund's average weekly net assets.

     Under the advisory agreement, if the total ordinary business expenses of the Fund or the Trust as a whole for any fiscal year exceed the lowest applicable limitation (based on percentage of average net assets or income) prescribed by any state in which the shares of the Fund or the Trust are qualified for sale, Loomis Sayles shall pay such excess.


     As described in the Prospectus, Loomis Sayles has voluntarily undertaken for an indefinite period to limit the Fund's total operating expenses. These arrangements may be modified or terminated by Loomis Sayles at any time, subject to prior notice to shareholders.


     The advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust or Loomis Sayles, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the advisory agreement must be approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval.


     The advisory agreement may be terminated without penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty days' written notice to Loomis Sayles, or by Loomis Sayles upon ninety days' written notice to the Trust, and it terminates automatically in the event of its assignment, as that term is defined in the 1940 Act. In addition, the agreement will automatically terminate if the Trust or the Fund shall at any time be required by Loomis Sayles to eliminate all reference to the words "Loomis" or "Sayles" in the name of the Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the Fund and by a majority of the Trustees who are not interested persons of the Trust or Loomis Sayles, cast in person at a meeting called for the purpose of voting on such approval.

     The advisory agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.


     Loomis Sayles acts as investment adviser to the eleven series of the Loomis Sayles Funds, each a series of a registered open-end diversified management investment company. Loomis Sayles acts as investment adviser or sub-adviser to New England Star Advisers Fund, New England Value Fund, New England Capital Growth Fund, New England Balanced Fund and New England Strategic Income Fund, which are series of New England Funds Trust I, a registered open-end management investment company, one series of New England Funds Trust III, a registered open-end management investment company and the Avanti Growth Series, the Balanced Series and the Small Cap Series of New England Zenith Funds, which is also a registered open-end management investment company. Loomis Sayles also provides investment advice to numerous other corporate and fiduciary clients.


     Loomis Sayles's sole general partner is Loomis Sayles & Company, Inc., which is a wholly-owned subsidiary of NEIC Holdings, Inc., a wholly-owned subsidiary of New England Investment Companies, L.P. ("NEIC"). NEIC's sole general partner is New England Investment Companies, Inc., which is a wholly-owned subsidiary of Met Life New England Holdings, Inc., a wholly-owned subsidiary of Metropolitan Life Insurance Company.


     Trustees and officers of the Trust who hold positions with Loomis Sayles are listed under "Management of the Trust" in this Statement of Additional Information. Certain officers and Trustees of the Trust also serve as officers, directors and trustees of other investment companies and clients advised by Loomis Sayles. The other investment companies and clients sometimes invest in securities in which the Fund also invests. If the Fund and such other investment companies or clients desire to buy or sell the same portfolio securities at the same time, purchases and sales may be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund. It is the opinion of the Trustees that the desirability of retaining Loomis Sayles as investment adviser for the Fund outweighs the disadvantages, if any, which might result from these practices.





     Custodial Arrangements.  State Street Bank and Trust Company ("State
     ----------------------
Street "), Boston, Massachusetts 02102, is the Trust's custodian. As such, State Street holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, State Street receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income and net asset value per share of the Fund on a daily basis.


     Independent Accountants.  The Fund's independent accountants are Coopers
     -----------------------
& Lybrand L.L.P. ("Coopers & Lybrand"), One Post Office Square, Boston, Massachusetts 02109. Coopers & Lybrand conducts an annual audit of the Trust's financial statements, assists in the preparation of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

     In placing orders for the purchase and sale of portfolio securities for the Fund, Loomis Sayles always seeks the best price and execution. Transactions are carried out through broker-dealers who make the primary market for securities unless, in the judgment of Loomis Sayles, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

     Loomis Sayles selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid for a transaction. However, the Fund will only pay commissions that Loomis Sayles believes to be competitive with generally prevailing rates. Loomis Sayles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Fund will not pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker which do not contribute to the best price and execution of the transaction.


     Receipt of research services from brokers may sometimes be a factor in selecting a broker which Loomis Sayles believes will provide the best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Loomis Sayles's expenses. Such services may be used by Loomis Sayles in servicing other client accounts and in some cases may not be used with respect to the Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

                           DESCRIPTION OF THE TRUST


     The Trust, registered with the SEC as a diversified open-end management investment company, is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust (the "Declaration of Trust") dated December 23, 1993.

     The Declaration of Trust currently permits the Trustees to issue an unlimited number of full and fractional shares of each series. Each share of the Fund represents an equal proportionate interest in the Fund with each other share of the Fund and is entitled to a proportionate interest in the dividends and distributions from the Fund. The shares of the Fund do not have any preemptive rights. Upon termination of the Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.


     The assets received by the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the Fund. The underlying assets are segregated and are charged with the expenses with respect to the Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular series of the Trust are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of the Fund, certain expenses may be legally chargeable against the assets of all series.

     The Declaration of Trust also permits the Trustees, without shareholder approval, to issue shares of the Trust in one or more series, and to subdivide any series of shares into various classes of shares with such dividend preferences and other rights as the Trustees may designate. While the Trustees have no current intention to subdivide any series of shares into classes, this flexibility is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently, or to permit shares of a series to be distributed through more than one distribution channel, with the costs of the particular means of distribution (or costs of related services) to be borne by the shareholders who purchase through that means of distribution. The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such an additional or merged portfolio would be evidenced by a separate series of shares (i.e., a new "fund").


     The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or the Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust or the Fund, respectively. The Declaration of Trust further provides that the Trustees may also terminate the Trust or the Fund upon written notice to the shareholders. As a matter of policy, however, the Trustees will not terminate the Trust or the Fund without submitting the matter to a vote of the shareholders of the Trust or the Fund, respectively.

Voting Rights
-------------


     As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.


     The Declaration of Trust provides that on any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote shall be voted together irrespective of series or sub-series unless the rights of a particular series or sub-series would be adversely affected by the vote, in which case a separate vote of that series or sub-series shall also be required to decide the question. Also, a separate vote for each series or sub-series shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are substantially identical or that the matter does not affect any interest of such class. On matters exclusively affecting an individual series, only shareholders of that series are entitled to vote. Consistent with the current position of the SEC, shareholders of all series vote together, irrespective of series, on the election of Trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory agreement relating to that series. Voting rights are not cumulative.


     There will normally be no meetings of shareholders for the purpose of electing Trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.


     Upon written request by the holders of shares having a net asset value constituting 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

     Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.


     No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except
(i) to change the Trust's name or to cure technical problems in the Declaration of Trust, (ii) to establish, change or eliminate the par value of any shares (currently all shares have no par value) and (iii) to issue shares of the Trust in one or more series, and to subdivide any series of shares into various classes of shares with such dividend preferences and other rights as the Trustees may designate.

Shareholder and Trustee Liability
---------------------------------


     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund . However, the Declaration of Trust disclaims shareholder liability for acts or obligations of each fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.


     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and officers of the Trust except with respect to any matter as to which any such person not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the

Trust. No officer or Trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                               HOW TO BUY SHARES


     The procedures for purchasing shares of the Fund and for determining the offering price of such shares are summarized in the Prospectus under "How to Purchase Shares."

                                NET ASSET VALUE


     The net asset value of the shares of the Fund is determined by dividing the Fund's total net assets (the excess of its assets over its liabilities) by the total number of shares of the Fund outstanding and rounding to the nearest cent. Such determination is made weekly and as of the close of regular trading on the New York Stock Exchange (the "Exchange") on any day on which an order for purchase or redemption of the Fund's shares is received and on which the Exchange is open for unrestricted trading. During the twelve months following the date of this Statement of Additional Information, the Exchange is expected to be closed on the following weekdays: Memorial Day as observed, Independence Day, Labor Day, Thanksgiving Day, Christmas Day , New Year's Day, Presidents' Day and Good Friday. Long-term debt securities are valued by a pricing service, which determines valuations of normal institutional-size trading units of long-term debt securities. Such valuations are determined using methods based on market transactions for comparable securities and on various relationships among securities that are generally recognized by institutional traders. Other securities for which current market quotations are not readily available (including restricted securities, if any) and all other assets are taken at fair value as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.


     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of regular trading on the Exchange. Occasionally, events affecting the value of foreign securities not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange, which events will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of the Fund's portfolio securities occur during such period, then these securities will be valued at their fair value as determined in good faith or in accordance with procedures approved by the Trustees.

                                  REDEMPTIONS


     The procedures for redemption of Fund shares are summarized in the Prospectus under "How to Redeem Shares."

     The redemption price will be the net asset value per share next determined after the redemption request and any necessary special documentation are received by the Trust in proper form. Proceeds resulting from a written redemption request will normally be mailed to you within seven days after receipt of your request in good order. In those cases where you have recently purchased your shares by check and your check was received less than fifteen days prior to the redemption request, the Fund may withhold redemption proceeds until your check has cleared.

     The Fund will normally redeem shares for cash; however, the Fund reserves the right to pay the redemption price wholly or partly in kind if the Trustees determine it to be advisable in the interest of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities.


     A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See "Income Dividends, Capital Gain Distributions and Tax Status."

          INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS


     As described in the Prospectus under "Dividends, Capital Gain Distributions and Taxes," it is the policy of the Fund to pay its shareholders monthly, as dividends, substantially all of the Fund's net income and to distribute to its shareholders annually substantially all net realized capital gains, if any, after offset by any capital loss carryovers.

     Income dividends and capital gain distributions are payable in full and fractional shares of the Fund based upon the net asset value determined as of the close of regular trading on the Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to the Trust. In order for an election to be in effect for any dividend or distribution, it must be received by the Trust on or before the record date for such dividend or distribution.

     As required by federal law, information concerning the federal tax status of distributions from the Fund will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.


     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order so to qualify, the Fund must, among other things: (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; (ii) derive less than 30% of its gross income from gains from the sale or other disposition of securities held for less than three months; (iii) distribute each year at least 90% of its dividend, interest and certain other income; and (iv) at the end of each fiscal quarter hold at least 50% of the value of its total assets in cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities that represent, with respect to each issuer, no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses. To the extent the Fund qualifies for treatment as a regulated investment company, it will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.


     A nondeductible excise tax will be imposed at the rate of 4% on the excess, if any, of the Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income realized during the one-year period ending on October 31 (or December 31, if the Fund is permitted to so elect and so elects) plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. Dividends and distributions declared by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.


     Dividends and distributions on Fund shares received shortly after their purchase, although economically a return of capital, are subject to federal income taxes as described herein and in the Prospectus to the extent the dividends and distributions do not exceed the Fund's current and accumulated earnings and profits.


     Redemptions and exchanges of the Fund's shares are taxable events and, accordingly, shareholders may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized will generally be long-term capital gain or loss, and will otherwise be short-term capital gain or loss. However, if a shareholder sells Fund shares at a loss within six months after purchasing the shares, the loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. Furthermore, all or a portion of any loss will be disallowed on the taxable disposition of Fund shares if the shareholder acquires other shares of the Fund within 30 days before or after the disposition.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and the regulations thereunder currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action, respectively.

     Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state or local taxes.

     The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).


                     CALCULATION OF YIELD AND TOTAL RETURN


     Yield. The Fund's yield will be computed by dividing the Fund's net
     -----
investment income for a recent 30-day period by the maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The Fund's yield will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Trust allocated to the Fund. These factors, and possible differences in the methods used in calculating yield, should be considered when comparing the Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objective and policies of the Fund.


     At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any historical results will continue.


     Investors in the Fund are specifically advised that the net asset value per share of the Fund may vary, just as yields for the Fund may vary. An investor's focus on yield to the exclusion of the consideration of the value of shares of the Fund may result in the investor's misunderstanding the total return he or she may derive from the Fund.


     Total Return. Total Return with respect to the Fund is a measure of the
     ------------
change in value of an investment in the Fund over the period covered, and assumes any dividends or capital gains distributions are reinvested immediately, rather than paid to the investor in cash. The formula for total return used herein includes four steps: (1) adding to the total number of shares purchased through a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing the resulting account value by the initial $1,000 investment.


                            PERFORMANCE COMPARISONS


     Yield and Total Return. The Fund may from time to time include the yield and/or total return of its shares in advertisements or information furnished to present or prospective shareholders. The Fund may from time to time include in advertisements or information furnished to present or prospective shareholders (i) the ranking of performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Inc. or Micropal, Inc. as having similar investment objectives, (ii) the rating assigned to the Fund by Morningstar, Inc. based on the Fund's risk-adjusted performance relative to other mutual funds in its broad investment class, and/or (iii) the ranking of performance figures relative to such figures for mutual funds in its general investment category as determined by CDA/Weisenberger's Management Results.


     Lipper Analytical Services, Inc. distributes mutual fund rankings monthly.
     --------------------------------
The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.


     Micropal, Inc. distributes mutual fund rankings weekly and monthly.  The
     --------------
rankings are based upon performance calculated by Micropal, generally reflecting changes in net asset value that can be adjusted for the reinvestment of capital gains and dividends. If deemed appropriate by the user, performance can also reflect deductions for sales charges. Micropal rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year and 10-year performance. Micropal classifies mutual funds by investment objective and asset category.


     Morningstar, Inc. distributes mutual fund ratings twice a month.  The
     -----------------
ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investor Service, Inc.


     CDA/Weisenberger's Management Results publishes mutual fund rankings and is
     -------------------------------------
distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

     Performance information may also be used to compare the performance of the Fund to certain widely acknowledged standards or indices for stock and bond market performance, such as those listed below.


     Consumer Price Index.  The Consumer Price Index, published by the U.S.
     --------------------
Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.


     Dow Jones Industrial Average.  The Dow Jones Industrial Average is a market
     ----------------------------
value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.


     Lehman Brothers Government/Corporate Bond Index.  The Lehman Brothers
     ------------------------------------------------
Government/Corporate Bond Index is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.


     Lehman Brothers 1-3 Year Government Index.  The Index contains fixed rate
     ------------------------------------------
debt issues of the U.S. government or its agencies rated investment grade or higher with at least one year maturity and an outstanding par value of at least $100 million for U.S. government issues.


     Lehman Brothers Government Bond Index.  The Lehman Brothers Government Bond
     --------------------------------------
Index is composed of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government.


     Lehman Brothers Municipal Bond Index.  The Lehman Brothers Municipal Bond
     -------------------------------------
Index is computed from the prices of approximately 21,000 bonds consisting of roughly 30% revenue bonds, 30% government obligation bonds, 27% insured bonds and 13% prerefunded bonds.


     MSCI-EAFE Index.  The MSCI-EAFE Index contains over 1000 stocks from 20
     ----------------
different countries with Japan (approximately 50%), United Kingdom, France and Germany being the most heavily weighted.


     MSCI-EAFE ex-Japan Index.  The MSCI-EAFE ex-Japan Index consists of all
     -------------------------
stocks contained in the MSCI-EAFE Index, other than stocks from Japan.


     Merrill Lynch Government/Corporate Index.  The Merrill Lynch Government/
     -----------------------------------------
Corporate Index is a composite of approximately 4,900 U.S. government and corporate debt issues with at least $25 million outstanding, greater than one year maturity, and credit ratings of investment grade or higher.


     Merrill Lynch High Yield Index.  The Merrill Lynch High Yield Index
     -------------------------------
includes over 750 issues and represents public debt greater than $10 million (original issuance rated BBB/BB and below).


     Russell 2000 Index.  The Russell 2000 Index is comprised of the 2000
     ------------------
smallest of the 3000 largest U.S.-domiciled corporations, ranked by market capitalization.


     Salomon Brothers World Government Bond Index.  The Salomon Brothers World
     --------------------------------------------
Government Bond Index includes a broad range of institutionally-traded fixed-rate government securities issued by the national governments of the nine countries whose securities are most actively traded. The index generally excludes floating- or variable-rate bonds, securities aimed principally at non-institutional investors (such as U.S. Savings Bonds) and private-placement type securities.


     Standard & Poor's/Barra Growth Index.  The Standard & Poor's/Barra Growth
     -------------------------------------
Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the highest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.


     Standard & Poor's/Barra Value Index.  The Standard & Poor's/Barra Value
     ------------------------------------
Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.


     Standard & Poor's 500 Composite Stock Price Index (The "S&P 500").  The S&P
     ------------------------------------------------------------------
500 is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange. The S&P 500 is the most common index for the overall U.S. stock market.


     From time to time, articles about the Fund regarding performance, rankings and other characteristics of the Fund may appear in publications including, but not limited to, the publications included in Appendix A. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. References to or reprints of such articles may be used in the Fund's promotional literature. References to articles regarding personnel of Loomis Sayles who have portfolio management responsibility may also be used in the Fund's promotional literature. For additional information about the Fund's advertising and promotional literature, see Appendix B.

                                                                      APPENDIX A
                 PUBLICATIONS THAT MAY CONTAIN FUND INFORMATION


ABC and affiliates                            Financial Research Corp.
Adam Smith's Money World                      Financial Services Week
America On Line                               Financial World
Anchorage Daily News                          Fitch Insights
Atlanta Constitution                          Forbes
Atlanta Journal                               Fort Worth Star-Telegram
Arizona Republic                              Fortune
Austin American Statesman                     Fox Network and affiliates
Baltimore Sun                                 Fund Action
Bank Investment Marketing                     Fund Decoder
Barron's                                      Global Finance
Bergen County Record (NJ)                     (the) Guarantor
Bloomberg Business News                       Hartford Courant
Bond Buyer                                    Houston Chronicle
Boston Business Journal                       INC
Boston Globe                                  Indianapolis Star
Boston Herald                                 Individual Investor
Broker World                                  Institutional Investor
Business Radio Network                        International Herald Tribune
Business Week                                 Internet
CBS and affiliates                            Investment Advisor
CDA Investment Technologies                   Investment Company Institute
CFO                                           Investment Dealers Digest
Changing Times                                Investment Profiles
Chicago Sun Times                             Investment Vision
Chicago Tribune                               Investor's Daily
Christian Science Monitor                     IRA Reporter
Christian Science Monitor News Service        Journal of Commerce
Cincinnati Enquirer                           Kansas City Star
Cincinnati Post                               KCMO (Kansas City)
CNBC                                          KOA-AM (Denver)
CNN                                           LA Times
Columbus Dispatch                             Leckey, Andrew (syndicated column)
Dallas Morning News                           Lifetime Channel
Dallas Times-Herald                           Miami Herald
Denver Post                                   Milwaukee Sentinel
Des Moines Register                           Money Magazine
Detroit Free Press                            Money Maker
Donoghues Money Fund Report                   Money Management Letter
Dorfman, Dan (syndicated column)              Morningstar
Dow Jones News Service                        Mutual Fund Market News
Economist                                     Mutual Funds Magazine
FACS of the Week                              National Public Radio
Fee Adviser                                   National Underwriter
Financial News Network                        NBC and affiliates
Financial Planning                            New England Business
Financial Planning on Wall Street             New England Cable News

New Orleans Times-Picayune
New York Daily News
New York Times
Newark Star Ledger
Newsday
Newsweek
Nightly Business Report
Orange County Register
Orlando Sentinel
Palm Beach Post
Pension World
Pensions and Investments
Personal Investor
Philadelphia Inquirer
Porter, Sylvia (syndicated column)
Portland Oregonian
Prodigy
Public Broadcasting Service
Quinn, Jane Bryant (syndicated column)
Registered Representative
Research Magazine
Resource
Reuters
Rocky Mountain News
Rukeyser's Business (syndicated column)
Sacramento Bee
San Diego Tribune
San Francisco Chronicle
San Francisco Examiner
San Jose Mercury
Seattle Post-Intelligencer
Seattle Times
Securities Industry Management
Smart Money
St. Louis Post Dispatch
St. Petersburg Times

                                                                      APPENDIX B
                     ADVERTISING AND PROMOTIONAL LITERATURE


Loomis Sayles Investment Trust advertising and promotional material may include, but is not limited to, discussions of the following information:


 .    Loomis Sayles Investment Trust's participation in wrap fee and no transaction fee programs


 .    Characteristics of Loomis Sayles including the number and locations of its offices, its investment practices and clients


 .    Specific and general investment philosophies, strategies, processes and techniques


 .    Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services


 .    Industry conferences at which Loomis Sayles participates


 .    Current capitalization, levels of profitability and other financial information


 .    Identification of portfolio managers, researchers, economists, principals and other staff members and employees


 .    The specific credentials of the above individuals, including but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors


 .    Specific identification of, and general reference to, current individual, corporate and institutional clients, including pension and profit sharing plans


 .    Current and historical statistics relating to:


     -total dollar amount of assets managed
     -Loomis Sayles assets managed in total and by Fund
     -the growth of assets
     -asset types managed


     References may be included in Loomis Sayles Investment Trust's advertising and promotional literature about 401(k) and retirement plans, if any, that offer the Fund. The information may include, but is not limited to:


 .    Specific and general references to industry statistics regarding 401(k)
     and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers or plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and firms with whom Loomis Sayles may or may not have a relationship.


 .    Specific and general reference to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the Fund as a 401(k) or retirement plan funding vehicle produced by industry authorities, research organizations and publications.

Part C.     OTHER INFORMATION
            -----------------

Item 24.  Financial Statements and Exhibits
          ---------------------------------

     (a)    Financial statements:

            See the section entitled "Prior Performance" in the Prospectus.

            See the section entitled "Financial Statements" in the Statements of Additional Information for each of the Loomis Sayles Fixed Income Fund, Loomis Sayles Investment Grade Fixed Income Fund, Loomis Sayles California Tax-Free Income Fund, Loomis Sayles Core Growth Fund and Loomis Sayles Mortgage Securities Fund.

     (b)    Exhibits:
            1. Agreement and Declaration of Trust of Loomis Sayles Investment Trust (the "Trust") dated December 23, 1993 -- incorporated by reference to the initial registration statement on Form N-1A (File No. 811-8282), filed on January 11, 1994 (the "Registration Statement").

            2. By-Laws of the Trust -- incorporated by reference to the Registration Statement.

            3.   Not applicable.

            4.   Not applicable.

            5a. Investment Advisory Agreement between the Trust and Loomis Sayles dated as of August 30, 1996 for the Loomis Sayles Investment Grade Fixed Income Fund -- filed herewith.

            5b. Investment Advisory Agreement between the Trust and Loomis Sayles dated as of August 30, 1996 for the Loomis Sayles Fixed Income Fund -- filed herewith.

            5c. Investment Advisory Agreement between the Trust and Loomis Sayles dated as of August 30, 1996 for the Loomis Sayles California Tax-Free Income Fund -- filed herewith.

            5d. Investment Advisory Agreement between the Trust and Loomis Sayles dated as of August 30, 1996 for the Loomis Sayles Mortgage Securities Fund -- filed herewith.

            5e. Investment Advisory Agreement between the Trust and Loomis Sayles dated as of August 30, 1996 for the Loomis Sayles Core Growth Fund -- filed herewith.

            5f. Investment Advisory Agreement between the Trust and Loomis Sayles dated as of August 30, 1996 for the Loomis Sayles Convertible Bond Fund -- filed herewith.

            5g. Investment Advisory Agreement between the Trust and Loomis Sayles dated as of August 30, 1996 for the Loomis Sayles High Yield Fixed Income Fund -- filed herewith.

            5h. Investment Advisory Agreement between the Trust and Loomis Sayles dated as of August 30, 1996 for the Loomis Sayles Core Fixed Income Fund -- filed herewith.

            5i. Investment Advisory Agreement between the Trust and Loomis Sayles dated as of August 30, 1996 for the Loomis Sayles Intermediate Duration Fixed Income Fund -- filed herewith.

            6.   Not applicable.

            7.   Not applicable.

            8. Form of Custodian Agreement between the Trust and State Street Bank and Trust Company ("State Street") -- incorporated by reference to the Registration Statement.

            9.   Not applicable.

            10.  Not applicable.

            11.  Consent of Coopers & Lybrand L.L.P. -- filed herewith.

            12.  Not applicable.

            13.  Not applicable.

            14.  Not applicable.

            15.  Not applicable.

            16. Schedule for Computation of Performance Information -- to be filed by amendment.

            17a. Financial Data Schedule for the Loomis Sayles Investment Grade
                 Fixed Income Fund -- filed herewith.

            17b. Financial Data Schedule for the Loomis Sayles Fixed Income
                 Fund --filed herewith.

            17c. Financial Data Schedule for the Loomis Sayles California
                 Tax-Free Income Fund -- filed herewith.

            17d. Financial Data Schedule for the Loomis Sayles Core Growth
                 Fund --filed herewith.

            17e. Financial Data Schedule for the Loomis Sayles High Yield Fixed
                 Income Fund -- filed herewith.

            17f. Financial Data Schedule for the Loomis Sayles Core Fixed Income
                 Fund -- filed herewith.

            18.  Not applicable.

Item 25.  Persons Controlled by or Under Common Control with Registrant
          -------------------------------------------------------------

            Not applicable.

Item 26.  Number of Holders of Securities
          -------------------------------

            (1)                                     (2)

                                             Number of Record Holders
          Title of Series                    (as of October 7, 1996)
          ---------------                    -----------------------
          California Tax-Free Income Fund               26
          Convertible Bond Fund                          4
          Core Fixed Income Fund                         3
          Core Growth Fund                               7
          Fixed Income Fund                             17
          High Yield Fixed Income Fund                   2
          Intermediate Duration Fixed Income Fund        1
          Investment Grade Fixed Income Fund             7
          Mortgage Securities Fund                       4

Item 27.  Indemnification
          ---------------

          Article VIII of the Registrant's Agreement and Declaration of Trust (Exhibit 1 hereto) and Article 4 of the Registrant's By-Laws (Exhibit 2 hereto) provide for indemnification of its trustees and officers. The effect of these provisions is to provide indemnification for each of the Registrant's trustees and officers against liabilities and counsel fees reasonably incurred in connection with the defense of any legal proceeding in which such trustee or officer may be involved by reason of being or having been a trustee or officer, except with respect to any matter as to which such trustee or officer shall have been adjudicated not to have acted in good faith and in the reasonable belief that such trustee's or officer's action was in the best interest of the Registrant, and except that no trustee or officer shall be indemnified against any liability to the Registrant or its shareholders to which such trustee or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such trustee's or officer's office.

Item 28.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------

          Loomis Sayles, the investment adviser of the Registrant, provides investment advice to eleven series of the Loomis Sayles Funds, five series of New England Funds Trust I, one series of New England Funds Trust III and three series of New England Zenith Funds, all of which are registered investment companies, and to other organizations and individuals.

          The sole general partner of Loomis Sayles is Loomis Sayles & Company, Inc., One Financial Center, Boston, Massachusetts 02111.

Item 29.  Principal Underwriters
          ----------------------

          Not applicable.

Item 30.  Location of Accounts and Records
          --------------------------------

          The following companies maintain possession of the documents required by the specified rules:

          (a)  Registrant
               Rule 31a-1(b)(4), (9), (10), (11)
               Rule 31a-2(a)

          (b)  State Street Bank and Trust Company
               225 Franklin Street
               Boston, MA  02110
               Rule 31a-1(a)
               Rule 31a-1(b)(1), (2), (3), (5), (6), (7), (8)
               Rule 31a-2(a)

          (c)  Loomis, Sayles & Company, L.P.
               One Financial Center
               Boston, MA  02111
               Rule 31a-1(f)
               Rule 31a-2(e)

Item 31.  Management Services
          -------------------

          Not applicable.

Item 32.  Undertakings
          ------------

          (a) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

          (b) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                             * * * * * * * * * * *

                                    NOTICE

     A copy of the Agreement and Declaration of Trust of Loomis Sayles Investment Trust (the "Trust") is on file with the Secretary of The Commonwealth of Massachusetts and the Clerk of the City of Boston and notice is hereby given that this instrument has been executed on behalf of the Trust by an officer of the Trust as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURE

     Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, in The Commonwealth of Massachusetts on this 12th day of November, 1996.

                                       LOOMIS SAYLES INVESTMENT TRUST


                                       By:DANIEL J. FUSS
                                          --------------------------------------
                                          Daniel J. Fuss
                                          President

                        LOOMIS SAYLES INVESTMENT TRUST

                               Index to Exhibits

Exhibit No.    Description
----------     -----------

99.B5a         Investment Advisory Agreement between the Trust and Loomis
               Sayles for the Loomis Sayles Investment Grade Fixed Income Fund.
99.B5b         Investment Advisory Agreement between the Trust and Loomis
               Sayles for the Loomis Sayles Fixed Income Fund.
99.B5c         Investment Advisory Agreement between the Trust and Loomis
               Sayles for the Loomis Sayles California Tax-Free Income Fund.
99.B5d         Investment Advisory Agreement between the Trust and Loomis
               Sayles for the Loomis Sayles Mortgage Securities Fund.
99.B5e         Investment Advisory Agreement between the Trust and Loomis
               Sayles for the Loomis Sayles Core Growth Fund.
99.B5f         Investment Advisory Agreement between the Trust and Loomis
               Sayles for the Loomis Sayles Convertible Bond Fund.
99.B5g         Investment Advisory Agreement between the Trust and Loomis
               Sayles for the Loomis Sayles High Yield Fixed Income Fund.
99.B5h         Investment Advisory Agreement between the Trust and Loomis
               Sayles for the Loomis Sayles Core Fixed Income Fund.
99.B5i         Investment Advisory Agreement between the Trust and Loomis
               Sayles for the Loomis Sayles Intermediate Duration Fixed Income
               Fund.
99.B11         Consent of Coopers & Lybrand L.L.P.

27.1 Financial Data Schedule for the Loomis Sayles Investment Grade Fixed Income Fund.
27.2           Financial Data Schedule for the Loomis Sayles Fixed Income Fund.
27.3 Financial Data Schedule for the Loomis Sayles California Tax-Free Income Fund.
27.4           Financial Data Schedule for the Loomis Sayles Core Growth Fund.
27.5           Financial Data Schedule for the Loomis Sayles High Yield Fixed
               Income Fund.
27.6           Financial Data Schedule for the Loomis Sayles Core Fixed Income
               Fund.